UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04416

PNC Funds

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices) (Zip code)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-622-3863

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Semi-Annual Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT

November 30, 2011

(Unaudited)

PNC Equity Funds

PNC FUNDS

 PNC EQUITY FUNDS

 SEMI-ANNUAL REPORT

 EQUITY FUNDS

 Balanced Allocation Fund

 International Equity Fund

 Large Cap Core Equity Fund

 Large Cap Growth Fund

 Large Cap Value Fund

 Mid Cap Value Fund

 Multi-Factor Small Cap Core Fund

 Multi-Factor Small Cap Growth Fund

 Multi-Factor Small Cap Value Fund

 S&P 500 Index Fund

 Small Cap Fund

 OTHER PNC FUNDS

 FIXED INCOME FUNDS

 Bond Fund

 Government Mortgage Fund

 High Yield Bond Fund

 Intermediate Bond Fund

 Limited Maturity Bond Fund

 Total Return Advantage Fund

 Ultra Short Bond Fund

 TAX EXEMPT BOND FUNDS

 Intermediate Tax Exempt Bond
Fund

 Maryland Tax Exempt Bond Fund

 Michigan Intermediate Municipal
Bond Fund

 Ohio Intermediate Tax Exempt Bond
Fund

 Pennsylvania Intermediate

 Municipal Bond Fund

 Tax Exempt Limited Maturity Bond
Fund

 MONEY MARKET FUNDS

 Government Money Market Fund

 Money Market Fund

 Ohio Municipal Money Market Fund

 Pennsylvania Tax Exempt Money
Market Fund

 Tax Exempt Money Market Fund

 Treasury Money Market Fund

T A B L E O F C O N T E N T S
Message from the Chairman	1
Message from the President Summary of Portfolio Holdings Explanation of Expense Tables	2 8 10
	Financial Highlights	Schedules of Investments
Balanced Allocation Fund	12	23
International Equity Fund	13	31
Large Cap Core Equity Fund	14	36
Large Cap Growth Fund	15	38
Large Cap Value Fund	16	40
Mid Cap Value Fund	17	42
Multi-Factor Small Cap Core Fund	18	44
Multi-Factor Small Cap Growth Fund	19	47
Multi-Factor Small Cap Value Fund	20	50
S&P 500 Index Fund	21	53
Small Cap Fund	22	59
Investment Abbreviations and Definitions		61
Statements of Assets and Liabilities		62
Statements of Operations		68
Statements of Changes in Net Assets		72
Notes to Financial Statements		76
Trustees Review and Approval of Advisory and Subadvisory Agreements		90
Proxy Voting and Quarterly Schedules of Investments		92

This material must be preceded or accompanied by a prospectus or summary prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Equity Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC, a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser to PNC Funds, for which it receives an investment advisory fee. Shares of PNC Funds are distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PNC Capital Advisors, LLC and is not a bank.

©2012 The PNC Financial Services Group, Inc. All rights reserved.

PNC Equity Funds

MESSAGE FROM THE CHAIRMAN

JANUARY 2011

Dear Shareholders:

We are pleased to provide you with important information about your investments in PNC Funds, as well as a review of financial markets and events shaping global markets. During the six months ended November 30, 2011, total assets of PNC Funds decreased from $7.9 to $7.6 billion, primarily as a result of shareholder outflows in equity funds.

The Board of Trustees recently elected Stephen M. Todd as a Trustee of PNC Funds. We are pleased to welcome Steve, whose accounting and business experience will be valuable to management, the Board and the shareholders we serve.

We encourage investors who have questions about their investments to call Shareholder Services at (800)-622-FUND (3863) or visit pncfunds.com.

Thank you for investing with PNC Funds and best wishes for a happy and healthy new year.

Sincerely,

John G. Drosdick
Chairman

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“The U.S. economy remained relatively soft...”

Dear Shareholders:

We are pleased to present this semi-annual report for PNC Equity Funds as of November 30, 2011.

The six months ended November 30, 2011 were challenging ones for the equity markets and the PNC Equity Funds. Highlights of the semi-annual period include the following:

•     Along with the broad equity markets, each of the PNC Equity Funds generated negative absolute returns during the semi-annual period, however eight of the 11 PNC Equity Funds outperformed their respective benchmark index and/or Lipper peer group for the six months ended November 30, 2011 and another one performed in line with its respective benchmark index and/or Lipper peer group.* Certainly the absolute returns are disappointing, but such relative performance is testament, we believe, to the portfolio managers’ consistent emphasis on both risk management and investment opportunity.

•     The name of PNC Small Cap Core Fund was changed to PNC Small Cap Fund effective July 1, 2011 to better reflect the Fund’s ability to invest in small cap companies across investment style categories.

•     We continued to draw on the proven experience of several of the portfolio managers of PNC Capital Advisors, LLC. In addition, we maintained our strong business relationships with top-line asset managers, such as GE Asset Management, Inc. and Polaris Capital Management, LLC.

•     We continue to believe that by offering the opportunity to diversify your investments among an array of equity, taxable and tax-exempt fixed income and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the financial statements and schedules of portfolio investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six months ended November 30, 2011, especially given the extreme volatility experienced during the semi-annual period.

Economic Review

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011 * Past performance is no guarantee of future results.

The U.S. economy remained relatively soft during the semi-annual period. Real Gross Domestic Product (“GDP”) had increased 1.9% in the first quarter of 2011 but then decelerated to 1.3% in the second quarter of 2011 before bouncing back somewhat to an estimated 2.0% in the third quarter of 2011. According to the Survey of Professional Forecasters by the Federal Reserve Bank of Philadelphia, real GDP is expected to grow at an annualized rate of 2.6% in the fourth quarter of 2011.

As the semi-annual period began in June 2011, U.S. consumers continued to struggle with high unemployment and underemployment, and home prices had yet to recover. Though consumer spending had increased 2.7% in real terms year over year, many believed that future spending may be hindered without significant gains in employment growth. The Federal Reserve’s (“the Fed’s”) second round of quantitative easing, popularly known as QE2, expired as scheduled at the end of June 2011.

During the third calendar quarter, economic data started rocky and got worse, as reports in July showing some softness began a tidal wave of questions concerning the strength of economic growth. Interestingly, as evidenced by third quarter GDP, survey results were considerably weaker than hard economic data — an indicator, perhaps, that sentiment was worse than reality. Still, while home prices stabilized somewhat, unemployment stubbornly stuck above 9%. Also, economic weakness, combined with growing European sovereign debt concerns, caused many consumers and corporations to pull back on spending. Consumer spending grew only 0.2% in August, after averaging 2.1% growth in the first quarter of the year. August also marked the first month in two years that personal income fell. Capital spending and reinvestment were at extremely low levels, and cash on corporate balance sheets remained at all-time highs.

In October and November, the U.S. economy continued to grind along as consumers and corporations alike awaited the outcome of both the U.S. Congressional Supercommittee on fiscal reform and the continuing European sovereign debt crisis. In part due to the uncertainty surrounding these major market factors, the U.S. personal savings rate increased in October, reversing a trend over the several months prior when spending growth had outpaced income growth. On its November 23 deadline, the 12-member Supercommittee, tasked with cutting $1.2 trillion from the U.S. deficit, failed to agree. Thus, discretionary spending cuts of $1.2 trillion are mandated beginning in 2013. The situation in Europe remained a major unknown at the end of November. Greece moved to elect a new leader and approve another debt restructuring package. Italy’s Prime Minister Berlusconi resigned after the passage of additional austerity measures.

Equities

Amidst uncertain and generally disappointing economic data, virtually all of the major U.S. equity indices generated negative returns during the six months ended November 30, 2011. The semi-annual period was marked by dramatic volatility.

As the semi-annual period began in June 2011, the U.S. equity market struggled. Economic data had weakened, concerns about Greece’s sovereign debt crisis resurfaced, and there was great uncertainty about the impact of the expiration of the Fed’s quantitative easing program at the end of the month. In the final week of June, however, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly.

The third calendar quarter of 2011 was the worst quarter for U.S. equities since the first quarter of 2009, as increasing concern and skepticism over the economy and the prospect of contagion from peripheral European sovereign debt crises dominated. Volatility accelerated, and a flight to quality ensued with investors showing significant risk aversion. In August, following weeks of political gridlock over raising the U.S. debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets. Markets were further shaken toward the end of September when the Fed announced what was dubbed Operation Twist. Operation Twist is a plan to purchase longer-term Treasury securities and sell shorter-term Treasury securities in an effort to keep long-term interest rates low and thereby spur spending and investment by consumers and businesses alike.

“...increasing concern and skepticism over the economy and the pros- pect of contagion from peripheral European sovereign debt crises dominated.”

U.S. equities rallied back strongly in October on hopes of a plan for Europe’s sovereign debt crisis and better prospects for the global economy before falling back again, albeit modestly, in November.

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“...the Fed announced in August 2011 that it would maintain short- term interest rates near zero through at least mid-2013.”

Interestingly, the fundamentals that traditionally drive equities held up well overall, as corporate profit growth continued to show strength throughout the semi-annual period, and most companies exceeded earnings expectations. Indeed, even in the challenging third calendar quarter, corporate earnings were up 22% year over year, and margins continued to improve. Still, the percentage of companies beating estimates fell, and investors appeared to be more concerned with the near term future, as consensus expectations were considered by some to be too optimistic given the moderating economic backdrop. Corporations were sitting on record levels of cash, leading investors to demand cash be paid out in the form of dividends.

For the semi-annual period as a whole, all U.S. equity segments declined, but large-cap stocks within the U.S. equity market declined least, followed by mid-cap stocks and then small-cap stocks. Growth stocks outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

For the annual period as a whole, the U.S. equity market may have climbed a wall of worry as investors bought into unforeseen risk, but the fundamentals that drive equities held up well overall. Mid-cap stocks within the U.S. equity market performed best, followed by small-cap stocks and then large-cap stocks. Growth stocks materially outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, declined more steeply than U.S. stocks, as heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown weighed particularly heavily on international developed and emerging equity market performance.

Fixed Income

Commentary provided by PNC

The semi-annual period was one wherein concerns about a softening U.S. economic picture, lower commodity prices, heightened anxiety about European sovereign debt and expectations for a third round of quantitative easing overrode low interest rates to drive a dramatic decline in risk appetite. Investors appeared skeptical about the effectiveness of monetary and fiscal stimulus. U.S. fixed income securities, then, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained ground for the six months ended November 30, 2011, significantly outperforming the equity market. In particular, investors fled to U.S. Treasuries, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Indeed, for the semi-annual period overall, two-year Treasury yields fell 20 basis points (a basis point is 1/100th of a percentage point) to 0.25%, and 10-year Treasury yields dropped 97 basis points to 2.08%. Long-term Treasury yields declined 116 basis points to 3.06%. It is interesting to note that Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ in an unprecedented move in early August could scarcely be detected in an examination of U.S. Treasury rates, which continued to fall through the remainder of the third calendar quarter before increasing just slightly in October and November.

Capital Advisors, LLC as of November 30, 2011

Throughout the semi-annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its “exceptionally low” rates to a specific date. In September, Operation Twist, mentioned above, dominated domestic monetary policy.

Virtually all of the major non-Treasury fixed income sectors underperformed U.S. Treasuries during the semi-annual period, as the unprecedented downgrade of U.S. sovereign debt, along with a declining risk appetite overall, kept investors defensive.

The tax-exempt bond market overall outperformed the taxable fixed income market during the semi-annual period, though performance was segmented. From the start of the semi-annual period through September, the tax-exempt bond market enjoyed a rally. As widely anticipated, issuance of tax-exempt municipal bonds dropped significantly due to the expiration of the Build America Bond program at the end of December 2010. Also, while state and local governments still were under pressure, many emerged in the spring of 2011 with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy. Just as the consequent flight to quality drove U.S. Treasury yields lower, yields on municipal bonds declined materially as well. Finally, voices from many corners of the marketplace refuted the assertions made by banking industry analyst Meredith Whitney on “60 Minutes” the prior winter. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. Following the extended rally, the municipal bond market then experienced a modest correction in October and November. Tax-exempt bond supply increased in these two months as issuers sought to take advantage of low interest rates to refund debt for cost savings or to initiate new capital projects. Yields at the long-term end of the municipal bond yield curve rose by approximately 30 basis points from the end of September through the end of November.

“...heightened uncer- tainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments.”

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the semi-annual period, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the semi-annual period was an increase in demand and a contraction in supply. Supply contracted in part due to the Federal Deposit Insurance Corporation (FDIC) altering, as in April 2011, its fee formula charged to commercial banks. As banks were required to maintain more capital, they were prevented from lending collateral via repurchase agreements. Also, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program bills in June ahead of the August deadline to increase the nation’s debt ceiling. On the demand side, as was the case for longer-term U.S. Treasuries, heightened uncertainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments. As U.S. Treasury yields declined, so, too, did money market yields.

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

PNC Equity Funds

A MESSAGE FROM THE PRESIDENT

“...this recovery process will be over an extended time period.”

Our View Ahead

At the end of November 2011, our view was that the U.S. economy would continue in a slow growth environment until the major headwinds of the European sovereign debt crisis and the U.S. budget debate preceding the presidential elections abate. We expect that housing and unemployment will improve slowly, but this recovery process will be over an extended time period. We also recognize that there are alternative scenarios. On the bullish side, the European crisis could resolve quickly with the establishment of a liquidity pool for member nations of the European Union to refinance debt at lower rates, but not write off debt. Such a liquidity pool would allow indebted member nations to slowly unwind debt burdens at more normalized rates. This would also lead to a scenario more positive than our base case. The second alternative would be a more bearish scenario, wherein an unexpected event derails or exacerbates the European solution, and with the U.S. Congressional Supercommittee having failed to agree on a deficit reduction plan, Congress does not enact fiscal reform. This could pressure markets, particularly in the absence of more company-specific fundamentals.

Looking forward for U.S. equities, then, we believe the markets will continue to plod higher. That said, despite strong earnings, margins and revenue results during the semi-annual period ended November 30, 2011, analysts and companies continue to drive expectations for 2012 earnings, revenues and margins lower, perhaps because there is little upside optimism given the gloomy state of news regarding Europe. We believe future earnings consensus takes into account a slow growth world, but we are certainly, in our view, far from an earnings bubble and the risk at the end of November was, we believe, to the upside.

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

As for the fixed income market, we see no data suggesting short-term interest rates will move higher in the near term, or for at least the next 12 months. Operation Twist dramatically reduced rates at the long-term end of the U.S. Treasury yield curve. In our view, U.S. Treasury yields reflected a flight to safety related to the European sovereign debt crisis rather than fears of a deep and prolonged U.S. recession. Once these pressures ease, we would expect rates to move higher. At the same time, however, near-term volatility will likely remain until such exogenous factors are resolved.

One last important point — while we expect volatility to continue to be at high levels within both equity and fixed income markets, at least in the short term, and while some investors have concerns that the culmination of numerous macro headwinds will combine to cause another unified global recession, we do not believe this is a repeat of 2008. Corporations and consumers have stronger balance sheets and the U.S. financial system is considerably better capitalized than three years ago. Market reactions today are rooted in risk aversion and investor fear. As these issues are resolved, we expect markets to normalize. We continue to believe that patient investors — in both the equity and fixed income markets — will be rewarded.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

PNC Equity Funds

SUMMARY OF PORTFOLIO HOLDINGS

(Unaudited)

The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities for each of the PNC Equity Funds as of November 30, 2011.

Balanced Allocation Fund		Large Cap Growth Fund
Domestic Common Stocks	48.4%	Information Technology	29.5%
Corporate Bonds	12.4	Consumer Discretionary	15.9
Exchange Traded Funds	9.9	Consumer Staples	12.9
Foreign Common Stocks	9.9	Healthcare	11.2
U.S. Government Agency		Industrials	10.5
Mortgage-Backed Obligations	8.5	Energy	9.9
U.S. Treasury Obligations	3.5	Materials	5.1
Affiliated Money Market Fund	2.5	Financials	3.1
Asset Backed Securities	2.5	Telecommunications	1.0
Collateralized Mortgage Obligations	1.1	Affiliated Money Market Fund	0.9
Commercial Mortgage-Backed Securities	1.1		100.0%
Municipal Bonds	0.1
Preferred Stocks	0.1	Large Cap Value Fund
	100.0%	Financials	16.9%
		Healthcare	16.8
International Equity Fund		Consumer Staples	14.2
United Kingdom	19.1%	Energy	12.4
Japan	14.5	Information Technology	10.8
Germany	9.6	Industrials	9.5
Switzerland	5.4	Consumer Discretionary	8.1
France	5.3	Utilities	5.8
Sweden	4.4	Affiliated Money Market Fund	2.6
Ireland	3.8	Telecommunication Services	1.8
China	3.4	Materials	1.1
Twenty-three other countries	28.5		100.0%
Affiliated Money Market	6.0
	100.0%	Mid Cap Value Fund
		Financials	27.8%
Large Cap Core Equity Fund		Consumer Staples	14.7
Information Technology	19.2%	Industrials	13.6
Consumer Discretionary	12.9	Energy	9.7
Healthcare	12.9	Information Technology	8.2
Consumer Staples	12.4	Consumer Discretionary	7.5
Financials	11.8	Utilities	7.5
Energy	11.4	Healthcare	6.9
Industrials	9.0	Materials	2.2
Materials	3.7	Affiliated Money Market Fund	1.9
Utilities	3.7		100.0%
Telecommunication Services	2.4
Exchange Traded Fund	0.6
	100.0%

Multi-Factor Small Cap Core Fund
Financials	19.0%
Information Technology	18.9
Consumer Discretionary	15.6
Industrials	13.3
Healthcare	12.1
Energy	7.2
Materials	5.3
Utilities	4.6
Consumer Staples	1.7
Exchange Traded Fund	1.0
Telecommunication Services	1.0
Affiliated Money Market Fund	0.3
100.0%

Multi-Factor Small Cap Growth Fund
Information Technology	21.8%
Healthcare	18.1
Consumer Discretionary	16.0
Industrials	15.9
Energy	9.5
Financials	9.0
Materials	5.2
Consumer Staples	3.7
Telecommunication Services	0.7
Affiliated Money Market Fund	0.1
100.0%

Multi-Factor Small Cap Value Fund
Financials	35.0%
Industrials	13.0
Consumer Discretionary	12.4
Information Technology	11.9
Utilities	7.2
Healthcare	6.3
Energy	5.2
Materials	5.1
Consumer Staples	2.5
Telecommunication Services	1.0
Affiliated Money Market Fund	0.4
100.0%

S&P 500 Index Fund
Information Technology	19.2%
Financials	13.1
Energy	12.4
Healthcare	11.5
Consumer Staples	11.3
Consumer Discretionary	10.6
Industrials	10.6
Utilities	3.7
Materials	3.6
Telecommunication Services	3.0
Affiliated Money Market Fund	1.0
100.0%

Small Cap Fund
Financials	21.7%
Industrials	20.1
Consumer Discretionary	15.9
Information Technology	15.4
Energy	10.0
Healthcare	7.3
Consumer Staples	4.7
Affiliated Money Market Fund	3.2
Materials	1.7
100.0%

PNC Equity Funds

EXPLANATION OF EXPENSE TABLES

(Unaudited)

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (June 1, 2011 to November 30, 2011).

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2011 to November 30, 2011).

The Expense Table that appears in your Fund’s overview illustrates your Fund’s costs in two ways.

•

Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of Fund under the heading “Expenses Paid During Period.”

•

Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annual- ized Expense Ratio	Expenses Paid During Period*

Balanced Allocation Fund
Actual
Class I	$1,000.00	$ 953.37	1.00%	$ 4.88
Class A	1,000.00	952.02	1.12	5.46
Class C	1,000.00	947.48	2.00	9.75
Hypothetical**
Class I	1,000.00	1,020.00	1.00	5.05
Class A	1,000.00	1,019.40	1.12	5.65
Class C	1,000.00	1,014.99	2.00	10.09

International Equity Fund
Actual
Class I	$1,000.00	$ 827.00	1.25%	$ 5.71
Class A	1,000.00	826.63	1.33	6.09
Class C	1,000.00	822.33	2.25	10.24
Hypothetical**
Class I	1,000.00	1,018.75	1.25	6.31
Class A	1,000.00	1,018.33	1.33	6.73
Class C	1,000.00	1,013.77	2.25	11.31

Large Cap Core Equity Fund
Actual
Class I	$1,000.00	$ 948.88	0.94%	$4.58
Class A	1,000.00	948.19	1.05	5.12
Class C	1,000.00	944.06	1.94	9.43
Hypothetical**
Class I	1,000.00	1,020.30	0.94	4.75
Class A	1,000.00	1,019.75	1.05	5.31
Class C	1,000.00	1,015.30	1.94	9.77

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annual- ized Expense Ratio	Expenses Paid During Period*

Large Cap Growth Fund
Actual
Class I	$1,000.00	$ 947.22	0.98%	$4.77
Class A	1,000.00	946.09	1.07	5.22
Class C	1,000.00	942.13	1.98	9.60
Hypothetical**
Class I	1,000.00	1,020.10	0.98	4.95
Class A	1,000.00	1,019.64	1.07	5.42
Class C	1,000.00	1,015.11	1.98	9.96

Large Cap Value Fund
Actual
Class I	$1,000.00	$ 931.80	1.01%	$ 4.87
Class A	1,000.00	931.39	1.09	5.25
Class C	1,000.00	926.93	2.01	9.67
Hypothetical**
Class I	1,000.00	1,019.96	1.01	5.09
Class A	1,000.00	1,019.57	1.09	5.49
Class C	1,000.00	1,014.96	2.01	10.12

Mid Cap Value Fund
Actual
Class I	$1,000.00	$ 883.89	1.07%	$ 5.02
Class A	1,000.00	884.76	1.01	4.78
Class C	1,000.00	879.19	2.07	9.71
Hypothetical**
Class I	1,000.00	1,019.68	1.07	5.38
Class A	1,000.00	1,019.93	1.01	5.12
Class C	1,000.00	1,014.67	2.07	10.41

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*

Multi-Factor Small Cap Core Fund
Actual
Class I	$1,000.00	$913.09	0.95%	$4.54
Class A	1,000.00	912.85	1.08	5.15
Hypothetical**
Class I	1,000.00	1,020.25	0.95	4.80
Class A	1,000.00	1,019.62	1.08	5.44

Multi-Factor Small Cap Growth Fund
Actual
Class I	$1,000.00	$910.45	0.95%	$4.54
Class A	1,000.00	908.66	1.12	5.34
Class C	1,000.00	905.43	1.95	9.29
Hypothetical**
Class I	1,000.00	1,020.25	0.95	4.80
Class A	1,000.00	1,019.40	1.12	5.65
Class C	1,000.00	1,015.25	1.95	9.82

Multi-Factor Small Cap Value Fund
Actual
Class I	$1,000.00	$918.64	1.25%	$5.99
Class A	1,000.00	917.38	1.34	6.42
Class C	1,000.00	913.42	2.25	10.77
Hypothetical**
Class I	1,000.00	1,018.76	1.25	6.30
Class A	1,000.00	1,018.30	1.34	6.76
Class C	1,000.00	1,013.75	2.25	11.33

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*

S&P 500 Index Fund
Actual
Class I	$1,000.00	$936.33	0.38%	$1.83
Class A	1,000.00	934.80	0.63	3.06
Class C	1,000.00	931.61	1.38	6.65
Hypothetical**
Class I	1,000.00	1,023.11	0.38	1.91
Class A	1,000.00	1,021.84	0.63	3.20
Class C	1,000.00	1,018.11	1.38	6.95

Small Cap Fund
Actual
Class I	$1,000.00	$946.30	1.23%	$5.97
Class A	1,000.00	946.11	1.34	6.53
Class C	1,000.00	941.66	2.23	10.81
Hypothetical**
Class I	1,000.00	1,018.87	1.23	6.19
Class A	1,000.00	1,018.29	1.34	6.78
Class C	1,000.00	1,013.87	2.23	11.21

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS (Unaudited)	For the Six Months Ended November 30, 2011
and For the Years Ended May 31,
unless otherwise indicated

	Balanced Allocation Fund
	Class I								Class A
	2011*		2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.74		$9.07	$8.24	$10.89	$11.86		$10.63	$10.77		$9.08	$8.26	$10.90	$11.88		$10.64
Net Investment Income(1)	0.09		0.14	0.15	0.20	0.22		0.23	0.08		0.12	0.12	0.18	0.20		0.20
Realized and Unrealized Gain (Loss) on Investments	(0.59)		1.67	0.83	(2.65)	(0.24)		1.51	(0.60)		1.68	0.83	(2.65)	(0.25)		1.52
Total from Investment Operations	(0.50)		1.81	0.98	(2.45)	(0.02)		1.74	(0.52)		1.80	0.95	(2.47)	(0.05)		1.72
Payment from Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–	—	**(2)	–	–	–	–	**(3)	–
Dividends from Net Investment Income	(0.10)		(0.14)	(0.15)	(0.20)	(0.24)		(0.21)	(0.08)		(0.11)	(0.13)	(0.17)	(0.22)		(0.18)
Distributions from Net Realized Capital Gains	–		–	–	–	(0.71)		(0.30)	–		–	–	–	(0.71)		(0.30)
Total Distributions	(0.10)		(0.14)	(0.15)	(0.20)	(0.95)		(0.51)	(0.08)		(0.11)	(0.13)	(0.17)	(0.93)		(0.48)
Net Asset Value, End of Period	$10.14		$10.74	$9.07	$8.24	$10.89		$11.86	$10.17		$10.77	$9.08	$8.26	$10.90		$11.88

Total Return†	(4.66)%		20.21%	11.92%	(22.58)%	(0.28)%		16.68%	(4.80)%		19.96%	11.52%	(22.68)%	(0.61)%		16.47%

Ratios/Supplemental Data
Net Assets End of Period (000)	$45,620		$80,603	$81,917	$137,909	$200,150		$149,407	$10,973		$12,791	$13,487	$13,863	$17,959		$17,125
Ratio of Expenses to Average Net Assets	1.00%		1.02%	1.02%	1.02%	0.98%		0.97%	1.12	%(4)	1.31%	1.33%	1.27%	1.23%		1.22%
Ratio of Net Investment Income to Average Net Assets	1.74%		1.46%	1.72%	2.37%	2.00%		2.06%	1.60%		1.17%	1.33%	2.11%	1.75%		1.81%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.11%		1.07%	1.02%	1.02%	0.98%		0.97%	1.41%		1.36%	1.33%	1.27%	1.23%		1.22%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.63%		1.41%	1.72%	2.37%	2.00%		2.06%	1.31%		1.12%	1.33%	2.11%	1.75%		1.81%
Portfolio Turnover Rate(5)	35%		76%	115%	93%	126%		148%	35%		76%	115%	93%	126%		148%

	Balanced Allocation Fund
	Class C
	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.67		$9.00	$8.21	$10.84	$11.81		$10.59
Net Investment Income(1)	0.04		0.04	0.05	0.12	0.11		0.12
Realized and Unrealized Gain (Loss) on Investments	(0.60)		1.66	0.82	(2.64)	(0.24)		1.51
Total from Investment Operations	(0.56)		1.70	0.87	(2.52)	(0.13)		1.63
Payment from Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–
Dividends from Net Investment Income	(0.04)		(0.03)	(0.08)	(0.11)	(0.13)		(0.11)
Distributions from Net Realized Capital Gains	–		–	–	–	(0.71)		(0.30)
Total Distributions	(0.04)		(0.03)	(0.08)	(0.11)	(0.84)		(0.41)
Net Asset Value, End of Period	$10.07		$10.67	$9.00	$8.21	$10.84		$11.81

Total Return †	(5.25)%		18.97%	10.64%	(23.24)%	(1.25)%		15.60%
Ratios/Supplemental Data
Net Assets End of Period (000)	$796		$895	$1,223	$1,182	$2,026		$2,236
Ratio of Expenses to Average Net Assets	2.00%		2.02%	2.05%	1.99%	1.96%		1.95%
Ratio of Net Investment Income to Average Net Assets	0.71%		0.46%	0.61%	1.41%	1.02%		1.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.12%		2.07%	2.05%	1.99%	1.96%		1.95%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.59%		0.41%	0.61%	1.41%	1.02%		1.08%
Portfolio Turnover Rate(5)	35%		76%	115%	93%	126%		148%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 9 in Notes to Financial Statements.
(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(4)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(5)

Due to its investment strategy, Balanced Allocation Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

	International Equity Fund
	Class I								Class A
	2011*		2011	2010	2009	2008(1)		2007(1)	2011*		2011	2010	2009	2008(1)		2007(1)
Net Asset Value, Beginning of Period	$16.30		$12.14	$10.94	$17.94	$18.12		$14.23	$16.15		$12.03	$10.86	$17.78	$17.93		$14.10
Net Investment Income (Loss)(2)	–	**	0.16	0.14	0.14	0.27		0.15	–	**	0.11	0.09	0.11	0.21		0.11
Realized and Unrealized Gain (Loss) on Investments	(2.82)		4.13	1.07	(6.83)	(0.27)		3.77	(2.80)		4.09	1.08	(6.77)	(0.24)		3.72
Total from Investment Operations	(2.82)		4.29	1.21	(6.69)	–		3.92	(2.80)		4.20	1.17	(6.66)	(0.03)		3.83
Payment from Affiliate(2)	–	**(3)	–	–	–	–	**(4)	–	–	**(3)	–	–	–	–	**(4)	–
Dividends from Net Investment Income	–		(0.13)	(0.01)	(0.31)	(0.18)		(0.03)	–		(0.08)	–	(0.26)	(0.12)		– **
Distributions from Net Realized Capital Gains	–		–	–	–	–		–	–		–	–	–	–		–
Total Distributions	–		(0.13)	(0.01)	(0.31)	(0.18)		(0.03)	–		(0.08)	–	(0.26)	(0.12)		–
Net Asset Value, End of Period	$13.48		$16.30	$12.14	$10.94	$17.94		$18.12	$13.35		$16.15	$12.03	$10.86	$17.78		$17.93

Total Return†	(17.30)%		35.41%	11.09%	(36.94)%	0.01%		27.61%	(17.34)%		35.00%	10.77%	(37.15)%	(0.18)%		27.17%

Ratios/Supplemental Data
Net Assets End of Period (000)	$302,549		$364,468	$311,574	$238,121	$406,546		$343,857	$8,770		$11,493	$10,498	$10,174	$19,319		$19,630
Ratio of Expenses to Average Net Assets	1.25%		1.23%	1.21%	1.28%	1.23%		1.22%	1.33	%(5)	1.53%	1.53%	1.53%	1.48%		1.47%
Ratio of Net Investment Income to Average Net Assets	0.06%		1.13%	1.11%	1.21%	1.53%		0.95%	0.07%		0.79%	0.69%	0.94%	1.28%		0.70%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.25%		1.23%	1.21%	1.34%	1.38%		1.37%	1.55%		1.53%	1.53%	1.60%	1.63%		1.62%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.06%		1.13%	1.11%	1.15%	1.38%		0.80%	(0.15)%		0.79%	0.69%	0.87%	1.13%		0.55%
Portfolio Turnover Rate	15%		38%	74%	37%	43%		37%	15%		38%	74%	37%	43%		37%

	International Equity Fund
	Class C
	2011	*	2011	2010	2009	2008	(1)	2007 (1)
Net Asset Value, Beginning of Period	$15.59		$11.63	$10.57	$17.14	$17.30		$13.69
Net Investment Income (Loss)(2)	(0.06)		0.02	0.02	0.01	0.07		0.02
Realized and Unrealized Gain (Loss) on Investments	(2.71)		3.94	1.04	(6.47)	(0.23)		3.59
Total from Investment Operations	(2.77)		3.96	1.06	(6.46)	(0.16)		3.61
Payment from Affiliate(2)	–	**(3)	–	–	–	–	**(4)	–
Dividends from Net Investment Income	–		– **	–	(0.11)	–		–
Distributions from Net Realized Capital Gains	–		–	–	–	–		–
Total Distributions	–		–	–	(0.11)	–		–
Net Asset Value, End of Period	$12.82		$15.59	$11.63	$10.57	$17.14		$17.30

Total Return †	(17.77)%		34.05%	10.03%	(37.58)%	(0.93)%		26.37%

Ratios/Supplemental Data
Net Assets End of Period (000)	$319		$451	$358	$314	$988		$1,164
Ratio of Expenses to Average Net Assets	2.25%		2.23%	2.22%	2.23%	2.20%		2.19%
Ratio of Net Investment Income to Average Net Assets	0.55%		0.16%	0.15%	0.08%	0.56%		(0.02)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.25%		2.23%	2.22%	2.31%	2.35%		2.34%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.55%		0.16%	0.15%	0.00%	0.41%		(0.17)%
Portfolio Turnover Rate	15%		38%	74%	37%	43%		37%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 9 in Notes to Financial Statements.
(4)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(5)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS (Unaudited)	For the Six Months Ended November 30, 2011
and for the Years Ended May 31,
unless otherwise indicated

	Large Cap Core Equity Fund
	Class I								Class A
	2011*	2011	2010		2009	2008		2007	2011*		2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$10.96	$8.60	$7.30		$11.77	$13.48		$12.39	$10.73		$8.42	$7.19		$11.60	$13.33		$12.26
Net Investment Income (Loss)(1)	0.06	0.10	0.05		0.05	–	**	0.12	0.06		0.07	0.02		0.03	(0.03)		0.09
Realized and Unrealized Gain (Loss) on Investments	(0.62)	2.35	1.31		(4.35)	(0.58)		1.79	(0.62)		2.31	1.23		(4.29)	(0.59)		1.77
Total from Investment Operations	(0.56)	2.45	1.36		(4.30)	(0.58)		1.91	(0.56)		2.38	1.25		(4.26)	(0.62)		1.86
Payment from Affiliate(1)	–	–	–		–	–	**(2)	–	–		–	–		–	–	**(2)	–
Dividends from Net Investment Income	(0.05)	(0.09)	(0.06)		(0.04)	(0.09)		(0.06)	(0.03)		(0.07)	(0.02)		(0.02)	(0.07)		(0.03)
Distributions from Net Realized Capital Gains	–	–	–		(0.13)	(1.04)		(0.76)	–		–	–		(0.13)	(1.04)		(0.76)
Total Distributions	(0.05)	(0.09)	(0.06)		(0.17)	(1.13)		(0.82)	(0.03)		(0.07)	(0.02)		(0.15)	(1.11)		(0.79)
Net Asset Value, End of Period	$10.35	$10.96	$8.60		$7.30	$11.77		$13.48	$10.14		$10.73	$8.42		$7.19	$11.60		$13.33

Total Return†	(5.11)%	28.69%	18.68%		(36.46)%	(4.72)%		15.91%	(5.18)%		28.32%	17.45%		(36.63)%	(5.05)%		15.62%
Ratios/Supplemental Data
Net Assets End of Period (000)	$13,990	$14,431	$13,924		$121,950	$201,994		$235,381	$2,964		$3,466	$3,407		$3,343	$5,361		$5,918
Ratio of Expenses to Average Net Assets	0.94%	0.94%	0.84%		0.96%	0.92%		0.92%	1.05	%(3)	1.23%	1.29%		1.21%	1.17%		1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.24%	1.05%	0.65%		0.59%	0.02%		0.97%	1.11%		0.76%	0.25%		0.34%	(0.23)%		0.72%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.29%	1.28%	1.05%		0.96%	0.92%		0.92%	1.57%		1.57%	1.64%		1.21%	1.17%		1.17%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.89%	0.71%	0.44%		0.59%	0.02%		0.97%	0.59%		0.42%	(0.09)%		0.34%	(0.23)%		0.72%
Portfolio Turnover Rate	22%	79%	383	%(4)	89%	83%		66%	22%		79%	383	%(4)	89%	83%		66%

	Large Cap Core Equity Fund
	Class C
	2011*	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$10.01	$7.86	$6.75		$10.95	$12.70		$11.77
Net Investment Income (Loss)(1)	0.01	0.01	(0.03)		(0.03)	(0.11)		– **
Realized and Unrealized Gain (Loss) on Investments	(0.57)	2.16	1.14		(4.04)	(0.56)		1.69
Total from Investment Operations	(0.56)	2.17	1.11		(4.07)	(0.67)		1.69
Payment from Affiliate(1)	–	–	–	**	–	–	**(2)	–
Dividends from Net Investment Income	–	(0.02)	–	**	–	(0.04)		–
Distributions from Net Realized Capital Gains	–	–	–		(0.13)	(1.04)		(0.76)
Total Distributions	–	(0.02)	–		(0.13)	(1.08)		(0.76)
Net Asset Value, End of Period	$9.45	$10.01	$7.86		$6.75	$10.95		$12.70

Total Return†	(5.59)%	27.59%	16.48%		(37.05)%	(5.69)%		14.78%

Ratios/Supplemental Data
Net Assets End of Period (000)	$145	$178	$149		$148	$315		$431
Ratio of Expenses to Average Net Assets	1.94%	1.94%	1.99%		1.92%	1.89%		1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.26%	0.06%	(0.45)%		(0.39)%	(0.95)%		0.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.29%	2.28%	2.34%		1.92%	1.89%		1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.09)%	(0.29)%	(0.79)%		(0.39)%	(0.95)%		0.00%
Portfolio Turnover Rate	22%	79%	383	%(4)	89%	83%		66%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(4)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions during the period.

See	Notes to Financial Statements.

	Large Cap Growth Fund
	Class I								Class A
	2011*	2011	2010		2009	2008		2007	2011*		2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$17.24	$13.42	$11.57		$18.53	$20.80		$19.77	$16.88		$13.14	$11.35		$18.17	$20.47	$19.48
Net Investment Income (Loss)(1)	0.05	0.07	0.06		0.06	(0.04)		0.10	0.04		0.02	0.01		0.03	(0.12)	0.05
Realized and Unrealized Gain (Loss) on Investments	(0.96)	3.86	1.82		(6.96)	(0.38)		3.00	(0.95)		3.78	1.80		(6.83)	(0.33)	2.96
Total from Investment Operations	(0.91)	3.93	1.88		(6.90)	(0.42)		3.10	(0.91)		3.80	1.81		(6.80)	(0.45)	3.01
Payment from Affiliate(1)	–	–	–		–	0.01	(2)	–	–		–	–		–	0.01 (2)	–
Dividends from Net Investment Income	–	(0.11)	(0.03)		(0.06)	–		(0.16)	–		(0.06)	(0.02)		(0.02)	–	(0.11)
Distributions from Net Realized Capital Gains	–	–	–		–	(1.86)		(1.91)	–		–	–		–	(1.86)	(1.91)
Total Distributions	–	(0.11)	(0.03)		(0.06)	(1.86)		(2.07)	–		(0.06)	(0.02)		(0.02)	(1.86)	(2.02)
Net Asset Value, End of Period	$16.33	$17.24	$13.42		$11.57	$18.53		$20.80	$15.97		$16.88	$13.14		$11.35	$18.17	$20.47

Total Return†	(5.28)%	29.32%	16.31%		(37.24)%	(2.60)%(3)		16.51%	(5.39)%		28.96%	15.95%		(37.40)%	(2.79)%(3)	16.26%
Ratios/Supplemental Data
Net Assets End of Period (000)	$63,758	$80,188	$96,561		$178,605	$444,181		$430,249	$12,649		$15,282	$14,797		$14,664	$24,234	$121,321
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.95%		0.98%	0.92%		0.93%	1.07	%(4)	1.28%	1.28%		1.24%	1.17%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.66%	0.44%	0.44%		0.46%	(0.22)%		0.44%	0.56%		0.13%	0.11%		0.24%	(0.47)%	0.19%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.10%	1.07%	0.99%		0.98%	0.92%		0.93%	1.40%		1.37%	1.33%		1.24%	1.17%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.54%	0.35%	0.40%		0.46%	(0.22)%		0.44%	0.23%		0.04%	0.06%		0.24%	(0.47)%	0.19%
Portfolio Turnover Rate	30%	71%	165	%(5)	93%	92%		79%	30%		71%	165	%(5)	93%	92%	79%

	Large Cap Growth Fund
	Class C
	2011*	2011	2010		2009	2008		2007
Net Asset Value, Beginning of Period	$15.55	$12.14	$10.55		$16.98	$19.38		$18.58
Net Investment Income (Loss)(1)	(0.03)	(0.08)	(0.07)		(0.06)	(0.22)		(0.10)
Realized and Unrealized Gain (Loss) on Investments	(0.87)	3.49	1.66		(6.37)	(0.33)		2.81
Total from Investment Operations	(0.90)	3.41	1.59		(6.43)	(0.55)		2.71
Payment from Affiliate(1)	–	–	–		–	0.01	(2)	–
Dividends from Net Investment Income	–	–	–		– **	–		–
Distributions from Net Realized Capital Gains	–	–	–		–	(1.86)		(1.91)
Total Distributions	–	–	–		–	(1.86)		(1.91)
Net Asset Value, End of Period	$14.65	$15.55	$12.14		$10.55	$16.98		$19.38

Total Return†	(5.79)%	28.09%	15.07%		(37.85)%	(3.49	)%(3)	15.35%

Ratios/Supplemental Data
Net Assets End of Period (000)	$228	$286	$242		$230	$500		$707
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.99%		1.94%	1.89%		1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.35)%	(0.57)%	(0.59)%		(0.49)%	(1.19)%		(0.53)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.10%	2.07%	2.03%		1.94%	1.89%		1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.47)%	(0.66)%	(0.64)%		(0.49)%	(1.19)%		(0.53)%
Portfolio Turnover Rate	30%	71%	165	%(5)	93%	92%		79%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	During the year ended May 31, 2008, 0.05% of Class I, Class A, and Class C total returns was attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (2.65)%, (2.84)%, and (3.59)% for Class I, Class A, and Class C, respectively.
(4)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(5)	During the period ended May 31, 2010, the portfolio turnover rate increased as a result of significant shareholder redemptions.

See Notes to Financial Statements.

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS (Unaudited)	For the Six Months Ended November 30, 2011
and for the Years Ended May 31,
unless otherwise indicated

	Large Cap Value Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$14.22	$11.62	$10.72	$16.76	$20.99		$18.87	$14.16		$11.57	$10.68	$16.68	$20.91		$18.81
Net Investment Income(1)	0.10	0.17	0.18	0.27	0.28		0.29	0.10		0.13	0.14	0.23	0.23		0.23
Realized and Unrealized Gain (Loss) on Investments	(1.07)	2.61	0.92	(5.75)	(2.33)		4.24	(1.07)		2.60	0.92	(5.72)	(2.32)		4.23
Total from Investment Operations	(0.97)	2.78	1.10	(5.48)	(2.05)		4.53	(0.97)		2.73	1.06	(5.49)	(2.09)		4.46
Payment from Affiliate(1)	–	–	–	–	_	**(2)	–	–		–	–	–	_	**(2)	–
Dividends from Net Investment Income	(0.10)	(0.18)	(0.20)	(0.27)	(0.32)		(0.27)	(0.08)		(0.14)	(0.17)	(0.22)	(0.28)		(0.22)
Distributions from Net Realized Capital Gains	–	–	–	(0.29)	(1.86)		(2.14)	–		–	–	(0.29)	(1.86)		(2.14)
Total Distributions	(0.10)	(0.18)	(0.20)	(0.56)	(2.18)		(2.41)	(0.08)		(0.14)	(0.17)	(0.51)	(2.14)		(2.36)
Net Asset Value, End of Period	$13.15	$14.22	$11.62	$10.72	$16.76		$20.99	$13.11		$14.16	$11.57	$10.68	$16.68		$20.91

Total Return†	(6.82)%	24.18%	10.25%	(32.68)%	(10.26)%		25.29%	(6.86)%		23.81%	9.86%	(32.84)%	(10.48)%		24.95%

Ratios/Supplemental Data
Net Assets End of Period (000)	$119,533	$152,015	$210,282	$292,811	$611,529		$718,669	$23,594		$28,623	$28,699	$30,435	$52,495		$65,300
Ratio of Expenses to Average Net Assets	1.01%	0.97%	0.93%	0.96%	0.91%		0.92%	1.09	%(3)	1.27%	1.25%	1.22%	1.16%		1.17%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.32%	1.49%	2.20%	1.52%		1.42%	1.47%		1.03%	1.17%	1.98%	1.27%		1.17%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.01%	0.97%	0.93%	0.96%	0.91%		0.92%	1.31%		1.27%	1.25%	1.22%	1.16%		1.17%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.55%	1.32%	1.49%	2.20%	1.52%		1.42%	1.25%		1.03%	1.17%	1.98%	1.27%		1.17%
Portfolio Turnover Rate	14%	69%	52%	65%	104%		71%	14%		69%	52%	65%	104%		71%

	Large Cap Value Fund
	Class C
	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$13.95	$11.39	$10.52	$16.43	$20.66		$18.62
Net Investment Income(1)	0.04	0.04	0.05	0.15	0.09		0.09
Realized and Unrealized Gain (Loss) on Investments	(1.06)	2.57	0.91	(5.64)	(2.29)		4.18
Total from Investment Operations	(1.02)	2.61	0.96	(5.49)	(2.20)		4.27
Payment from Affiliate(1)	–	–		–	_**(2)		–
Dividends from Net Investment Income	(0.03)	(0.05)	(0.09)	(0.13)	(0.17)		(0.09)
Distributions from Net Realized Capital
Gains	–	–	–	(0.29)	(1.86)		(2.14)
Total Distributions	(0.03)	(0.05)	(0.09)	(0.42)	(2.03)		(2.23)
Net Asset Value, End of Period	$12.90	13.95	$11.39	$10.52	$16.43		$20.66

Total Return†	(7.31)%	22.96%	9.11%	(33.31)%	(11.13)%		24.04%

Ratios/Supplemental Data
Net Assets End of Period (000)	$131	$152	$218	$259	$440		$808
Ratio of Expenses to Average Net Assets	2.01%	1.96%	1.95%	1.92%	1.88%		1.89%
Ratio of Net Investment Income to Average
Net Assets	0.56%	0.32%	0.46%	1.29%	0.55%		0.45%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.01%	1.96%	1.95%	1.92%	1.88%		1.89%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	0.56%	0.32%	4.60%	1.29%	0.55%		0.45%
Portfolio Turnover Rate	14%	69%	52%	65%	104%		71%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

	Mid Cap Value Fund
	Class I								Class A
	2011*	2011		2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$13.35	$10.80		$8.68	$13.48	$16.61		$13.73	$13.19		$10.67	$8.59	$13.30	$16.38		$13.57
Net Investment Income(1)	0.04	0.06		0.07	0.12	0.12		0.28	0.04		0.03	0.04	0.09	0.09		0.31
Realized and Unrealized Gain (Loss) on Investments	(1.59)	2.64		2.07	(4.75)	(2.28)		3.41	(1.56)		2.60	2.04	(4.67)	(2.26)		3.30
Total from Investment Operations	(1.55)	2.70		2.14	(4.63)	(2.16)		3.69	(1.52)		2.63	2.08	(4.58)	(2.17)		3.61
Payment from Affiliate(1)	–	–		–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	–	(0.15)		(0.02)	(0.17)	(0.26)		(0.05)	–		(0.11)	–	(0.13)	(0.20)		(0.04)
Distributions from Net Realized Capital Gains	–	–		–	–	(0.71)		(0.76)	–		–	–	–	(0.71)		(0.76)
Total Distributions	–	(0.15)		(0.02)	(0.17)	(0.97)		(0.81)	–		(0.11)	–	(0.13)	(0.91)		(0.80)
Net Asset Value, End of Period	$11.80	$13.35		$10.80	$8.68	$13.48		$16.61	$11.67		$13.19	$10.67	$8.59	$13.30		$16.38

Total Return†	(11.61)%	25.12%		24.64%	(34.22)%	(13.21)%		27.76%	(11.52)%		24.72%	24.21%	(34.33)%	(13.42)%		27.48%
Ratios/Supplemental Data
Net Assets End of Period (000)	$49,405	$72,744		$74,331	$96,510	$216,224		$190,806	$13,829		$36,945	$48,515	$46,524	$94,590		$194,866
Ratio of Expenses to Average Net Assets	1.07%	1.02%		1.01%	1.08%	1.01%		0.93%	1.01	%(3)	1.32%	1.32%	1.33%	1.26%		1.18%
Ratio of Net Investment Income to Average
Net Assets	0.75%	0.53%		0.72%	1.24%	0.83%		1.86%	0.76%		0.24%	0.38%	0.96%	0.58%		1.61%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	1.07%	1.02%		1.01%	1.21%	1.26%		1.18%	1.36%		1.32%	1.32%	1.45%	1.51%		1.43%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	0.75%	0.53%		0.72%	1.11%	0.58%		1.61%	0.41%		0.24%	0.38%	0.84%	0.33%		1.36%
Portfolio Turnover Rate	12%	32%		66%	73%	58%		45%	12%		32%	66%	73%	58%		45%

	Mid Cap Value Fund
	Class C
	2011*	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$12.83	$10.36		$8.40	$13.06	$16.13		$13.43
Net Investment Income (Loss)(1)	(0.01)	(0.05)		(0.03)	0.02	(0.02)		0.15
Realized and Unrealized Gain (Loss) on Investments	(1.54)	2.52		1.99	(4.58)	(2.22)		3.31
Total from Investment Operations	(1.55)	2.47		1.96	(4.56)	(2.24)		3.46
Payment from Affiliate(1)	–	–		–	–	– **(2)		–
Dividends from Net Investment Income	–	–	**(2)	–	(0.10)	(0.12)		–
Distributions from Net Realized Capital Gains	–	–		–	–	(0.71)		(0.76)
Total Distributions	–	–		–	(0.10)	(0.83)		(0.76)
Net Asset Value, End of Period	$11.28	$12.83		$10.36	$8.40	$13.06		$16.13

Total Return†	(12.08)%	23.85%		23.33%	(34.82)%	(14.04)%		26.58%

Ratios/Supplemental Data Net Assets End of Period (000)	$1,773	$2,430		$3,794	$4,176	$7,699		$5,620
Ratio of Expenses to Average Net Assets	2.07%	2.02%		2.02%	2.04%	1.97%		1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%	(0.45)%		(0.33)%	0.27%	(0.13)%		0.89%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.07%	2.02%		2.02%	2.15%	2.22%		2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.26)%	(0.45)%		(0.33)%	0.16%	(0.38)%		0.64%
Portfolio Turnover Rate	12%	32%		66%	73%	58%		45%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

PNC Equity Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS (Unaudited)	For the Six Months Ended November 30, 2011
and for the Years Ended May 31,
unless otherwise indicated

	Multi-Factor Small Cap Core Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.62	$8.84	$7.03	$11.05	$12.34		$11.16	$11.59	$8.82	$7.00	$11.03	$12.31		$11.15
Net Investment Income(1)	0.02	0.04	0.05	0.04	0.03		0.11	0.01	0.01	0.03	0.02	0.01		0.05
Realized and Unrealized Gain (Loss) on Investments	(1.03)	2.90	1.90	(4.06)	(1.24)		1.18	(1.02)	2.89	1.89	(4.05)	(1.25)		1.21
Total from Investment Operations	(1.01)	2.94	1.95	(4.02)	(1.21)		1.29	(1.01)	2.90	1.92	(4.03)	(1.24)		1.26
Payment from Affiliate(1)	—	—	—	—	—	**(2)	—	—	—	—	—	—	**(2)	—
Dividends from Net Investment Income	_	(0.16)	(0.14)	_	(0.08	)(3)	(0.05)	_	(0.13)	(0.10)	_	(0.04	)(3)	(0.04)
Distributions from Net Realized Capital Gains	—	—	—	—	—		(0.06)	—	—	—	—	—		(0.06)
Total Distributions	—	(0.16)	(0.14)	—	(0.08)		(0.11)	—	(0.13)	(0.10)	—	(0.04)		(0.10)
Net Asset Value, End of Period	$10.61	$11.62	$8.84	$7.03	$11.05		$12.34	$10.58	$11.59	$8.82	$7.00	$11.03		$12.31

Total Return†	(8.69)%	33.42%	27.90%	(36.38)%	(9.87)%		11.62%	(8.72)%	33.02%	27.53%	(36.54)%	(10.09)%		11.35%
Ratios/Supplemental Data
Net Assets End of Period (000)	$14,862	$15,286	$18,199	$22,531	$49,073		$47,649	$223	$254	$272	$235	$454		$648
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.93%	0.95%	0.95%		0.95%	1.08%	1.24%	1.24%	1.20%	1.20%		1.20%
Ratio of Net Investment Income to Average
Net Assets	0.33%	0.40%	0.64%	0.47%	0.25%		0.73%	0.21%	0.05%	0.32%	0.22%	0.00%		0.48%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	1.43%	1.42%	1.33%	1.30%	1.24%		1.21%	1.71%	1.72%	1.65%	1.55%	1.49%		1.46%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.15)%	(0.07)%	0.24%	0.12%	(0.04)%		0.47%	(0.42)%	(0.43)%	(0.09)%	(0.13)%	(0.29)%		0.22%
Portfolio Turnover Rate	37%	90%	105%	186%	107%		189%	37%	90%	105%	186%	107%		189%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	Includes a tax return of capital of $(0.0434) each for Class I and Class A.

See Notes to Financial Statements.

	Multi-Factor Small Cap Growth Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$12.73	$9.02	$7.21	$11.42	$11.78		$10.57	$12.59		$8.92	$7.15	$11.35	$11.74		$10.56
Net Investment Income (Loss)(1)	— **	(0.02)	0.02	— **	(0.03)		(0.04)	(0.01)		(0.05)	—	(0.02)	(0.06)		(0.06)
Realized and Unrealized Gain (Loss) on Investments	(1.14)	3.78	1.79	(4.21)	(0.12)		1.25	(1.14)		3.75	1.77	(4.18)	(0.12)		1.24
Total from Investment Operations	(1.14)	3.76	1.81	(4.21)	(0.15)		1.21	(1.15)		3.70	1.77	(4.20)	(0.18)		1.18
Payment from Affiliate(1)	—	—	—	—	—	**(2)	—	—		—	—	—	—	**(2)	—
Dividends from Net Investment Income	—	(0.02)	—	—	—		—	—		— **	—	—	—		—
Distributions from Net Realized Capital
Gains	—	(0.03)	—	—	(0.21)		—	—		(0.03)	—	—	(0.21)		—
Total Distributions	—	(0.05)	—	—	(0.21)		—	—		(0.03)	—	—	(0.21)		—
Net Asset Value, End of Period	$11.59	$12.73	$9.02	$7.21	$11.42		$11.78	$11.44		$12.59	$8.92	$7.15	$11.35		$11.74

Total Return†	(8.96)%	41.76%	25.10%	(36.87)%	(1.38)%		11.45%	(9.13)%		41.48%	24.76%	(37.00)%	(1.65)%		11.17%
Ratios/Supplemental Data
Net Assets End of Period (000)	$9,852	$11,105	$10,010	$5,007	$6,491		$6,312	$18,123		$21,566	$17,484	$38	$60		$35
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.94%	0.95%	0.95%		0.95%	1.12	%(3)	1.23%	1.23%	1.20%	1.20%		1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	(0.19)%	0.27%	0.02%	(0.27)%		(0.34)%	(0.13)%		(0.47)%	0.01%	(0.23)%	(0.52)%		(0.59)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.85%	1.92%	1.84%	1.86%	1.67%		1.58%	2.12%		2.20%	2.15%	2.10%	1.92%		1.83%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.86)%	(1.16)%	(0.63)%	(0.89)%	(0.99)%		(0.97)%	(1.13)%		(1.44)%	(0.91)%	(1.13)%	(1.24)%		(1.22)%
Portfolio Turnover Rate	42%	92%	112%	128%	137%		160%	42%		92%	112%	128%	137%		160%

	Multi-Factor Small Cap Growth Fund
	Class C
	2011*	2011	2010(4)
Net Asset Value, Beginning of Period	$12.69	$9.06	$7.29
Net Investment Income (Loss)(1)	(0.05)	(0.13)	(0.06)
Realized and Unrealized Gain (Loss) on
Investments	(1.15)	3.79	1.83
Total from Investment Operations	(1.20)	3.66	1.77
Payment from Affiliate(1)	—	—	—
Dividends from Net Investment Income	—	—	—
Distributions from Net Realized Capital
Gains	—	(0.03)	—
Total Distributions	—	(0.03)	—
Net Asset Value, End of Period	$11.49	$12.69	$9.06

Total Return†	(9.46)%	40.39%	24.28%
Ratios/Supplemental Data
Net Assets End of Period (000)	$122	$135	$124
Ratio of Expenses to Average Net Assets	1.95%	1.95%	2.30%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.95)%	(1.19)%	(0.83)%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	2.85%	2.91%	3.38%
Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Fee Waivers)	(1.85)%	(2.15)%	(1.91)%
Portfolio Turnover Rate	42%	92%	112%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(4)

 Class I, Class A and Class C inception date was September 30, 2005. Class I and Class A commenced operations on September 30, 2005. Class C commenced operations beyond seed capital on July 27, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

PNC Equity Funds FINANCIAL HIGHLIGHTS (Unaudited)	Selected Per Share Data and Ratios For the Six Months Ended November 30, 2011 and for the Years Ended May 31, unless otherwise indicated

	Multi-Factor Small Cap Value Fund
	Class I								Class A
	2011*	2011	2010	2009		2008(1)		2007(1)	2011*		2011	2010	2009		2008(1)		2007(1)
Net Asset Value, Beginning of Period	$13.89	$10.90	$8.51	$13.18		$19.66		$20.94	$12.83		$10.05	$7.87	$12.20		$18.49		$19.90
Net Investment Income (Loss)(2)	0.08	0.11	0.06	0.07		(0.01)		0.01	0.07		0.07	0.02	0.02		(0.05)		(0.04)
Realized and Unrealized Gain (Loss) on Investments	(1.21)	3.08	2.33	(4.61)		(3.73)		1.75	(1.13)		2.85	2.16	(4.24)		(3.50)		1.66
Total from Investment Operations	(1.13)	3.19	2.39	(4.54)		(3.74)		1.76	(1.06)		2.92	2.18	(4.22)		(3.55)		1.62
Payment from Affiliate(2)	–	–	–	–		0.01	(3)	–	–		–	–	–		0.01	(3)	–
Dividends from Net Investment Income	–	(0.20)	–	(0.13	)(4)	–	**(5)	(0.01)	–		(0.14)	–	(0.11	)(4)	–		–
Distributions from Net Realized Capital Gains	–	–	–	–		(2.75)		(3.03)	–		–	–	–		(2.75)		(3.03)
Total Distributions	–	(0.20)	–	(0.13)		(2.75)		(3.04)	–		(0.14)	–	(0.11)		(2.75)		(3.03)
Net Asset Value, End of Period	$12.76	$13.89	$10.90	$8.51		$13.18		$19.66	$11.77		$12.83	$10.05	$7.87		$12.20		$18.49

Total Return†	(8.14)%	29.46%	28.09%	(34.41)%		(19.53	)%(6)	9.33%	(8.26)%		29.21%	27.70%	(34.57)%		(19.77	)%(6)	9.08%
Ratios/Supplemental Data
Net Assets End of Period (000)	$10,243	$19,163	$19,528	$28,920		$137,557		$414,786	$14,777		$18,570	$18,739	$18,641		$32,620		$172,928
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.29%	1.34%		1.20%		1.17%	1.34	%(7)	1.54%	1.61%	1.64%		1.45%		1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.25%	0.94%	0.59%	0.62%		(0.09)%		0.05%	1.21%		0.66%	0.23%	0.16%		(0.34)%		(0.20)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.62%	1.61%	1.51%	1.34%		1.20%		1.17%	1.92%		1.90%	1.83%	1.64%		1.45%		1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	0.88%	0.58%	0.37%	0.62%		(0.09)%		0.05%	0.63%		0.30%	0.02%	0.16%		(0.34)%		(0.20)%
Portfolio Turnover Rate	55%	77%	104%	81%		102%		74%	55%		77%	104%	81%		102%		74%

	Multi-Factor Small Cap Value Fund
	Class C
	2011*	2011	2010	2009		2008(1)		2007(1)
Net Asset Value, Beginning of Period	$11.55	$9.02	$7.11	$11.02		$17.13		$18.78
Net Investment Income (Loss)(2)	0.02	(0.01)	(0.04)	(0.04)		(0.15)		(0.16)
Realized and Unrealized Gain (Loss) on Investments	(1.02)	2.56	1.95	(3.83)		(3.22)		1.54
Total from Investment Operations	(1.00)	2.55	1.91	(3.87)		(3.37)		1.38
Payment from Affiliate(2)	–	–	–	–		0.01	(3)	–
Dividends from Net Investment Income	–	(0.02)	–	(0.04	)(4)	–		–
Distributions from Net Realized Capital Gains	–	–	–	–		(2.75)		(3.03)
Total Distributions	–	(0.02)	–	(0.04)		(2.75)		(3.03)
Net Asset Value, End of Period	$10.55	$11.55	$9.02	$7.11		$11.02		$17.13

Total Return†	(8.66)%	28.26%	26.86%	(35.08)%		(20.33	)%(6)	8.29%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,156	$1,445	$1,586	$1,707		$4,151		$12,547
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.32%	2.34%		2.17%		2.14%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.29%	(0.06)%	(0.46)%	(0.46)%		(1.06)%		(0.92)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.63%	2.61%	2.53%	2.34%		2.17%		2.14%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.09)%	(0.42)%	(0.67)%	(0.46)%		(1.06)%		(0.92)%
Portfolio Turnover Rate	55%	77%	104%	81%		102%		74%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(4)	Includes a tax return of capital of $(0.0475) each for Class I, Class A and Class C.
(5)	Includes a tax return of capital of $(0.0010) for Class I.
(6)

 During the year ended May 31, 2008, 0.05%, 0.05% and 0.06% of Class I, Class A, and Class C total returns, respectively, were attributable to a one-time payment resulting from an agreement between the Adviser and the Trust regarding marketing budget arrangements. Excluding this item, the total returns would have been (19.58)%, (19.82)%, and (20.39)% for Class I, Class A, and Class C, respectively.

(7)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

	S&P 500 Index Fund
	Class I								Class A
	2011*		2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.71		$8.68	$7.30	$11.25	$13.10		$10.90	$10.67		$8.65	$7.27	$11.22	$13.06		$10.88
Net Investment Income(1)	0.09		0.16	0.14	0.18	0.19		0.20	0.08		0.13	0.12	0.16	0.16		0.17
Realized and Unrealized Gain (Loss) on Investments	(0.77)		2.03	1.38	(3.84)	(1.06)		2.23	(0.78)		2.02	1.38	(3.84)	(1.05)		2.21
Total from Investment Operations	(0.68)		2.19	1.52	(3.66)	(0.87)		2.43	(0.70)		2.15	1.50	(3.68)	(0.89)		2.38
Payment from Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–	–	**(2)	–	–	–	–	**(3)	–
Dividends from Net Investment Income	(0.09)		(0.16)	(0.14)	(0.18)	(0.20)		(0.20)	(0.07)		(0.13)	(0.12)	(0.16)	(0.17)		(0.17)
Distributions from Net Realized Capital Gains	–		–	–	(0.11)	(0.78)		(0.03)	–		–	–	(0.11)	(0.78)		(0.03)
Total Distributions	(0.09)		(0.16)	(0.14)	(0.29)	(0.98)		(0.23)	(0.07)		(0.13)	(0.12)	(0.27)	(0.95)		(0.20)
Net Asset Value, End of Period	$9.94		$10.71	$8.68	$7.30	$11.25		$13.10	$9.90		$10.67	$8.65	$7.27	$11.22		$13.06

Total Return†	(6.37)%		25.51%	20.90%	(32.63)%	(6.98)%		22.53%	(6.52)%		25.16%	20.69%	(32.90)%	(7.15)%		22.09%
Ratios/Supplemental Data
Net Assets End of Period (000)	$87,704		$94,945	$87,998	$87,431	$138,373		$160,014	$19,579		$22,919	$19,275	$17,535	$26,299		$32,716
Ratio of Expenses to Average Net Assets	0.38%		0.37%	0.36%	0.42%	0.37%		0.35%	0.63%		0.63%	0.62%	0.67%	0.62%		0.60%
Ratio of Net Investment Income to Average
Net Assets	1.85%		1.67%	1.66%	2.20%	1.64%		1.66%	1.58%		1.41%	1.41%	1.95%	1.39%		1.41%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.38%		0.37%	0.36%	0.48%	0.52%		0.50%	0.63%		0.63%	0.62%	0.73%	0.77%		0.75%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.85%		1.67%	1.66%	2.12%	1.49%		1.51%	1.58%		1.41%	1.41%	1.89%	1.24%		1.26%
Portfolio Turnover Rate	4%		27%	17%	36%	29%		26%	4%		27%	17%	36%	29%		26%

	S&P 500 Index Fund
	Class C
	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.60		$8.59	$7.23	$11.15	$12.99		$10.82
Net Investment Income(1)	0.04		0.06	0.06	0.10	0.07		0.08
Realized and Unrealized Gain (Loss) on Investments	(0.77)		2.02	1.37	(3.82)	(1.05)		2.21
Total from Investment Operations	(0.73)		2.08	1.43	(3.72)	(0.98)		2.29
Payment from Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–
Dividends from Net Investment Income	(0.03)		(0.07)	(0.07)	(0.09)	(0.08)		(0.09)
Distributions from Net Realized Capital
Gains	–		–	–	(0.11)	(0.78)		(0.03)
Total Distributions	(0.03)		(0.07)	(0.07)	(0.20)	(0.86)		(0.12)
Net Asset Value, End of Period	$9.84		$10.60	$8.59	$7.23	$11.15		$12.99

Total Return†	(6.84)%		24.29%	19.75%	(33.38)%	(7.88)%		21.22%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,617		$1,837	$1,552	$1,132	$1,726		$1,895
Ratio of Expenses to Average Net Assets	1.38%		1.37%	1.36%	1.41%	1.36%		1.35%
Ratio of Net Investment Income to Average
Net Assets	0.84%		0.67%	0.66%	1.21%	0.65%		0.66%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.38%		1.37%	1.36%	1.48%	1.51%		1.50%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.84%		0.67%	0.66%	1.15%	0.50%		0.51%
Portfolio Turnover Rate	4%		27%	17%	36%	29%		26%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 9 in Notes to Financial Statements.
(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See Notes to Financial Statements.

PNC Equity Funds FINANCIAL HIGHLIGHTS (Unaudited)	Selected Per Share Data and Ratios For the Six Months Ended November 30, 2011 and for the Years Ended May 31, unless otherwise indicated

	Small Cap Fund (formerly Small Cap Core Fund)
	Class I							Class A
	2011*	2011	2010	2009	2008(1)		2007(1)	2011*		2011	2010	2009	2008(1)		2007(1)
Net Asset Value, Beginning of Period	$12.85	$9.87	$7.52	$11.51	$13.74		$12.43	$12.62		$9.73	$7.44	$11.39	$13.62		$12.35
Net Investment Income (Loss)(2)	(0.02)	(0.02)	(0.02)	(0.01)	0.01		– **	(0.03)		(0.05)	(0.05)	(0.03)	(0.02)		(0.03)
Realized and Unrealized Gain (Loss) on Investments	(0.68)	3.00	2.37	(3.97)	(1.41)		1.87	(0.66)		2.94	2.34	(3.92)	(1.40)		1.86
Total from Investment Operations	(0.70)	2.98	2.35	(3.98)	(1.40)		1.87	(0.69)		2.89	2.29	(3.95)	(1.42)		1.83
Payment from Affiliate(2)	0.01 (3)	–	–	–	–	**(4)	–	0.01	(3)	–	–	–	–	**(4)	–
Dividends from Net Investment Income	–	–	–	(0.01)	(0.02)		–	–		–	–	–	–		–
Distributions from Net Realized Capital Gains	–	–	–	–	(0.81)		(0.56)	–		–	–	–	(0.81)		(0.56)
Total Distributions	–	–	–	(0.01)	(0.83)		(0.56)	–		–	–	–	(0.81)		(0.56)
Net Asset Value, End of Period	$12.16	$12.85	$9.87	$7.52	$11.51		$13.74	$11.94		$12.62	$9.73	$7.44	$11.39		$13.62

Total Return†	(5.37)%	30.19%	31.25%	(34.57)%	(10.35)%		15.65%	(5.39)%		29.70%	30.78%	(34.68)%	(10.57)%		15.42%
Ratios/Supplemental Data
Net Assets End of Period (000)	$159,665	$177,697	$182,881	$142,964	$240,414		$225,592	$2,048		$2,562	$2,205	$1,510	$2,521		$3,139
Ratio of Expenses to Average Net Assets	1.23%	1.22%	1.17%	1.21%	1.16%		1.16%	1.34	%(5)	1.52%	1.49%	1.46%	1.41%		1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.31)%	(0.15)%	(0.27)%	(0.15)%	0.08%		0.04%	(0.44)%		(0.46)%	(0.59)%	(0.41)%	(0.17)%		(0.21)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.23%	1.22%	1.17%	1.21%	1.16%		1.16%	1.52%		1.52%	1.49%	1.46%	1.41%		1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(0.31)%	(0.15)%	(0.27)%	(0.15)%	0.08%		0.04%	(0.62)%		(0.46)%	(0.59)%	(0.41)%	(0.17)%		(0.21)%
Portfolio Turnover Rate	28%	47%	59%	83%	44%		45%	28%		47%	59%	83%	44%		45%

	Small Cap Fund (formerly Small Cap Core Fund)
	Class C
	2011*	2011	2010	2009	2008(1)		2007(1)
Net Asset Value, Beginning of Period	$12.00	$9.32	$7.17	$11.06	$13.34		$12.20
Net Investment Income (Loss)(2)	(0.07)	(0.12)	(0.11)	(0.09)	(0.11)		(0.11)
Realized and Unrealized Gain (Loss) on Investments	(0.64)	2.80	2.26	(3.80)	(1.36)		1.81
Total from Investment Operations	(0.71)	2.68	2.15	(3.89)	(1.47)		1.70
Payment from Affiliate(2)	0.01 (3)	–	–	–	–	**(4)	–
Dividends from Net Investment Income	–	–	–	–	–		–
Distributions from Net Realized Capital Gains	–	–	–	–	(0.81)		(0.56)
Total Distributions	–	–	–	–	(0.81)		(0.56)
Net Asset Value, End of Period	$11.30	$12.00	$9.32	$7.17	$11.06		$13.34

Total Return†	(5.83)%	28.76%	29.99%	(35.17)%	(11.18)%		14.52%

Ratios/Supplemental Data
Net Assets End of Period (000)	$574	$645	$663	$525	$867		$1,013
Ratio of Expenses to Average Net Assets	2.23%	2.22%	2.19%	2.17%	2.13%		2.13%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(1.31)%	(1.18)%	(1.28)%	(1.11)%	(0.89)%		(0.93)%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	2.23%	2.22%	2.19%	2.17%	2.13%		2.13%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Fee Waivers)	(1.31)%	(1.18)%	(1.28)%	(1.11)%	(0.89)%		(0.93)%
Portfolio Turnover Rate	28%	47%	59%	83%	44%		45%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Redemption fees received during the year had no effect on the net asset value.
(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 9 in Notes to Financial Statements.
(4)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(5)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

November 30 , 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 48.4%
Consumer Discretionary — 6.6%
Aaron’s	4,450	$118
American Axle & Manufacturing Holdings*	14,720	129
BorgWarner*	1,860	123
Buckle	1,380	55
Chipotle Mexican Grill*	400	129
Coinstar*#	2,010	86
Dollar Tree*	1,410	115
Dorman Products*	2,080	80
Fossil*	1,450	130
Limited Brands	3,960	168
Lowe’s	11,666	280
Macy’s	6,410	207
Madison Square Garden*	3,050	89
McDonald’s	2,830	270
O’Reilly Automotive*	2,390	185
Penn National Gaming*	2,140	79
Polaris Industries	2,880	173
PVH	2,050	139
Target	10,114	533
Tiffany	1,773	119
Time Warner Cable	2,775	168
Tractor Supply	1,470	106
WMS Industries*	3,010	63
Wolverine World Wide	1,500	55
Wyndham Worldwide	4,560	162

		3,761

Consumer Staples — 6.2%
Boston Beer, Cl A*	720	72
Campbell Soup	5,810	189
Coca-Cola	5,380	362
Corn Products International	1,580	82
CVS Caremark	9,203	358
Energizer Holdings*	2,822	204
Estee Lauder, Cl A	1,850	218
General Mills	4,521	181
Hershey	3,600	208
J.M. Smucker	1,075	82
PepsiCo	1,830	117
Philip Morris International	5,750	438
Procter & Gamble	6,789	438
TreeHouse Foods*	1,730	114
Wal-Mart Stores	6,023	355
Whole Foods Market	1,940	132

		3,550

Energy — 4.7%
Apache	4,397	437
Atwood Oceanics*	1,980	81
Chevron	4,242	436
ConocoPhillips	2,780	198
Contango Oil & Gas*	2,070	131
EQT	3,340	207
ExxonMobil	7,660	616
HollyFrontier	2,480	58
National Oilwell Varco	2,340	168
Oil States International*	1,250	94
Swift Energy*	2,990	88
World Fuel Services	4,040	173

		2,687

	Number of Shares	Value (000)
Financials — 5.5%
Allstate	8,152	$218
American Express	2,640	127
AmTrust Financial Services	6,730	178
Bank of the Ozarks	7,060	200
Chubb	4,537	306
CVB Financial	6,020	59
Discover Financial Services	2,826	67
Home Bancshares	3,320	82
JPMorgan Chase	8,226	255
Lincoln National	9,355	189
Northern Trust	5,456	205
Portfolio Recovery Associates*	2,030	141
Prosperity Bancshares	1,950	78
Public Storage REIT	1,020	135
RLI	1,550	110
Simon Property Group REIT	860	107
Travelers	4,449	250
Virtus Investment Partners*	2,740	208
Wells Fargo	5,407	140
World Acceptance*	1,480	102

		3,157

Healthcare — 6.2%
AmerisourceBergen	3,010	112
Baxter International	3,060	158
Bio-Reference Labs*	4,270	53
Bristol-Myers Squibb	3,500	115
Catalyst Health Solutions*	1,770	92
Celgene*	2,460	155
Gilead Sciences*	4,260	170
Johnson & Johnson	10,042	650
Merck	16,609	594
MWI Veterinary Supply*	1,530	106
Neogen*	1,780	63
PAREXEL International*	4,850	97
Pfizer	29,590	594
St. Jude Medical	4,980	191
UnitedHealth Group	6,506	317
Universal Health Services, Cl B	2,220	89

		3,556

Industrials — 6.1%
Actuant	3,660	84
Babcock & Wilcox*	10,116	229
BE Aerospace*	3,960	154
Colfax*#	5,460	160
Cummins	1,604	154
Danaher	2,665	129
Dover	2,820	155
Eaton	3,790	170
EnerSys*	4,880	117
Esterline Technologies*	1,900	102
General Dynamics	4,860	321
General Electric	3,128	50
Genesee & Wyoming, Cl A*	1,420	87
HEICO	1,930	115
ICF International*	3,760	98
Illinois Tool Works	4,121	187
Joy Global	1,860	170
KBR	4,830	140
Norfolk Southern	2,770	209
Oshkosh*	10,515	216

See Notes to Financial Statements.

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
Regal-Beloit	1,640	$86
Triumph Group	2,310	137
United Technologies	3,310	254

		3,524

Information Technology — 9.8%
Apple*	1,677	641
Cisco Systems	30,637	571
eBay*	4,260	126
EMC*	7,250	167
Finisar*	3,440	63
Google, Cl A*	685	411
Hewlett-Packard	7,065	197
Informatica*	3,660	165
Intel	6,898	172
International Business Machines	2,860	538
Liquidity Services*	3,070	105
Littelfuse	1,820	85
Mastercard, Cl A	594	222
Microsoft	27,719	709
Oracle	11,040	346
OSI Systems*	3,860	185
QUALCOMM	5,830	319
Red Hat*	2,860	143
Rofin-Sinar Technologies*	3,510	84
Tyler Technologies*	3,820	122
Visa, Cl A	1,400	136
Wright Express*	2,260	119

		5,626

Materials — 1.5%
Balchem	2,370	98
Celanese, Series A	3,245	151
CF Industries Holdings	950	133
Crown Holdings*	4,560	147
E.I. DuPont de Nemours	3,790	181
Sigma-Aldrich	975	63
Sonoco Products	2,025	66

		839

Telecommunication Services — 0.6%
AT&T	7,820	227
Verizon Communications	3,020	114

		341

Utilities — 1.2%
Edison International	3,085	122
Exelon	7,698	341
NextEra Energy	3,230	179
NRG Energy*	3,875	76

		718
Total Common Stocks
(Cost $26,373)		27,759

PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae*	13,500	27

	Number of Shares	Value (000)

Freddie Mac*	6,900	$15

Total Preferred Stocks
(Cost $375)		42

FOREIGN COMMON STOCKS — 9.8%
Consumer Discretionary — 1.0%
ASOS PLC (United Kingdom)*	1,988	43
Burberry Group PLC (United Kingdom)	2,450	49
China ZhengTong Auto Services Holdings (China)*	50,000	51
Compass Group PLC (United Kingdom)	8,907	83
Domino’s Pizza UK & IRL PLC (United Kingdom)	4,299	30
Gildan Activewear (Canada)	1,610	38
Intime Department Store Group (China)	36,357	43
LVMH Moet Hennessy Louis Vuitton SA (France)	444	70
Mitsubishi (Japan)	1,633	34
New Oriental Education & Technology Group, ADR (China)*	1,263	32
Nitori Holdings (Japan)	621	58
Nokian Renkaat OYJ (Finland)	1,290	43
Trinity (Hong Kong)	32,000	23

		597
Consumer Staples — 0.9%
Anheuser-Busch InBev NV, ADR (Belgium)	1,254	75
Cia de Bebidas das Americas, ADR (Brazil)	1,050	36
Diageo PLC, ADR (United Kingdom)	450	38
Hengan International Group (China)	1,992	19
Jeronimo Martins SGPS SA (Portugal)	3,904	71
Koninklijke Ahold NV (Netherlands)	3,133	40
Nestle SA (Switzerland)	2,328	131
Reckitt Benckiser Group PLC (United Kingdom)	1,018	52
Tesco PLC (United Kingdom)	8,441	54

		516

Energy — 1.5%
BG Group PLC (United Kingdom)	6,476	139
GCL-Poly Energy Holdings (Hong Kong)	156,756	49
Nabors Industries (Bermuda)*	9,324	167
Noble (Switzerland)	4,905	169
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	555	49
Transocean (Switzerland)	2,010	86
Tullow Oil PLC (United Kingdom)	3,046	67
Weatherford International (Switzerland)*	9,325	141

		867

Financials — 1.4%
Evergrande Real Estate Group (China)	100,331	42
FirstService (Canada)*	2,690	70
Hargreaves Lansdown PLC (United Kingdom)	5,518	41
HSBC Holdings PLC, ADR (United Kingdom)	1,844	72
IRF European Finance Investments (United Kingdom)* (A) (B)	31,579	6
Lazard, Cl A (Bermuda)	8,590	222
Noah Holdings, ADR (China)*#	2,213	18
PartnerRe (Bermuda)	3,025	199
PDG Realty SA Empreendimentos e Participacoes (Brazil)	8,838	33

See Notes to Financial Statements.

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Financials — continued
Ratos AB, Cl B (Sweden)	2,000	$23
Standard Chartered PLC (United Kingdom)	2,606	57

		783

Healthcare — 1.4%
Abcam PLC (United Kingdom)	7,808	45
Coloplast A/S (Denmark)	150	23
Covidien PLC (Ireland)	3,660	167
DiaSorin SpA (Italy)	1,595	46
Elekta AB (Sweden)	969	41
Genomma Lab Internacional SA de CV (Mexico)*	14,006	30
Novo Nordisk A/S, ADR (Denmark)	908	103
Roche Holding AG (Switzerland)	200	32
Shire PLC, ADR (Ireland)	2,215	224
Sonova Holding AG (Switzerland)	200	21
Teva Pharmaceutical Industries, ADR (Israel)	1,956	77

		809

Industrials — 0.9%
ABB, ADR (Switzerland)	3,308	63
FANUC (Japan)	704	116
Hexagon AB, Cl B (Sweden)	2,400	37
Komatsu (Japan)	2,300	59
Metso OYJ (Finland)	837	33
Michael Page International PLC (United Kingdom)	4,727	29
Nabtesco (Japan)	2,000	44
Rational AG (Germany)	136	31
SMC (Japan)	200	33
Weir Group PLC (United Kingdom)	2,161	70

		515

Information Technology — 1.7%
Accenture PLC, Cl A (Ireland)	1,200	70
ARM Holdings PLC, ADR (United Kingdom)	3,817	108
Axis Communications AB (Sweden)	2,297	47
Canon, ADR (Japan)	1,317	59
Check Point Software Technologies (Israel)*	1,471	81
Dassault Systemes SA (France)	550	45
Gree (Japan)	3,050	102
Kakaku.com (Japan)	1,500	58
NetQin Mobile, ADR (China)*#	6,376	37
Open Text (Canada)*	1,910	109
Opera Software ASA (Norway)	3,961	22
SAP AG, ADR (Germany)#	1,682	101
Tencent Holdings (China)	3,791	74
Velti PLC (Ireland)*	2,491	19
Wirecard AG (Germany)	3,815	63

		995

Materials — 0.8%
Antofagasta PLC (United Kingdom)	3,208	60
China Resources Cement Holdings (Hong Kong)	65,518	49
Eldorado Gold (Canada)	2,821	51
Kuraray (Japan)	5,081	73
Rio Tinto PLC, ADR (United Kingdom)	1,855	98
Syngenta AG, ADR (Switzerland)	1,878	111

		442

	Number of Shares	Value (000)

Telecommunication Services — 0.1%
Millicom International Cellular SA (Luxembourg)	250	$27
Telenor ASA (Norway)	2,948	50

		77

Utilities — 0.1%
Red Electrica SA (Spain)	1,139	50

		50

Total Foreign Common Stocks
(Cost $5,667)		5,651

EXCHANGE TRADED FUNDS — 9.9% iShares MSCI EAFE Value Index	52,958	2,352
iShares MSCI Emerging Markets Index Fund	41,611	1,666
SPDR S&P 500 ETF Trust	13,300	1,664

Total Exchange Traded Funds
(Cost $7,018)		5,682

FOREIGN EQUITY CERTIFICATE — 0.0%
Financials — 0.0%
Yes Bank, (India), Issued by J.P. Morgan
Structured Products B.V., Expires 09/21/15	4,188	22

Total Foreign Equity Certificate
(Cost $31)		22

	Par (000)
ASSET BACKED SECURITIES — 2.5%
Automotive — 1.2%
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	$215	219
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	170	174
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	295	301

		694

Credit Cards — 0.6%
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	330	336

Utilities — 0.7%
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	335	399

Total Asset Backed Securities
(Cost $1,345)		1,429

See Notes to Financial Statements.

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.1%
Freddie Mac,
Series 2773, Cl CD
4.500%, 04/15/24	$244	$263
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	347	363

Total Collateralized Mortgage Obligations
(Cost $585)		626

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.1%
CS First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	59	59
CS First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (C)	545	601

Total Commercial Mortgage-Backed Securities
(Cost $598)		660

CORPORATE BONDS — 12.4%
Aerospace — 0.1%
BE Aerospace
8.500%, 07/01/18	50	54

Automotive — 0.1%
BorgWarner
4.625%, 09/15/20	40	42

Cable — 0.8%
AMC Networks
7.750%, 07/15/21 144A	25	27
Belo
8.000%, 11/15/16	50	54
Comcast
5.700%, 05/15/18	70	79
DIRECTV Holdings LLC
4.600%, 02/15/21	85	86
DISH DBS
7.750%, 05/31/15	50	53
Historic TW
6.625%, 05/15/29	65	73
News America
8.450%, 08/01/34	25	29
6.650%, 11/15/37	45	49

		450

Consumer Discretionary — 0.1%
Hasbro
6.300%, 09/15/17	45	51

Consumer Non-Cyclical — 0.1%
Interface
7.625%, 12/01/18	50	52

Consumer Services — 0.1%
MGM Resorts International
11.125%, 11/15/17	40	45
Royal Caribbean Cruises
11.875%, 07/15/15	27	32

		77

	Par (000)	Value (000)

Energy — 1.5%
Anadarko Petroleum
8.700%, 03/15/19	$50	$64
Bill Barrett
7.625%, 10/01/19	35	36
Chesapeake Energy
6.500%, 08/15/17	40	42
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	50	53
Copano Energy LLC
7.750%, 06/01/18	30	30
Encore Acquisition
9.500%, 05/01/16	20	22
EQT
8.125%, 06/01/19	45	51
Hess
5.600%, 02/15/41	45	48
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	75	83
Nexen
5.875%, 03/10/35	85	82
ONEOK Partners LP
6.125%, 02/01/41	30	33
Petrobras International Finance
3.875%, 01/27/16	70	71
Suncor Energy
6.100%, 06/01/18	40	47
Tesoro
9.750%, 06/01/19	35	39
Transocean
6.375%, 12/15/21	35	35
Weatherford International
5.125%, 09/15/20	70	72
Williams Partners LP
4.125%, 11/15/20	45	45

		853

Financials — 3.2%
American Express
7.000%, 03/19/18	40	47
Ameriprise Financial
7.300%, 06/28/19	40	48
Bank of America
5.750%, 12/01/17	165	150
Barclays Bank PLC
6.750%, 05/22/19	125	133
BBVA U.S. Senior, S.A. Unipersonal
3.250%, 05/16/14	100	93
Capital One Financial
3.150%, 07/15/16	90	90
Citigroup
6.010%, 01/15/15	90	93
4.875%, 05/07/15	75	74
Credit Suisse
5.400%, 01/14/20	70	64
First Niagara Financial Group
6.750%, 03/19/20	80	87
General Electric Capital
5.500%, 01/08/20	35	38
General Electric Capital (MTN)
5.625%, 09/15/17	60	66
Goldman Sachs Group
5.950%, 01/18/18	130	129

See Notes to Financial Statements.

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
International Lease Finance
6.500%, 09/01/14 144A	$50	$50
JPMorgan Chase
6.125%, 06/27/17	150	161
6.000%, 01/15/18	35	38
Mellon Funding
5.500%, 11/15/18	165	181
Merrill Lynch (MTN)
6.875%, 04/25/18	20	19
Morgan Stanley
4.000%, 07/24/15	125	114
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	100	92
Wachovia Capital Trust III
5.570%, 03/29/49 (C)	60	51

		1,818

Food, Beverage & Tobacco — 0.4%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19	60	77
Constellation Brands
8.375%, 12/15/14	50	56
Del Monte
7.625%, 02/15/19 144A	35	31
TreeHouse Foods
7.750%, 03/01/18	65	70

		234

Healthcare — 0.4%
HCA
8.500%, 04/15/19	65	70
Life Technologies
5.000%, 01/15/21	40	42
Mylan
7.875%, 07/15/20 144A	50	53
Teva Pharmaceutical Finance BV
2.400%, 11/10/16	35	35

		200

Industrials — 0.7%
CRH America
4.125%, 01/15/16	75	74
Huntington Ingalls Industries
6.875%, 03/15/18 144A	50	49
Iron Mountain
8.750%, 07/15/18	40	41
L-3 Communications
4.950%, 02/15/21	70	68
Masco
7.125%, 03/15/20	45	45
Owens-Illinois
7.800%, 05/15/18	50	54
Republic Services
5.700%, 05/15/41	40	45
Valmont Industries
6.625%, 04/20/20	40	46

		422

Insurance — 0.9%
AON
3.500%, 09/30/15	65	66

	Par (000)	Value (000)

Hartford Financial Services Group
6.300%, 03/15/18	$70	$72
MetLife
7.717%, 02/15/19	40	48
6.400%, 12/15/36	65	59
Principal Financial Group
8.875%, 05/15/19	125	152
Prudential Financial
7.375%, 06/15/19	80	92
Reinsurance Group of America
6.450%, 11/15/19	45	50

		539

Materials — 0.6%
Alcoa
5.400%, 04/15/21	45	43
ArcelorMittal
9.850%, 06/01/19	60	65
Dow Chemical
4.250%, 11/15/20	50	50
Georgia-Pacific LLC
5.400%, 11/01/20 144A	50	54
International Paper
7.500%, 08/15/21	70	84
MeadWestvaco
7.375%, 09/01/19	50	56

		352

Real Estate Investment Trusts — 0.8%
CommonWealth REIT
5.875%, 09/15/20	70	69
Digital Realty Trust LP
4.500%, 07/15/15	100	102
Health Care REIT
5.250%, 01/15/22	90	86
ProLogis LP
4.500%, 08/15/17	15	15
6.625%, 12/01/19	75	80
Realty Income
6.750%, 08/15/19	60	68
WEA Finance LLC
4.625%, 05/10/21 144A	35	34

		454

Retail — 0.4%
Home Depot
5.875%, 12/16/36	40	46
Kroger
6.400%, 08/15/17	55	65
Limited Brands
8.500%, 06/15/19	50	58
Wal-Mart Stores
5.250%, 09/01/35	75	84

		253

Technology — 0.5%
Hewlett-Packard
3.000%, 09/15/16	25	26
KLA-Tencor
6.900%, 05/01/18	100	113
Mantech International
7.250%, 04/15/18	50	51

See Notes to Financial Statements.

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
CORPORATE BONDS — continued
Technology — continued
Seagate HDD Cayman
7.750%, 12/15/18 144A	$50	$52
Xerox
6.400%, 03/15/16	40	44

		286

Telecommunications — 0.5%
AT&T
6.300%, 01/15/38	65	75
GTE
6.940%, 04/15/28	95	116
Telefonica Emisiones SAU
3.992%, 02/16/16	115	108

		299

Transportation — 0.2%
Burlington Northern Santa Fe
5.750%, 03/15/18	5	6
Ryder System (MTN)
3.150%, 03/02/15	75	77

		83

Utilities — 1.0%
Bruce Mansfield Unit
6.850%, 06/01/34	97	104
Dominion Resources
6.400%, 06/15/18	65	78
Exelon Generation LLC
5.750%, 10/01/41	60	67
Midamerican Energy Holdings
6.125%, 04/01/36	55	65
Nisource Finance
6.400%, 03/15/18	40	46
NRG Energy
7.375%, 01/15/17	50	52
Progress Energy
7.050%, 03/15/19	35	43
Puget Energy
6.000%, 09/01/21	50	50
Toledo Edison
7.250%, 05/01/20	60	75

		580

Total Corporate Bonds
(Cost $6,907)		7,099

MUNICIPAL BOND — 0.1%
Ohio — 0.1%
Ohio State University General Receipts (RB)
4.910%, 06/01/40	35	39

Total Municipal Bond
(Cost $34)		39

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 8.4%
Federal National Mortgage Association — 7.5%
7.000%, 06/01/31	$6	$7
7.000%, 10/01/33	6	7
6.000%, 09/01/36	295	326
5.500%, 02/01/32	45	49
5.500%, 07/01/33	11	12
5.500%, 12/01/33	131	142
5.500%, 05/01/35	83	90
5.500%, 12/01/36	180	196
5.500%, 08/01/38	333	362
5.000%, 07/01/20	19	21
5.000%, 09/01/33	23	24
5.000%, 08/01/35	21	23
5.000%, 12/01/35	195	210
5.000%, 08/01/40	384	413
4.500%, 10/01/20	199	213
4.500%, 03/01/21	160	171
4.500%, 06/01/40	579	620
4.500%, 01/01/41	569	606
4.000%, 01/01/41	241	253
4.000%, 02/01/41	285	297
3.500%, 03/01/41	249	254

		4,296

Government National Mortgage Association — 0.9%
6.500%, 09/15/28	7	8
6.500%, 07/15/32	12	14
6.000%, 08/15/32	7	8
5.000%, 06/15/39	238	264
4.500%, 08/15/39	235	256

		550

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $4,580)		4,846

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bond — 1.1%
4.500%, 02/15/36	470	597

U.S. Treasury Notes — 2.4%
3.000%, 09/30/16	40	44
2.625%, 08/15/20	120	127
1.250%, 10/31/15	65	67
1.125%, 01/15/12	265	265
0.875%, 02/29/12	895	897

		1,400

Total U.S. Treasury Obligations
(Cost $1,978)		1,997

See Notes to Financial Statements.

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 2.5%
PNC Advantage Institutional Money Market
Fund, Institutional Class† (D)	1,440,802	$1,441

Total Affiliated Money Market Fund
(Cost $1,441)		1,441

Total Investments Before Short Term Investments Purchased with
Collateral from Securities Loaned – 99.8%
(Cost $56,932)		57,293

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.7%
Affiliated Money Market Fund — 0.7%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	389,039	389

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $389)‡		389

TOTAL INVESTMENTS — 100.5%
(Cost $57,321)**		57,682

Other Assets & Liabilities – (0.5)%		(291)

TOTAL NET ASSETS — 100.0%		$57,391

* Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $ 57,683.

Gross unrealized appreciation (000)	$4,400
Gross unrealized depreciation (000)	(4,401)

Net unrealized depreciation (000)	$(1)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 381 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(B)	Illiquid Security. Total value of illiquid securities is $6 (000) and represents 0.0% of net assets as of November 30, 2011.
(C)	Variable Rate Security — the rate shown is the rate in effect on November 30, 2011.
(D)

All or a portion of the security was held as collateral for open futures contracts. 144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $442 (000) and represents 0.8% of net assets as of November 30, 2011.

Futures Contracts:
		Notional		Unrealized
	Number	Cost		Appreciation/
	of	Amount	Expiration	Depreciation
Description	Contracts	(000)	Date	(000)
DAX Index Future	1	$177	12/19/11	$31
Nikkei 225®	1	113	12/09/11	(5)

		$290		$26

Cash	in the amount of $23,167 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).
Assets	in the amount of $319,500 have been segregated by the Fund.

Please see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

PNC Balanced Allocation Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	$000	$000	$000	$000
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Value at November 30, 2011
	(000)	(000)	(000)	(000)
Affiliated Money Market Fund	$ 1,441	$ –	$–	$ 1,441
Asset-Backed Securities	–	1,429	–	1,429
Collateralized Mortgage Obligations	–	626	–	626
Commercial Mortgage-Backed Securities	–	660	–	660
Corporate Bonds	–	7,099	–	7,099
Common Stocks	27,759	–	–	27,759
Exchange Traded Funds	5,682	–	–	5,682
Foreign Common Stocks	2,933	2,712	6	5,651
Foreign Equity Certificate	–	22	–	22
Municipal Bond	–	39	–	39
Preferred Stocks	42	–	–	42
Short Term Investment Purchased With Collateral From Securities Loaned	389	–	–	389
U.S. Government Agency Mortgage-Backed Obligations	–	4,846	–	4,846
U.S. Treasury Obligations	–	1,997	–	1,997

Total Assets — Investments in Securities	$38,246	$19,430	$6	$ 57,682

Other Financial Instruments
Futures Contracts	$ 26	$ –	$–	$ 26

Total Assets — Other Financial Instruments	$ 26	$ –	$–	$ 26

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

Foreign Common Stock
Balance, 05/31/11	$ 24
Accrued discounts/premiums	–
Realized gain (loss)(1)	–
Change in unrealized appreciation (depreciation)(2)	(18)
Purchases	–
Sales	–
Transfers in and/or out of Level 3	–
Paydowns	–

Balance, 11/30/11	$ 6

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in the Net realized gain (loss) on investments sold.
(2)

Change in unrealized appreciation (depreciation) from the sale of Level 3 securities can be found on the Statement of Operations in the Net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

PNC International Equity Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — 93.0%
Consumer Discretionary — 13.0%
Accor SA (France)	7,874	$220
Adidas AG (Germany)	8,031	566
ASOS PLC (United Kingdom)*	52,963	1,134
Barratt Developments PLC (United Kingdom)*	2,319,446	3,646
Bellway PLC (United Kingdom)	288,027	3,306
Burberry Group PLC (United Kingdom)	61,550	1,233
China ZhengTong Auto Services Holdings (China)*#	1,354,000	1,388
Christian Dior SA (France)#	25,000	3,238
Compass Group PLC (United Kingdom)	220,673	2,047
Daimler AG (Germany)	2,965	135
Domino’s Pizza UK & IRL PLC (United Kingdom)	113,439	801
Duni AB (Sweden)	305,700	2,590
Hyundai Motor (South Korea)	3,034	590
Intime Department Store Group (China)	1,138,587	1,334
LVMH Moet Hennessy Louis Vuitton SA (France)#	15,080	2,374
Mitsubishi (Japan)	76,045	1,572
New Oriental Education & Technology Group, ADR (China)*	39,481	997
Nitori Holdings (Japan)	19,589	1,831
Nokian Renkaat OYJ (Finland)	37,302	1,236
Persimmon PLC (United Kingdom)	428,250	3,330
Suzuki Motor (Japan)	56,800	1,210
Taylor Wimpey PLC (United Kingdom)*	4,964,765	3,042
Toyota Motor (Japan)	9,700	319
Trinity (Hong Kong)	1,052,000	770
Volkswagen AG (Germany)	6,190	1,070
WPP PLC (Ireland)	48,275	508

		40,487

Consumer Staples — 10.8%
Anheuser-Busch InBev NV, ADR (Belgium)	31,267	1,876
Asahi Breweries (Japan)	153,600	3,409
Carlsberg Breweries AS (MTN) (Denmark)	2,708	199
Cia de Bebidas das Americas, ADR (Brazil)	33,050	1,136
Diageo PLC (United Kingdom)	57,059	1,222
Diageo PLC, ADR (United Kingdom)	15,000	1,284
Greencore Group PLC (Ireland)	3,075,174	3,058
Hengan International Group (China)	57,015	538
Jeronimo Martins SGPS SA (Portugal)	109,599	2,000
Koninklijke Ahold NV (Netherlands)	100,665	1,281
Meiji Holdings (Japan)	69,334	3,012
Metro AG (Germany)	12,789	631
Nestle SA (Switzerland)	86,678	4,865
Nichirei (Japan)	658,000	3,069
Reckitt Benckiser Group PLC (United Kingdom)	46,654	2,367
Tesco PLC (United Kingdom)	321,890	2,055
Unicharm (Japan)	19,900	944
Unilever NV (Netherlands)	16,462	561

		33,507

Energy — 6.7%
BG Group PLC (United Kingdom)	202,375	4,341
Canadian Natural Resources (Canada)	11,905	447
ENI SpA (Italy)	10,212	216
Etablissements Maurel et Prom (France)	123,900	2,393
GCL-Poly Energy Holdings (Hong Kong)#	4,121,568	1,274
Petroleo Brasileiro SA, ADR (Brazil)	25,037	628
Royal Dutch Shell PLC, Cl A (Netherlands)	57,992	2,028

	Number of Shares	Value (000)

Sasol (South Africa)	74,150	$3,557
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	15,360	1,365
Suncor Energy (Canada)	20,234	610
Thai Oil PCL (Thailand)	1,059,850	2,083
Total SA (France)	6,071	313
Tullow Oil PLC (United Kingdom)	79,152	1,730

		20,985

Financials — 12.2%
AIA Group (Hong Kong)	262,463	825
Anglo Irish Bank PLC (Ireland) (A) (B) (C)	435,474	–
AXA SA (France)	39,558	573
Banco Santander SA (Spain)	72,411	544
Bank of China (China)	810,116	264
Bank of Yokohama (Japan)	112,993	539
Barclays PLC (United Kingdom)	400	1
BNP Paribas (France)	20,618	821
Credit Suisse Group AG (Switzerland)	15,029	363
Deutsche Boerse AG (Germany)*	5,796	356
DnB NOR ASA (Norway)	270,244	2,764
Evergrande Real Estate Group (China)#	3,221,669	1,343
Guangdong Investment (Hong Kong)	1,902,000	1,204
Hannover Rueckversicherung AG (Germany)	65,500	3,419
Hargreaves Lansdown PLC (United Kingdom)	147,091	1,091
HSBC Holdings PLC (United Kingdom)	182,628	1,425
HSBC Holdings PLC, ADR (United Kingdom)	59,191	2,317
ICICI Bank, ADR (India)	10,086	294
ING Groep NV (Netherlands)*	68,304	533
Investor AB, Cl B (Sweden)	127,645	2,381
IRF European Finance Investments (United Kingdom)* (B) (C)	284,500	57
KBC Groep NV (Belgium)	61,800	692
Lloyds Banking Group PLC (United Kingdom)*	2,919,122	1,142
Muenchener Rueckversicherungs AG (Germany)	20,700	2,616
Noah Holdings, ADR (China)*#	55,393	464
PDG Realty SA Empreendimentose Participacoes (Brazil)	255,738	950
Prudential PLC (United Kingdom)	109,021	1,073
Ratos AB, Cl B (Sweden)	54,800	638
Sony Financial Holdings (Japan)	35,900	594
Standard Chartered PLC (United Kingdom)	100,242	2,182
State Bank of India, GDR (India)	19,400	1,310
Sumitomo Realty & Development (Japan)	25,000	496
Svenska Handelsbanken AB, Cl A (Sweden)	120,200	3,173
United Overseas Bank (Singapore)	57,054	692
Wharf Holdings (Hong Kong)	78,974	386
Zurich Financial Services AG (Switzerland)	2,080	458

		37,980

Healthcare — 7.4%
Abcam PLC (United Kingdom)	193,454	1,103
Bayer AG (Germany)	8,854	583
Cie Generale d’Optique Essilor International SA (France)	13,090	936
Coloplast A/S (Denmark)#	6,500	996
DiaSorin SpA (Italy)	39,010	1,135
Elekta AB (Sweden)	30,964	1,318
Fresenius SE & Co KGaA (Germany)	8,533	822
Genomma Lab Internacional SAB de CV (Mexico)*	395,232	840
Novartis AG (Switzerland)	70,220	3,792

See Notes to Financial Statements.

PNC International Equity Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
FOREIGN COMMON STOCKS — continued
Healthcare — continued
Novo Nordisk A/S, ADR (Denmark)	24,592	$2,792
Roche Holding AG (Switzerland)	7,000	1,114
Shire PLC, ADR (Ireland)	22,686	2,299
Sonova Holding AG (Switzerland)	6,700	703
Teva Pharmaceutical Industries, ADR (Israel)	108,438	4,295
Transgene SA (France)*	48,205	461

		23,189

Industrials — 10.8%
ABB, ADR (Switzerland)	81,771	1,551
Aggreko PLC (United Kingdom)	13,349	398
BBA Aviation PLC (United Kingdom)	290,796	809
Brambles (Australia)	75,386	564
Capita Group PLC (United Kingdom)	26,416	262
Daikin Industries (Japan)	15,700	462
European Aeronautic Defence and Space NV (Netherlands)	8,962	269
FANUC (Japan)	24,635	4,048
G4S PLC (Copenhagen Exchange) (United Kingdom)	14,961	60
G4S PLC (London Exchange) (United Kingdom)	69,876	282
Hexagon AB, Cl B (Sweden)	96,717	1,475
Hutchison Whampoa (Hong Kong)	66,757	585
Iino Kaiun Kaisha (Japan)	422,000	1,970
Komatsu (Japan)	59,500	1,523
Kone OYJ, Cl B (Finland)	56,900	3,205
Konecranes OYJ (Finland)	86,782	1,874
Koninklijke Philips Electronics NV (Netherlands)	19,679	400
Larsen & Toubro (India)	5,592	138
Metso OYJ (Finland)	23,080	924
Michael Page International PLC (United Kingdom)	123,600	748
Mitsubishi Heavy Industries (Japan)	45,000	189
Nabtesco (Japan)	54,500	1,200
Rational AG (Germany)	3,768	869
Safran SA (France)	30,095	893
Schneider Electric SA (France)	4,888	278
Siemens AG (Germany)	12,579	1,273
SMC (Japan)	7,100	1,179
Trevi Finanziaria SpA (Italy)	205,805	1,647
Vallourec SA (France)	3,745	257
Vinci SA (France)	11,463	512
Weir Group PLC (United Kingdom)	67,028	2,179
YIT OYJ (Finland)	91,799	1,478
Zhuzhou CSR Times Electric (China)	8,703	21

		33,522

Information Technology — 12.7%
Accenture PLC, Cl A (Ireland)	30,000	1,738
ARM Holdings PLC, ADR (United Kingdom)	121,874	3,446
Axis Communications AB (Sweden)	74,866	1,533
Baidu.Com, ADR (China)*	6,156	806
Canon, ADR (Japan)	38,443	1,730
Cap Gemini SA (France)	12,036	457
Check Point Software Technologies (Israel)*	37,509	2,076
Dassault Systemes SA (France)	14,450	1,183
Gree (Japan)	98,030	3,291
Infosys Technologies (India)#	45,390	2,343
Kakaku.com (Japan)	47,400	1,818
NetQin Mobile, ADR (China)*#	208,054	1,219
Opera Software ASA (Norway)	98,711	548

	Number of Shares	Value (000)

Samsung Electronics (South Korea)	5,491	$4,998
SAP AG (Germany)	13,665	818
SAP AG, ADR (Germany)#	45,700	2,740
Taiwan Semiconductor Manufacturing, ADR (Taiwan)	134,754	1,741
Telefonaktiebolaget LM Ericsson (Sweden)	53,889	575
Tencent Holdings (China)	111,368	2,177
Velti PLC (Ireland)*#	71,909	532
Wincor Nixdorf AG (Germany)	44,850	2,153
Wirecard AG (Germany)	106,101	1,759

		39,681

Materials — 13.4%
Antofagasta PLC (United Kingdom)	83,996	1,569
BASF SE (Germany)	37,800	2,761
BHP Billiton PLC (United Kingdom)	39,857	1,226
BHP Billiton, ADR (Australia)#	36,700	2,759
China Resources Cement Holdings (Hong Kong)	1,974,661	1,481
CRH PLC (Ireland)	102,175	1,939
Eldorado Gold (Canada)	77,808	1,405
Imerys SA (France)	26,535	1,346
Kinross Gold (Canada)	47,765	672
Kuraray (Japan)	141,771	2,035
Linde AG (Germany)	8,955	1,380
Lynas (Australia)*	303,560	409
Methanex (Canada)	108,200	2,652
Metorex (South Africa)*	1,225,612	1,292
Potash of Saskatchewan (Canada)	22,440	978
Rio Tinto PLC (United Kingdom)	22,575	1,188
Rio Tinto PLC, ADR (United Kingdom)	51,630	2,740
Showa Denko KK (Japan)	1,579,000	3,223
Smurfit Kappa Group PLC (Ireland)*	292,700	1,773
Solvay SA (Belgium)	18,950	1,779
Symrise AG (Germany)	105,130	2,840
Syngenta AG (Switzerland)	2,894	852
Syngenta AG, ADR (Switzerland)	49,258	2,902
ThyssenKrupp AG (Germany)	13,773	356
Vale SA, ADR (Brazil)	14,834	324

		41,881

Telecommunication Services — 4.6%
America Movil SAB de CV, ADR (Mexico)	19,893	474
Deutsche Telekom AG (Germany)	197,200	2,561
France Telecom SA (France)	14,280	246
KDDI (Japan)	419	2,776
Millicom International Cellular SA (Luxembourg)#	9,000	965
Mobile Telesystems OJSC, ADR (Russia)	13,909	240
MTN Group (South Africa)	17,982	324
SK Telecom (South Korea)	20,200	2,707
Softbank (Japan)	25,700	868
Telefonica SA (Spain)	24,065	452
Telenor ASA (Norway)	81,800	1,399
Vodafone Group PLC (United Kingdom)	441,054	1,194

		14,206

See Notes to Financial Statements.

Number of Shares		Value (000)
FOREIGN COMMON STOCKS — continued
Utilities — 1.4%
Kansai Electric Power (Japan)	115,700	$1,733
National Grid PLC (United Kingdom)	105,803	1,040
Red Electrica SA (Spain)	31,620	1,390
Veolia Environnement (France)	4,278	55

		4,218

Total Foreign Common Stocks (Cost $331,310)		289,656

EXCHANGE TRADED FUND — 0.4%
iShares MSCI EAFE Index Fund	22,740	1,166

Total Exchange Traded Fund (Cost $1,152)		1,166

FOREIGN EQUITY CERTIFICATE — 0.2%
Financials — 0.2%
Yes Bank, (India), Issued by J.P. Morgan Structured Products B.V., Expires 09/21/15	135,440	703

Total Foreign Equity Certificate (Cost $970)		703

AFFILIATED MONEY MARKET FUND — 5.9%
PNC Advantage Institutional Money Market Fund, Institutional Class† (D)	$18,485,036	18,485

Total Affiliated Money Market Fund (Cost $18,485)		18,485

Total Investments Before Short Term Investments Purchased with
Collateral from Securities Loaned – 99.5% (Cost $351,917)		310,010

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 5.1%

Affiliated Money Market Fund — 5.1%
PNC Advantage Institutional Money Market Fund, Institutional Class†	16,017,247	16,017

Total Short Term Investment Purchased with Collateral From
Securities Loaned (Cost $16,017)‡		16,017

TOTAL INVESTMENTS — 104.6% (Cost $367,934)**		326,027

Other Assets & Liabilities – (4.6)%		(14,390)

TOTAL NET ASSETS — 100.0%		$311,637

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 369,470.

Gross unrealized appreciation (000)	$25,623
Gross unrealized depreciation (000)	(69,066)

Net unrealized depreciation (000)	$(43,443)

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 15,320 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	Value is less than $500.
(B)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(C)	Illiquid Security. Total value of illiquid securities is $57 (000) and represents 0.0% of net assets as of November 30, 2011.
(D)	All or a portion of the security was held as collateral for open futures contracts.

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000)
DAX Index Future	29	$5,128	12/19/11	$888
Nikkei 225®	15	1,704	12/09/11	(74)

		$6,832		$814

Cash in the amount of $601,952 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $7,217,540 have been segregated by the Fund.

Please see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

PNC International Equity Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	$000	$000	$000	$000
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$18,485	$ –	$ –	$ 18,485
Exchange Traded Fund	1,166	–	–	1,166
Foreign Common Stocks	61,323	228,276	57	289,656
Foreign Equity Certificate	–	703	–	703
Short Term Investment Purchased With Collateral From Securities Loaned	16,017	–	–	16,017

Total Assets – Investments in Securities	$96,991	$228,979	$ 57	$ 326,027

Other Financial Instruments
Futures Contracts	$ 814	$ –	$ –	$ 814

Total Assets – Other Financial Instruments	$ 814	$ –	$ –	$ 814

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

Foreign Common Stock

Balance, 05/31/11	$213

Accrued discounts/premiums	–

Realized gain (loss)(1)	–

Change in unrealized appreciation (depreciation)(2)	(156)

Purchases	–

Sales	–

Transfers in and/or out of Level 3	–

Paydowns	–

Balance, 11/30/11	$57

(1)	Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in the Net realized gain (loss) on investments sold.
(2)

Change in unrealized appreciation (depreciation) from the sale of Level 3 securities can be found on the Statement of Operations in the Net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

At November 30, 2011, country diversification of the Fund was as follows:

Country Diversification	% of Net Assets	Value (000)
Foreign Common Stocks, Rights and Equity Certificates
United Kingdom	19.1%	$59,069
Japan	14.5	45,039
Germany	9.5	29,708
Switzerland	5.3	16,599
France	5.3	16,557
Sweden	4.4	13,684
Ireland	3.8	11,846
China	3.4	10,551
Finland	2.8	8,717
South Korea	2.7	8,294
Canada	2.2	6,765
Hong Kong	2.1	6,525
Israel	2.0	6,371
South Africa	1.7	5,173
Netherlands	1.6	5,072
India	1.5	4,788
Norway	1.5	4,711
Belgium	1.4	4,347
Denmark	1.3	3,988
Australia	1.2	3,732
Brazil	1.0	3,039
Italy	1.0	2,999
Spain	0.8	2,385
Thailand	0.7	2,083
Portugal	0.6	2,000
Taiwan	0.6	1,741
Austria	0.4	1,365
Mexico	0.4	1,314
Luxembourg	0.3	965
Singapore	0.2	692
Russia	0.1	240

Total Foreign Common Stocks, Rights and Equity Certificates	93.2	290,359

Exchange Traded Fund	0.4	1,166

Affiliated Money Market Fund	5.9	18,485

Total Investments Before Collateral for Loaned Securities	99.5	310,010
Short Term Investments Held as Collateral for Loaned Securities	5.1	16,017

Total Investments	104.6	326,027

Other Assets and Liabilities	(4.6)	(14,390)

Net Assets	100.0%	$311,637

See Notes to Financial Statements.

PNC Large Cap Core Equity Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 99.1%
Consumer Discretionary — 12.8%
BorgWarner*	2,870	$189
Comcast, Cl A	10,470	237
Dollar Tree*	3,992	325
Limited Brands	4,820	204
Macy’s	9,810	317
Mattel	9,110	263
McDonald’s	2,650	253
Target	4,440	234
Tiffany	2,590	174

		2,196

Consumer Staples — 12.4%
Coca-Cola	3,630	244
Estee Lauder, Cl A	2,720	321
Hershey	5,300	306
J.M. Smucker	3,218	244
Kraft Foods, Cl A	4,500	162
Procter & Gamble	5,354	346
Wal-Mart Stores	4,484	264
Whole Foods Market	3,330	227

		2,114

Energy — 11.4%
Chevron	5,290	544
ConocoPhillips	2,520	180
EQT	5,120	317
ExxonMobil	7,797	627
National Oilwell Varco	3,900	280

		1,948

Financials — 11.8%
American Express	4,363	210
Ameriprise Financial	4,745	218
Bank of America	12,225	66
Capital One Financial	5,138	229
Chubb	3,891	262
Citigroup	5,380	148
Equity Residential REIT	3,110	172
JPMorgan Chase	9,690	300
Moody’s	4,490	156
Wells Fargo	9,552	247

		2,008

Healthcare — 12.9%
Allergan	3,340	280
AmerisourceBergen	5,424	202
Bristol-Myers Squibb	6,160	202
Covidien PLC	5,518	251
Johnson & Johnson	6,449	417
Merck	3,721	133
Pfizer	15,751	316
Shire PLC, ADR	1,721	174
UnitedHealth Group	4,710	230

		2,205

Industrials — 9.0%
Cummins	1,829	176
Dover	4,310	237
Eaton	4,500	202
General Electric	13,104	209
Joy Global	2,190	200

	Number of Shares	Value (000)

Union Pacific	2,655	$275
United Technologies	3,190	244

		1,543

Information Technology — 19.1%
Apple*	1,704	651
Cisco Systems	9,900	185
eBay*	5,590	165
EMC*	11,023	254
Google, Cl A*	609	365
Intel	11,433	285
International Business Machines	1,856	349
Microsoft	14,220	364
Oracle	11,303	354
QUALCOMM	5,460	299

		3,271

Materials — 3.6%
Celanese, Series A	4,475	208
E.I. DuPont de Nemours	4,560	218
PPG Industries	2,214	194

		620

Telecommunication Services — 2.4%
AT&T	6,266	182
Vodafone Group PLC, ADR	8,290	225

		407

Utilities — 3.7%
Northeast Utilities	4,970	172
OGE Energy	3,280	174
Wisconsin Energy	8,750	290

		636

Total Common Stocks (Cost $14,987)		16,948

EXCHANGE TRADED FUND — 0.6%
SPDR S&P 500 ETF Trust	801	100

Total Exchange Traded Fund (Cost $95)		100

AFFILIATED MONEY MARKET FUND — 0.0%
PNC Advantage Institutional Money Market Fund, Institutional Class†	8,025	8

Total Affiliated Money Market Fund (Cost $8)		8

TOTAL INVESTMENTS — 99.7% (Cost $15,090)**		17,056

Other Assets & Liabilities – 0.3%		44

TOTAL NET ASSETS — 100.0%		$17,100

See Notes to Financial Statements.

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 15,143.

Gross unrealized appreciation (000)	$2,441
Gross unrealized depreciation (000)	(528)

Net unrealized appreciation (000)	$1,913

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 61.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	$000	$000	$000	$000
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$ 8	$–	$–	$ 8
Common Stocks	16,948	–	–	16,948
Exchange Traded Fund	100	–	–	100

Total Assets – Investments in Securities	$17,056	$–	$–	$17,056

See Notes to Financial Statements.

PNC Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

November 30 , 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 99.0%
Consumer Discretionary — 15.9%
BorgWarner*	12,050	$794
Chipotle Mexican Grill*	2,510	807
Dollar Tree*	9,010	734
Fossil*	9,150	820
Limited Brands	25,400	1,075
Macy’s	40,230	1,301
McDonald’s	18,032	1,723
O’Reilly Automotive*	15,220	1,176
Polaris Industries	18,190	1,093
PVH	13,020	884
Tiffany	11,261	755
Wyndham Worldwide	29,150	1,033

		12,195

Consumer Staples — 12.9%
Campbell Soup	37,070	1,208
Coca-Cola	34,326	2,308
Estee Lauder, Cl A	11,810	1,393
Hershey	23,800	1,373
Philip Morris International	36,622	2,792
Whole Foods Market	12,410	845

		9,919

Energy — 9.9%
ConocoPhillips	17,710	1,263
EQT	21,310	1,321
ExxonMobil	48,866	3,931
National Oilwell Varco	15,140	1,086

		7,601

Financials — 3.1%
American Express	16,410	789
Public Storage REIT	6,680	881
Simon Property Group REIT	5,430	675

		2,345

Healthcare — 11.2%
AmerisourceBergen	19,201	713
Baxter International	19,600	1,013
Bristol-Myers Squibb	22,320	730
Celgene*	15,109	953
Covidien PLC	22,900	1,043
Gilead Sciences*	26,440	1,054
Johnson & Johnson	13,070	846
Shire PLC, ADR (Ireland)	8,310	842
UnitedHealth Group	17,690	863
Universal Health Services, Cl B	14,000	563

		8,620

Industrials — 10.5%
Cummins	10,547	1,016
Dover	18,150	998
Eaton	24,270	1,090
Joy Global	12,010	1,096
KBR	30,800	890
Norfolk Southern	17,650	1,333
United Technologies	21,073	1,614

		8,037

	Number of Shares	Value (000)

Information Technology — 29.4%
Apple*	10,698	$4,089
eBay*	27,150	804
EMC*	44,689	1,028
Google, Cl A*	4,360	2,613
Informatica*	23,160	1,041
Intel	43,970	1,095
International Business Machines	18,181	3,418
Microsoft	98,350	2,516
Oracle	68,206	2,138
QUALCOMM	36,110	1,979
Red Hat*	18,210	912
Visa, Cl A	9,115	884

		22,517

Materials — 5.1%
Celanese, Series A	20,681	961
CF Industries Holdings	6,070	849
Crown Holdings*	29,110	941
E.I. DuPont de Nemours	24,210	1,155

		3,906

Telecommunication Services — 1.0%
Verizon Communications	19,270	727

Total Common Stocks
(Cost $63,930)		75,867

AFFILIATED MONEY MARKET FUND — 0.9%
PNC Advantage Institutional Money Market
Fund, Institutional Class† (A)	673,050	673

Total Affiliated Money Market Fund
(Cost $673)		673

TOTAL INVESTMENTS — 99.9%
(Cost $64,603)**		76,540

Other Assets & Liabilities – 0.1%		94

TOTAL NET ASSETS — 100.0%		$76,634

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $64,631.

Gross unrealized appreciation (000)	$13,129
Gross unrealized depreciation (000)	(1,220)

Net unrealized appreciation (000)	$11,909

†	See Note 3 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

See Notes to Financial Statements.

Futures Contracts:
		Notional
	Number	Cost		Unrealized
	of	Amount	Expiration	Depreciation
Description	Contracts	(000)	Date	(000)
S&P 500®
Composite Index	2	$630	12/16/11	$(7)

Cash in the amount of $40,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $673,050 have been segregated by the Fund.

Please see Investment Abbreviations and Definitions on Page 61.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	$000	$000	$000	$000
				Total
		Level 2	Level 3	Value
	Level 1	Other Significant	Significant	at
	Quoted Prices	Observable Inputs	Unobservable Inputs	November 30, 2011
	(000)	(000)	(000)	(000)
Affiliated Money Market Fund	$ 673	$–	$–	$ 673
Common Stocks	75,867	–	–	75,867

Total Assets – Investments in Securities	$76,540	$–	$–	$76,540

Other Financial Instruments Futures Contract	$ (7)	$–	$–	$ (7)

Total Assets – Other Financial Instruments	$ (7)	$–	$–	$ (7)

See Notes to Financial Statements.

PNC Large Cap Value Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 97.2%
Consumer Discretionary — 8.1%
Lowe’s	144,741	$3,475
Target	116,054	6,116
Time Warner Cable	32,018	1,937

		11,528

Consumer Staples — 14.2%
CVS Caremark	106,835	4,149
Energizer Holdings*	33,403	2,414
General Mills	52,279	2,089
J.M. Smucker	13,658	1,038
PepsiCo	22,320	1,428
Procter & Gamble	80,033	5,168
Wal-Mart Stores	68,877	4,057

		20,343

Energy — 12.4%
Apache	51,950	5,166
Chevron	49,474	5,087
HollyFrontier	28,780	669
Nabors Industries (Bermuda)*	113,181	2,031
Noble (Switzerland)	58,187	2,009
Transocean (Switzerland)	23,425	1,004
Weatherford International (Switzerland)*	119,015	1,804

		17,770

Financials — 16.8%
Allstate	96,266	2,579
Chubb	52,059	3,511
Discover Financial Services	31,749	756
JPMorgan Chase	95,291	2,951
Lazard, Cl A	100,855	2,604
Lincoln National	105,981	2,139
Northern Trust	64,561	2,429
PartnerRe (Bermuda)	35,242	2,316
Travelers	54,540	3,068
Wells Fargo	66,626	1,723

		24,076

Healthcare — 16.7%
Johnson & Johnson	93,512	6,052
Merck	189,097	6,760
Pfizer	336,849	6,761
St. Jude Medical	59,255	2,278
UnitedHealth Group	43,412	2,117

		23,968

Industrials — 9.5%
Babcock & Wilcox*	118,179	2,680
Danaher	32,250	1,560
General Dynamics	57,368	3,790
General Electric	38,819	618
Illinois Tool Works	52,949	2,406
Oshkosh*	125,940	2,584

		13,638

Information Technology — 10.8%
Cisco Systems	355,241	6,622
Hewlett-Packard	84,175	2,353
Mastercard, Cl A	6,890	2,580

	Number of Shares	Value (000)

Microsoft	152,009	$3,888

		15,443

Materials — 1.1%
Sigma-Aldrich	12,175	789
Sonoco Products	25,355	824

		1,613

Telecommunication Services — 1.8%
AT&T	89,162	2,584

Utilities — 5.8%
Edison International	37,397	1,470
Exelon	88,234	3,910
NextEra Energy	37,159	2,060
NRG Energy*	45,130	888

		8,328

Total Common Stocks
(Cost $144,931)		139,291

AFFILIATED MONEY MARKET FUND — 2.6%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	3,679,086	3,679

Total Affiliated Money Market Fund
(Cost $3,679)		3,679

TOTAL INVESTMENTS — 99.8%
(Cost $148,610)**		142,970

Other Assets & Liabilities – 0.2%		288

TOTAL NET ASSETS — 100.0%		$143,258

*	Non-income producing security

** Aggregate cost for Federal income tax purposes is (000) $148,993.

Gross unrealized appreciation (000)	$9,753

Gross unrealized depreciation (000)	(15,776)

Net unrealized depreciation (000)	$(6,023)

† See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	$000	$000	$000	$000
	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$ 3,679	$–	$–	$ 3,679
Common Stocks	139,291	–	–	139,291

Total Assets – Investments in Securities	$142,970	$–	$–	$142,970

See Notes to Financial Statements.

PNC Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 98.1%
Consumer Discretionary — 7.5%
Apollo Group, Cl A*	11,517	$558
Best Buy	35,285	956
Skechers U.S.A.*	156,951	2,112
WMS Industries*	60,449	1,268

		4,894

Consumer Staples — 14.7%
Energizer Holdings*	20,581	1,488
Hormel Foods	31,035	934
J.M. Smucker	28,507	2,166
Molson Coors Brewing, Cl B	59,846	2,429
Safeway	126,633	2,533

		9,550

Energy — 9.7%
Diamond Offshore Drilling	26,620	1,601
HollyFrontier	19,282	449
Nabors Industries (Bermuda)*	52,400	940
Noble (Switzerland)	60,209	2,079
Rowan*	35,867	1,216

		6,285

Financials — 27.8%
Assurant	19,030	747
Chubb	24,620	1,660
Cincinnati Financial	16,040	476
Everest Re Group (Bermuda)	30,440	2,670
Investment Technology Group*	166,233	1,770
Lazard, Cl A (Bermuda)	42,819	1,106
Loews	23,147	889
Northern Trust	59,728	2,248
PartnerRe (Bermuda)	33,034	2,171
People’s United Financial	42,541	530
Reinsurance Group of America	39,495	2,034
Transatlantic Holdings	31,856	1,741

		18,042

Healthcare — 6.9%
Coventry Health Care*	26,881	858
Mednax*	7,695	519
St. Jude Medical	49,876	1,917
Zimmer Holdings*	23,755	1,201

		4,495

Industrials — 13.6%
Babcock & Wilcox*	58,129	1,318
FTI Consulting*	37,908	1,626
Harsco	47,446	979
Oshkosh*	93,274	1,914
Southwest Airlines	91,335	766
Spirit Aerosystems Holdings*	113,904	2,222

		8,825

Information Technology — 8.2%
Ingram Micro*	157,096	2,829
Western Union	145,270	2,534

		5,363

Materials — 2.2%
Sigma-Aldrich	5,957	386

	Number of Shares	Value (000)
Sonoco Products	31,736	$1,031

		1,417

Utilities — 7.5%
Edison International	62,462	2,456
PG&E	40,374	1,568
Xcel Energy	32,681	859

		4,883

Total Common Stocks
(Cost $69,930)		63,754

AFFILIATED MONEY MARKET FUND —1.9%
PNC Advantage Institutional Money Market Fund, Institutional Class†	1,269,146	1,269

Total Affiliated Money Market Fund
(Cost $1,269)		1,269

TOTAL INVESTMENTS — 100.0%
(Cost $71,199)**		65,023

Other Assets & Liabilities – 0.0%		(15)

TOTAL NET ASSETS — 100.0%		$65,008

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 72,212.

Gross unrealized appreciation (000)	$3,050
Gross unrealized depreciation (000)	(10,239)

Net unrealized depreciation (000)	$(7,189)

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$ 1,269	$–	$–	$ 1,269
Common Stocks	63,754	–	–	63,754

Total Assets – Investments in Securities	$65,023	$–	$–	$65,023

See Notes to Financial Statements.

PNC Multi—Factor Small Cap Core Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 98.7%
Consumer Discretionary — 15.6%
AFC Enterprises*	15,087	$237
American Axle & Manufacturing Holdings*	16,772	147
Blyth	1,416	93
Cheesecake Factory (The)*	5,472	155
Churchill Downs	2,966	144
Core-Mark Holding	2,993	115
Domino’s Pizza*	5,365	177
DSW, Cl A	2,844	128
Express	3,918	89
Genesco*	1,779	105
Iconix Brand Group*	11,212	194
Peet’s Coffee & Tea*#	1,651	96
Sally Beauty Holdings*	5,595	112
Sonic Automotive, Cl A#	9,959	147
Steven Madden*	2,319	83
Ulta Salon Cosmetics & Fragrance*	2,955	206
Wolverine World Wide	3,292	121

		2,349

Consumer Staples — 1.7%
Prestige Brands Holdings*	14,080	139
Pricesmart	1,687	115

		254

Energy — 7.2%
Alliance Resource Partners LP	1,424	102
CARBO Ceramics	760	108
Complete Production Services*	4,820	168
Hugoton Royalty Trust#	7,542	162
ION Geophysical*	31,893	185
Key Energy Services*	12,495	189
MarkWest Energy Partners LP	1,267	68
SEACOR Holdings	1,212	105

		1,087

Financials — 19.0%
Administradora de Fondos de Pensiones Provida SA, ADR (Chile)	2,031	125
Altisource Portfolio Solutions SA (Luxembourg)*	4,739	226
American Campus Communities REIT	3,640	143
American Equity Investment Life Holding	10,239	113
American Safety Insurance Holdings*	3,805	84
Cash America International	4,449	221
Coresite Realty REIT	13,940	233
Dime Community Bancshares	7,766	92
Encore Capital Group*	6,019	131
Equity Lifestyle Properties REIT	2,300	142
Federal Agricultural Mortgage Cl C	4,202	71
First Cash Financial Services*	4,568	166
Fulton Financial	6,812	64
Meadowbrook Insurance Group	14,783	151
Newcastle Investment REIT	23,948	107
Ocwen Financial*	16,545	218
Prosperity Bancshares	3,889	155
Signature Bank*	2,944	172
SVB Financial Group*	2,034	96
Tanger Factory Outlet Centers REIT	2,966	84
World Acceptance*	1,000	69

		2,863

	Number of Shares	Value (000)
Healthcare — 12.1%
AMERIGROUP*	1,983	$113
Atrion	639	155
Catalyst Health Solutions*	1,265	66
Cepheid*	2,095	72
Chemed	1,860	100
Haemonetics*	1,736	103
Healthspring*	3,328	182
HMS Holdings*	5,337	162
Invacare	4,759	98
Magellan Health Services*	1,613	81
Medicis Pharmaceutical, Cl A	6,311	206
Merge Healthcare*	13,331	72
Myriad Genetics*	5,001	106
Neogen*	2,322	82
PharMerica*	14,391	225

		1,823

Industrials — 13.3%
Alaska Air Group*	2,252	156
Amerco*	756	59
Applied Industrial Technologies	4,830	167
CLARCOR	3,514	170
Commercial Vehicle Group*	14,226	159
Exponent*	2,367	112
Genesee & Wyoming, Cl A*	1,676	103
Graco	3,488	150
HEICO	1,814	108
HUB Group, Cl A*	3,855	115
Kaman	6,068	188
LMI Aerospace*	3,614	60
MasTec*	6,696	107
Miller Industries	3,733	60
Old Dominion Freight Line*	2,568	100
Seaboard	64	129
Thomas & Betts*	1,369	71

		2,014

Information Technology — 18.9%
ACI Worldwide*#	5,289	159
Bottomline Technologies*	8,912	201
CACI International, Cl A*	2,606	147
Cardtronics*	8,457	230
Coherent*	3,158	160
Communications Systems	8,414	116
CommVault Systems*	3,853	191
Elster Group SE, ADR*	8,941	115
ePlus*	6,075	169
FEI*	2,018	82
Finisar*	11,680	215
Littelfuse	1,237	58
LSI*	12,623	71
NeuStar Cl A*	4,759	161
OSI Systems*	2,059	98
RightNow Technologies*	3,168	136
Semtech*	2,906	67
Tyler Technologies*	6,910	222
ValueClick*	8,169	126
Vishay Intertechnology*	13,486	133

		2,857

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — 5.3%
American Vanguard	6,583	$84
Balchem	2,462	102
Boise	11,468	68
Innospec*	5,098	148
PolyOne	11,479	124
Rockwood Holdings*	2,464	110
Silgan Holdings	4,202	164

		800

Telecommunication Services — 1.0%
Cogent Communications Group*	8,490	144

Utilities — 4.6%
El Paso Electric	3,899	135
Nicor	2,681	150
NorthWestern	3,425	119
Portland General Electric	4,929	124
Vectren	5,766	168

		696

Total Common Stocks
(Cost $13,212)		14,887

EXCHANGE TRADED FUND — 1.0%
iShares Russell 2000 Index Fund#	2,068	152

Total Exchange Traded Fund
(Cost $136)		152

AFFILIATED MONEY MARKET FUND — 0.3%
PNC Advantage Institutional Money Market Fund, Institutional Class†	46,993	47

Total Affiliated Money Market Fund
(Cost $47)		47

SHORT TERM INVESTMENT PURCHASED WITH COLLAT- ERAL FROM SECURITIES LOANED — 3.7%
PNC Advantage Institutional Money Market Fund, Institutional Class†	554,745	555

Total Short Term Investment Purchased with Collateral From Securi- ties Loaned
(Cost $555)‡		555

TOTAL INVESTMENTS — 103.7%
(Cost $13,950)**		15,641

Other Assets & Liabilities – (3.7)%		(557)

TOTAL NET ASSETS — 100.0%		$15,084

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 13,955.

Gross unrealized appreciation (000)	$2,397
Gross unrealized depreciation (000)	(711)

Net unrealized appreciation (000)	$1,686

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 543 (000).
‡	See Note 8 in Notes to Financial Statements.

Please	see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

PNC Multi-Factor Small Cap Core Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$ 47	$–	$–	$ 47
Common Stocks	14,887	–	–	14,887
Exchange Traded Fund	152	–	–	152
Short Term Investment Purchased With Collateral From Securities Loaned	555	–	–	555

Total Assets – Investments in Securities	$15,641	$–	$–	$15,641

See Notes to Financial Statements.

PNC Multi-Factor Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 100.0%
Consumer Discretionary — 16.0%
Ameristar Casinos	18,777	$329
Ascena Retail Group*	8,176	225
Brinker International	16,417	395
Cheesecake Factory (The)*	4,320	122
CROCS*	8,104	126
Domino’s Pizza*	12,353	407
DSW, Cl A	8,484	382
Iconix Brand Group*	10,198	176
Matthews International, Cl A	6,742	224
Men’s Wearhouse	6,067	169
Monro Muffler Brake	9,597	385
Papa John’s International*	9,484	359
Polaris Industries	5,656	340
Sally Beauty Holdings*	14,823	298
Ulta Salon Cosmetics & Fragrance*	3,644	254
Wolverine World Wide	8,366	308

		4,499

Consumer Staples — 3.7%
Casey’s General Stores	2,986	159
Coca-Cola	3,403	190
Flowers Foods	8,274	164
Nu Skin Enterprises, Cl A	5,900	282
Pricesmart	3,783	257

		1,052

Energy — 9.5%
Cloud Peak Energy*	6,630	142
Complete Production Services*	10,078	351
Contango Oil & Gas*	6,710	423
CVR Energy	13,809	251
DCP Midstream Partners LP#	6,900	296
Enterprise Products Partners LP	0	–
Hugoton Royalty Trust#	13,996	300
Key Energy Services*	15,508	234
Mitcham Industries*	16,157	237
Tesco*	14,534	194
World Fuel Services	5,910	253

		2,681

Financials — 9.0%
Altisource Portfolio Solutions SA (Luxembourg)*	7,652	364
Bank of the Ozarks	5,894	167
Cash America International	3,626	180
Credit Acceptance*	4,376	359
Equity Lifestyle Properties REIT	4,402	272
Ezcorp*	6,664	194
First Busey	31,640	167
First Cash Financial Services*	10,342	375
Investors Bancorp*	11,014	151
World Acceptance*	4,497	309

		2,538

Healthcare — 18.2%
Atrion#	1,595	387
Catalyst Health Solutions*	3,065	159
Cepheid*	5,789	199
Computer Programs & Systems	1,604	73
Cooper Companies (The)	1,904	117
Corvel*	4,589	219
Haemonetics*	5,867	347

	Number of Shares	Value (000)

Harvard Bioscience*	59,994	$265
Health Management Associates, Cl A*	31,970	263
HMS Holdings*	12,453	378
Jazz Pharmaceuticals*	6,130	243
Ligand Pharmaceuticals, Cl B*	14,380	169
Luminex*	17,074	354
Medicis Pharmaceutical, Cl A	8,601	281
Owens & Minor	14,545	447
PSS World Medical*	12,042	294
Sciclone Pharmaceuticals*	43,122	194
STERIS	4,632	139
Teleflex	5,212	317
US Physical Therapy	13,045	257

		5,102

Industrials — 15.9%
Actuant	9,633	221
Applied Industrial Technologies	7,273	251
Belden	3,611	119
CLARCOR	2,543	123
Colfax*#	15,371	450
Genesee & Wyoming, Cl A*	2,467	151
HEICO	3,481	206
Knoll	7,430	113
LMI Aerospace*	14,734	245
Mistras Group*	20,783	490
Polypore International*	6,029	296
Raven Industries	3,320	200
Robbins & Myers	4,844	258
Teledyne Technologies*	8,109	460
Twin Disc	5,508	233
UTi Worldwide (Virgin Islands)	20,614	321
Wabtec	4,768	325

		4,462

Information Technology — 21.8%
ACI Worldwide*	10,044	302
Aruba Networks*	5,184	109
Blackbaud	7,733	228
Cardtronics*	14,397	391
Ceva*	8,253	238
Clicksoftware Technologies (Israel)	29,417	266
Coherent*	6,421	326
Communications Systems	9,900	137
CommVault Systems*	6,738	334
IXYS*	16,706	193
Jack Henry & Associates	12,566	417
Littelfuse	5,908	276
Loral Space & Communications*	4,987	310
Monotype Imaging Holdings*	18,171	270
NCR*	14,997	262
Opnet Technologies	10,077	360
OSI Systems*	7,745	370
RightNow Technologies*	1,847	79
Rogers*	5,180	206
SolarWinds*	14,050	461
TNS*	18,075	353
ValueClick*	15,144	234

		6,122

Materials — 5.2%
American Vanguard	22,989	293

See Notes to Financial Statements.

PNC Multi-Factor Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — continued
Materials — continued
Domtar (Canada)	1,804	$142
Innospec*	11,691	340
Minerals Technologies	3,520	204
PolyOne	9,780	105
Rockwood Holdings*	2,616	116
Sensient Technologies	6,985	264

		1,464

Telecommunication Services — 0.7%
AboveNet	3,030	181

Total Common Stocks
(Cost $24,284)		28,101

AFFILIATED MONEY MARKET FUND — 0.1%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	19,142	19

Total Affiliated Money Market Fund
(Cost $19)		19

SHORT TERM INVESTMENT PURCHASED WITH COLLAT-
ERAL FROM SECURITIES LOANED — 4.0%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	1,133,851	1,134

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $1,134)‡		1,134

TOTAL INVESTMENTS — 104.1%
(Cost $25,437)**		29,254

Other Assets & Liabilities – (4.1)%		(1,157)

TOTAL NET ASSETS — 100.0%		$28,097

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 25,418.

Gross unrealized appreciation (000)	$5,172
Gross unrealized depreciation (000)	(1,336)

Net unrealized appreciation (000)	$3,836

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 1,109 (000).
‡	See Note 8 in Notes to Financial Statements.

Please	see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$ 19	$–	$–	$ 19

Common Stocks	28,101	–	–	28,101

Short Term Investment Purchased With Collateral From Securities Loaned	1,134	–	–	1,134

Total Assets – Investments in Securities	$29,254	$–	$–	$29,254

See Notes to Financial Statements.

PNC Multi-Factor Small Cap Value Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 99.9%
Consumer Discretionary — 12.4%
BJ’s Restaurants*	10,902	$524
CROCS*	10,236	159
Dillard’s, Cl A	2,908	137
Express	20,315	461
Genesco*	4,108	242
Lithia Motors, Cl A	16,682	370
Saks*	10,784	103
Signet Jewelers (Bermuda)	5,291	234
Sonic Automotive, Cl A#	20,025	296
Strayer Education#	1,582	154
Sturm Ruger	6,705	216
Town Sports International Holdings*	21,875	159
True Religion Apparel*	5,787	204

		3,259

Consumer Staples — 2.5%
B&G Foods	9,835	218
Ruddick	4,711	188
TreeHouse Foods*	3,903	257

		663

Energy — 5.2%
Atlas Pipeline Partners LP	4,003	139
BP Prudhoe Bay Royalty Trust#	4,148	465
Oil States International*	1,130	85
Permian Basin Royalty Trust#	9,040	182
Sabine Royalty Trust	7,547	499

		1,370

Financials — 35.1%
Advance America Cash Advance Centers	64,166	547
Allied World Assurance Co Holdings (Bermuda)	8,711	518
American Equity Investment Life Holding	27,408	303
American Safety Insurance Holdings*	8,903	196
Arlington Asset Investment REIT	25,765	514
Ashford Hospitality Trust REIT	36,840	293
Banco Latinoamericano de Comercio Exterior SA, Cl E (Panama)	37,898	620
BRE Properties REIT	2,468	120
Cash America International	5,925	295
Citizens & Northern	22,703	386
City Holding	4,405	143
Community Bank System	16,976	449
Crawford, Cl B	63,592	401
Dime Community Bancshares	9,333	111
Extra Space Storage REIT	23,335	562
Grupo Financiero Galicia SA, ADR (Argentina)#	16,178	114
Hatteras Financial REIT	6,834	183
Horace Mann Educators	12,822	157
Lakeland Financial	4,203	103
LTC Properties REIT	8,514	245
Medallion Financial	22,738	267
Mission West Properties REIT	34,210	262
Montpelier Re Holdings (Bermuda)	9,344	159
National Health Investors REIT	5,178	219
National Retail Properties REIT	8,211	217
Portfolio Recovery Associates*	1,860	129
Prosperity Bancshares	7,002	280
Senior Housing Properties Trust REIT	16,879	370
Signature Bank*	7,110	415
TCF Financial	20,769	209

	Number of Shares	Value (000)
World Acceptance*	5,814	$399

		9,186

Healthcare — 6.3%
Ariad Pharmaceuticals*	8,735	105
Capital Senior Living*	25,523	190
Health Management Associates, Cl A*	34,657	285
HealthStream*	8,950	151
Invacare	4,624	95
Jazz Pharmaceuticals*	4,445	176
OraSure Technologies*	21,965	209
Questcor Pharmaceuticals*	6,814	306
US Physical Therapy	6,904	136

		1,653

Industrials — 13.1%
Alaska Air Group*	3,084	214
Astronics*	16,833	600
Astronics, Cl B*	2,625	94
AT Cross, Cl A*	27,533	302
Atlas Air Worldwide Holdings*	2,534	107
Belden	6,418	212
Coleman Cable*	12,317	109
Fly Leasing, ADR (Ireland)	11,249	128
Fushi Copperweld*#	49,854	384
Hexcel*	12,419	310
Intersections	14,827	153
Kennametal	3,586	137
Lennox International	3,151	104
Park-Ohio Holdings*	11,029	214
Polypore International*	3,451	169
Standex International	5,839	186

		3,423

Information Technology — 12.0%
ADTRAN	7,351	243
Anixter International*	1,659	102
Ariba*	5,540	168
Cardtronics*	24,172	657
Ceva*	13,992	403
Communications Systems	15,048	207
DST Systems	2,212	105
Jabil Circuit	7,671	156
KEMET*	16,464	136
Lattice Semiconductor*	57,504	396
Littelfuse	2,344	110
Microsemi*	5,768	103
Richardson Electronics	7,195	89
ShoreTel*	29,537	178
Spreadtrum Communications, ADR	3,442	85

		3,138

Materials — 5.1%
Buckeye Technologies	11,572	359
Coeur d’Alene Mines*	3,651	107
Innospec*	7,765	226
Rockwood Holdings*	6,829	304
Worthington Industries	6,897	121
WR Grace*	5,232	218

		1,335

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — 1.0%
Consolidated Communications Holdings	5,494	$102
IDT, Cl B	11,715	152

		254

Utilities — 7.2%
Amerigas Partners LP#	5,322	233
Cleco	5,303	192
El Paso Electric	9,880	341
Genie Energy*	11,715	85
Nicor	4,051	227
NorthWestern	11,624	405
Piedmont Natural Gas	8,358	276
York Water	6,251	112

		1,871

Total Common Stocks
(Cost $23,148)		26,152

AFFILIATED MONEY MARKET FUND — 0.4%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	103,338	103

Total Affiliated Money Market Fund
(Cost $103)		103

Total Investments Before Short Term Investments Purchased with
Collateral from Securities Loaned – 100.3%
(Cost $23,251)		26,255

SHORT TERM INVESTMENT PURCHASED WITH COLLAT- ERAL FROM SECURITIES LOANED — 6.5%
Affiliated Money Market Fund — 6.5%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	1,705,345	1,705

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $1,705)‡		1,705

TOTAL INVESTMENTS — 106.8%
(Cost $24,956)**		27,960

Other Assets & Liabilities – (6.8)%		(1,785)

TOTAL NET ASSETS — 100.0%		$26,175

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 24,925.

Gross unrealized appreciation (000)	$4,335
Gross unrealized depreciation (000)	(1,300)

Net unrealized appreciation (000)	$3,035

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 1,664 (000).
‡	See Note 8 in Notes to Financial Statements.

Please	see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

PNC Multi-Factor Small Cap Value Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$ 103	$–	$–	$ 103

Common Stocks	26,152	–	–	26,152

Short Term Investment Purchased With
Collateral From Securities Loaned	1,705	–	–	1,705

Total Assets – Investments in Securities	$27,960	$–	$–	$27,960

See Notes to Financial Statements.

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 98.8%
Consumer Discretionary — 10.6%
Abercrombie & Fitch, Cl A	830	$40
Amazon.com*	3,417	657
Apollo Group, Cl A*	1,135	55
AutoNation*	579	21
AutoZone*	251	82
Bed Bath & Beyond*	2,226	135
Best Buy	3,007	81
Big Lots*	701	28
Cablevision Systems, Cl A	2,255	34
CarMax*	2,083	60
Carnival (Panama)	4,184	139
CBS, Cl B	6,418	167
Chipotle Mexican Grill*	276	89
Coach	2,764	173
Comcast, Cl A	26,287	596
D.R. Horton	2,612	31
Darden Restaurants	1,292	62
DeVry	586	20
DIRECTV, Cl A*	6,834	323
Discovery Communications, Cl A*	2,693	113
Expedia	1,850	51
Family Dollar Stores	1,188	71
Ford Motor*	35,138	372
GameStop, Cl A*	1,457	34
Gannett	2,931	32
Gap	3,190	60
Genuine Parts	1,461	85
Goodyear Tire & Rubber*	2,345	33
H&R Block	2,917	46
Harley-Davidson	2,162	80
Harman International Industries	667	28
Hasbro	1,289	46
Home Depot	14,848	582
International Game Technology	2,459	42
Interpublic Group	4,664	44
JC Penney	1,342	43
Johnson Controls	6,196	195
Kohl’s	2,527	136
Leggett & Platt	1,336	30
Lennar, Cl A	1,541	28
Limited Brands	2,350	99
Lowe’s	11,668	280
Macy’s	3,947	128
Marriott International, Cl A	2,751	84
Marriott Vacations Worldwide*	275	4
Mattel	3,391	98
McDonald’s	9,787	935
McGraw-Hill	2,778	119
NetFlix*	613	40
New York Times, Cl A*	960	7
Newell Rubbermaid	2,695	41
News, Cl A	21,705	379
NIKE, Cl B	3,585	345
Nordstrom	1,575	71
Omnicom Group	2,644	114
O’Reilly Automotive*	1,298	100
priceline.com*	475	231
Pulte Group*	1,469	9
Ralph Lauren	594	84
Ross Stores	1,151	103
Scripps Networks Interactive, Cl A	903	36

	Number of Shares	Value (000)

Sears Holdings*#	415	$25
Stanley Black & Decker	1,746	114
Staples	6,627	95
Starbucks	7,071	307
Starwood Hotels & Resorts Worldwide	1,721	82
Target	6,643	350
Tiffany	1,244	83
Time Warner	9,977	347
Time Warner Cable	3,136	190
TJX	3,467	214
Urban Outfitters*	992	27
VF	794	110
Viacom, Cl B	5,475	245
Walt Disney	17,925	643
Washington Post, Cl B	71	25
Whirlpool	789	39
Wyndham Worldwide	1,395	49
Wynn Resorts	711	86
Yum! Brands	4,427	248

		11,530

Consumer Staples — 11.3%
Altria Group	19,991	574
Archer-Daniels-Midland	6,352	191
Avon Products	4,092	70
Brown-Forman, Cl B	931	74
Campbell Soup	1,769	58
Clorox	1,312	85
Coca-Cola	21,704	1,459
Coca-Cola Enterprises	3,028	79
Colgate-Palmolive	4,625	423
ConAgra Foods	4,113	104
Constellation Brands, Cl A*	1,666	32
Costco Wholesale	4,085	349
CVS Caremark	12,784	497
Dean Foods*	1,833	19
Dr Pepper Snapple Group	2,152	79
Estee Lauder, Cl A	1,078	127
Fortune Brands*	1,466	77
General Mills	6,150	246
H.J. Heinz	2,968	156
Hershey	1,544	89
Hormel Foods	1,294	39
J.M. Smucker	1,124	85
Kellogg	2,325	114
Kimberly-Clark	3,746	268
Kraft Foods, Cl A	16,676	603
Kroger	5,732	133
Lorillard	1,409	157
McCormick	1,233	60
Mead Johnson Nutrition	1,924	145
Molson Coors Brewing, Cl B	1,463	59
PepsiCo	14,974	958
Philip Morris International	17,031	1,298
Procter & Gamble	26,309	1,699
Reynolds American	3,152	132
Safeway	3,452	69
Sara Lee	5,865	111
SUPERVALU	1,982	15
Sysco	5,524	158
Tyson Foods, Cl A	2,791	56
Walgreen	8,520	287

See Notes to Financial Statements.

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — continued
Consumer Staples — continued
Wal-Mart Stores	16,515	$973
Whole Foods Market	1,377	94

		12,301

Energy — 12.4%
Alpha Natural Resources*	1,951	47
Anadarko Petroleum	4,673	380
Apache	3,633	361
Baker Hughes	4,120	225
Cabot Oil & Gas	973	86
Cameron International*	2,270	123
Chesapeake Energy	6,126	155
Chevron	18,836	1,937
ConocoPhillips	13,169	939
Consol Energy	2,112	88
Denbury Resources*	4,265	72
Devon Energy	4,055	266
Diamond Offshore Drilling	673	41
El Paso	7,163	179
EOG Resources	2,503	260
EQT	1,384	86
ExxonMobil	46,260	3,721
FMC Technologies*	2,234	117
Halliburton	8,511	313
Helmerich & Payne	1,184	68
Hess	2,824	170
Marathon Oil	6,916	193
Marathon Petroleum	3,484	116
Murphy Oil	1,807	101
Nabors Industries (Bermuda)*	2,573	46
National Oilwell Varco	3,922	281
Newfield Exploration*	1,269	58
Noble (Switzerland)	2,349	81
Noble Energy	1,687	166
Occidental Petroleum	7,733	765
Peabody Energy	2,525	99
Pioneer Natural Resources	1,020	96
QEP Resources	1,664	54
Range Resources	1,497	107
Rowan*	1,180	40
Schlumberger (Netherlands)	12,660	954
Southwestern Energy*	3,255	124
Spectra Energy	6,105	180
Sunoco	1,094	43
Tesoro*	1,315	31
Valero Energy	5,401	120
Williams	5,573	180

		13,469

Financials — 13.1%
ACE (Switzerland)	3,129	218
Aflac	4,522	196
Allstate	5,010	134
American Express	9,869	474
American International Group*	4,081	95
Ameriprise Financial	2,328	107
AON	3,046	140
Apartment Investment & Management, Cl A
REIT	1,081	24
Assurant	909	36
AvalonBay Communities REIT	842	105

	Number of Shares	Value (000)

Bank of America	94,963	$517
BB&T	6,289	146
Berkshire Hathaway, Cl B*	16,384	1,290
BlackRock†	909	156
BNY Mellon	11,469	223
Boston Properties REIT	1,338	128
Capital One Financial	4,276	191
CBRE Group*	2,719	46
Charles Schwab	9,798	117
Chubb	2,840	192
Cincinnati Financial	1,502	45
Citigroup	27,079	744
CME Group	627	156
Comerica	1,672	42
Discover Financial Services	5,324	127
E*Trade Financial*	3,084	28
Equity Residential REIT	2,785	154
Federated Investors, Cl B#	1,376	22
Fifth Third Bancorp	8,807	106
First Horizon National	2,106	16
Franklin Resources	1,390	140
Genworth Financial, Cl A*	4,691	31
Goldman Sachs Group	4,630	444
Hartford Financial Services Group	4,150	74
HCP REIT	3,791	147
Health Care REIT	1,646	83
Host Hotels & Resorts REIT	6,355	90
Hudson City Bancorp	5,725	32
Huntington Bancshares	9,092	48
IntercontinentalExchange*	690	84
Invesco	4,462	90
JPMorgan Chase	35,748	1,107
KeyCorp	9,723	71
Kimco Realty REIT	3,941	62
Legg Mason	1,164	31
Leucadia National	1,859	44
Lincoln National	2,986	60
Loews	2,713	104
M&T Bank	1,155	84
Marsh & McLennan	5,117	154
MetLife	10,113	318
Moody’s	1,846	64
Morgan Stanley	13,093	194
NASDAQ OMX Group*	1,139	30
Northern Trust	2,301	87
NYSE Euronext	2,487	71
People’s United Financial	3,496	44
Plum Creek Timber REIT	1,511	56
PNC Financial Services Group†	4,980	270
Principal Financial Group	2,873	69
Progressive	6,618	125
ProLogis REIT	4,064	113
Prudential Financial	4,389	222
Public Storage REIT	1,353	178
Regions Financial	12,444	51
Simon Property Group REIT	2,876	358
SLM	5,697	73
State Street	4,742	188
SunTrust Banks	5,010	91
T. Rowe Price Group	2,419	137
Torchmark	1,079	46
Travelers	3,972	223

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Financials — continued
U.S. Bancorp	17,948	$465
Unum Group	2,988	67
Ventas REIT	2,758	145
Vornado Realty Trust REIT	1,704	127
Wells Fargo	50,167	1,297
Weyerhaeuser	4,980	84
XL Group PLC (Bermuda)	3,043	63
Zions Bancorp	1,712	28

		14,239

Healthcare — 11.5%
Abbott Laboratories	14,670	800
Aetna	3,438	144
Agilent Technologies*	3,161	119
Allergan	2,858	239
AmerisourceBergen	2,551	95
Amgen	8,743	506
Baxter International	5,299	274
Becton Dickinson	2,091	154
Biogen Idec*	2,295	264
Boston Scientific*	14,071	83
Bristol-Myers Squibb	16,115	527
Cardinal Health	3,209	136
CareFusion*	2,084	52
Celgene*	4,317	272
Cerner*	1,307	80
CIGNA	2,640	117
Coventry Health Care*	1,416	45
Covidien PLC	4,816	219
CR Bard	795	69
DaVita*	936	71
DENTSPLY International	1,291	47
Edwards Lifesciences*	1,089	72
Eli Lilly	9,768	370
Express Scripts*	4,935	225
Forest Laboratories*	2,580	77
Gilead Sciences*	7,576	302
Hospira*	1,545	44
Humana	1,728	153
Intuitive Surgical*	363	158
Johnson & Johnson	25,923	1,678
Laboratory Corporation of America Holdings*	917	79
Life Technologies*	1,655	64
McKesson	2,360	192
Medco Health Solutions*	3,725	211
Medtronic	10,082	367
Merck	29,285	1,047
Mylan*	3,861	75
Patterson	873	26
PerkinElmer	1,585	30
Pfizer	74,029	1,486
Quest Diagnostics	1,484	87
St. Jude Medical	3,133	120
Stryker	3,189	156
Tenet Healthcare*	4,214	20
Thermo Fisher Scientific*	3,789	179
UnitedHealth Group	10,092	492
Varian Medical Systems*	1,085	67
Waters*	869	70
Watson Pharmaceuticals*	1,132	73
WellPoint	3,495	247

	Number of Shares	Value (000)

Zimmer Holdings*	1,824	$92

		12,572

Industrials — 10.5%
3M	6,732	546
Avery Dennison	993	26
Boeing	6,950	477
C.H. Robinson Worldwide	1,543	106
Caterpillar	6,126	600
Cintas	1,143	35
Cooper Industries PLC, Cl A	1,583	88
CSX	10,575	230
Cummins	1,799	173
Danaher	5,384	260
Deere	3,985	316
Dover	1,780	98
Dun & Bradstreet	466	33
Eaton	3,425	154
Emerson Electric	7,181	375
Equifax	1,150	43
Expeditors International of Washington	1,964	85
Fastenal	2,770	115
FedEx	3,022	251
Flowserve	524	54
Fluor	1,656	91
Fortune Brands Home & Security*	1,466	24
General Dynamics	3,344	221
General Electric	98,162	1,562
Goodrich	1,152	141
Honeywell International	7,341	398
Illinois Tool Works	4,886	222
Ingersoll-Rand PLC (Ireland)	2,972	98
Iron Mountain	1,827	55
Jacobs Engineering Group*	1,197	50
Joy Global	975	89
L-3 Communications Holdings	1,068	71
Lockheed Martin	2,714	212
Masco	2,573	25
Norfolk Southern	3,289	248
Northrop Grumman	2,726	156
PACCAR	3,421	139
Pall	1,086	59
Parker Hannifin	1,535	127
Pitney Bowes	1,886	35
Precision Castparts	1,364	225
Quanta Services*	2,042	42
Raytheon	3,399	155
Republic Services	2,828	78
Robert Half International	938	25
Rockwell Automation	1,309	98
Rockwell Collins	1,475	81
Roper Industries	881	75
RR Donnelley & Sons	1,961	29
Ryder System	461	24
Snap-On	538	28
Southwest Airlines	7,164	60
Stericycle*	806	65
Textron	2,590	50
Tyco International (Switzerland)	4,368	209
Union Pacific	4,655	481
United Parcel Service, Cl B	9,503	682
United Technologies	8,754	671

See Notes to Financial Statements.

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — continued
Industrials — continued
W.W. Grainger	532	$99
Waste Management	4,425	138
Xylem NY	1,778	42

		11,445

Information Technology — 19.1%
Accenture PLC, Cl A (Ireland)	6,180	358
Adobe Systems*	4,815	132
Advanced Micro Devices*	5,350	30
Akamai Technologies*	1,761	51
Altera	2,976	112
Amphenol, Cl A	1,642	74
Analog Devices	2,794	97
Apple*	8,682	3,318
Applied Materials	12,180	131
Autodesk*	2,158	74
Automatic Data Processing	4,605	235
BMC Software*	1,605	57
Broadcom, Cl A*	4,438	135
CA	3,504	74
Cisco Systems	51,096	952
Citrix Systems*	1,810	129
Cognizant Technology Solutions, Cl A*	2,809	189
Computer Sciences	1,695	41
Compuware*	2,035	17
Corning	14,635	194
Dell*	15,310	241
eBay*	10,646	315
Electronic Arts*	3,097	72
EMC*	19,391	446
F5 Networks*	810	92
Fidelity National Information Services	2,526	61
First Solar*	517	25
Fiserv*	1,373	79
FLIR Systems	1,487	40
Google, Cl A*	2,387	1,431
Harris	1,195	43
Hewlett-Packard	19,433	543
Intel	49,951	1,244
International Business Machines	11,346	2,133
Intuit*	2,818	150
Jabil Circuit	1,805	37
JDS Uniphase*	2,116	23
Juniper Networks*	5,184	118
KLA-Tencor	1,560	72
Lexmark International, Cl A	728	24
Linear Technology	2,122	65
LSI*	5,798	33
Mastercard, Cl A	977	366
MEMC Electronic Materials*	2,156	9
Microchip Technology#	1,792	63
Micron Technology*	9,705	58
Microsoft (A)	70,622	1,806
Molex	1,296	32
Monster Worldwide*	1,188	9
Motorola Mobility Holdings*	2,666	104
Motorola Solutions*	3,083	144
NetApp*	3,425	126
Novellus Systems*	653	23
NVIDIA*	5,602	88
Oracle	37,139	1,164

	Number of Shares	Value (000)

Paychex	2,984	$87
QUALCOMM	15,773	864
Red Hat*	1,794	90
SAIC*	2,697	32
Salesforce.com*	1,263	150
SanDisk*	2,247	111
Symantec*	7,040	115
TE Connectivity	4,133	131
Tellabs	3,520	14
Teradata*	1,578	86
Teradyne*	1,758	24
Texas Instruments	10,857	327
Total System Services	1,498	30
VeriSign*	1,964	66
Visa, Cl A	4,784	464
Western Digital*	2,332	68
Western Union	6,307	110
Xerox	13,052	106
Xilin	2,475	81
Yahoo!*	11,638	183

		20,818

Materials — 3.6%
Air Products & Chemicals	2,022	169
Airgas	720	55
AK Steel Holding	593	5
Alcoa	10,253	103
Allegheny Technologies	920	46
Ball	1,641	58
Bemis	842	25
CF Industries Holdings	678	95
Cliffs Natural Resources	1,349	91
Dow Chemical	11,131	308
E.I. DuPont de Nemours	8,803	420
Eastman Chemical	1,292	51
Ecolab	2,797	160
FMC	695	58
Freeport-McMoRan Copper & Gold	8,827	350
International Flavors & Fragrances	757	41
International Paper	4,338	123
MeadWestvaco	1,626	49
Monsanto	5,075	373
Mosaic	2,641	139
Newmont Mining	4,751	327
Nucor	3,046	120
Owens-Illinois*	1,522	30
PPG Industries	1,524	134
Praxair	2,867	292
Sealed Air	1,461	26
Sherwin-Williams	904	79
Sigma-Aldrich	1,048	68
Titanium Metals	415	6
United States Steel#	1,263	35
Vulcan Materials	1,104	36

		3,872

Telecommunication Services — 3.0%
American Tower, Cl A	3,788	224
AT&T	56,054	1,625
CenturyLink	5,894	221
Frontier Communications	9,283	53
MetroPCS Communications*	2,528	21

See Notes to Financial Statements.

	Number of Shares	Value (000)
COMMON STOCKS — continued
Telecommunication Services — continued
Sprint Nextel*	27,871	$75
Verizon Communications	26,648	1,005
Windstream	4,772	56

		3,280

Utilities — 3.7%
AES*	5,940	72
Ameren	2,389	81
American Electric Power	4,463	177
CenterPoint Energy	3,965	79
CMS Energy	2,499	52
Consolidated Edison	2,695	160
Constellation Energy Group	1,871	75
Dominion Resources	5,621	290
DTE Energy	1,606	85
Duke Energy	12,809	267
Edison International	3,042	120
Entergy	1,698	119
Exelon	6,352	281
FirstEnergy	4,002	178
Integrys Energy Group	726	37
NextEra Energy	3,971	220
Nicor	424	24
NiSource	2,849	65
Northeast Utilities	1,777	62
NRG Energy*	2,373	47
Oneok	1,077	90
Pepco Holdings	2,095	41
PG&E	3,804	148
Pinnacle West Capital	1,106	52
PPL	5,330	160
Progress Energy	2,671	145
Public Service Enterprise Group	4,846	160
SCANA	1,051	46
Sempra Energy	2,158	115
Southern	8,078	355
TECO Energy	2,192	41
Wisconsin Energy	2,323	77
Xcel Energy	4,276	112

		4,033

Total Common Stocks
(Cost $75,519)		107,559

RIGHTS — 0.0%
Sanofi*	2,454	3

Total Rights
(Cost $6)		3

	Number of Shares	Value (000)
WARRANTS — 0.0%
American International Group*	580	$3

Total Warrants
(Cost $10)		3

AFFILIATED MONEY MARKET FUND — 1.0%
PNC Advantage Institutional Money Market
Fund, Institutional Class† (A)	1,070,611	1,071

Total Affiliated Money Market Fund
(Cost $1,071)		1,071

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 0.1%
PNC Advantage Institutional Money Market Fund, Institutional Class†	130,125	130

Total Short Term Investment Purchased with Collateral From Securities Loaned
(Cost $130)‡		130

TOTAL INVESTMENTS — 99.9%
(Cost $76,736)**		108,766

Other Assets & Liabilities – 0.1%		$132

TOTAL NET ASSETS — 100.0%		$108,898

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 83,888.

Gross unrealized appreciation (000)	$27,455
Gross unrealized depreciation (000)	(2,577)
Net unrealized appreciation (000)	$24,878

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 127 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

Please	see Investment Abbreviations and Definitions on Page 61.

Futures Contracts:

		Notional
	Number	Cost		Unrealized
	of	Amount	Expiration	Appreciation
Description	Contracts	(000)	Date	(000)
S&P 500®Mini Composite Index	19	$1,141	12/16/11	$43

Cash in the amount of $76,000 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,255,118 have been segregated by the Fund.

See Notes to Financial Statements.

PNC S&P 500 Index Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Value at November 30, 2011
	(000)	(000)	(000)	(000)
Affiliated Money Market Fund	$ 1,071	$–	$–	$ 1,071

Common Stocks	107,559	–	–	107,559

Rights	3	–	–	3

Warrants	3	–	–	3

Short Term Investment Purchased With Collateral From Securities Loaned	130	–	–	130

Total Assets – Investments in Securities	$108,766	$–	$–	$108,766

Other Financial Instruments

Futures Contract	$ 43	–	–	$ 43

Total Assets - Other Financial Instruments	$ 43	$–	$–	$ 43

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

$000,0000
Common Stock

Balance, 05/31/11	$ –

Accrued discounts/premiums	–

Realized gain (loss)(1)	1

Change in unrealized appreciation (depreciation)(2)	1

Purchases	–

Sales	(2)

Transfers in and/or out of Level 3	–

Balance, 11/30/11	$ –

(1)Realized gain (loss) from the sale of Level 3 securities can be found on the Statement of Operations in the Net realized gain (loss) on investments sold.

(2)Change in unrealized appreciation (depreciation) from the sale of Level 3 securities can be found on the Statement of Operations in the Net change in unrealized appreciation/depreciation on investments.

See Notes to Financial Statements.

PNC Small Cap Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
COMMON STOCKS — 97.0%
Consumer Discretionary — 15.9%
Aaron’s	128,060	$3,366
American Axle & Manufacturing Holdings*	421,790	3,699
Buckle#	39,710	1,587
Coinstar*#	57,700	2,463
Dorman Products*	59,870	2,316
Gildan Activewear (Canada)	46,200	1,103
Madison Square Garden*	87,920	2,560
Penn National Gaming*	61,500	2,282
Tractor Supply	42,330	3,058
WMS Industries*	86,592	1,816
Wolverine World Wide	42,900	1,581

		25,831

Consumer Staples — 4.7%
Boston Beer, Cl A*#	20,510	2,049
Corn Products International	45,310	2,356
TreeHouse Foods*	49,880	3,288

		7,693

Energy — 10.0%
Atwood Oceanics*	56,890	2,332
Contango Oil & Gas*	59,500	3,749
Oil States International*	35,740	2,689
Swift Energy*	86,150	2,532
World Fuel Services	116,250	4,984

		16,286

Financials — 21.7%
AmTrust Financial Services	193,700	5,135
Bank of the Ozarks	203,360	5,765
CVB Financial	173,190	1,703
FirstService (Canada)*	77,480	2,004
Home Bancshares	95,660	2,378
Portfolio Recovery Associates*	58,490	4,057
Prosperity Bancshares	56,150	2,245
RLI	44,530	3,156
Virtus Investment Partners*	76,330	5,793
World Acceptance*	42,520	2,918

		35,154

Healthcare — 7.3%
Bio-Reference Labs*	122,856	1,524
Catalyst Health Solutions*	51,030	2,655
MWI Veterinary Supply*	43,950	3,037
Neogen*	51,120	1,801
PAREXEL International*	139,760	2,802

		11,819

Industrials — 20.2%
Actuant	105,030	2,407
BE Aerospace*	113,640	4,426
Colfax*#	156,580	4,589
EnerSys*	139,970	3,366
Esterline Technologies*	54,490	2,936
Genesee & Wyoming, Cl A*	40,810	2,492
HEICO#	55,450	3,291
ICF International*	108,070	2,803
Regal-Beloit	46,970	2,474
Triumph Group	66,050	3,929

		32,713

	Number of Shares	Value (000)

Information Technology — 15.5%
Finisar*	99,070	$1,827
Liquidity Services*	88,400	3,011
Littelfuse	52,430	2,450
Open Text (Canada)*#	54,820	3,126
OSI Systems*	111,280	5,320
Rofin-Sinar Technologies*	100,720	2,423
Tyler Technologies*	109,910	3,523
Wright Express*	65,010	3,412

		25,092

Materials — 1.7%
Balchem	68,065	2,825

Total Common Stocks (Cost $126,947)		157,413

AFFILIATED MONEY MARKET FUND —3.2%
PNC Advantage Institutional Money Market Fund, Institutional Class† (A)	5,232,982	5,233

Total Affiliated Money Market Fund (Cost $5,233)		5,233

Total Investments Before Short Term Investments Purchased with Collateral from Securities Loaned – 100.2% (Cost $132,180)		162,646

SHORT TERM INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LOANED — 7.7%
PNC Advantage Institutional Money Market Fund, Institutional Class†	12,444,370	12,444

Total Short Term Investment Purchased with Collateral From Securities Loaned (Cost $12,444)‡		12,444

TOTAL INVESTMENTS — 107.9%
(Cost $144,624)**		175,090

Other Assets & Liabilities – (7.9)%		(12,804)

TOTAL NET ASSETS — 100.0%		$162,286

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 144,897.

Gross unrealized appreciation (000)	$35,558
Gross unrealized depreciation (000)	(5,365)

Net unrealized appreciation (000)	$30,193

†	See Note 3 in Notes to Financial Statements.
#	Security fully or partially on loan. Total Value of Securities on Loan is $ 12,157 (000).
‡	See Note 8 in Notes to Financial Statements.
(A)	All or a portion of the security was held as collateral for open futures contracts.

Please see Investment Abbreviations and Definitions on Page 61.

See Notes to Financial Statements.

PNC Small Cap Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Futures Contracts:

Description	Number of Contracts	Notional Cost Amount (000)	Expiration Date	Unrealized Appreciation/ Depreciation (000)

Russell Mini	21	$1,350	12/16/11	$197

Cash in the amount of $143,850 is held by the broker as collateral to cover initial margin requirements for the above open futures contracts (Long Positions).

Assets in the amount of $1,484,632 have been segregated by the Fund.

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$5,233	$–	$–	$5,233
Common Stocks	157,413	–	–	157,413
Short Term Investment Purchased With Collateral From Securities Loaned	12,444	–	–	12,444

Total Assets – Investments in Securities	$175,090	$–	$–	$175,090

Other Financial Instruments

Futures Contract	197	–	–	$197

Total Assets - Other Financial Instruments	$197	$–	$–	$197

See Notes to Financial Statements.

PNC Equity Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

November 30, 2011 (Unaudited)

ADR — American Depository Receipt

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depository Receipt

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PCL — Public Company Limited

PLC — Public Limited Company

RB — Revenue Bond

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

November 30 , 2011 (Unaudited)

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$55,852	$291,525	$17,048	$75,867
Investments in affiliates at value	1,441	18,485	8	673
Short term investments in affiliates held as collateral for loaned securities at value	389	16,017	–	–

Total Investments at value(1)(3)	57,682	326,027	17,056	76,540

Initial margin held by broker for open futures contracts	23	602	–	40
Receivable for investments sold	38	–	–	–
Receivable for shares of beneficial interest issued	27	79	2	1
Future variation margin receivable	10	255	–	25
Dividends and interest receivable	239	897	63	182
Foreign currency, at value(2)	6	320	–	–
Prepaid expenses	14	36	10	10

Total Assets	58,039	328,216	17,131	76,798

LIABILITIES
Payable for collateral for loaned securities	389	16,017	–	–
Payable for shares of beneficial interest redeemed	21	78	4	52
Payable for investment securities purchased	144	22	–	–
Investment advisory fees payable	26	251	6	40
12b-1 fees payable
Class A	1	1	–	2
Shareholder servicing fees payable
Class A	2	2	1	3
Administration fees payable	3	17	2	4
Custodian fees payable	8	59	2	3
Transfer agent fees payable	16	30	7	33
Trustee fees payable	–	2	–	1
Foreign tax payable	–	6	–	–
Other liabilities	38	94	9	26

Total Liabilities	648	16,579	31	164

TOTAL NET ASSETS	$57,391	$311,637	$17,100	$76,634

(1) Investments in non-affiliates at cost	$55,491	$333,432	$15,082	$63,930
Investments in affiliates at cost	1,441	18,485	8	673
Short term investments in affiliates held as collateral for loaned securities at cost	389	16,017	–	–

Total Investments at cost	$57,321	$367,934	$15,090	$64,603

(2) Foreign currency, at cost	$6	$322	$–	$–

(3) Includes securities on loan with a value of	$381	$15,320	$–	$–

See Notes to Financial Statements.

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund	Large Cap Growth Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$68,408	$413,721	$53,431	$127,297
Undistributed Net Investment Income	168	3,482	55	335
Accumulated Net Realized Loss on Investments and Futures	(11,572)	(64,494)	(38,352)	(62,928)
Net Unrealized Appreciation of Foreign Currency and Translation of Other Assets and Liabilities in Foreign Currency	–	21	–	–
Net Unrealized Appreciation (Depreciation) on Investments and Futures	387	(41,093)	1,966	11,930

Total Net Assets	$57,391	$311,637	$17,100	$76,634

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$45,620,472	$302,548,581	$13,990,282	$63,757,277

Class I shares outstanding	4,500,773	22,449,921	1,352,127	3,904,967

Net Asset Value, Offering and Redemption Price Per Share	$10.14	$13.48	$10.35	$16.33

Net assets applicable to Class A	$10,973,764	$8,769,653	$2,964,472	$12,649,091

Class A shares outstanding	1,079,349	656,789	292,372	791,843

Net Asset Value and Redemption Price Per Share	$10.17	$13.35	$10.14	$15.97

Maximum Offering Price Per Share(3)	$10.68	$14.13	$10.73	$16.90

Maximum Sales Charge Per Share	4.75%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$796,427	$319,251	$144,987	$227,822

Class C shares outstanding	79,060	24,898	15,350	15,549

Net Asset Value and Offering Price Per Share	$10.07	$12.82	$9.45	$14.65

(3)     Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

November 30 , 2011 (Unaudited)

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
ASSETS
Investments in non-affiliates at value	$139,291	$63,754	$15,039	$28,101
Investments in affiliates at value	3,679	1,269	47	19
Short term investments in affiliates held as collateral for loaned securities at value	–	–	555	1,134

Total Investments at value(1)(2)	142,970	65,023	15,641	29,254

Receivable for investments sold	444	–	–	–
Receivable for shares of beneficial interest issued	88	17	–	3
Dividends and interest receivable	417	125	8	47
Prepaid expenses	13	14	11	12

Total Assets	143,932	65,179	15,660	29,316

LIABILITIES
Payable for collateral for loaned securities	–	–	555	1,134
Payable for shares of beneficial interest redeemed	104	64	–	4
Payable for investment securities purchased	378	–	–	–
Investment advisory fees payable	87	40	7	3
12b-1 fees payable
Class A	3	2	–	2
Class C	–	1	–	–
Shareholder servicing fees payable
Class A	5	3	–	4
Administration fees payable	7	4	2	2
Custody fees payable	3	2	2	2
Transfer agent fees payable	40	28	1	40
Trustees’ fees payable	1	1	–	–
Foreign tax payable	–	–	–	15
Other liabilities	46	26	9	13

Total Liabilities	674	171	576	1,219

TOTAL NET ASSETS	$143,258	$65,008	$15,084	$28,097

(1) Investments in non-affiliates at cost	$144,931	$69,930	$13,348	$24,284
Investments in affiliates at cost	3,679	1,269	47	19
Short term investments in affiliates held as collateral for loaned securities at cost	–	–	555	1,134

Total Investments at cost	$148,610	$71,199	$13,950	$25,437

(2) Includes securities on loan with a value of	$–	$–	$543	$1,109

See Notes to Financial Statements.

	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$267,570	$136,538	$22,586	$35,035
Undistributed (Distributions in Excess of) Net Investment Income	453	347	22	(11)
Accumulated Net Realized Loss on Investments and Futures	(119,125)	(65,701)	(9,215)	(10,744)
Net Unrealized Appreciation/Depreciation on Investments and Futures	(5,640)	(6,176)	1,691	3,817

Total Net Assets	$143,258	$65,008	$15,084	$28,097

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$119,532,783	$49,405,336	$14,861,975	$9,851,755

Class I shares outstanding	9,092,611	4,187,490	1,400,338	850,365

Net Asset Value, Offering and Redemption Price Per Share	$13.15	$11.80	$10.61	$11.59

Net assets applicable to Class A	$23,593,606	$13,829,041	$222,224	$18,122,783

Class A shares outstanding	1,799,968	1,184,747	21,009	1,583,779

Net Asset Value and Redemption Price Per Share	$13.11	$11.67	$10.58	$11.44

Maximum Offering Price Per Share(3)	$13.87	$12.35	$11.20	$12.11

Maximum Sales Charge Per Share	5.50%	5.50%	5.50%	5.50%

Net assets applicable to Class C	$132,019	$1,773,325	NA	$122,093

Class C shares outstanding	10,232	157,147	NA	10,624

Net Asset Value and Offering Price Per Share	$12.90	$11.28	NA	$11.49

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Equity Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

November 30 , 2011 (Unaudited)

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund
ASSETS
Investments in non-affiliates at value	$26,152	$107,565	$157,413
Investments in affiliates at value	103	1,071	5,233
Short term investments in affiliates held as collateral for loaned securities at value	1,705	130	12,444

Total Investments at value(1)(2)	27,960	108,766	175,090

Initial margin held by broker for open futures contracts	–	76	144
Receivable for shares of beneficial interest issued	4	65	47
Future variation margin receivable	–	47	85
Dividends and interest receivable	16	298	297
Prepaid expenses	12	14	14

Total Assets	27,992	109,266	175,677

LIABILITIES
Payable for collateral for loaned securities	1,705	130	12,444
Payable for shares of beneficial interest redeemed	51	123	76
Payable for investment securities purchased	–	39	671
Investment advisory fees payable	12	11	129
12b-1 fees payable
Class A	1	2	–
Class C	1	1	–
Shareholder servicing fees payable
Class A	3	4	–
Administration fees payable	2	6	8
Custody fees payable	2	12	7
Transfer agent fees payable	26	12	19
Trustee fees payable	–	1	1
Other liabilities	14	27	36

Total Liabilities	1,817	368	13,391

TOTAL NET ASSETS	$26,175	$108,898	$162,286

(1) Investments in non-affiliates at cost	$23,148	$75,535	$126,947
Investments in affiliates at cost	103	1,071	5,233
Short term investments in affiliates held as collateral for loaned securities at cost	1,705	130	12,444

Total Investments at cost	$24,956	$76,736	$144,624

(2) Includes securities on loan with a value of	$1,664	$127	$12,157

See Notes to Financial Statements.

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$85,150	$87,394	$148,293
Undistributed (Distributions in Excess of) Net Investment Income	187	377	(253)
Accumulated Net Realized Loss on Investments and Futures	(62,166)	(10,946)	(16,417)
Net Unrealized Appreciation on Investments and Futures	3,004	32,073	30,663

Total Net Assets	$26,175	$108,898	$162,286

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$10,242,729	$87,703,861	$159,665,117

Class I shares outstanding	802,894	8,822,452	13,132,908

Net Asset Value, Offering and Redemption Price Per Share	$12.76	$9.94	$12.16

Net assets applicable to Class A	$14,776,869	$19,577,555	$2,047,675

Class A shares outstanding	1,254,991	1,977,730	171,483

Net Asset Value and Redemption Price Per Share	$11.77	$9.90	$11.94

Maximum Offering Price Per Share(3)	$12.46	$10.15	$12.63

Maximum Sales Charge Per Share	5.50%	2.50%	5.50%

Net assets applicable to Class C	$1,155,366	$1,617,025	$572,755

Class C shares outstanding	109,520	164,384	50,691

Net Asset Value and Offering Price Per Share	$10.55	$9.84	$11.30

(3)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

PNC Equity Funds

STATEMENTS OF OPERATIONS (000)

For the Six Months Ended November 30, 2011 (Unaudited)

	Balanced Allocation Fund	International Equity Fund	Large Cap Core Equity Fund
Investment Income:
Dividends from unaffiliated holdings	$563	$2,229	$184
Interest	475	2	–
Income from affiliated funds(1)	–	2	–
Security lending income from non-affiliated investments	2	66	–
Less: foreign taxes withheld	(2)	(133)	–

Total Investment Income	1,038	2,166	184

Expenses:
Investment advisory fees	285	1,654	64
Administration fees	22	107	6
12b-1 fees:
Class A	2	3	1
Class C	3	1	1
Shareholder servicing fees:
Class A	15	12	4
Class C	1	1	–
Transfer agent fees	30	56	12
Custodian fees	12	97	3
Professional fees	9	26	2
Pricing service fees	26	23	1
Printing and shareholder reports	8	38	2
Registration and filing fees	17	33	16
Trustees’ fees	2	9	–
Miscellaneous	11	23	3

Total Expenses	443	2,083	115

Less:
Waiver of investment advisory fees(1)	(42)	–	(30)
12b-1 fee reversal:(1)
Class A	(10)	(11)	(3)

Net Expenses	391	2,072	82

Net Investment Income (Loss)	647	92	102

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	771	(3,446)	317
Net realized loss on futures	(72)	(2,049)	–
Net realized loss on foreign currency transactions	(30)	(322)	–
Net change in unrealized appreciation/depreciation on investments	(6,456)	(59,489)	(1,344)
Net change in unrealized appreciation/depreciation on futures	13	433	–
Net change in unrealized appreciation/depreciation on foreign currency translation	–	(216)	–

Net Loss on Investments	(5,774)	(65,089)	(1,027)

Net Increase from Payment by Affiliate(2)	2	59	–

Net Decrease in Net Assets Resulting from Operations	$(5,125)	$(64,938)	$(925)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Growth Fund	Large Cap Value Fund	Mid Cap Value Fund	Multi-Factor Small Cap Core Fund	Multi-Factor Small Cap Growth Fund
$ 666	$ 1,930	$ 732	$ 90	$ 152
–	–	–	–	–
–	–	–	–	–
–	–	–	1	6
–	–	–	–	(16)

666	1,930	732	91	142

305	565	306	72	144
23	41	23	4	9

3	6	6	–	3
1	1	7	–	–

17	31	30	–	23
–	–	3	–	–
62	74	48	2	71
5	4	2	2	2
8	11	7	2	5
1	1	1	3	2
10	18	11	2	4
17	20	19	15	15
2	4	1	–	1
18	21	13	1	13

472	797	477	103	292

(50)	–	–	(35)	(129)

(14)	(27)	(41)	–	(10)

408	770	436	68	153

258	1,160	296	23	(11)

2,479	(3,671)	(3,013)	581	1,515
(186)	–	–	–	–
–	–	–	–	–
(7,630)	(10,005)	(10,360)	(1,888)	(4,484)
(10)	–	–	–	–

–	–	–	–	–

(5,347)	(13,676)	(13,373)	(1,307)	(2,969)

–	–	–	–	–

$(5,089)	$(12,516)	$(13,077)	$(1,284)	$(2,980)

See Notes to Financial Statements.

PNC Equity Funds

STATEMENTS OF OPERATIONS (000)

For the Six Months Ended November 30, 2011 (Unaudited)

	Multi-Factor Small Cap Value Fund	S&P 500 Index Fund	Small Cap Fund
Investment Income:
Dividends from unaffiliated holdings	$394	$1,193	$655
Dividends from affiliated holdings(1)	–	6	–
Income from affiliated funds(1)	–	–	1
Security lending income from non-affiliated investments	4	1	81
Less: foreign taxes withheld	–	–	(2)

Total Investment Income	398	1,200	735

Expenses:
Investment advisory fees	158	67	799
Administration fees	10	30	43
12b-1 fees:
Class A	3	1	–
Class C	5	6	2
Shareholder servicing fees:
Class A	20	25	3
Class C	2	2	2
Transfer agent fees	47	22	51
Custodian fees	2	19	9
Professional fees	3	9	12
Pricing service fees	2	11	1
Printing and shareholder reports	3	12	19
Registration and filing fees	17	19	21
Trustees’ fees	1	3	4
Miscellaneous	12	12	20

Total Expenses	285	238	986

Less:
Waiver of investment advisory fees(1)	(59)	–	–
12b-1 fee reversal:(1)
Class A	(16)	–	(2)

Net Expenses	210	238	984

Net Investment Income (Loss)	188	962	(249)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on unaffiliated investments sold	1,901	518	(7,791)
Net realized loss on affiliated investments sold(1)	–	(1)	–
Net realized loss on futures	–	(84)	(217)
Net change in unrealized depreciation on investments	(5,499)	(9,082)	(2,023)
Net change in unrealized appreciation/depreciation on futures	–	35	84

Net Loss on Investments	(3,598)	(8,614)	(9,947)

Net Increase from Payment by Affiliate(2)	–	1	102

Net Decrease in Net Assets Resulting from Operations	$(3,410)	$(7,651)	$(10,094)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

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PNC Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000) (Unaudited)

	Balanced Allocation Fund		International Equity Fund
	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011

Investment Activities:
Net investment income	$647	$1,305	$92	$3,957
Net realized gain (loss) on investments sold, futures and foreign currency transactions	669	5,771	(5,817)	47,385
Net change in unrealized appreciation/depreciation on investments, futures and foreign currency translation	(6,443)	9,729	(59,272)	53,460
Net increase from payment by affiliate(1)	2	–	59	–

Net increase (decrease) in net assets resulting from operations	(5,125)	16,805	(64,938)	104,802

Dividends to Shareholders
Dividends from net investment income:
Class I	(605)	(1,160)	–	(2,935)
Class A	(94)	(149)	–	(66)
Class C	(3)	(4)	–	–

Total dividends	(702)	(1,313)	–	(3,001)

Share Transactions:
Proceeds from shares issued:
Class I	3,780	10,347	21,008	32,071
Class A	92	285	44	171
Class C	9	64	12	84
Reinvestment of dividends and distributions:
Class I	584	1,113	–	1,356
Class A	89	142	–	60
Class C	3	4	–	–

Total proceeds from shares issued and reinvested	4,557	11,955	21,064	33,742

Value of shares redeemed:
Class I	(34,291)	(25,799)	(20,014)	(78,868)
Class A	(1,277)	(3,379)	(820)	(2,579)
Class C	(60)	(607)	(67)	(114)

Total value of shares redeemed	(35,628)	(29,785)	(20,901)	(81,561)

Increase (decrease) in net assets from share transactions	(31,071)	(17,830)	163	(47,819)

Total increase (decrease) in net assets	(36,898)	(2,338)	(64,775)	53,982

Net Assets:
Beginning of period	94,289	96,627	376,412	322,430

End of period*	$57,391	$94,289	$311,637	$376,412

*Including undistributed net investment income	$168	$223	$3,482	$3,390

(1)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

Large Cap Core Equity Fund		Large Cap Growth Fund		Large Cap Value Fund		Mid Cap Value Fund
For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011

$102	$190	$258	$396	$1,160	$2,766	$296	$482
317	2,337	2,293	13,882	(3,671)	13,960	(3,013)	14,188
(1,344)	2,427	(7,640)	11,828	(10,005)	29,593	(10,360)	11,570
–	–	–	–	–	–	–	–

(925)	4,954	(5,089)	26,106	(12,516)	46,319	(13,077)	26,240

(66)	(153)	–	(583)	(938)	(2,714)	–	(919)
(11)	(24)	–	(60)	(145)	(325)	–	(367)
–	–	–	–	–	(1)	–	–

(77)	(177)	–	(643)	(1,083)	(3,040)	–	(1,286)

1,114	4,022	1,150	1,732	4,492	11,931	2,422	9,370
17	117	44	168	70	350	779	5,351
19	6	2	29	1	3	18	86
48	116	–	305	502	1,640	–	564
10	24	–	56	132	297	–	340
–	–	–	–	–	1	–	–

1,208	4,285	1,196	2,290	5,197	14,222	3,219	15,711

(813)	(7,519)	(13,330)	(40,008)	(26,012)	(109,293)	(17,604)	(27,265)
(325)	(931)	(1,854)	(3,539)	(3,108)	(6,510)	(19,257)	(25,816)
(43)	(17)	(45)	(50)	(10)	(107)	(392)	(2,105)

(1,181)	(8,467)	(15,229)	(43,597)	(29,130)	(115,910)	(37,253)	(55,186)

27	(4,182)	(14,033)	(41,307)	(23,933)	(101,688)	(34,034)	(39,475)

(975)	595	(19,122)	(15,844)	(37,532)	(58,409)	(47,111)	(14,521)

18,075	17,480	95,756	111,600	180,790	239,199	112,119	126,640

$17,100	$18,075	$76,634	$95,756	$143,258	$180,790	$65,008	$112,119

$55	$30	$335	$77	$453	$376	$347	$51

See Notes to Financial Statements.

PNC Equity Funds

STATEMENTS OF CHANGES IN NET ASSETS (000) (Unaudited)

	Multi-Factor Small Cap Core Fund		Multi-Factor Small Cap Growth Fund
	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011

Investment Activities:
Net investment income (loss)	$ 23	$ 68	$ (11)	$ (108)
Net realized gain (loss) on investments sold and futures	581	4,745	1,515	5,324
Net change in unrealized appreciation/depreciation on investments and futures	(1,888)	525	(4,484)	4,850
Net increase from payment by affiliate(1)	–	–	–	–

Net increase (decrease) in net assets resulting from operations	(1,284)	5,338	(2,980)	10,066

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	–	(229)	–	(22)
Class A	–	(3)	–	(1)
Class C	–	–	–	–
Distributions from net realized capital gains:
Class I	–	–	–	(23)
Class A	–	–	–	(47)

Total dividends and distributions	–	(232)	–	(93)

Share Transactions:
Proceeds from shares issued:
Class I	838	26	68	565
Class A	–	7	42	114
Class C	–	–	–	–
Reinvestment of dividends and distributions:
Class I	–	229	–	31
Class A	–	3	–	46
Class C	–	–	–	–

Total proceeds from shares issued and reinvested	838	265	110	756

Value of shares redeemed:
Class I	(1)	(8,201)	(310)	(2,824)
Class A	(9)	(101)	(1,528)	(2,681)
Class C	–	–	(1)	(36)

Total value of shares redeemed	(10)	(8,302)	(1,839)	(5,541)

Increase (decrease) in net assets from share transactions	828	(8,037)	(1,729)	(4,785)

Total increase (decrease) in net assets	(456)	(2,931)	(4,709)	5,188

Net Assets:
Beginning of period	15,540	18,471	32,806	27,618

End of period*	$15,084	$15,540	$28,097	$32,806

*Including undistributed (distributions in excess of) net investment income	$ 22	$ (1)	$ (11)	$ –

(1)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

Multi-Factor Small Cap Value Fund		S&P 500 Index Fund		Small Cap Fund
For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011

$188	$293	$962	$1,906	$(249)	$(303)
1,901	5,237	433	4,659	(8,008)	31,756
(5,499)	4,267	(9,047)	20,069	(1,939)	18,338
–	–	1	–	102	–

(3,410)	9,797	(7,651)	26,634	(10,094)	49,791

–	(301)	(752)	(1,580)	–	–
–	(239)	(150)	(296)	–	–
–	(3)	(6)	(12)	–	–
–	–	–	–	–	–
–	–	–	–	–	–

–	(543)	(908)	(1,888)	–	–

509	2,688	5,380	21,040	4,695	13,268
329	2,220	1,126	3,121	57	352
3	53	15	120	3	67
–	74	670	1,400	–	–
–	230	144	284	–	–
–	2	6	12	–	–

841	5,267	7,341	25,977	4,755	13,687

(7,662)	(7,494)	(6,540)	(35,478)	(12,829)	(67,460)
(2,601)	(7,132)	(2,938)	(4,162)	(417)	(632)
(171)	(570)	(107)	(207)	(33)	(231)

(10,434)	(15,196)	(9,585)	(39,847)	(13,279)	(68,323)

(9,593)	(9,929)	(2,244)	(13,870)	(8,524)	(54,636)

(13,003)	(675)	(10,803)	10,876	(18,618)	(4,845)

39,178	39,853	119,701	108,825	180,904	185,749

$26,175	$39,178	$108,898	$119,701	$162,286	$180,904

$187	$(1)	$377	$323	$(253)	$(4)

See Notes to Financial Statements.

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. As of November 30, 2011, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Equity Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 1, 2010, the Trust Plan of Reorganization (“Reorganization”) of Allegiant Funds (“Acquiring Funds”) and PNC Funds, Inc. (“Acquired Funds”) was completed, including a change in the name of the Trust to PNC Funds.

Effective July 1, 2011, the name of the PNC Small Cap Core Fund was changed to PNC Small Cap Fund.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income Funds, Tax Exempt Bond Funds and Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Equity Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at their bid prices for fixed income securities and at the mean between the most recent bid and asked prices for equity securities. The Funds, under supervision of the Board of Trustees of the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of fixed income securities. However, certain fixed income prices furnished by pricing services may be based on methods, which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those Funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

—

Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing net asset value.

Futures contracts which are valued at their daily closing price.

—	Level 2 — other significant observable inputs, including but not limited to:

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs.

Equity Securities and Investment Trusts – certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading pattern correlation in relation to the intraday trading in the U.S. markets for investments such as the movement of certain indexes, American Depositary Receipts, futures or exchange-traded funds; or, certain money market investment trusts falling outside of the 1940 Act that are priced at amortized cost.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs (“standard inputs”) such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; repurchase agreements; or, the use of multiple broker quoted prices or indications of value.

—

Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair valuation of investments.

Equity Securities – The significant use of unobservable inputs or inputs rendered stale due to infrequency.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements. The Funds did not have any significant transfers between Level 1 and Level 2 during the six months ended November 30, 2011. The Funds did not have any transfers between Level 2 and Level 3 during the six months ended November 30, 2011.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of November 30, 2011 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the respective Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income of the Balanced Allocation, Large Cap Core Equity, Large Cap Value and S&P 500 Index Funds, if any, are declared and paid quarterly. Dividends from net investment income of the International Equity, Large Cap Growth, Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Funds, if any, are declared and paid annually. Any net realized capital gains will be distributed at least annually by each of the Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the Balanced Allocation and International Equity Funds are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Balanced Allocation and International Equity Funds do not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

When-Issued and Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Certain Funds may purchase or sell securities on a when-issued basis. These transactions (principally, TBA’s or To Be Announced) are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Derivative Financial Instruments

Futures Contracts

Certain Funds may enter into futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates and currency values. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract and is included in the respective Fund’s Statement of Assets and Liabilities. The daily change in the contract is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The unrealized gain or loss on open futures contracts at November 30, 2011 is included in the respective Fund’s Schedule of Investments. The change in the unrealized gain or loss on open futures contracts and the gain or loss recognized upon the close of futures contracts for the six months ended November 30, 2011 are included in the respective Fund’s Statement of Operations.

There are several risks in connection with the use of futures contracts including the risk of loss in excess of the amount recognized in a Fund’s Schedule of Investments to the extent of total notional value. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the investments held by the Fund. The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Certain Funds, particularly the International Equity and Balanced Allocation Funds, may also use futures to gain cost efficient diversified exposure to a specific country or region. Equity Index futures are primarily used by the Equity Funds to maintain market exposure for short-term liquidity within a respective Fund. To accomplish such a strategy, a Fund may purchase an Equity Index future to maintain market exposure in lieu of purchasing individual

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

securities for portions of the Fund that are being held for short-term liquidity or other reasons. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Details of futures contracts open as of November 30, 2011 are included in the respective Fund’s Schedule of Investments.

During the six months ended November 30, 2011, the futures transactions executed by the Equity Funds were as follows:

	Notional Cost of Contracts May 31, 2011 (000)	Notional Cost of Contracts Opened (000)	Notional Cost of Contracts Closed (000)	Notional Cost of Contracts November 30, 2011 (000)
Balanced Allocation Fund	$ 360	$ 670	$ (740)	$ 290
International Equity Fund	10,180	18,967	(22,315)	6,832
Large Cap Growth Fund	1,341	8,083	(8,794)	630
S&P 500 Index Fund	731	7,126	(6,716)	1,141
Small Cap Fund	1,752	4,992	(5,394)	1,350

Foreign Equity Certificates

The Balanced Allocation and International Equity Funds may invest in foreign equity certificates (“certificates”) which are sometimes also called equity linked certificates or participation notes. When doing so, the Funds purchase the certificates from an issuer, who in turn holds shares of the underlying stock (“equity security”) in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. Such certificates are typically utilized as a cost-effective means of direct investment into certain markets. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory and Sub-Advisory Fees

Fees paid by the Equity Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”) are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. Polaris Capital Management, LLC (“Polaris”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, Polaris is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of the next $75 million of assets managed and 0.50% of assets managed in excess of $200 million. GE Asset Management, Inc. (“GEAM”), an independent registered investment adviser, serves as sub-adviser to a portion of the managed assets of the International Equity Fund. For its services, GEAM is paid a sub-advisory fee by the Adviser based on the portion of assets of the International Equity Fund allocated to GEAM as follows: 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million and 0.40% of assets managed in excess of $150 million. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements may be voluntary or contractual. Voluntary waivers may be changed or discontinued at any time. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Total Annual Fund Operating Expenses after Fee Waivers
	Class I	Class A	Class C
Balanced Allocation Fund	1.00%	1.29%	2.00%
Large Cap Core Equity Fund	0.94%	1.22%	1.94%
Large Cap Growth Fund	0.98%	1.28%	1.98%
Multi-Factor Small Cap Core Fund	0.95%	1.23%	N/A *
Multi-Factor Small Cap Growth Fund	0.95%	1.23%	1.95%
Multi-Factor Small Cap Value Fund	1.25%	1.54%	2.25%
*

The Adviser has contractually agreed to waive fees and reimburse certain expenses of Class C Shares of the Multi-Factor Small Cap Core Fund to the extent necessary so that total annual fund operating expenses do not exceed 1.95% (reflected as a percentage of average daily net assets). As of the date of this report and for the six month period covered by this report, there were no assets in Class C Shares of the Fund, other than initial seed capital.

The expense limitation agreement for the Funds listed in the table above continues from October 1, 2011 through September 30, 2012, at which time the Adviser will determine whether to renew, revise or discontinue it. Additionally, each Fund above may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to this agreement, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Fund’s or Class’ total annual operating expenses to exceed the amounts set forth in the table above and provided further that no additional payments by the Fund will be made with respect to amounts waived or reimbursed by the Adviser more than 36 months after the date such amounts are waived or reimbursed by the Adviser.

The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

	Recoupment Available		Amount
	(000)		Recouped
	2014	2015	(000)
Balanced Allocation Fund	$ 45	$ 42	$–
Large Cap Core Equity Fund	65	30	–
Large Cap Growth Fund	89	50	–
Multi-Factor Small Cap Core Fund	81	35	–
Multi-Factor Small Cap Growth Fund	279	129	–
Multi-Factor Small Cap Value Fund	139	59	–

The following tables list the contractual advisory fees and the waivers that were in effect during the six months ended November 30, 2011.

	Advisory Fee on Net Assets	Fee Waiver*
Balanced Allocation Fund	0.75%	0.11%
International Equity Fund	1.00%	–
Mid Cap Value Fund	0.75%	–

	Advisory Fee on Net Assets
	First	Next	$1.5 Billion	Fee
	$1 Billion	$500 Million	and Over	Waiver*
Large Cap Core Equity Fund	0.75%	0.70%	0.65%	0.35%
Large Cap Growth Fund	0.75%	0.70%	0.65%	0.12%
Large Cap Value Fund	0.75%	0.70%	0.65%	–

	Advisory Fee on Net Assets
	First	Next	$150 Million
	$50 Million	$100 Million	and Over
S&P 500 Index Fund	0.15%	0.10%	0.075%

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2011 (Unaudited)

	Advisory Fee on Net Assets
	First $500 Million	Next $500 Million	$1 Billion and Over	Fee Waiver*
Multi-Factor Small Cap Core Fund	1.00%	0.95%	0.90%	0.48%

Multi-Factor Small Cap Growth Fund	1.00%	0.95%	0.90%	0.89%

Multi-Factor Small Cap Value Fund	1.00%	0.95%	0.90%	0.37%

Small Cap Fund	1.00%	0.95%	0.90%	–

* These contractual waivers are expected to remain in effect until September 30, 2012.
Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares of the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby reimbursements under the Funds’ distribution plans for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund.This commitment continues through September 30, 2012, at which time the Board will determine whether to renew, revise or discontinue it. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. For the six months ended November 30, 2011, the 12b-1 fee accrual rates were as shown on the following table:

	Annual Rate
	Class A	Class C
Balanced Allocation Fund	0.040%	0.75%

International Equity Fund	0.050%	0.75%

Large Cap Core Equity Fund	0.030%	0.75%

Large Cap Growth Fund	0.050%	0.75%

Large Cap Value Fund	0.050%	0.75%

Mid Cap Value Fund	0.050%	0.75%

Multi-Factor Small Cap Core Fund	0.030%	0.75%

Multi-Factor Small Cap Growth Fund	0.030%	0.75%

Multi-Factor Small Cap Value Fund	0.040%	0.75%

S&P 500 Index Fund	0.005%	0.75%

Small Cap Fund	0.050%	0.75%

During the reporting period, a portion of the Trust’s Class A shares plan liability balance in excess of actual and estimated expenses was added back to the Class A net asset value of each respective Fund.

Trustees’ Fees

Each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the six months ended November 30, 2011, approximately 0.0213% was allocated to BNY Mellon and 0.0287% was allocated to the Adviser in aggregate. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Custodian Fees

Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. Bank of New York Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the six months ended November 30, 2011, BNY Mellon received $660,074 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Equity Funds paid $310,365 to BNY Mellon.

Affiliated Holdings

The common stock of PNC Group, the indirect parent company of the Adviser to the Trust, and the common stock of BlackRock, Inc., an affiliate of the Adviser to the Trust, are included in the S&P 500® Index. Like the other stocks in the S&P 500® Index, the S&P 500 Index Fund will invest in the common stocks of the PNC Group and BlackRock, Inc. in approximately the same proportions as the percentages those common stocks represent in the S&P 500® Index. Dividends received from such investments are reported as “Dividends from affiliated holdings” in the Statements of Operations. Gains and/or losses from the sale of such investments are reported as “Net realized gain (loss) on affiliated investments sold” on the Statement of Operations.

Affiliated Funds

Pursuant to SEC rules, the Equity Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations.

PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated holdings for the six months ended November 30, 2011 are shown in the following table.

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2011 (Unaudited)

	PNC Advantage Institutional Money Market Fund (000)	PNC Money Market Fund (000)	Institutional Money Market Trust* (000)
Balanced Allocation Fund	$(1,919)	$–	$(258)

International Equity Fund	3,517	–	(43,267)

Large Cap Core Equity Fund	(29)	–	–

Large Cap Growth Fund	(801)	–	–

Large Cap Value Fund	(575)	–	–

Mid Cap Value Fund	(363)	–	–

Multi-Factor Small Cap Core Fund	498	(298)	–

Multi-Factor Small Cap Growth Fund	1,153	(621)	–

Multi-Factor Small Cap Value Fund	1,719	(1,373)	–

S&P 500 Index Fund	452	(73)	–

Small Cap Fund	10,310	(11,449)	–

*Advised by BlackRock, Inc.

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at November 30, 2011 are included in the respective Fund’s Schedules of Investments.

4. Investments

During the six months ended November 30, 2011, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$20,259	$44,637

International Equity Fund	72,201	45,834

Large Cap Core Equity Fund	3,732	3,707

Large Cap Growth Fund	24,700	37,482

Large Cap Value Fund	20,394	43,633

Mid Cap Value Fund	9,556	43,125

Multi-Factor Small Cap Core Fund	6,392	5,473

Multi-Factor Small Cap Growth Fund	12,326	13,791

Multi-Factor Small Cap Value Fund	17,692	27,084

S&P 500 Index Fund	3,939	6,548

Small Cap Fund	44,499	51,414

During the six months ended November 30, 2011, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Balanced Allocation Fund	$4,977	$6,840

5. Federal Income Taxes

Each of the Equity Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the current six months ended November 30, 2011 and for all open tax years (years ended May 31, 2009 through May 31, 2011) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, investments in partnerships, investments in royalty trusts, investments in Passive Foreign Investment Companies (“PFICs”), wash sales, paydowns, foreign currency translation and the expiration of capital loss caryforwards. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Equity Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2011:

	Undistributed (Distributions in Excess of) Net Investment Income (000)	Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Balanced Allocation Fund	$58	$(58)	$–

International Equity Fund	(308)	2,308	(2,000)

Large Cap Core Equity Fund	–	–	–

Large Cap Growth Fund	(18)	18	–

Large Cap Value Fund	(9)	9	–

Mid Cap Value Fund	–	–	–

Multi-Factor Small Cap Core Fund	15	(8)	(7)

Multi-Factor Small Cap Growth Fund	109	347	(456)

Multi-Factor Small Cap Value Fund	3	86	(89)

S&P 500 Index Fund	–	–	–

Small Cap Fund	302	1	(303)

At May 31, 2011, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2012	2015	2016	2017	2018	Total
Balanced Allocation Fund	$–	$–	$–	$7,766	$4,115	$11,881

International Equity Fund(1)(5)	–	–	–	44,451	13,237	57,688

Large Cap Core Equity Fund(4)	–	–	10,736	–	27,880	38,616

Large Cap Growth Fund(4)	–	–	24,324	–	40,866	65,190

Large Cap Value Fund	–	–	–	70,921	44,150	115,071

Mid Cap Value Fund	–	–	–	40,981	20,694	61,675

Multi-Factor Small Cap Core Fund	–	–	–	5,939	3,852	9,791

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

	Expiring May 31,
	2012	2015	2016	2017	2018	Total
Multi-Factor Small Cap Growth Fund(2)(3)	1,676	233	97	10,272	–	12,278

Multi-Factor Small Cap Value Fund	–	–	597	39,173	24,328	64,098

S&P 500 Index Fund	–	–	–	–	4,220	4,220

Small Cap Fund(1)	–	–	–	7,413	712	8,125

(1)	The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with its respective PNC Fund on February 1, 2010.

(2)

    The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the Fund’s merger with the Allegiant Multi-Factor Mid Cap Growth and Allegiant Small Cap Growth Funds on July 24, 2009.

(3)	Capital loss carryforwards in the amount of (in thousands) $381 for the Multi-Factor Small Cap Growth Fund were written off due to limitations from the Fund’s mergers.

(4)	The Funds were subject to limitations not related to the respective Funds’ mergers.

(5)	Capital loss carryforwards in the amount of (in thousands) $2,000 for the International Equity Fund expired unused during the year ended May 31, 2011.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Equity Funds.

	Class I		Class A		Class C
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Balanced Allocation Fund
Shares issued	369	1,037	9	28	1	6
Shares reinvested	57	117	9	15	–	–
Shares redeemed	(3,427)	(2,681)	(126)	(340)	(6)	(59)

Net decrease	(3,001)	(1,527)	(108)	(297)	(5)	(53)

International Equity Fund
Shares issued	1,515	2,112	3	12	1	6
Share reinvested	–	90	–	4	–	–
Shares redeemed	(1,429)	(5,501)	(58)	(177)	(5)	(8)

Net increase (decrease)	86	(3,299)	(55)	(161)	(4)	(2)

Large Cap Core Equity Fund
Shares issued	109	435	2	12	2	1
Shares reinvested	5	12	1	3	–	–
Shares redeemed	(79)	(750)	(33)	(96)	(5)	(2)

Net increase (decrease)	35	(303)	(30)	(81)	(3)	(1)

Large Cap Growth Fund
Shares issued	71	118	3	11	–	2
Shares reinvested	–	19	–	4	–	–
Shares redeemed	(816)	(2,682)	(116)	(236)	(3)	(4)

Net decrease	(745)	(2,545)	(113)	(221)	(3)	(2)

	Class I		Class A		Class C
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Large Cap Value Fund
Shares issued	347	966	5	27	–	–
Shares reinvested	39	134	10	24	–	–
Shares redeemed	(1,982)	(8,506)	(237)	(511)	(1)	(9)

Net decrease	(1,596)	(7,406)	(222)	(460)	(1)	(9)

Mid Cap Value Fund
Shares issued	203	776	64	450	2	8
Shares reinvested	–	45	–	28	–	–
Shares redeemed	(1,465)	(2,255)	(1,680)	(2,225)	(185)	(185)

Net decrease	(1,262)	(1,434)	(1,616)	(1,747)	(183)	(177)

Multi-Factor Small Cap Core Fund
Shares issued	85	3	–	1	–	–
Shares reinvested	–	22	–	–	–	–
Shares redeemed	–	(767)	(1)	(10)	–	–

Net increse (decrease)	85	(742)	(1)	(9)	–	–

Multi-Factor Small Cap Growth Fund
Shares issued	6	63	4	11	–	–
Shares reinvested	–	3	–	4	–	–
Shares redeemed	(28)	(303)	(133)	(261)	–	(3)

Net decrease	(22)	(237)	(129)	(246)	–	(3)

Multi-Factor Small Cap Value Fund
Shares issued	40	223	28	203	–	5
Shares reinvested	–	6	–	19	–	–
Shares redeemed	(616)	(642)	(221)	(639)	(16)	(56)

Net decrease	(576)	(413)	(193)	(417)	(16)	(51)

S&P 500 Index Fund
Shares issued	552	2,257	115	321	2	13
Shares reinvested	69	150	15	31	1	1
Shares redeemed	(661)	(3,677)	(300)	(432)	(1)	(21)

Net increase (decrease)	(40)	(1,270)	(170)	(80)	2	(7)

Small Cap Fund
Shares issued	415	1,227	5	32	–	6
Shares redeemed	(1,112)	(5,921)	(36)	(55)	(3)	(24)

Net decrease	(697)	(4,694)	(31)	(23)	(3)	(18)

7. Market and Credit Risk

Some countries in which certain of the Equity Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

PNC Equity Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

The Balanced Allocation Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Equity Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

8. Securities Lending

To generate additional income, the Equity Funds may lend their securities pursuant to securities lending agreements (“Lending Agreement”). The Equity Funds may lend their securities pursuant to a Lending Agreement with Brown Brothers Harriman (“BBH”), the securities lending agent. Prior to September 7, 2011, the Balanced Allocation and International Equity Funds could lend their international securities pursuant to a Lending Agreement with BNY Mellon Trust, the previous international securities lending agent, and other Equity Funds could lend their securities pursuant to a Lending Agreement with Union Bank NA (“UB”), the previous domestic securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned plus accrued interest on the securities loaned.The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by the securities lending agent.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

9. Payment by Affiliate

On September 27, 2011, payments were made by the Adviser of $14,231 and $102,161 to the PNC International Equity and PNC Small Cap Funds, respectively. The payments offset losses previously realized upon the disposition of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization.

On October 27, 2011, payments were made by the Adviser in the amounts of $1,660 and $45,307 to offset trade errors in the Balanced Allocation Fund and International Equity Fund, respectively. On August 25, 2011, a payment was made by the Adviser in the amount of $906 to offset a trade error in the S&P 500 Index Fund.

10.	Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

11.	Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements.

12. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

TRUSTEES REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on June 1, 2011, the Trustees of PNC Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), met in person and voted to approve the extension of the Advisory Agreement between the Trust and PNC Capital Advisors, LLC (the “Adviser”) to September 30, 2011. The extension of the Advisory Agreement was to ensure that the Trustees had time to request and evaluate additional information from the Adviser relating to the services provided to the Trust.

The Trustees discussed with independent counsel to the Trustees (“Independent Counsel”) a memorandum prepared by Independent Counsel concerning the Trustees’ fiduciary responsibilities under state and federal law when reviewing advisory agreements. The Trustees, along with Independent Counsel, then reviewed information provided by the Adviser in response to Independent Counsel’s request on behalf of the Trustees. The information, which concerned the Adviser’s activities as investment adviser for the Trust and related to the Trustees’ consideration of the extension of the Advisory Agreement, addressed, among other matters, the nature of the advisory services provided by the Adviser, including portfolio management personnel and their compensation structure; the performance of the Adviser, including the performance of its other similarly managed accounts and industry peers; the profitability of the Adviser; the Adviser’s operations with respect to its oversight of sub-advisers; brokerage, trading, soft dollar practices and securities lending practices; fees and expenses of each Fund compared to a peer group selected by Lipper, Inc. and the other accounts similarly managed by the Adviser, including a discussion of the services provided to these accounts; the compliance program of the Adviser; and risk management and monitoring measures. A detailed discussion ensued, and it was noted by Independent Counsel that the Trustees must approve the extension of the agreement with the Adviser on a fund by fund basis. Based on this review, the Trustees requested additional information from the Adviser relating to profitability and approved the extension of the Advisory Agreement between the Trust and Adviser until September 30, 2011.

At a meeting held on September 8, 2011, the Trustees of the Trust, including the Independent Trustees, met in person and voted to approve the renewal of the Advisory Agreement between the Trust and the Adviser for a one-year period commencing October 1, 2011.

The Trustees met with Independent Counsel who reminded the Trustees that at their previous meeting they had reviewed comprehensive written materials prepared by the Adviser in response to Independent Counsel’s request on behalf of the Trustees. The Trustees, along with Independent Counsel, then reviewed the supplemental information provided by the Adviser regarding profitability data of comparable fund management companies. The Adviser explained that the comparative material was collected from publicly available data and reflected the comparison of the Adviser’s entire business compared to that of its competitors, and was not a comparison of fund level activity only for the Adviser or the competitors. A discussion ensued in which the Adviser responded to Trustees’ questions about the comparability of the companies included in the comparison. Independent Counsel noted that the Trustees’ review of profitability data was but one factor in the Board’s overall review of information in connection with its consideration of the annual renewal of the Advisory Agreement; the Trustees should consider the materials pertaining to the other factors that they must consider for annual renewal of the agreement that they discussed at their last meeting, as well as information that they receive throughout the year. With respect to the annual renewal, Independent Counsel informed the Trustees that their approval of the agreement must be determined on a fund by fund basis.

In reaching their decision to renew the Advisory Agreement, the Trustees considered whether the agreement continues to be in the best interests of the funds and their shareholders, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the agreement to the Trust. In the course of their review, the Trustees with the assistance of Independent Counsel considered their legal responsibilities and reviewed materials received from the Adviser.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees confirmed that there were no pending litigation or regulatory actions against the Adviser that would adversely affect or prohibit the Adviser’s services to the Trust.

Based on this review, the Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to act as the investment adviser. With respect to the advisory fees, the Trustees noted that such fees remained the same and concluded such fees were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Trustees concluded that the terms of the agreement remained reasonable and fair and that the renewal of the Advisory Agreement was in the best interests of the Trust and the funds’ shareholders. The Board approved the renewal of the Advisory Agreement.

Approval of Sub-Advisory Agreement for PNC International Equity Fund

At a meeting held on June 1, 2011, the Trustees of PNC Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), met in person and voted to approve the renewal of the Sub-Advisory Agreement between the PNC Capital Advisors, LLC (the “Adviser”) and Polaris Capital Management, LLC (the “Sub-Adviser’), on behalf of the PNC International Equity Fund (the “Fund”) for a one-year period commencing August 31, 2011.

The Trustees discussed with independent counsel to the Trustees (“Independent Counsel”) a memorandum prepared by Independent Counsel concerning the Trustees’ fiduciary responsibilities under state and federal law when reviewing advisory agreements. The Trustees, along with Independent Counsel, reviewed information provided by the Sub-Adviser concerning its activities as a sub-adviser to the Fund and information in connection with the Trustees’ consideration of the renewal of the Sub-Advisory Agreement. Information provided by the Sub-Adviser addressed, among other matters, the nature of the sub-advisory services provided by the Sub-Adviser, including the personnel dedicated to performing services for the Sub-Adviser and the research, due diligence and investment selection process utilized by the Sub-Adviser; the performance of the Sub-Adviser, including the performance of its other similarly managed accounts; the profitability of the Sub-Adviser related to providing sub-advisory services to PNC International Equity Fund; the operations, policies and procedures and compliance systems of the Sub-Adviser; and risk management and monitoring measures.

In reaching their decision to renew the Sub-Advisory Agreement, the Trustees considered whether the agreement continues to be in the best interests of the Fund and its shareholders, an evaluation based primarily on the nature and quality of the services provided by the Sub-Adviser and the overall reasonableness of the Sub-Advisory Agreement. In considering the nature and quality of the services, the Trustees considered the investment and business operations capabilities of the Sub-Adviser. Based on this review, the Trustees concluded that the Sub-Adviser had the capabilities, resources and personnel necessary to serve as sub-adviser to the Fund.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees confirmed that there were no pending litigation or regulatory actions against the Sub-Adviser that would adversely affect or prohibit the Sub-Adviser’s services to the Fund. With respect to the advisory fees, the Trustees noted that such fees remained the same and concluded such fees were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Trustees concluded that the terms of the agreement remained reasonable and fair and that the renewal of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board approved the renewal of the Sub-Advisory Agreement.

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

(Unaudited)

A description of the policies and procedures that PNC Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedules of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

92

Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, PA 19406

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East, 3rd Floor

Princeton, NJ 08540

Custodian

Bank of New York Mellon

One Wall Street

New York, NY 10286

760 Moore Road
King of Prussia, PA 19406

INVESTMENT ADVISER:

PNC FUNDS

SA-002-1211

SEMI-ANNUAL REPORT

November 30, 2011

(Unaudited)

PNC Fixed Income Funds

PNC Tax Exempt Bond Funds

PNC FUNDS

    PNC FIXED INCOME AND

    TAX EXEMPT BOND FUNDS

    SEMI—ANNUAL REPORT

    FIXED INCOME FUNDS

    Bond Fund

    Government Mortgage Fund

    High Yield Bond Fund

    Intermediate Bond Fund

    Limited Maturity Bond Fund

    Total Return Advantage Fund

    Ultra Short Bond Fund

    TAX EXEMPT BOND FUNDS

    Intermediate Tax Exempt Bond

        Fund

    Maryland Tax Exempt

        Bond Fund

    Michigan Intermediate Municipal

        Bond Fund

    Ohio Intermediate Tax Exempt

        Bond Fund

    Pennsylvania Intermediate Municipal

        Bond Fund

    Tax Exempt Limited Maturity

        Bond Fund

    OTHER PNC FUNDS

    EQUITY FUNDS

    Balanced Allocation Fund

    International Equity Fund

    Large Cap Core Equity Fund

    Large Cap Growth Fund

    Large Cap Value Fund

    Mid Cap Value Fund

    Multi-Factor Small Cap Core Fund

    Multi-Factor Small Cap Growth Fund

    Multi-Factor Small Cap Value Fund

    S&P 500 Index Fund

    Small Cap Fund

    MONEY MARKET FUNDS

    Government Money Market Fund

    Money Market Fund

    Ohio Municipal Money Market Fund

    Pennsylvania Tax Exempt Money

        Market Fund

    Tax Exempt Money Market Fund

    Treasury Money Market Fund

TABLE OF CONTENTS
Message from the Chairman		1
Message from the President Summary of Portfolio Holdings Explanation of Expense Tables		2 8 10

	Financial Highlights	Schedules of Investments
Bond Fund	12	25
Government Mortgage Fund	13	29
High Yield Bond Fund	14	31
Intermediate Bond Fund	15	34
Limited Maturity Bond Fund	16	39
Total Return Advantage Fund	17	43
Ultra Short Bond Fund	18	51
Intermediate Tax Exempt Bond Fund	19	55
Maryland Tax Exempt Bond Fund	20	58
Michigan Intermediate Municipal Bond Fund	21	61
Ohio Intermediate Tax Exempt Bond Fund	22	63
Pennsylvania Intermediate Municipal Bond Fund	23	66
Tax Exempt Limited Maturity Bond Fund	24	68
Investment Abbreviations and Definitions		72
Statements of Assets and Liabilities		74
Statements of Operations		82
Statements of Changes in Net Assets		86
Notes to Financial Statements		92
Trustees Review and Approval of Advisory Agreement		105
Proxy Voting and Quarterly Schedules of Investments		106

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Fixed Income and Tax Exempt Bond Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at pncfunds.com.

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2012 The PNC Financial Services Group, Inc. All rights reserved.

PNC Fixed Income and Tax Exempt Bond Funds

MESSAGE FROM THE CHAIRMAN

JANUARY 2012

Dear Shareholders:

We are pleased to provide you with important information about your investments in PNC Funds, as well as a review of financial markets and events shaping global markets. During the six months ended November 30, 2011, total assets of PNC Funds decreased from $7.9 to $7.6 billion, primarily as a result of shareholder outflows in equity funds.

The Board of Trustees recently elected Stephen M. Todd as a Trustee of PNC Funds. We are pleased to welcome Steve, whose accounting and business experience will be valuable to management, the Board and the shareholders we serve.

We encourage investors who have questions about their investments to call Shareholder Services at (800)-622-FUND (3863) or visit pncfunds.com.

Thank you for investing with PNC Funds and best wishes for a happy and healthy new year.

Sincerely,

John G. Drosdick

Chairman

1

PNC Fixed Income and Tax Exempt Bond Funds

A MESSAGE FROM THE PRESIDENT

“The U.S. economy remained relatively soft...”

Dear Shareholders:

We are pleased to present this semi-annual report for PNC Fixed Income and Tax Exempt Bond Funds as of November 30, 2011.

The six months ended November 30, 2011 were challenging yet generally rewarding ones for the PNC Fixed Income and Tax Exempt Bond Funds. Highlights of the semi-annual period include the following:

  •      Ten of the 13 PNC Fixed Income and Tax Exempt Bonds Funds generated positive absolute returns during the semi-annual period, and nine of the 13 PNC Fixed Income and Tax Exempt Bond Funds outperformed their respective benchmark index and/or Lipper peer group for the six months ended November 30, 2011.* Such absolute and relative performance is testament, we believe, to the portfolio managers’ consistent emphasis on both risk management and investment opportunity.

  •      We continued to draw on the proven experience of several of the portfolio managers of PNC Capital Advisors, LLC.

  •      We continue to believe that by offering the opportunity to diversify your investments among an array of taxable and tax-exempt fixed income, equity and money market mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the financial statements and schedules of portfolio investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six months ended November 30, 2011, especially given the extreme volatility experienced during the semi-annual period.

Economic Review

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011 * Past performance is no guar- antee of future results.

The U.S. economy remained relatively soft during the semi-annual period. Real Gross Domestic Product (“GDP”) had increased 1.9% in the first quarter of 2011 but then decelerated to 1.3% in the second quarter of 2011 before bouncing back somewhat to an estimated 2.0% in the third quarter of 2011. According to the Survey of Professional Forecasters by the Federal Reserve Bank of Philadelphia, real GDP is expected to grow at an annualized rate of 2.6% in the fourth quarter of 2011.

As the semi-annual period began in June 2011, U.S. consumers continued to struggle with high unemployment and underemployment, and home prices had yet to recover. Though consumer spending had increased 2.7% in real terms year over year, many believed that future spending may be hindered without significant gains in employment growth. The Federal Reserve’s (“the Fed’s”) second round of quantitative easing, popularly known as QE2, expired as scheduled at the end of June 2011.

During the third calendar quarter, economic data started rocky and got worse, as reports in July showing some softness began a tidal wave of questions concerning the strength of economic growth. Interestingly, as evidenced by third quarter GDP, survey results were considerably weaker than hard economic data — an indicator, perhaps, that sentiment was worse than reality. Still, while home prices stabilized somewhat, unemployment stubbornly stuck above 9%. Also, economic weakness, combined with growing European sovereign debt concerns, caused many consumers and corporations to pull back on spending. Consumer spending grew only 0.2% in August,

2

after averaging 2.1% growth in the first quarter of the year. August also marked the first month in two years that personal income fell. Capital spending and reinvestment were at extremely low levels, and cash on corporate balance sheets remained at all-time highs.

In October and November, the U.S. economy continued to grind along as consumers and corporations alike awaited the outcome of both the U.S. Congressional Supercommittee on fiscal reform and the continuing European sovereign debt crisis. In part due to the uncertainty surrounding these major market factors, the U.S. personal savings rate increased in October, reversing a trend over the several months prior when spending growth had outpaced income growth. On its November 23 deadline, the 12-member Supercommittee, tasked with cutting $1.2 trillion from the U.S. deficit, failed to agree. Thus, discretionary spending cuts of $1.2 trillion are mandated beginning in 2013. The situation in Europe remained a major unknown at the end of November. Greece moved to elect a new leader and approve another debt restructuring package. Italy’s Prime Minister Berlusconi resigned after the passage of additional austerity measures.

Fixed Income

The semi-annual period was one wherein concerns about a softening U.S. economic picture, lower commodity prices, heightened anxiety about European sovereign debt and expectations for a third round of quantitative easing overrode low interest rates to drive a dramatic decline in risk appetite. Investors appeared skeptical about the effectiveness of monetary and fiscal stimulus. U.S. fixed income securities, then, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained ground for the six months ended November 30, 2011, significantly outperforming the equity market. In particular, investors fled to U.S. Treasuries, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Indeed, for the semi-annual period overall, two-year Treasury yields fell 20 basis points (a basis point is 1/100th of a percentage point) to 0.25%, and 10-year Treasury yields dropped 97 basis points to 2.08%. Long-term Treasury yields declined 116 basis points to 3.06%. It is interesting to note that Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ in an unprecedented move in early August could scarcely be detected in an examination of U.S. Treasury rates, which continued to fall through the remainder of the third calendar quarter before increasing just slightly in October and November.

Throughout the semi-annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its “exceptionally low” rates to a specific date. In September, Operation Twist, mentioned below, dominated domestic monetary policy.

“...the Fed announced in August 2011 that it would maintain short- term interest rates near zero through at least mid-2013.”

Virtually all of the major non-Treasury fixed income sectors underperformed U.S. Treasuries during the semi-annual period, as the unprecedented downgrade of U.S. sovereign debt, along with a declining risk appetite overall, kept investors defensive.

The tax-exempt bond market overall outperformed the taxable fixed income market during the semi-annual period, though performance was segmented. From the start of the semi-annual period through September, the tax-exempt bond market enjoyed a rally. As widely anticipated, issuance of tax-exempt municipal bonds dropped significantly due to the expiration of the Build America Bond program at the end of December 2010. Also, while state and local governments

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011.

3

PNC Fixed Income and Tax Exempt Bond Funds

A MESSAGE FROM THE PRESIDENT

“...increasing concern and skepticism over the economy and the pros- pect of contagion from peripheral European sovereign debt crises dominated.”

still were under pressure, many emerged in the spring of 2011 with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy. Just as the consequent flight to quality drove U.S. Treasury yields lower, yields on municipal bonds declined materially as well. Finally, voices from many corners of the marketplace refuted the assertions made by banking industry analyst Meredith Whitney on “60 Minutes” the prior winter. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. Following the extended rally, the municipal bond market then experienced a modest correction in October and November. Tax-exempt bond supply increased in these two months as issuers sought to take advantage of low interest rates to refund debt for cost savings or to initiate new capital projects. Yields at the long-term end of the municipal bond yield curve rose by approximately 30 basis points from the end of September through the end of November.

Equities

Amidst uncertain and generally disappointing economic data, virtually all of the major U.S. equity indices generated negative returns during the six months ended November 30, 2011. The semi-annual period was marked by dramatic volatility.

As the semi-annual period began in June 2011, the U.S. equity market struggled. Economic data had weakened, concerns about Greece’s sovereign debt crisis resurfaced, and there was great uncertainty about the impact of the expiration of the Fed’s quantitative easing program at the end of the month. In the final week of June, however, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly. The third calendar quarter of 2011 was the worst quarter for U.S. equities since the first quarter of 2009, as increasing concern and skepticism over the economy and the prospect of contagion from peripheral European sovereign debt crises dominated. Volatility accelerated, and a flight to quality ensued with investors showing significant risk aversion. In August, following weeks of political gridlock over raising the U.S. debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets. Markets were further shaken toward the end of September when the Fed announced what was dubbed Operation Twist. Operation Twist is a plan to purchase longer-term Treasury securities and sell shorter-term Treasury securities in an effort to keep long-term interest rates low and thereby spur spending and investment by consumers and businesses alike.

U.S. equities rallied back strongly in October on hopes of a plan for Europe’s sovereign debt crisis and better prospects for the global economy before falling back again, albeit modestly, in November.

Interestingly, the fundamentals that traditionally drive equities held up well overall, as corporate profit growth continued to show strength throughout the semi-annual period, and most companies exceeded earnings expectations. Indeed, even in the challenging third calendar quarter, corporate earnings were up 22% year over year, and margins continued to improve. Still, the percentage of companies beating estimates fell, and investors appeared to be more concerned with the near term future, as consensus expectations were considered by some to be too optimistic given the moderating economic backdrop. Corporations were sitting on record levels of cash, leading

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

4

investors to demand cash be paid out in the form of dividends.

For the semi-annual period as a whole, all U.S. equity segments declined, but large-cap stocks within the U.S. equity market declined least, followed by mid-cap stocks and then small-cap stocks. Growth stocks outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, declined more steeply than U.S. stocks, as heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown weighed particularly heavily on international developed and emerging equity market performance.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the semi-annual period, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the semi-annual period was an increase in demand and a contraction in supply. Supply contracted in part due to the Federal Deposit Insurance Corporation (FDIC) altering, as in April 2011, its fee formula charged to commercial banks. As banks were required to maintain more capital, they were prevented from lending collateral via repurchase agreements. Also, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program bills in June ahead of the August deadline to increase the nation’s debt ceiling. On the demand side, as was the case for longer-term U.S. Treasuries, heightened uncertainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments. As U.S. Treasury yields declined, so, too, did money market yields.

Our View Ahead

At the end of November 2011, our view was that the U.S. economy would continue in a slow growth environment until the major headwinds of the European sovereign debt crisis and the U.S. budget debate preceding the presidential elections abate. We expect that housing and unemployment will improve slowly, but this recovery process will be over an extended time period. We also recognize that there are alternative scenarios. On the bullish side, the European crisis could resolve quickly with the establishment of a liquidity pool for member nations of the European Union to refinance debt at lower rates, but not write off debt. Such a liquidity pool would allow indebted member nations to slowly unwind debt burdens at more normalized rates. This would also lead to a scenario more positive than our base case. The second alternative would be a more bearish scenario, wherein an unexpected event derails or exacerbates the European solution, and with the U.S. Congressional Supercommittee having failed to agree on a deficit reduction plan, Congress does not enact fiscal reform. This could pressure markets, particularly in the absence of more company-specific fundamentals.

Looking forward for U.S. equities, then, we believe the markets will continue to plod higher. That said, despite strong earnings, margins and revenue results during the semi-annual period ended November 30, 2011, analysts and companies continue to drive expectations for 2012 earnings, revenues and margins lower, perhaps because there is little upside optimism given the gloomy state of news regarding Europe. We believe future earnings consensus takes into account

“...heightened uncer- tainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments.”
Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

5

PNC Fixed Income and Tax Exempt Bond Funds

A MESSAGE FROM THE PRESIDENT

“...this recovery process will be over an extended time period.”

a slow growth world, but we are certainly, in our view, far from an earnings bubble and the risk at the end of November was, we believe, to the upside.

As for the fixed income market, we see no data suggesting short-term interest rates will move higher in the near term, or for at least the next 12 months. Operation Twist dramatically reduced rates at the long-term end of the U.S. Treasury yield curve. In our view, U.S. Treasury yields reflected a flight to safety related to the European sovereign debt crisis rather than fears of a deep and prolonged U.S. recession. Once these pressures ease, we would expect rates to move higher. At the same time, however, near-term volatility will likely remain until such exogenous factors are resolved.

One last important point — while we expect volatility to continue to be at high levels within both equity and fixed income markets, at least in the short term, and while some investors have concerns that the culmination of numerous macro headwinds will combine to cause another unified global recession, we do not believe this is a repeat of 2008. Corporations and consumers have stronger balance sheets and the U.S. financial system is considerably better capitalized than three years ago. Market reactions today are rooted in risk aversion and investor fear. As these issues are resolved, we expect markets to normalize. We continue to believe that patient investors — in both the equity and fixed income markets — will be rewarded.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

6

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PNC Fixed Income and Tax Exempt Bond Funds

SUMMARY OF PORTFOLIO HOLDINGS

(Unaudited)

The tables below present portfolio holdings as a percentage of total investments before collateral for loaned securities for each of the PNC Fixed Income and Tax Exempt Bond Funds as of November 30, 2011.

Bond Fund		Limited Maturity Bond Fund
Corporate Bonds	30.7%	U.S. Treasury Notes	31.8%
Federal National Mortgage Association	27.7	Corporate Bonds	25.8
U.S. Treasury Notes	19.1	Asset Backed Securities	17.0
Asset Backed Securities	7.2	Collateralized Mortgage Obligations	12.1
U.S. Treasury Bonds	4.7	Federal National Mortgage Association	6.2
Collaterized Mortgage Obligations	3.1	Federal Home Loan Mortgage Corporation	4.9
Commercial Mortgage-Backed Security	2.5	Affiliated Money Market Fund	1.8
Affiliated Money Market Fund	1.5	Commercial Mortgage-Backed Securities	0.4
Federal Home Loan Mortgage Corporation	1.5		100.0%
Government National Mortgage Association	1.3
Municipal Bonds	0.6
Preferred Stocks	0.1
	100.0%	Total Return Advantage Fund
		Corporate Bonds	42.1%
Government Mortgage Fund		Federal National Mortgage Association	24.0
Federal National Mortgage Association	69.0%	U.S. Treasury Notes	8.3
Government National Mortgage Association	12.4	Asset Backed Securities	7.8
Federal Home Loan Mortgage Corporation	11.9	U.S. Treasury Bond	4.7
Collateralized Mortgage Obligations	4.7	Commercial Mortgage-Backed Securities	3.7
Affiliated Money Market Fund	2.0	Federal Home Loan Mortgage Corporation	3.4
	100.0%	Government National Mortgage Association	2.1
		Collateralized Mortgage Obligations	1.6
High Yield Bond Fund		Affiliated Money Market Fund	1.4
Corporate Bonds	98.1%	Municipal Bonds	0.5
Affiliated Money Market Fund	0.5	Loan Agreement	0.2
Common Stock	0.5	Federal Home Loan Bank	0.1
Warrants	0.5	Preferred Stocks	0.1
Preferred Stocks	0.4		100.0%
	100.0%

Intermediate Bond Fund		Ultra Short Bond Fund
Corporate Bonds	48.1%	U.S. Treasury Notes	35.5%
U.S. Treasury Notes	26.3	Asset Backed Securities	19.8
Federal National Mortgage Association	11.8	Corporate Bonds	17.0
Asset Backed Securities	9.5	Collateralized Mortgage Obligations	8.5
Collateralized Mortgage Obligations	3.1	Federal Home Loan Bank	6.8
Affiliated Money Market Fund	0.6	Federal Home Loan Mortgage Corporation	6.2
Commercial Mortgage-Backed Security	0.6	Federal National Mortgage Association	5.0
Government National Mortgage Association	–	Affiliated Money Market Fund	1.2
	100.0%		100.0%

8

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
General Obligations	34.4	33.3	46.7	28.1	30.4	36.0
Other Revenue Bonds	33.1	14.4	13.3	30.8	30.3	22.0
Hospital/Nursing Home Revenue Bonds	10.1	9.1	8.3	10.6	13.5	11.3
Education Revenue Bonds	7.2	3.3	2.7	3.9	12.2	4.0
Transportation Revenue Bonds	4.9	14.7	4.0	4.1	3.7	3.5
Water/Sewer Revenue Bonds	4.9	1.8	8.6	1.6	–	5.7
Prerefunded & Escrowed to Maturity Bonds	2.4	8.4	4.2	–	3.7	7.6
Affiliated Money Market Fund	2.2	–	–	3.8	2.6	0.8
Public Facilities Revenue Bonds	0.8	11.4	2.6	4.4	3.6	6.9
Money Market Fund	–	3.6	6.7	–	–	–
Utility Revenue Bonds	–	–	2.9	2.3	–	2.2
Pollution Control Revenue Bonds	–	–	–	6.0	–	–
Industrial/Development Revenue Bonds	–	–	–	4.4	–	–
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

9

PNC Fixed Income Funds and Tax Exempt Bond Funds

EXPLANATION OF EXPENSE TABLES

(Unaudited)

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), including contingent deferred sales charges, all of which is described in the Prospectus. If these transactional costs were included, your costs would be higher. The “Annualized Expense Ratio” reflects the actual expenses net of fee waivers, where applicable, for the period (June 1, 2011 to November 30, 2011).

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided on the following pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2011 to November 30, 2011).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•	Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*

Bond Fund
Actual
Class I	$1,000.00	$1,016.51	0.59%	$2.98
Class A	1,000.00	1,015.75	0.75	3.80
Class C	1,000.00	1,011.48	1.59	8.00
Hypothetical**
Class I	1,000.00	1,022.04	0.59	2.99
Class A	1,000.00	1,021.23	0.75	3.81
Class C	1,000.00	1,017.05	1.59	8.02

Government Mortgage Fund
Actual
Class I	$1,000.00	$1,022.06	0.64%	$3.25
Class A	1,000.00	1,021.33	0.79	4.00
Class C	1,000.00	1,016.98	1.64	8.28
Hypothetical**
Class I	1,000.00	1,021.79	0.64	3.24
Class A	1,000.00	1,021.05	0.79	4.00
Class C	1,000.00	1,016.78	1.64	8.28

High Yield Bond Fund
Actual
Class I	$1,000.00	$979.97	0.75%	$3.71
Class A	1,000.00	977.59	1.00	4.94
Hypothetical**
Class I	1,000.00	1,021.25	0.75	3.79
Class A	1,000.00	1,020.00	1.00	5.05

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*

Intermediate Bond Fund
Actual
Class I	$1,000.00	$1,009.20	0.53%	$2.65
Class A	1,000.00	1,007.60	0.67	3.39
Class C	1,000.00	1,004.20	1.53	7.66
Hypothetical**
Class I	1,000.00	1,022.36	0.53	2.67
Class A	1,000.00	1,021.63	0.67	3.41
Class C	1,000.00	1,017.36	1.53	7.71

Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,000.23	0.48%	$2.41
Class A	1,000.00	999.55	0.63	3.14
Class C	1,000.00	995.29	1.48	7.40
Hypothetical**
Class I	1,000.00	1,022.60	0.48	2.43
Class A	1,000.00	1,021.86	0.63	3.17
Class C	1,000.00	1,017.59	1.48	7.48

Total Return Advantage Fund
Actual
Class I	$1,000.00	$1,015.05	0.55%	$2.79
Class A	1,000.00	1,013.45	0.69	3.46
Class C	1,000.00	1,009.05	1.55	7.80
Hypothetical**
Class I	1,000.00	1,022.23	0.55	2.80
Class A	1,000.00	1,021.56	0.69	3.48
Class C	1,000.00	1,017.24	1.55	7.83

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

10

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*

Ultra Short Bond Fund
Actual
Class I	$1,000.00	$999.16	0.33%	$1.67
Class A	1,000.00	997.90	0.39	1.97
Hypothetical**
Class I	1,000.00	1,023.33	0.33	1.69
Class A	1,000.00	1,023.03	0.39	2.00

Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,035.78	0.53%	$2.70
Class A	1,000.00	1,035.13	0.69	3.51
Class C	1,000.00	1,029.91	1.53	7.76
Hypothetical**
Class I	1,000.00	1,022.35	0.53	2.68
Class A	1,000.00	1,021.55	0.69	3.49
Class C	1,000.00	1,017.36	1.53	7.71

Maryland Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,031.27	0.53%	$2.69
Class A	1,000.00	1,030.16	0.74	3.77
Class C	1,000.00	1,025.66	1.53	7.74
Hypothetical**
Class I	1,000.00	1,022.35	0.53	2.68
Class A	1,000.00	1,021.29	0.74	3.75
Class C	1,000.00	1,017.36	1.53	7.71

Michigan Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,035.53	0.67%	$3.42
Class A	1,000.00	1,034.59	0.86	4.35
Class C	1,000.00	1,030.33	1.66	8.44
Hypothetical**
Class I	1,000.00	1,021.64	0.67	3.40
Class A	1,000.00	1,020.73	0.86	4.32
Class C	1,000.00	1,016.69	1.66	8.38

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*

Ohio Intermediate Tax Exempt Bond Fund
Actual
Class I	$1,000.00	$1,034.21	0.55%	$2.78
Class A	1,000.00	1,033.53	0.70	3.55
Class C	1,000.00	1,028.28	1.55	7.85
Hypothetical**
Class I	1,000.00	1,022.27	0.55	2.77
Class A	1,000.00	1,021.51	0.70	3.53
Class C	1,000.00	1,017.26	1.55	7.81

Pennsylvania Intermediate Municipal Bond Fund
Actual
Class I	$1,000.00	$1,032.32	0.61%	$3.08
Class A	1,000.00	1,031.24	0.81	4.11
Class C	1,000.00	1,026.20	1.61	8.15
Hypothetical**
Class I	1,000.00	1,021.97	0.61	3.07
Class A	1,000.00	1,020.96	0.81	4.09
Class C	1,000.00	1,016.96	1.61	8.11

Tax Exempt Limited Maturity Bond Fund
Actual
Class I	$1,000.00	$1,016.09	0.53%	$2.67
Class A	1,000.00	1,015.22	0.70	3.53
Class C	1,000.00	1,011.09	1.51	7.61
Hypothetical**
Class I	1,000.00	1,022.35	0.53	2.68
Class A	1,000.00	1,021.50	0.70	3.54
Class C	1,000.00	1,017.44	1.51	7.63

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

11

PNC Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS (Unaudited)	For the Six Months Ended November 31, 2011 and For the Years Ended May 31, unless otherwise indicated

	Bond Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.53	$10.27	$9.80	$10.03	$9.89		$9.71	$10.55		$10.30	$9.82	$10.05	$9.92		$9.73
Net Investment Income(1)	0.16	0.35	0.40	0.47	0.48		0.46	0.16		0.32	0.37	0.45	0.46		0.44
Realized and Unrealized Gain (Loss) on Investments	0.01	0.27	0.49	(0.22)	0.14		0.16	0.01		0.26	0.50	(0.22)	0.13		0.17
Total from Investment Operations	0.17	0.62	0.89	0.25	0.62		0.62	0.17		0.58	0.87	0.23	0.59		0.61
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.16)	(0.36)	(0.42)	(0.48)	(0.48)		(0.44)	(0.16)		(0.33)	(0.39)	(0.46)	(0.46)		(0.42)
Distributions from Net Realized Capital Gains	–	–	–	–	–		–	–		–	–	–	–		–
Total Distributions	(0.16)	(0.36)	(0.42)	(0.48)	(0.48)		(0.44)	(0.16)		(0.33)	(0.39)	(0.46)	(0.46)		(0.42)
Net Asset Value, End of Period	$10.54	$10.53	$10.27	$9.80	$10.03		$9.89	$10.56		$10.55	$10.30	$9.82	$10.05		$9.92

Total Return†	1.65%	6.09%	9.16%	2.69%	6.37%		6.47%	1.58%		5.69%	8.94%	2.44%	6.00%		6.31%

Ratios/Supplemental Data
Net Assets End of Period (000)	$182,452	$220,136	$234,920	$258,327	$302,464		$357,483	$4,721		$5,134	$5,609	$5,526	$6,110		$6,424
Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.61%	0.59%		0.59%	0.75	%(3)	0.87%	0.88%	0.86%	0.84%		0.84%
Ratio of Net Investment Income to Average Net Assets	3.08%	3.32%	3.98%	4.91%	4.78%		4.64%	2.94%		3.05%	3.68%	4.66%	4.53%		4.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.59%	0.59%	0.59%	0.65%	0.69%		0.69%	0.87%		0.87%	0.88%	0.90%	0.94%		0.94%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.08%	3.32%	3.98%	4.87%	4.68%		4.54%	2.82%		3.05%	3.68%	4.62%	4.43%		4.29%
Portfolio Turnover Rate(4)	25%	80%	52%	105%	168%		298%	25%		80%	52%	105%	168%		298%

	Bond Fund
	Class C
	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.53	$10.27	$9.80	$10.03	$9.89		$9.71
Net Investment Income(1)	0.11	0.24	0.30	0.37	0.38		0.36
Realized and Unrealized Gain (Loss) on Investments	0.01	0.27	0.48	(0.21)	0.14		0.16
Total from Investment Operations	0.12	0.51	0.78	0.16	0.52		0.52
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.11)	(0.25)	(0.31)	(0.39)	(0.38)		(0.34)
Distributions from Net Realized Capital Gains	–	–	–	–	–		–
Total Distributions	(0.11)	(0.25)	(0.31)	(0.39)	(0.38)		(0.34)
Net Asset Value, End of Period	$10.54	$10.53	$10.27	$9.80	$10.03		$9.89

Total Return†	1.15%	5.04%	8.07%	1.70%	5.34%		5.43%

Ratios/Supplemental Data
Net Assets End of Period (000)	$396	$392	$445	$370	$200		$178
Ratio of Expenses to Average Net Assets	1.59%	1.59%	1.60%	1.58%	1.58%		1.57%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.33%	2.94%	3.86%	3.79%		3.66%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.59%	1.59%	1.60%	1.61%	1.68%		1.67%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.09%	2.33%	2.94%	3.83%	3.69%		3.56%
Portfolio Turnover Rate(4)	25%	80%	52%	105%	168%		298%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	per share data calculated using average shares outstanding method.

(2)  As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(4)

 Due to its investment strategy, the Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

12

	Government Mortgage Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.67	$9.67	$9.51	$9.18	$9.01		$8.90	$9.66		$9.67	$9.51	$9.18	$9.01		$8.90
Net Investment Income(1)	0.19	0.39	0.41	0.44	0.45		0.45	0.18		0.36	0.38	0.41	0.42		0.43
Realized and Unrealized Gain (Loss) on Investments	0.02	0.02	0.18	0.35	0.17		0.11	0.02		0.01	0.19	0.35	0.18		0.11
Total from Investment Operations	0.21	0.41	0.59	0.79	0.62		0.56	0.20		0.37	0.57	0.76	0.60		0.54
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.19)	(0.41)	(0.43)	(0.46)	(0.45)		(0.45)	(0.18)		(0.38)	(0.41)	(0.43)	(0.43)		(0.43)
Distributions from Net Realized Capital Gains	–	–	–	–	–		–	–		–	–	–	–		–
Total Distributions	(0.19)	(0.41)	(0.43)	(0.46)	(0.45)		(0.45)	(0.18)		(0.38)	(0.41)	(0.43)	(0.43)		(0.43)
Net Asset Value, End of Period	$9.69	$9.67	$9.67	$9.51	$9.18		$9.01	$9.68		$9.66	$9.67	$9.51	$9.18		$9.01

Total Return†	2.21%	4.30%	6.37%	8.80%	7.04%		6.42%	2.13%		3.91%	6.06%	8.54%	6.77%		6.15%

Ratios/Supplemental Data
Net Assets End of Period (000)	$94,212	$110,943	$133,539	$156,430	$177,897		$243,999	$12,436		$13,126	$16,443	$16,590	$11,961		$11,963
Ratio of Expenses to Average Net Assets	0.64%	0.63%	0.63%	0.63%	0.59%		0.59%	0.79	%(3)	0.91%	0.92%	0.88%	0.84%		0.84%
Ratio of Net Investment Income to Average
Net Assets	3.96%	4.04%	4.33%	4.68%	4.93%		4.94%	3.81%		3.77%	4.01%	4.35%	4.68%		4.69%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.64%	0.63%	0.63%	0.68%	0.74%		0.74%	0.92%		0.91%	0.92%	0.92%	0.99%		0.99%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	3.96%	4.04%	4.33%	4.63%	4.78%		4.79%	3.68%		3.77%	4.01%	4.31%	4.53%		4.54%
Portfolio Turnover Rate(4)	19%	17%	15%	83%	173%		409%	19%		17%	15%	83%	173%		409%

	Government Mortgage Fund
	Class C
	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.65	$9.65	$9.50	$9.17	$9.00		$8.89
Net Investment Income(1)	0.14	0.30	0.30	0.32	0.36		0.36
Realized and Unrealized Gain (Loss) on
Investments	0.02	0.01	0.19	0.38	0.17		0.11
Total from Investment Operations	0.16	0.31	0.49	0.70	0.53		0.47
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.14)	(0.31)	(0.34)	(0.37)	(0.36)		(0.36)
Distributions from Net Realized Capital
Gains	–	–	–	–	–		–
Total Distributions	(0.14)	(0.31)	(0.34)	(0.37)	(0.36)		(0.36)
Net Asset Value, End of Period	$9.67	$9.65	$9.65	$9.50	$9.17		$9.00

Total Return†	1.70%	3.27%	5.20%	7.75%	5.99%		5.38%

Ratios/Supplemental Data
Net Assets End of Period (000)	$3,660	$3,719	$4,704	$2,589	$949		$1,423
Ratio of Expenses to Average Net Assets	1.64%	1.63%	1.64%	1.59%	1.58%		1.57%
Ratio of Net Investment Income to Average
Net Assets	2.96%	3.07%	3.17%	3.42%	3.94%		3.96%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	1.64%	1.63%	1.64%	1.63%	1.73%		1.72%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	2.96%	3.07%	3.17%	3.38%	3.79%		3.81%
Portfolio Turnover Rate(4)	19%	17%	15%	83%	173%		409%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(4)

 Due to its investment strategy, the Government Mortgage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

13

PNC Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS (Unaudited)	For the Six Months Ended November 31, 2011 and For the Years Ended May 31, unless otherwise indicated

	High Yield Bond Fund
	Class I					Class A
	2011*	2011	2010	2009	2008(1)	2011*	2011	2010	2009	2008(1)
Net Asset Value, Beginning of Period	$8.35	$9.15	$7.96	$9.93	$10.00	$8.36	$9.16	$7.97	$9.94	$10.00
Net Investment Income(2)	0.28	0.66	0.77	0.80	0.06	0.27	0.64	0.75	0.79	0.07
Realized and Unrealized Gain (Loss) on Investments	(0.45)	0.76	1.21	(1.97)	(0.07)	(0.46)	0.75	1.21	(1.98)	(0.08)
Total from Investment Operations	(0.17)	1.42	1.98	(1.17)	(0.01)	(0.19)	1.39	1.96	(1.19)	(0.01)
Dividends from Net Investment Income	(0.28)	(0.67)	(0.79)	(0.80)	(0.06)	(0.27)	(0.64)	(0.77)	(0.78)	(0.05)
Distributions from Net Realized Capital Gains	–	(1.55)	–	–	–	–	(1.55)	–	–	–
Total Distributions	(0.28)	(2.22)	(0.79)	(0.80)	(0.06)	(0.27)	(2.19)	(0.77)	(0.78)	(0.05)
Net Asset Value, End of Period	$7.90	$8.35	$9.15	$7.96	$9.93	$7.90	$8.36	$9.16	$7.97	$9.94
Total Return†	(2.00)%	17.17%	25.47%	(11.05)%	(0.10)%	(2.24)%	16.85%	25.12%	(11.25)%	(0.05)%

Ratios/Supplemental Data
Net Assets End of Period (000)	$6,698	$6,879	$8,797	$10,273	$6,339	$319	$315	$311	$180	$203
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.01%	1.01%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	7.04%	7.40%	8.61%	10.29%	7.12%	6.79%	7.15%	8.33%	9.99%	6.87%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.23%	1.41%	0.93%	1.33%	7.24%	1.48%	1.71%	1.19%	1.59%	7.49%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	6.56%	6.74%	8.43%	9.71%	0.63%	6.31%	6.45%	8.15%	9.40%	0.38%
Portfolio Turnover Rate	22%	91%	78%	100%	11%	22%	91%	78%	100%	11%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
†	Total return excludes sales charge.

(1)  High Yield Bond Fund Class I and Class A commenced operations on April 29, 2008. All ratios for the period have been annualized. Total return for the period has not been annualized.

(2)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

14

	Intermediate Bond Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.38	$11.31	$10.85	$10.75	$10.47		$10.34	$11.40		$11.33	$10.87	$10.76	$10.49		$10.36
Net Investment Income(1)	0.14	0.30	0.35	0.45	0.48		0.46	0.14		0.27	0.32	0.43	0.45		0.43
Realized and Unrealized Gain (Loss) on Investments	(0.04)	0.28	0.46	0.10	0.28		0.11	(0.05)		0.28	0.46	0.11	0.28		0.11
Total from Investment Operations	0.10	0.58	0.81	0.55	0.76		0.57	0.09		0.55	0.78	0.54	0.73		0.54
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.14)	(0.31)	(0.35)	(0.45)	(0.48)		(0.44)	(0.14)		(0.28)	(0.32)	(0.43)	(0.46)		(0.41)
Distributions from Net Realized Capital Gains	–	(0.20)	–	–	–		–	–		(0.20)	–	–	–		–
Total Distributions	(0.14)	(0.51)	(0.35)	(0.45)	(0.48)		(0.44)	(0.14)		(0.48)	(0.32)	(0.43)	(0.46)		(0.41)
Net Asset Value, End of Period	$11.34	$11.38	$11.31	$10.85	$10.75		$10.47	$11.35		$11.40	$11.33	$10.87	$10.76		$10.49

Total Return†	0.92%	5.25%	7.58%	5.35%	7.39%		5.55%	0.76%		4.95%	7.27%	5.19%	7.02%		5.28%

Ratios/Supplemental Data
Net Assets End of Period (000)	$359,990	$360,686	$334,915	$355,284	$356,799		$341,591	$6,883		$7,694	$9,258	$10,018	$8,022		$8,768
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.56%	0.54%		0.56%	0.67	%(3)	0.81%	0.82%	0.81%	0.79%		0.81%
Ratio of Net Investment Income to Average Net Assets	2.54%	2.62%	3.15%	4.29%	4.51%		4.37%	2.39%		2.36%	2.87%	4.02%	4.26%		4.12%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.53%	0.53%	0.53%	0.61%	0.69%		0.71%	0.80%		0.81%	0.82%	0.86%	0.94%		0.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.54%	2.62%	3.15%	4.24%	4.36%		4.22%	2.26%		2.36%	2.87%	3.97%	4.11%		3.97%
Portfolio Turnover Rate(4)	24%	80%	56%	110%	126%		174%	24%		80%	56%	110%	126%		174%

	Intermediate Bond Fund
	Class C
	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.43	$11.36	$10.90	$10.79	$10.51		$10.39
Net Investment Income(1)	0.09	0.19	0.24	0.34	0.37		0.36
Realized and Unrealized Gain (Loss) on Investments	(0.04)	0.28	0.46	0.12	0.29		0.09
Total from Investment Operations	0.05	0.47	0.70	0.46	0.66		0.45
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.09)	(0.20)	(0.24)	(0.35)	(0.38)		(0.33)
Distributions from Net Realized Capital Gains	–	(0.20)	–	–	–		–
Total Distributions	(0.09)	(0.40)	(0.24)	(0.35)	(0.38)		(0.33)
Net Asset Value, End of Period	$11.39	$11.43	$11.36	$10.90	$10.79		$10.51

Total Return†	0.42%	4.19%	6.48%	4.42%	6.33%		4.42%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,189	$1,316	$1,474	$970	$566		$390
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.54%	1.53%	1.52%		1.54%
Ratio of Net Investment Income to Average Net Assets	1.54%	1.64%	2.12%	3.24%	3.53%		3.39%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.53%	1.53%	1.54%	1.58%	1.67%		1.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.54%	1.64%	2.12%	3.19%	3.38%		3.24%
Portfolio Turnover Rate(4)	24%	80%	56%	110%	126%		174%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-l Fees.
(4)

 Due to its investment strategy, the Intermediate Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

15

PNC Fixed Income Funds	Selected Per Share Data and Ratios For the Six Months Ended November 31, 2011 and For the Years Ended May 31, unless otherwise indicated
FINANCIAL HIGHLIGHTS (Unaudited)

	Limited Maturity Bond Fund
	Class I								Class A
	2011*		2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.23		$10.20	$10.11	$9.96	$9.79		$9.70	$10.26		$10.23	$10.14	$9.99	$9.82		$9.73
Net Investment Income(1)	0.07		0.16	0.25	0.38	0.42		0.40	0.07		0.14	0.22	0.34	0.40		0.38
Realized and Unrealized Gain (Loss) on Investments	(0.07)		0.05	0.10	0.14	0.17		0.09	(0.07)		0.05	0.10	0.16	0.16		0.09
Total from Investment Operations	–		0.21	0.35	0.52	0.59		0.49	–		0.19	0.32	0.50	0.56		0.47
Payment from Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–	–	**(2)	–	–	–	–	**(3)	–
Dividends from Net Investment Income	(0.07)		(0.18)	(0.26)	(0.37)	(0.42)		(0.40)	(0.07)		(0.16)	(0.23)	(0.35)	(0.39)		(0.38)
Distributions from Net Realized Capital Gains	–		–	–	–	–		–	–		–	–	–	–		–
Total Distributions	(0.07)		(0.18)	(0.26)	(0.37)	(0.42)		(0.40)	(0.07)		(0.16)	(0.23)	(0.35)	(0.39)		(0.38)
Net Asset Value, End of Period	$10.16		$10.23	$10.20	$10.11	$9.96		$9.79	$10.19		$10.26	$10.23	$10.14	$9.99		$9.82

Total Return†	0.02%		2.11%	3.50%	5.38%	6.07%		5.17%	(0.05)%		1.82%	3.20%	5.11%	5.81%		4.90%

Ratios/Supplemental Data
Net Assets End of Period (000)	$318,386		$314,884	$269,482	$140,015	$139,876		$155,648	$7,017		$7,356	$10,153	$6,842	$2,865		$3,617
Ratio of Expenses to Average Net Assets	0.48%		0.50%	0.50%	0.53%	0.51%		0.51%	0.63	%(4)	0.78%	0.79%	0.79%	0.76%		0.76%
Ratio of Net Investment Income to Average Net Assets	1.42%		1.57%	2.44%	3.78%	4.27%		4.11%	1.28%		1.37%	2.19%	3.45%	4.02%		3.86%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.48%		0.50%	0.50%	0.57%	0.61%		0.61%	0.76%		0.78%	0.79%	0.81%	0.86%		0.86%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.42%		1.57%	2.44%	3.74%	4.17%		4.01%	1.15%		1.37%	2.19%	3.43%	3.92%		3.76%
Portfolio Turnover Rate(5)	40%		54%	83%	86%	95%		143%	40%		54%	83%	86%	95%		143%

	Limited Maturity Bond Fund
	Class C
	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.26		$10.23	$10.14	$9.98	$9.82		$9.73
Net Investment Income(1)	0.02		0.07	0.14	0.26	0.32		0.31
Realized and Unrealized Gain (Loss) on Investments	(0.07)		0.04	0.11	0.18	0.16		0.09
Total from Investment Operations	(0.05)		0.11	0.25	0.44	0.48		0.40
Payment from Affiliate(1)	–	**(2)	–	–	–	–	**(3)	–
Dividends from Net Investment Income	(0.02)		(0.08)	(0.16)	(0.28)	(0.32)		(0.31)
Distributions from Net Realized Capital Gains	–		–	–	–	–		–
Total Distributions	(0.02)		(0.08)	(0.16)	(0.28)	(0.32)		(0.31)
Net Asset Value, End of Period	$10.19		$10.26	$10.23	$10.14	$9.98		$9.82

Total Return†	(0.47)%		1.10%	2.46%	4.45%	4.93%		4.14%

Ratios/Supplemental Data
Net Assets End of Period (000)	$2,423		$3,217	$5,208	$1,630	$411		$422
Ratio of Expenses to Average Net Assets	1.48%		1.50%	1.51%	1.50%	1.49%		1.49%
Ratio of Net Investment Income to Average Net Assets	0.43%		0.68%	1.42%	2.64%	3.29%		3.13%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.48%		1.50%	1.51%	1.52%	1.59%		1.59%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.43%		0.68%	1.42%	2.62%	3.19%		3.03%
Portfolio Turnover Rate(5)	40%		54%	83%	86%	95%		143%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	See Note 9 in Notes to Financial Statements.
(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(4)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(5)

 Due to its investment strategy, the Limited Maturity Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

16

	Total Return Advantage Fund(1)
	Class I							Class A
	2011*		2011	2010	2009	2008	2007	2011*		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.64		$10.36	$9.85	$9.55	$9.51	$9.39	$10.65		$10.36	$9.86	$9.55	$9.51	$9.39
Net Investment Income(2)	0.19		0.39	0.43	0.45	0.47	0.45	0.18		0.36	0.39	0.41	0.42	0.40
Realized and Unrealized Gain (Loss) on Investments	(0.03)		0.30	0.52	0.31	0.05	0.13	(0.04)		0.31	0.50	0.32	0.05	0.13
Total from Investment Operations	0.16		0.69	0.95	0.76	0.52	0.58	0.14		0.67	0.89	0.73	0.47	0.53
Payment from Affiliate(2)	–	**(3)	–	0.01 (4)	–	–	–	–	**(3)	–	0.01 (4)	–	–	–
Dividends from Net Investment Income	(0.19)		(0.41)	(0.44)	(0.46)	(0.48)	(0.46)	(0.18)		(0.38)	(0.39)	(0.42)	(0.43)	(0.41)
Distributions from Net Realized Capital Gains	–		–	(0.01)	–	–	–	–		–	(0.01)	–	–	–
Total Distributions	(0.19)		(0.41)	(0.45)	(0.46)	(0.48)	(0.46)	(0.18)		(0.38)	(0.40)	(0.42)	(0.43)	(0.41)
Net Asset Value, End of Period	$10.61		$10.64	$10.36	$9.85	$9.55	$9.51	$10.61		$10.65	$10.36	$9.86	$9.55	$9.51

Total Return†	1.51%		6.72%	9.90%	8.24%	5.48%	6.22%	1.35%		6.53%	9.32%	7.81%	4.95%	5.68%
Ratios/Supplemental Data
Net Assets End of Period (000)	$255,124		$247,780	$217,946	$113,202	$132,698	$147,511	$6,319		$7,038	$9,213	$482	$713	$886
Ratio of Expenses to Average Net Assets	0.55%		0.58%	0.53%	0.53%	0.53%	0.53%	0.69	%(5)	0.86%	0.83%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	3.55%		3.71%	4.19%	4.80%	4.89%	4.72%	3.43%		3.43%	3.79%	4.30%	4.39%	4.22%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%		0.58%	0.62%	0.68%	0.63%	0.59%	0.84%		0.86%	0.85%	1.18%	1.13%	1.09%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.55%		3.71%	4.10%	4.65%	4.79%	4.66%	3.28%		3.43%	3.77%	4.15%	4.29%	4.16%
Portfolio Turnover Rate(6)	24%		76%	60%	106%	54%	66%	24%		76%	60%	106%	54%	66%

	Total Return Advantage Fund(1)
	Class C
	2011*		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.67		$10.38	$9.86	$9.56	$9.52	$9.39
Net Investment Income(2)	0.14		0.28	0.33	0.36	0.37	0.33
Realized and Unrealized Gain (Loss) on Investments	(0.04)		0.31	0.53	0.31	0.05	0.16
Total from Investment Operations	0.10		0.59	0.86	0.67	0.42	0.49
Payment from Affiliate(2)	–	**(3)	–	0.01 (4)	–	–	–
Dividends from Net Investment Income	(0.14)		(0.30)	(0.34)	(0.37)	(0.38)	(0.36)
Distributions from Net Realized Capital Gains	–		–	(0.01)	–
Total Distributions	(0.14)		(0.30)	(0.35)	(0.37)	(0.38)	(0.36)
Net Asset Value, End of Period	$10.63		$10.67	$10.38	$9.86	$9.56	$9.52

Total Return†	0.91%		5.76%	8.87%	7.18%	4.43%	5.26%
Ratios/Supplemental Data
Net Assets End of Period (000)	$569		$472	$331	$162	$165	$201
Ratio of Expenses to Average Net Assets	1.55%		1.58%	1.53%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	2.54%		2.69%	3.19%	3.80%	3.89%	3.71%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.55%		1.58%	1.62%	1.68%	1.63%	1.60%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.54%		2.69%	3.10%	3.65%	3.79%	3.64%
Portfolio Turnover Rate(6)	24%		76%	60%	106%	54%	66%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)

 On February 1, 2010, PNC Total Return Bond Fund was reorganized into the Allegiant Total Return Advantage Fund. The activity in the table presented above is for the accounting survivor, PNC Total Return Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 1.00659296, 1.00644841, and 1.00485957 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 9 in Notes to Financial Statements.
(4)	See Note 8 in Notes to Financial Statements.
(5)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(6)

 Due to its investment strategy, the Total Return Advantage Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See Notes to Financial Statements.

17

PNC Fixed Income Funds	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS (Unaudited)	For the Six Months Ended November 31, 2011 and For the Years Ended May 31, unless otherwise indicated

	Ultra Short Bond Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.01	$10.05	$10.07	$10.00	$9.89		$9.84	$10.03		$10.06	$10.08	$10.02	$9.88		$9.83
Net Investment Income(1)	0.03	0.06	0.13	0.31	0.43		0.44	0.03		0.06	0.11	0.23	0.41		0.41
Realized and Unrealized Gain (Loss) on Investments	(0.04)	0.01	0.02	0.09	0.11		0.04	(0.05)		(0.01)	0.02	0.14	0.13		0.04
Total from Investment Operations	(0.01)	0.07	0.15	0.40	0.54		0.48	(0.02)		0.05	0.13	0.37	0.54		0.45
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.03)	(0.11)	(0.17)	(0.33)	(0.43)		(0.43)	(0.03)		(0.08)	(0.15)	(0.31)	(0.40)		(0.40)
Distributions from Net Realized Capital Gains	–	–	–	–	–		–	–		–	–	–	–		–
Total Distributions	(0.03)	(0.11)	(0.17)	(0.33)	(0.43)		(0.43)	(0.03)		(0.08)	(0.15)	(0.31)	(0.40)		(0.40)
Net Asset Value, End of Period	$9.97	$10.01	$10.05	$10.07	$10.00		$9.89	$9.98		$10.03	$10.06	$10.08	$10.02		$9.88

Total Return†	(0.08)%	0.71%	1.54%	4.12%	5.52%		4.97%	(0.21)%		0.54%	1.25%	3.74%	5.58%		4.71%

Ratios/Supplemental Data
Net Assets End of Period (000)	$526,237	$515,482	$339,187	$91,445	$64,966		$71,115	$7,647		$8,233	$21,663	$11,846	$231		$1,408
Ratio of Expenses to Average Net Assets	0.33%	0.35%	0.39%	0.40%	0.37%		0.35%	0.39	%(3)	0.64%	0.67%	0.66%	0.62%		0.60%
Ratio of Net Investment Income to Average
Net Assets	0.63%	0.59%	1.25%	3.14%	4.32%		4.39%	0.58%		0.62%	1.12%	2.29%	4.07%		4.14%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.33%	0.35%	0.39%	0.47%	0.57%		0.55%	0.61%		0.64%	0.67%	0.67%	0.82%		0.80%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	0.63%	0.59%	1.25%	3.07%	4.12%		4.19%	0.36%		0.62%	1.12%	2.28%	3.87%		3.94%
Portfolio Turnover Rate(4)	53%	68%	71%	101%	116%		111%	53%		68%	71%	101%	116%		111%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.
(4)

Due to its investment strategy, the Ultra Short Bond Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, and may lower Fund performance.

See	Notes to Financial Statements.

18

	Intermediate Tax Exempt Bond Fund(1)
	Class I						Class A
	2011*	2011	2010	2009	2008	2007	2011*		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.76	$9.81	$9.69	$9.55	$9.49	$9.51	$9.72		$9.84	$9.71	$9.57	$9.51	$9.53
Net Investment Income(2)	0.13	0.25	0.27	0.29	0.33	0.34	0.12		0.22	0.24	0.24	0.29	0.30
Realized and Unrealized Gain (Loss) on Investments	0.22	0.15	0.27	0.18	0.11	(0.01)	0.22		0.08	0.27	0.18	0.11	(0.01)
Total from Investment Operations	0.35	0.40	0.54	0.47	0.44	0.33	0.34		0.30	0.51	0.42	0.40	0.29
Dividends from Net Investment Income	(0.13)	(0.25)	(0.28)	(0.29)	(0.33)	(0.34)	(0.12)		(0.22)	(0.24)	(0.24)	(0.29)	(0.30)
Distributions from Net Realized Capital Gains	–	(0.20)	(0.14)	(0.04)	(0.05)	(0.01)	–		(0.20)	(0.14)	(0.04)	(0.05)	(0.01)
Total Distributions	(0.13)	(0.45)	(0.42)	(0.33)	(0.38)	(0.35)	(0.12)		(0.42)	(0.38)	(0.28)	(0.34)	(0.31)
Net Asset Value, End of Period	$9.98	$9.76	$9.81	$9.69	$9.55	$9.49	$9.94		$9.72	$9.84	$9.71	$9.57	$9.51

Total Return†	3.58%	4.18%	5.72%	5.02%	4.82%	3.49%	3.51%		3.16%	5.32%	4.49%	4.29%	2.97%

Ratios/Supplemental Data
Net Assets End of Period (000)	$131,357	$132,330	$141,189	$89,520	$81,891	$81,317	$4,202		$5,270	$4,958	$640	$649	$821
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.69	%(3)	0.81%	0.85%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.58%	2.57%	2.81%	3.00%	3.52%	3.59%	2.42%		2.29%	2.41%	2.50%	3.02%	3.09%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.56%	0.70%	0.83%	0.84%	0.77%	0.83%		0.84%	0.93%	1.33%	1.34%	1.27%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.56%	2.54%	2.64%	2.70%	3.21%	3.35%	2.28%		2.26%	2.33%	2.20%	2.71%	2.85%
Portfolio Turnover Rate	7%	37%	111%	64%	143%	22%	7%		37%	111%	64%	143%	22%

	Intermediate Tax Exempt Bond Fund(1)
	Class C
	2011*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.63	$9.77	$9.63	$9.50	$9.44	$9.45
Net Investment Income(2)	0.08	0.15	0.16	0.19	0.24	0.25
Realized and Unrealized Gain (Loss) on Investments	0.21	0.06	0.30	0.16	0.11	–
Total from Investment Operations	0.29	0.21	0.46	0.35	0.35	0.25
Dividends from Net Investment Income	(0.08)	(0.15)	(0.18)	(0.18)	(0.24)	(0.25)
Distributions from Net Realized Capital Gains	–	(0.20)	(0.14)	(0.04)	(0.05)	(0.01)
Total Distributions	(0.08)	(0.35)	(0.32)	(0.22)	(0.29)	(0.26)
Net Asset Value, End of Period	$9.84	$9.63	$9.77	$9.63	$9.50	$9.44

Total Return†	2.99%	2.21%	4.87%	3.75%	3.78%	2.57%

Ratios/Supplemental Data
Net Assets End of Period (000)	$315	$293	$169	$7	$108	$105
Ratio of Expenses to Average Net Assets	1.53%	1.52%	1.50%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.58%	1.56%	1.65%	2.00%	2.52%	2.59%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.54%	1.55%	1.56%	1.83%	1.84%	1.77%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.57%	1.53%	1.59%	1.70%	2.21%	2.35%
Portfolio Turnover Rate	7%	37%	111%	64%	143%	22%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
†	Total return excludes sales charge.
(1)

On February 1, 2010, PNC National Tax-Exempt Bond Fund was reorganized into the Allegiant Intermediate Tax Exempt Bond Fund. The activity in the table presented above is for the accounting survivor, PNC National Tax-Exempt Bond Fund, for periods prior to the date of the reorganization and for the combined fund thereafter. The net asset values and other per share information presented above for periods prior to the reorganization have been restated to reflect the share conversion ratios of 0.99731521, 0.99686595, and 1.00306218 for Class I, Class A and Class C shares, respectively. See Note 1 in Notes to Financial Statements.

(2)	Per share data calculated using average shares outstanding method.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

19

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS (Unaudited)	Selected Per Share Data and Ratios For the Six Months Ended November 31, 2011 and For the Years Ended May 31, unless otherwise indicated

	Maryland Tax Exempt Bond Fund
	Class I						Class A
	2011*	2011	2010	2009	2008	2007	2011*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.27	$11.25	$11.05	$10.82	$10.78	$10.77	$11.27	$11.24	$11.05	$10.82	$10.78	$10.77
Net Investment Income(1)	0.16	0.32	0.31	0.35	0.39	0.40	0.15	0.29	0.26	0.29	0.34	0.34
Realized and Unrealized Gain (Loss) on Investments	0.19	0.02	0.20	0.23	0.04	0.01	0.19	0.03	0.19	0.23	0.04	0.01
Total from Investment Operations	0.35	0.34	0.51	0.58	0.43	0.41	0.34	0.32	0.45	0.52	0.38	0.35
Dividends from Net Investment Income	(0.16)	(0.32)	(0.31)	(0.35)	(0.39)	(0.40)	(0.15)	(0.29)	(0.26)	(0.29)	(0.34)	(0.34)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–	–	–	–	–	–	–
Total Distributions	(0.16)	(0.32)	(0.31)	(0.35)	(0.39)	(0.40)	(0.15)	(0.29)	(0.26)	(0.29)	(0.34)	(0.34)
Net Asset Value, End of Period	$11.46	$11.27	$11.25	$11.05	$10.82	$10.78	$11.46	$11.27	$11.24	$11.05	$10.82	$10.78

Total Return†	3.13%	3.08%	4.65%	5.46%	4.08%	3.83%	3.02%	2.88%	4.11%	4.94%	3.56%	3.32%

Ratios/Supplemental Data
Net Assets End of Period (000)	$72,409	$71,256	$78,154	$67,455	$52,261	$48,742	$798	$725	$635	$614	$604	$928
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.52%	0.53%	0.53%	0.53%	0.74%	0.81%	0.95%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	2.82%	2.86%	2.75%	3.21%	3.62%	3.68%	2.60%	2.57%	2.32%	2.71%	3.12%	3.18%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.54%	0.56%	0.75%	0.93%	0.96%	0.85%	0.82%	0.84%	1.19%	1.43%	1.46%	1.35%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.81%	2.83%	2.52%	2.81%	3.19%	3.36%	2.52%	2.55%	2.08%	2.31%	2.69%	2.86%
Portfolio Turnover Rate	13%	19%	43%	29%	39%	9%	13%	19%	43%	29%	39%	39%

	Maryland Tax Exempt Bond Fund
	Class C
	2011*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.27	$11.25	$11.05	$10.83	$10.78	$10.77
Net Investment Income(1)	0.11	0.21	0.20	0.24	0.28	0.29
Realized and Unrealized Gain (Loss) on Investments	0.18	0.02	0.20	0.22	0.05	0.01
Total from Investment Operations	0.29	0.23	0.40	0.46	0.33	0.30
Dividends from Net Investment Income	(0.10)	(0.21)	(0.20)	(0.24)	(0.28)	(0.29)
Distributions from Net Realized Capital Gains	–	–	–	–	–	–
Total Distributions	(0.10)	(0.21)	(0.20)	(0.24)	(0.28)	(0.29)
Net Asset Value, End of Period	$11.46	$11.27	$11.25	$11.05	$10.83	$10.78

Total Return†	2.57%	2.07%	3.61%	4.29%	3.14%	2.80%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1	$1	$12	$12	$118	$114
Ratio of Expenses to Average Net Assets	1.53%	1.48%	1.52%	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	1.89%	1.88%	1.75%	2.21%	2.62%	2.67%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.53%	1.50%	1.76%	1.93%	1.96%	1.85%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.89%	1.86%	1.51%	1.81%	2.19%	2.35%
Portfolio Turnover Rate	13%	19%	43%	29%	39%	9%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

20

	Michigan Intermediate Municipal Bond Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.71	$9.98	$9.96	$10.07	$10.16		$10.38	$9.71		$9.98	$9.96	$10.06	$10.15		$10.37
Net Investment Income(1)	0.14	0.32	0.36	0.38	0.41		0.44	0.13		0.30	0.33	0.36	0.39		0.41
Realized and Unrealized Gain (Loss) on Investments	0.20	0.05	0.11	– **	0.11		(0.08)	0.20		0.04	0.11	0.01	0.11		(0.08)
Total from Investment Operations	0.34	0.37	0.47	0.38	0.52		0.36	0.33		0.34	0.44	0.37	0.50		0.33
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.14)	(0.32)	(0.36)	(0.38)	(0.41)		(0.44)	(0.13)		(0.29)	(0.33)	(0.36)	(0.39)		(0.41)
Distributions from Net Realized Capital Gains	–	(0.32)	(0.08)	(0.11)	(0.20)		(0.14)	–		(0.32)	(0.08)	(0.11)	(0.20)		(0.14)
Total Distributions	(0.14)	(0.64)	(0.45)	(0.49)	(0.61)		(0.58)	(0.13)		(0.61)	(0.42)	(0.47)	(0.59)		(0.55)
Net Asset Value, End of Period	$9.91	$9.71	$9.98	$9.96	$10.07		$10.16	$9.91		$9.71	$9.98	$9.96	$10.06		$10.15

Total Return†	3.55%	3.85%	4.78%	3.92%	5.24%		3.48%	3.46%		3.58%	4.49%	3.76%	4.97%		3.22%

Ratios/Supplemental Data
Net Assets End of Period (000)	$13,391	$15,019	$21,843	$26,883	$36,528		$42,756	$6,492		$7,572	$10,817	$10,808	$11,971		$13,460
Ratio of Expenses to Average Net Assets	0.67%	0.66%	0.62%	0.62%	0.60%		0.58%	0.86	%(3)	0.93%	0.89%	0.88%	0.85%		0.83%
Ratio of Net Investment Income to Average Net Assets	2.91%	3.26%	3.63%	3.86%	4.07%		4.22%	2.73%		3.00%	3.35%	3.60%	3.82%		3.97%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.67%	0.66%	0.62%	0.68%	0.75%		0.73%	0.94%		0.93%	0.89%	0.93%	1.00%		0.98%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.91%	3.26%	3.63%	3.80%	3.92%		4.07%	2.65%		3.00%	3.35%	3.55%	3.67%		3.82%
Portfolio Turnover Rate	34%	22%	16%	6%	42%		47%	34%		22%	16%	6%	42%		47%

	Michigan Intermediate Municipal Bond Fund
	Class C
	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$9.73	$10.00	$9.98	$10.09	$10.17		$10.39
Net Investment Income(1)	0.09	0.22	0.26	0.29	0.31		0.34
Realized and Unrealized Gain (Loss) on Investments	0.20	0.05	0.11	– **	0.12		(0.08)
Total from Investment Operations	0.29	0.27	0.37	0.29	0.43		0.26
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.09)	(0.22)	(0.26)	(0.29)	(0.31)		(0.34)
Distributions from Net Realized Capital Gains	–	(0.32)	(0.08)	(0.11)	(0.20)		(0.14)
Total Distributions	(0.09)	(0.54)	(0.35)	(0.40)	(0.51)		(0.48)
Net Asset Value, End of Period	$9.93	$9.73	$10.00	$9.98	$10.09		$10.17

Total Return†	3.03%	2.83%	3.73%	2.89%	4.31%		2.49%

Ratios/Supplemental Data
Net Assets End of Period (000)	$87	$71	$73	$82	$55		$40
Ratio of Expenses to Average Net Assets	1.66%	1.66%	1.62%	1.61%	1.59%		1.56%
Ratio of Net Investment Income to Average Net Assets	1.90%	2.26%	2.62%	2.84%	3.08%		3.24%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.66%	1.66%	1.62%	1.66%	1.74%		1.71%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.90%	2.26%	2.62%	2.79%	2.93%		3.09%
Portfolio Turnover Rate	34%	22%	16%	6%	42%		47%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

21

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS (Unaudited)	Selected Per Share Data and Ratios For the Six Months Ended November 31, 2011 and For the Years Ended May 31, unless otherwise indicated

	Ohio Intermediate Tax Exempt Bond Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.34	$11.40	$11.28	$11.09	$10.93		$10.94	$11.31		$11.36	$11.25	$11.05	$10.89		$10.91
Net Investment Income(1)	0.18	0.36	0.38	0.40	0.41		0.41	0.17		0.33	0.35	0.37	0.38		0.38
Realized and Unrealized Gain (Loss) on Investments	0.21	0.07	0.17	0.19	0.16		(0.01)	0.21		0.08	0.16	0.20	0.16		(0.02)
Total from Investment Operations	0.39	0.43	0.55	0.59	0.57		0.40	0.38		0.41	0.51	0.57	0.54		0.36
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.18)	(0.36)	(0.38)	(0.40)	(0.41)		(0.41)	(0.17)		(0.33)	(0.35)	(0.37)	(0.38)		(0.38)
Distributions from Net Realized Capital Gains	–	(0.13)	(0.05)	–	–		–	–		(0.13)	(0.05)	–	–		–
Total Distributions	(0.18)	(0.49)	(0.43)	(0.40)	(0.41)		(0.41)	(0.17)		(0.46)	(0.40)	(0.37)	(0.38)		(0.38)
Net Asset Value, End of Period	$11.55	$11.34	$11.40	$11.28	$11.09		$10.93	$11.52		$11.31	$11.36	$11.25	$11.05		$10.89

Total Return†	3.42%	3.85%	5.00%	5.43%	5.33%		3.69%	3.35%		3.66%	4.61%	5.27%	5.08%		3.33%

Ratios/Supplemental Data
Net Assets End of Period (000)	$84,093	$86,010	$96,103	$100,947	$109,258		$125,426	$8,593		$9,887	$11,660	$12,439	$9,772		$10,094
Ratio of Expenses to Average Net Assets	0.55%	0.55%	0.54%	0.57%	0.55%		0.56%	0.70	%(3)	0.83%	0.83%	0.82%	0.80%		0.81%
Ratio of Net Investment Income to Average Net Assets	3.06%	3.17%	3.37%	3.60%	3.74%		3.72%	2.92%		2.89%	3.08%	3.34%	3.49%		3.47%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.55%	0.55%	0.54%	0.62%	0.70%		0.71%	0.83%		0.83%	0.83%	0.87%	0.95%		0.96%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	3.06%	3.17%	3.37%	3.55%	3.59%		3.57%	2.79%		2.89%	3.08%	3.29%	3.34%		3.32%
Portfolio Turnover Rate	14%	14%	33%	11%	18%		39%	14%		14%	33%	11%	18%		39%

	Ohio Intermediate Tax Exempt Bond Fund
	Class C
	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$11.28	$11.35	$11.23	$11.04	$10.88		$10.89
Net Investment Income(1)	0.12	0.24	0.26	0.29	0.30		0.30
Realized and Unrealized Gain (Loss) on Investments	0.20	0.06	0.18	0.19	0.16		(0.01)
Total from Investment Operations	0.32	0.30	0.44	0.48	0.46		0.29
Payment from Affiliate (1)	–	–	–	–	–**(2)		–
Dividends from Net Investment Income	(0.12)	(0.24)	(0.26)	(0.29)	(0.30)		(0.30)
Distributions from Net Realized Capital Gains	–	(0.13)	(0.05)	–	–		–
Total Distributions	(0.12)	(0.37)	(0.32)	(0.29)	(0.30)		(0.30)
Net Asset Value, End of Period	$11.48	$11.28	$11.35	$11.23	$11.04		$10.88

Total Return†	2.83%	2.73%	3.96%	4.43%	4.31%		2.68%

Ratios/Supplemental Data
Net Assets End of Period (000)	$877	$1,009	$976	$635	$648		$612
Ratio of Expenses to Average Net Assets	1.55%	1.55%	1.55%	1.54%	1.53%		1.54%
Ratio of Net Investment Income to Average Net Assets	2.07%	2.17%	2.34%	2.62%	2.76%		2.74%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.55%	1.55%	1.55%	1.59%	1.68%		1.69%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.07%	2.17%	2.34%	2.57%	2.61%		2.59%
Portfolio Turnover Rate	14%	14%	33%	11%	18%		39%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See	Notes to Financial Statements.

22

	Pennsylvania Intermediate Municipal Bond Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.32	$10.67	$10.50	$10.40	$10.28		$10.28	$10.34		$10.69	$10.52	$10.42	$10.30		$10.30
Net Investment Income(1)	0.15	0.31	0.32	0.34	0.36		0.37	0.14		0.28	0.29	0.32	0.34		0.34
Realized and Unrealized Gain (Loss) on Investments	0.18	0.06	0.22	0.18	0.17		0.03	0.18		0.06	0.22	0.18	0.17		0.03
Total from Investment Operations	0.33	0.37	0.54	0.52	0.53		0.40	0.32		0.34	0.51	0.50	0.51		0.37
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–	–		–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.15)	(0.31)	(0.32)	(0.34)	(0.36)		(0.37)	(0.14)		(0.28)	(0.29)	(0.32)	(0.34)		(0.34)
Distributions from Net Realized Capital Gains	–	(0.41)	(0.05)	(0.08)	(0.05)		(0.03)	–		(0.41)	(0.05)	(0.08)	(0.05)		(0.03)
Total Distributions	(0.15)	(0.72)	(0.37)	(0.42)	(0.41)		(0.40)	(0.14)		(0.69)	(0.34)	(0.40)	(0.39)		(0.37)
Net Asset Value, End of Period	$10.50	$10.32	$10.67	$10.50	$10.40		$10.28	$10.52		$10.34	$10.69	$10.52	$10.42		$10.30

Total Return†	3.23%	3.71%	5.26%	5.18%	5.23%		3.89%	3.12%		3.43%	4.97%	4.92%	4.96%		3.63%

Ratios/Supplemental Data
Net Assets End of Period (000)	$25,220	$26,114	$28,931	$32,304	$34,317		$37,521	$3,196		$3,061	$3,932	$2,738	$2,199		$2,002
Ratio of Expenses to Average Net Assets	0.61%	0.61%	0.59%	0.60%	0.57%		0.58%	0.81	%(3)	0.88%	0.87%	0.85%	0.82%		0.83%
Ratio of Net Investment Income to Average Net Assets	2.91%	2.96%	3.03%	3.32%	3.48%		3.54%	2.71%		2.69%	2.71%	3.06%	3.23%		3.29%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.61%	0.61%	0.59%	0.65%	0.72%		0.73%	0.88%		0.88%	0.87%	0.90%	0.97%		0.98%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	2.91%	2.96%	3.03%	3.27%	3.33%		3.39%	2.64%		2.69%	2.71%	3.01%	3.08%		3.14%
Portfolio Turnover Rate	14%	14%	55%	17%	25%		29%	14%		14%	55%	17%	25%		29%

	Pennsylvania Intermediate Municipal Bond Fund
	Class C
	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$10.34	$10.69	$10.51	$10.41	$10.29		$10.30
Net Investment Income(1)	0.10	0.20	0.21	0.23	0.26		0.27
Realized and Unrealized Gain (Loss) on Investments	0.17	0.07	0.23	0.19	0.17		0.02
Total from Investment Operations	0.27	0.27	0.44	0.42	0.43		0.29
Payment from Affiliate(1)	–	–	–	–	–	**(2)	–
Dividends from Net Investment Income	(0.10)	(0.21)	(0.21)	(0.24)	(0.26)		(0.27)
Distributions from Net Realized Capital Gains	–	(0.41)	(0.05)	(0.08)	(0.05)		(0.03)
Total Distributions	(0.10)	(0.62)	(0.26)	(0.32)	(0.31)		(0.30)
Net Asset Value, End of Period	$10.51	$10.34	$10.69	$10.51	$10.41		$10.29

Total Return†	2.62%	2.69%	4.30%	4.15%	4.19%		2.78%

Ratios/Supplemental Data
Net Assets End of Period (000)	$1,017	$1,015	$1,954	$1,768	$620		$544
Ratio of Expenses to Average Net Assets	1.61%	1.61%	1.60%	1.58%	1.56%		1.57%
Ratio of Net Investment Income to Average Net Assets	1.91%	1.93%	2.02%	2.24%	2.49%		2.55%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.61%	1.61%	1.60%	1.61%	1.71%		1.72%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.91%	1.93%	2.02%	2.21%	2.34%		2.40%
Portfolio Turnover Rate	14%	14%	55%	17%	25%		29%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.
(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(3)	See Note 3 in Notes to Financial Statements regarding Distribution/12b-1 Fees.

See Notes to Financial Statements.

23

PNC Fixed Income Funds FINANCIAL HIGHLIGHTS (Unaudited)	Selected Per Share Data and Ratios For the Six Months Ended November 31, 2011 and For the Years Ended May 31, unless otherwise indicated

	Tax Exempt Limited Maturity Bond Fund
	Class I						Class A
	2011*	2011	2010	2009	2008	2007	2011*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.44	$10.39	$10.26	$10.07	$9.86	$9.86	$10.45	$10.39	$10.27	$10.07	$9.87	$9.86
Net Investment Income(1)	0.10	0.20	0.23	0.27	0.32	0.30	0.09	0.17	0.18	0.22	0.27	0.25
Realized and Unrealized Gain (Loss) on Investments	0.07	0.05	0.13	0.19	0.21	—	0.07	0.06	0.12	0.20	0.20	0.01
Total from Investment Operations	0.17	0.25	0.36	0.46	0.53	0.30	0.16	0.23	0.30	0.42	0.47	0.26
Dividends from Net Investment Income	(0.10)	(0.20)	(0.23)	(0.27)	(0.32)	(0.30)	(0.09)	(0.17)	(0.18)	(0.22)	(0.27)	(0.25)
Distributions from Net Realized Capital Gains	—	—	—	—	—	—	—	—	—	—	—	—
Total Distributions	(0.10)	(0.20)	(0.23)	(0.27)	(0.32)	(0.30)	(0.09)	(0.17)	(0.18)	(0.22)	(0.27)	(0.25)
Net Asset Value, End of Period	$10.51	$10.44	$10.39	$10.26	$10.07	$9.86	$10.52	$10.45	$10.39	$10.27	$10.07	$9.87

Total Return†	1.61%	2.40%	3.53%	4.61%	5.41%	3.05%	1.52%	2.21%	2.98%	4.20%	4.77%	2.64%

Ratios/Supplemental Data
Net Assets End of Period (000)	$128,336	$128,926	$119,047	$75,564	$61,947	$59,047	$516	$522	$815	$927	$864	$932
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.52%	0.53%	0.53%	0.53%	0.70%	0.81%	0.96%	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	1.86%	1.89%	2.21%	2.63%	3.15%	3.01%	1.69%	1.61%	1.77%	2.13%	2.65%	2.52%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.54%	0.55%	0.71%	0.87%	0.90%	0.79%	0.83%	0.83%	1.16%	1.37%	1.40%	1.30%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	1.85%	1.87%	2.02%	2.29%	2.78%	2.75%	1.56%	1.59%	1.57%	1.79%	2.28%	2.25%
Portfolio Turnover Rate	9%	43%	79%	77%	120%	13%	9%	43%	79%	77%	120%	13%

	Tax Exempt Limited Maturity Bond Fund
	Class C
	2011*	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.44	$10.38	$10.26	$10.07	$9.86	$9.86
Net Investment Income(1)	0.05	0.09	0.13	0.17	0.22	0.20
Realized and Unrealized Gain (Loss) on
Investments	0.07	0.06	0.12	0.19	0.21	—
Total from Investment Operations	0.12	0.15	0.25	0.36	0.43	0.20
Dividends from Net Investment Income	(0.05)	(0.09)	(0.13)	(0.17)	(0.22)	(0.20)
Distributions from Net Realized Capital
Gains	—	—	—	—	—	—
Total Distributions	(0.05)	(0.09)	(0.13)	(0.17)	(0.22)	(0.20)
Net Asset Value, End of Period	$10.51	$10.44	$10.38	$10.26	$10.07	$9.86

Total Return†	1.11%	1.49%	2.40%	3.58%	4.36%	2.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$23	$33	$34	$33	$111	$107
Ratio of Expenses to Average Net Assets	1.51%	1.52%	1.52%	1.52%	1.53%	1.53%
Ratio of Net Investment Income to Average
Net Assets	0.88%	0.89%	1.21%	1.64%	2.15%	2.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	1.51%	1.54%	1.72%	1.86%	1.90%	1.79%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	0.88%	0.87%	1.01%	1.30%	1.78%	1.75%
Portfolio Turnover Rate	9%	43%	79%	77%	120%	13%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
†	Total return excludes sales charge.
(1)	Per share data calculated using average shares outstanding method.

See Notes to Financial Statements.

24

PNC Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 7.1%
Automotive — 3.4%
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	$1,800	$1,833
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	2,225	2,279
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	2,280	2,322

		6,434

Credit Cards — 1.4%
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	240	244
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	2,420	2,467

		2,711

Utilities — 2.3%
JCP&L Transition Funding LLC,
Series 2002-A, Cl A3
5.810%, 12/05/15	939	988
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	2,705	3,224

		4,212

Total Asset Backed Securities (Cost $12,616)		13,357

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
Freddie Mac,
Series 2773, Cl CD
4.500%, 04/15/24	3,817	4,119
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	1,649	1,723

Total Collateralized Mortgage Obligations
(Cost $5,337)		5,842

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.5%
Credit Suisse First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	4,200	4,633

Total Commercial Mortgage-Backed Securities
(Cost $4,156)		4,633

CORPORATE BONDS — 30.5%
Automotive — 0.3%
BorgWarner
4.625%, 09/15/20	580	607

Cable — 2.1%
DIRECTV Holdings LLC
4.600%, 02/15/21	915	921

	Par (000)	Value (000)

Discovery Communications LLC
4.375%, 06/15/21	$350	$361
Historic TW
6.625%, 05/15/29	556	628
NBCUniversal Media LLC
5.150%, 04/30/20	735	795
News America
8.450%, 08/01/34	538	625
Viacom
3.500%, 04/01/17	500	512

		3,842

Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	499	571

Energy — 3.4%
Anadarko Petroleum
8.700%, 03/15/19	550	698
Burlington Resources Finance
7.200%, 08/15/31	450	602
EQT
8.125%, 06/01/19	470	535
Hess
5.600%, 02/15/41	500	531
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	872	963
Nexen
5.875%, 03/10/35	928	894
ONEOK Partners LP
6.125%, 02/01/41	355	396
Petrobras International Finance
3.875%, 01/27/16	705	715
Suncor Energy
6.100%, 06/01/18	415	485
Weatherford International
5.125%, 09/15/20	605	622

		6,441

Financials — 9.7%
American Express
7.000%, 03/19/18	270	316
Ameriprise Financial
7.300%, 06/28/19	390	464
Bank of America
5.750%, 12/01/17	1,680	1,532
Barclays Bank PLC
6.750%, 05/22/19	670	713
BBVA U.S. Senior, S.A. Unipersonal
3.250%, 05/16/14	1,100	1,020
Capital One Bank USA NA
8.800%, 07/15/19	325	378
Capital One Financial
3.150%, 07/15/16	460	459
Caterpillar Financial Services (MTN)
5.450%, 04/15/18	650	749
Citigroup
6.010%, 01/15/15	822	851
4.875%, 05/07/15	490	485
Credit Suisse
5.400%, 01/14/20	775	707
First Niagara Financial Group
6.750%, 03/19/20	700	763

See Notes to Financial Statements.

25

PNC Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
CORPORATE BONDS — continued
Financials — continued
General Electric Capital
5.500%, 01/08/20	$255	$274
4.625%, 01/07/21	745	739
General Electric Capital (MTN)
5.625%, 09/15/17	490	538
Goldman Sachs Group
5.950%, 01/18/18	690	685
6.150%, 04/01/18	505	504
HSBC Bank USA NA
4.625%, 04/01/14	150	154
4.875%, 08/24/20	600	554
International Lease Finance
6.500%, 09/01/14 144A	350	354
JPMorgan Chase
6.000%, 01/15/18	1,800	1,975
4.625%, 05/10/21	505	503
Mellon Funding
5.500%, 11/15/18	225	247
Merrill Lynch (MTN)
6.875%, 04/25/18	215	203
Morgan Stanley
2.875%, 07/28/14	200	185
4.000%, 07/24/15	450	412
5.450%, 01/09/17	650	599
Nordea Bank AB
4.875%, 05/13/21 144A	575	486
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	900	829
Wachovia Capital Trust III
5.570%, 03/29/49(A)	550	465

		18,143

Food, Beverage & Tobacco — 0.4%
Anheuser-Busch InBev Worldwide
7.750%, 01/15/19	625	805

Healthcare — 0.9%
Amgen
1.875%, 11/15/14	330	332
Johnson & Johnson
5.950%, 08/15/37	690	899
Teva Pharmaceutical Finance BV
2.400%, 11/10/16	410	411

		1,642

Industrials — 0.9%
CRH America
4.125%, 01/15/16	610	606
L-3 Communications
4.950%, 02/15/21	510	496
Republic Services
5.700%, 05/15/41	580	653

		1,755

Insurance — 2.4%
AON
3.500%, 09/30/15	575	587
Hartford Financial Services Group
6.300%, 03/15/18	465	477
MetLife
7.717%, 02/15/19	520	633

	Par (000)	Value (000)

6.400%, 12/15/36	$520	$472
Principal Financial Group
8.875%, 05/15/19	625	760
Prudential Financial
7.375%, 06/15/19	685	785
5.375%, 06/21/20	75	78
Reinsurance Group of America
6.450%, 11/15/19	720	798

		4,590

Materials — 0.9%
ArcelorMittal
7.000%, 10/15/39	710	625
Dow Chemical
4.250%, 11/15/20	465	467
International Paper
7.500%, 08/15/21	460	550

		1,642

Real Estate Investment Trusts — 2.3%
CommonWealth REIT
5.875%, 09/15/20	785	774
Digital Realty Trust LP
4.500%, 07/15/15	750	761
Health Care REIT
5.250%, 01/15/22	715	687
ProLogis LP
4.500%, 08/15/17	320	317
6.625%, 12/01/19	370	397
Realty Income
6.750%, 08/15/19	705	798
WEA Finance LLC
4.625%, 05/10/21 144A	615	590

		4,324

Retail — 1.3%
AutoZone
4.000%, 11/15/20	610	609
Home Depot
5.875%, 12/16/36	435	505
Kroger
6.400%, 08/15/17	265	313
Wal-Mart Stores
5.250%, 09/01/35	650	727
5.625%, 04/01/40	175	206

		2,360

Technology — 1.0%
Hewlett-Packard
3.000%, 09/15/16	725	743
KLA-Tencor
6.900%, 05/01/18	570	643
Xerox
6.400%, 03/15/16	500	556

		1,942

Telecommunications — 1.8%
America Movil SAB de CV
5.000%, 03/30/20	630	673
AT&T
6.300%, 01/15/38	500	582

See Notes to Financial Statements.

26

	Par (000)	Value (000)
CORPORATE BONDS — continued
Telecommunications — continued
Bellsouth Capital Funding
7.875%, 02/15/30	$145	$188
GTE
6.940%, 04/15/28	805	984
Telefonica Emisiones SAU
3.992%, 02/16/16	910	852

		3,279

Transportation — 0.3%
Ryder System (MTN)
3.150%, 03/02/15	565	579

Utilities — 2.5%
Bruce Mansfield Unit
6.850%, 06/01/34	558	597
Dominion Resources
6.400%, 06/15/18	435	523
Exelon Generation LLC
5.750%, 10/01/41	735	823
Midamerican Energy Holdings
6.125%, 04/01/36	410	488
Nisource Finance
6.400%, 03/15/18	405	465
Progress Energy
7.050%, 03/15/19	580	710
Puget Sound Energy
5.757%, 10/01/39	395	474
Toledo Edison
7.250%, 05/01/20	495	618

		4,698

Total Corporate Bonds
(Cost $55,370)		57,220

MUNICIPAL BONDS — 0.6%
Ohio — 0.3%
Ohio State University General Receipts (RB)
4.910%, 06/01/40	435	485

Texas — 0.3%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	555	639

Total Municipal Bonds
(Cost $988)		1,124

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 30.3%
Federal Home Loan Mortgage Corporation — 1.5%
9.500%, 10/01/20	48	54
8.500%, 09/01/16	2	2
8.000%, 07/01/25	43	51
7.000%, 11/01/28	212	242
4.500%, 07/01/40	2,295	2,419

		2,768

Federal National Mortgage Association — 27.5%
9.500%, 05/01/18	8	8
9.000%, 11/01/24	84	98
7.000%, 10/01/33	81	92
6.000%, 07/01/28	0	1
6.000%, 01/01/34	95	105
6.000%, 09/01/36	979	1,084

	Par (000)	Value (000)

6.000%, 02/01/37	$209	$229
6.000%, 08/01/38	757	831
6.000%, 09/01/38	2,150	2,392
5.500%, 12/01/33	4,729	5,160
5.500%, 05/01/35	757	825
5.500%, 12/01/36	3,473	3,784
5.000%, 06/01/20	1,665	1,797
5.000%, 04/01/23	900	967
5.000%, 10/01/35	5,239	5,635
5.000%, 06/01/37	1,626	1,749
5.000%, 03/01/40	2,717	2,942
4.500%, 08/01/20	3,101	3,316
4.500%, 09/01/35	1,548	1,640
4.500%, 10/01/39	6,922	7,323
4.500%, 04/01/41	1,086	1,149
4.000%, 11/01/40	3,517	3,665
4.000%, 01/01/41	1,560	1,635
4.000%, 02/01/41	2,192	2,285
3.500%, 03/01/41	2,776	2,831

		51,543

Government National Mortgage Association — 1.3%
8.500%, 11/15/21	31	37
8.500%, 07/15/22	7	8
8.250%, 04/20/17	2	2
8.000%, 01/15/30	196	233
6.500%, 06/15/32	102	118
6.000%, 08/15/32	48	54
6.000%, 11/15/34	6	7
4.500%, 07/15/39	1,838	2,003

		2,462

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $53,842)		56,773

U.S. TREASURY OBLIGATIONS — 23.7%
U.S. Treasury Bonds — 4.7%
4.500%, 02/15/36	6,235	7,929
3.750%, 08/15/41	730	830

		8,759

U.S. Treasury Notes — 19.0%
4.250%, 08/15/13	275	294
2.625%, 08/15/20	1,630	1,728
1.375%, 04/15/12	3,430	3,447
1.375%, 01/15/13	280	284
1.250%, 10/31/15	3,825	3,911
1.125%, 01/15/12	8,365	8,376
0.875%, 02/29/12	9,475	9,494
0.750%, 05/31/12	8,060	8,087

		35,621

Total U.S. Treasury Obligations
(Cost $43,057)		44,380

See Notes to Financial Statements.

27

PNC Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae*	60,500	$123
Freddie Mac*	44,080	93

Total Preferred Stocks (Cost $2,502)		216

AFFILIATED MONEY MARKET FUND — 1.4%

PNC Advantage Institutional Money Market Fund, Institutional Class†	2,676,111	2,676

Total Affiliated Money Market Fund (Cost $2,676)		2,676

TOTAL INVESTMENTS — 99.3% (Cost $180,544)**		186,221

Other Assets & Liabilities – 0.7%		1,348

TOTAL NET ASSETS — 100.0%		$187,569

* Non-income producing security
** Aggregate cost for Federal income tax purposes is (000) $ 180,635.

Gross unrealized appreciation (000)	$9,108
Gross unrealized depreciation (000)	(3,522)

Net unrealized appreciation (000)	$5,586

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on November 30, 2011.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $2,259 (000) and represents 1.20% of net assets as of November 30, 2011.

Please see Investment Abbreviations and Definitions on Page 72.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$2,676	$ –	$–	$ 2,676

Asset Backed Securities	–	13,357	–	13,357

Collateralized Mortgage Obligations	–	5,842	–	5,842

Commercial Mortgage-Backed Security	–	4,633	–	4,633

Corporate Bonds	–	57,220	–	57,220

Municipal Bonds		1,124		1,124

Preferred Stocks	216	–	–	216

U.S. Government Agency Mortgage-Backed Obligations	–	56,773	–	56,773

U.S. Treasury Obligations	–	44,380	–	44,380

Total Assets – Investments in Securities	$2,892	$183,329	$–	$186,221

See Notes to Financial Statements.

28

PNC Government Mortgage Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.7%
Freddie Mac, Series 1273, Cl Z
7.500%, 05/15/22	$43	$50
Freddie Mac, Series 2642, Cl JE
5.000%, 09/15/32	1,500	1,648
Freddie Mac, Series 2881, Cl TE
5.000%, 07/15/33	2,140	2,280
Freddie Mac, Series 3064, Cl OG
5.500%, 06/15/34	1,050	1,157

Total Collateralized Mortgage Obligations
(Cost $4,763)		5,135

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 93.1%

Federal Home Loan Mortgage Corporation — 11.9%
12.250%, 08/01/15	15	15
9.000%, 04/01/16 to 09/01/20	42	47
8.500%, 09/01/17 to 01/01/22	50	55
8.000%, 02/01/17 to 03/01/22	39	44
7.000%, 05/01/31	38	43
6.000%, 10/01/32	404	448
5.500%, 03/01/28 to 12/01/36	2,959	3,201
5.000%, 11/01/35	1,799	1,926
4.500%, 03/01/40 to 07/01/40	5,225	5,543
4.000%, 09/01/40	1,728	1,799

		13,121

Federal National Mortgage Association — 68.8%
12.500%, 05/01/15	4	5
11.250%, 05/01/14	6	6
10.000%, 06/01/21	7	8
9.000%, 02/01/17 to 10/01/19	8	9
8.500%, 11/01/21 to 09/01/23	22	25
8.000%, 02/01/23 to 03/01/23	8	9
7.500%, 09/01/22 to 07/01/31	167	195
7.000%, 12/01/15 to 09/01/31	130	146
6.500%, 12/01/12 to 02/01/38	2,592	2,921
6.000%, 06/01/27 to 07/01/37	7,871	8,710
5.500%, 09/01/17 to 03/01/36	10,692	11,661
5.000%, 06/01/18 to 10/01/39	14,678	15,840
4.500%, 04/01/18 to 08/01/40	21,494	22,885
4.000%, 07/01/25 to 03/01/41	9,990	10,444
3.500%, 10/01/26 to 07/01/39	3,012	3,100

		75,964

Government National Mortgage Association — 12.4%
15.000%, 02/15/12 to 01/15/13	33	34
14.000%, 02/15/12 to 02/15/15	7	7
13.500%, 10/15/12 to 01/20/15	39	40
13.000%, 11/15/12 to 06/15/15	21	21
12.500%, 10/15/13 to 11/20/15	58	60
12.000%, 08/15/12 to 09/15/15	53	54
11.500%, 02/15/13 to 08/15/14	19	19
9.250%, 12/20/16 to 05/15/21	29	34
9.000%, 04/15/16 to 11/15/24	181	207
8.750%, 12/15/16	32	36
8.500%, 01/15/17 to 09/15/24	152	166
8.000%, 04/15/17 to 05/20/30	460	538
7.500%, 09/20/15 to 09/20/30	923	1,074

	Par (000)	Value (000)
7.000%, 09/20/15 to 06/15/32	$1,340	$1,551
6.500%, 10/15/22 to 09/15/31	1,276	1,456
6.000%, 07/20/29	370	419
5.000%, 10/15/39	2,430	2,683
4.500%, 03/15/39 to 08/15/39	4,835	5,272

		13,671

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $96,286)		102,756

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.0%
PNC Advantage Institutional Money Market
Fund, Institutional Class†	2,239,008	2,239

Total Affiliated Money Market Fund
(Cost $2,239)		2,239

TOTAL INVESTMENTS — 99.8%
(Cost $103,288)*		110,130

Other Assets & Liabilities – 0.2%		178

TOTAL NET ASSETS — 100.0%		$110,308

*	Aggregate cost for Federal income tax purposes is (000) $ 103,288.

Gross unrealized appreciation (000)	$6,860
Gross unrealized depreciation (000)	(18)

Net unrealized appreciation (000)	$6,842

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

29

PNC Government Mortgage Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$2,239	$ –	$–	$2,239
Collateralized Mortgage Obligations	–	5,135	–	5,135
U.S. Government Agency Mortgage-Backed Obligations	–	102,756	–	102,756
Total Assets – Investments in Securities	$2,239	$107,891	$–	$110,130

See Notes to Financial Statements.

30

PNC High Yield Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
CORPORATE BONDS — 96.0%
Aerospace — 2.7%
BE Aerospace 8.500%, 07/01/18	$100	$108
Spirit Aerosystems 7.500%, 10/01/17	75	80

		188

Airlines — 2.2%
Delta Air Lines
9.500%, 09/15/14 144A	150	153

Cable — 5.3%
AMC Networks
7.750%, 07/15/21 144A	100	106
Belo
8.000%, 11/15/16	150	162
DISH DBS
7.750%, 05/31/15	100	105

		373

Consumer Non-Cyclical — 5.9%
Hanesbrands
8.000%, 12/15/16	150	162
Interface
7.625%, 12/01/18	65	67
Quiksilver
6.875%, 04/15/15	200	186

		415

Consumer Services — 11.5%
General Motors Escrow Bond
8.375%, 12/31/49 (A) (B)	405	4
MGM Resorts International
11.125%, 11/15/17	200	224
NAI Entertainment Holdings LLC
8.250%, 12/15/17 144A	75	78
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	150	147
Royal Caribbean Cruises
11.875%, 07/15/15	95	112
7.500%, 10/15/27	150	147
Speedway Motorsports
6.750%, 02/01/19	100	99

		811

Energy — 9.7%
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	100	107
Copano Energy LLC
7.750%, 06/01/18	165	164
Encore Acquisition
9.500%, 05/01/16	100	110
Tesoro
9.750%, 06/01/19	180	201
Transocean
6.375%, 12/15/21	100	100

		682

Financials — 5.5%
Merrill Lynch
6.220%, 09/15/26	150	121

	Par (000)	Value (000)

Morgan Stanley
5.500%, 07/28/21	$150	$131
Wells Fargo
7.980%, 03/29/49 (C)	125	132

		384

Food, Beverage & Tobacco — 3.7%
Del Monte
7.625%, 02/15/19 144A	175	157
TreeHouse Foods
7.750%, 03/01/18	100	107

		264

Healthcare — 6.5%
HCA
8.500%, 04/15/19	225	243
Mylan
7.875%, 07/15/20 144A	200	213

		456

Industrials — 19.6%
Darling International
8.500%, 12/15/18	100	110
H&E Equipment Services
8.375%, 07/15/16	160	162
Huntington Ingalls Industries
6.875%, 03/15/18 144A	200	196
Iron Mountain
8.750%, 07/15/18	100	103
K Hovnanian Enterprises
10.625%, 10/15/16	150	119
Masco
7.750%, 08/01/29	177	171
Owens-Illinois
7.800%, 05/15/18	100	108
Pulte Group
7.875%, 06/15/32	120	97
6.375%, 05/15/33	100	69
Terex
10.875%, 06/01/16	100	111
USG
8.375%, 10/15/18 144A	145	128

		1,374

Insurance — 1.3%
MetLife
6.400%, 12/15/36	100	91

Materials — 4.4%
APERAM
7.750%, 04/01/18 144A	50	43
ArcelorMittal
9.850%, 06/01/19	150	163
Clearwater Paper
7.125%, 11/01/18	100	103

		309

Media — 1.4%
Houghton Mifflin Harcourt Publishing
10.500%, 06/01/19 144A	150	96

See Notes to Financial Statements.

31

PNC High Yield Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
CORPORATE BONDS — continued
Retail — 3.3%
Limited Brands
8.500%, 06/15/19	$200	$231

Technology — 6.1%
Mantech International
7.250%, 04/15/18	150	153
Seagate HDD Cayman
7.750%, 12/15/18 144A	100	103
SunGard Data Systems
10.625%, 05/15/15	160	169

		425

Transportation — 4.0%
Florida East Coast Railway
8.125%, 02/01/17	100	99
Kansas City Southern de Mexico SA de CV
8.000%, 02/01/18	75	82
PHI
8.625%, 10/15/18	100	98

		279

Utilities — 2.9%
Calpine
7.500%, 02/15/21 144A	100	102
Puget Energy
6.000%, 09/01/21	100	100

		202

Total Corporate Bonds (Cost $6,686)		6,733

	Number of Shares
COMMON STOCK — 0.5%
Automotive — 0.5%
General Motors*	1,645	35

Total Common Stock (Cost $97)		35

PREFERRED STOCKS — 0.4%
Financial Conduits — 0.4%
Fannie Mae*	10,000	20
Freddie Mac*	3,000	7

Total Preferred Stocks (Cost $325)		27

WARRANTS — 0.4%
General Motors, Cl A	1,496	19
General Motors, Cl B	1,496	13

Total Warrants (Cost $114)		32

Number of Shares		Value (000)
AFFILIATED MONEY MARKET FUND — 0.5%
PNC Advantage Institutional Money Market Fund, Institutional Class†	36,424	$36

Total Affiliated Money Market Fund (Cost $36)		36

TOTAL INVESTMENTS — 97.8%
(Cost $7,258)**		6,863

Other Assets & Liabilities – 2.2%		153

TOTAL NET ASSETS — 100.0%		$7,016

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $ 7,285.

Gross unrealized appreciation (000)	$232
Gross unrealized depreciation (000)	(654)

Net unrealized depreciation (000)	$(422)

†	See Note 3 in Notes to Financial Statements.
(A)	Security fair valued at Valuation Hierarchy Level 3 using methods approved by the Board of Trustees.
(B)	Security in default.
(C)	Variable Rate Security — the rate shown is the rate in effect on November 30, 2011.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $1,522 (000) and represents 21.7% of net assets as of November 30, 2011.

Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

32

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$ 36	$ –	$–	$ 36

Common Stock	35	–	–	35

Corporate Bonds	–	6,729	4	6,733

Preferred Stocks	27	–	–	27

Warrants	32	–	–	32

Total Assets – Investments in
Securities	$130	$6,729	$4	$6,863

Level 3 Reconciliation:

Following is a reconciliation of Level 3 investments and other assets for which significant unobservable inputs were used to determine fair value:

Corporate Bonds

Balance, 05/31/11	$ –

Accrued discounts/premiums	–

Realized gain (loss)	–

Change in unrealized appreciation (depreciation)	–

Purchases	–

Sales	–

Transfers in and/or out of Level 3*	4

Balance, 11/30/11	$ 4

*	The Fund had a security valued at $4 (000) as of November 30, 2011 that was transferred from Level 2 to Level 3 of the valuation hierarchy. The Corporate Bond that transferred from Level 2 to Level 3 was manually fair valued by the Adviser’s pricing committee, including the use of a single Broker Quote, due to the absence of available independent pricing service coverage.

See Notes to Financial Statements.

33

PNC Intermediate Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 9.4%
Automotive — 5.7%
BMW Vehicle Lease Trust, Series 2010-1, Cl A3 0.820%, 04/15/13	$1,300	$1,300
BMW Vehicle Owner Trust, Series 2011-A, Cl A3 0.760%, 08/25/15	1,165	1,164
Honda Auto Receivables Owner Trust, Series 2010-1, Cl A3 1.250%, 10/21/13	1,728	1,733
Hyundai Auto Receivables Trust, Series 2011-A, Cl A4 1.780%, 12/15/15	2,625	2,673
Hyundai Auto Receivables Trust, Series 2011-C, Cl A4 1.300%, 02/15/18	2,000	1,996
Nissan Auto Lease Trust, Series 2010-A, Cl A3 1.390%, 01/15/16	2,635	2,640
USAA Auto Owner Trust, Series 2009-2, Cl A3 1.540%, 02/18/14	705	707
Volkswagen Auto Lease Trust, Series 2010-A, Cl A3 0.990%, 11/20/13	1,650	1,654
Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Cl A3 1.310%, 01/20/14	1,312	1,315
Volkswagen Auto Loan Enhanced Trust, Series 2011-1, Cl A4 1.980%, 09/20/17	3,730	3,821
World Omni Auto Receivables Trust, Series 2011-A, Cl A4 1.910%, 04/15/16	1,800	1,833

		20,836

Credit Cards — 1.8%
Citibank Credit Card Issuance Trust, Series 2009-A5, Cl A5 2.250%, 12/23/14	3,145	3,197
GE Capital Credit Card Master Note Trust, Series 2010-3, Cl A 2.210%, 06/15/16	3,400	3,466

		6,663

Utilities — 1.9%
PSE&G Transition Funding LLC, Series 2001-1, Cl A8 6.890%, 12/15/17	6,000	7,153

Total Asset Backed Securities (Cost $33,278)		34,652

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
Freddie Mac, Series 2854, Cl DL 4.000%, 09/15/19	5,700	6,087

	Par (000)	Value (000)

Ginnie Mae, Series 2003-113, Cl VB 4.500%, 02/16/22	$5,035	$5,245

Total Collateralized Mortgage Obligations (Cost $10,522)		11,332

COMMERCIAL MORTGAGE-BACKED SECURITY — 0.6%
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Cl A3 5.679%, 10/15/48	1,961	2,087

Total Commercial Mortgage-Backed Security (Cost $2,121)		2,087

CORPORATE BONDS — 47.8%
Automotive — 0.5%
BorgWarner 4.625%, 09/15/20	843	883
Toyota Motor Credit (MTN) 2.800%, 01/11/16	950	977

		1,860

Cable — 2.4%
Comcast 5.700%, 05/15/18	1,163	1,319
DIRECTV Holdings LLC 3.500%, 03/01/16	455	468
4.600%, 02/15/21	1,460	1,470
Historic TW 6.875%, 06/15/18	1,425	1,676
NBCUniversal Media LLC 5.150%, 04/30/20	1,660	1,795
News America 6.900%, 03/01/19	1,090	1,262
Viacom 3.500%, 04/01/17	800	819

		8,809

Consumer Discretionary — 0.5%
Hasbro 6.300%, 09/15/17	1,176	1,346
VF 1.245%, 08/23/13 (A)	650	650

		1,996

Energy — 3.4%
Anadarko Petroleum 8.700%, 03/15/19	800	1,016
Enterprise Products Operating LLC 3.200%, 02/01/16	1,480	1,536
EQT 8.125%, 06/01/19	930	1,058
Hess 8.125%, 02/15/19	810	1,001
Kinder Morgan Energy Partners LP 5.950%, 02/15/18	1,110	1,239
Nexen 6.200%, 07/30/19	900	1,024
ONEOK Partners LP 3.250%, 02/01/16	845	864

See Notes to Financial Statements.

34

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
Petrobras International Finance 3.875%, 01/27/16	$1,360	$1,380
Suncor Energy 6.100%, 06/01/18	1,330	1,556
Weatherford International 5.125%, 09/15/20	850	874
Williams Partners LP 4.125%, 11/15/20	1,130	1,138

		12,686

Financials — 13.0%
American Express 7.000%, 03/19/18	1,343	1,572
Ameriprise Financial 7.300%, 06/28/19	970	1,154
Bank of America 5.750%, 12/01/17	2,065	1,882
Barclays Bank PLC 6.750%, 05/22/19	1,025	1,091
BB&T 2.050%, 04/28/14	375	380
BBVA U.S. Senior, S.A. Unipersonal 3.250%, 05/16/14	1,433	1,329
Capital One Bank USA NA 8.800%, 07/15/19	1,725	2,007
Caterpillar Financial Services (MTN) 5.450%, 04/15/18	825	951
7.050%, 10/01/18	345	433
Citigroup 6.010%, 01/15/15	1,935	2,004
4.875%, 05/07/15	1,136	1,124
Credit Suisse 5.400%, 01/14/20	1,830	1,670
First Niagara Financial Group 6.750%, 03/19/20	980	1,069
General Electric Capital 5.500%, 01/08/20	5,210	5,589
Goldman Sachs Group 5.950%, 01/18/18	817	812
6.150%, 04/01/18	1,700	1,697
Harley-Davidson Financial Services 3.875%, 03/15/16 144A	425	435
HSBC Bank USA NA 4.875%, 08/24/20	1,300	1,199
JPMorgan Chase 6.125%, 06/27/17	1,186	1,269
6.000%, 01/15/18	2,940	3,226
4.625%, 05/10/21	580	578
Mellon Funding 5.500%, 11/15/18	2,000	2,195
Merrill Lynch (MTN) 6.875%, 04/25/18	1,085	1,026
Morgan Stanley 2.875%, 07/28/14	1,405	1,302
5.450%, 01/09/17	1,435	1,322
Nordea Bank AB 4.875%, 05/13/21 144A	925	782
Santander US Debt SA Unipersonal 2.991%, 10/07/13 144A	2,000	1,896
Svenska Handelsbanken AB 3.125%, 07/12/16	660	659

	Par (000)	Value (000)

TIAA Global Markets 4.950%, 07/15/13 144A	$1,000	$1,059
Toronto-Dominion Bank 1.375%, 07/14/14	940	946
UBS AG 5.750%, 04/25/18	925	948
Wachovia 5.625%, 10/15/16	1,395	1,489
Wachovia (MTN) 5.750%, 02/01/18	155	173
Wachovia Bank NA 5.600%, 03/15/16	1,030	1,126
Westpac Banking 3.000%, 08/04/15	1,435	1,430

		47,824

Food, Beverage & Tobacco — 0.7%
Anheuser-Busch InBev Worldwide 7.750%, 01/15/19	750	966
Coca-Cola 0.507%, 05/15/12 (A)	1,000	1,000
1.800%, 09/01/16 144A	630	635

		2,601

Healthcare — 1.4%
Amgen 1.875%, 11/15/14	735	739
Johnson & Johnson 0.547%, 05/15/14 (A)	645	647
Mead Johnson Nutrition 3.500%, 11/01/14	1,350	1,410
Quest Diagnostics 1.208%, 03/24/14 (A)	685	688
Sanofi 4.000%, 03/29/21	890	956
Teva Pharmaceutical Finance BV 1.344%, 11/08/13 (A)	650	652

		5,092

Industrials — 1.2%
CRH America 4.125%, 01/15/16	1,005	998
Deere 4.375%, 10/16/19	15	17
GATX 4.750%, 10/01/12	940	962
L-3 Communications 4.950%, 02/15/21	1,040	1,011
Republic Services 5.000%, 03/01/20	850	942
Thermo Fisher Scientific 2.250%, 08/15/16	500	506

		4,436

Insurance — 3.4%
ACE INA Holdings 2.600%, 11/23/15	470	475
AON 3.500%, 09/30/15	800	817
Berkshire Hathaway 3.750%, 08/15/21	640	652

See Notes to Financial Statements.

35

PNC Intermediate Bon d Fund

SCHEDULE OF INVESTMENTS

November 30 , 2011 (Unaudited)

	Par (000)	Value (000)
CORPORATE BONDS — continued
Insurance — continued
Berkshire Hathaway Finance
5.400%, 05/15/18	$1,705	$1,940
Hartford Financial Services Group
6.300%, 03/15/18	855	876
MetLife
6.817%, 08/15/18	935	1,089
7.717%, 02/15/19	1,250	1,522
New York Life Global Funding
4.650%, 05/09/13 144A	1,340	1,409
Principal Financial Group
8.875%, 05/15/19	875	1,064
Prudential Financial
7.375%, 06/15/19	965	1,107
5.375%, 06/21/20	300	310
Reinsurance Group of America
6.450%, 11/15/19	955	1,058

		12,319

Materials — 1.0%
ArcelorMittal
3.750%, 03/01/16	255	237
5.250%, 08/05/20	1,515	1,337
Dow Chemical
4.250%, 11/15/20	1,205	1,211
International Paper
7.500%, 08/15/21	840	1,005

		3,790

Real Estate Investment Trusts — 2.2%
Boston Properties LP
4.125%, 05/15/21	950	939
CommonWealth REIT
5.875%, 09/15/20	910	897
Digital Realty Trust LP
4.500%, 07/15/15	1,340	1,360
Health Care REIT
4.950%, 01/15/21	900	842
ProLogis LP
4.500%, 08/15/17	550	545
6.625%, 12/01/19	450	483
Realty Income
5.950%, 09/15/16	1,035	1,135
Simon Property Group LP
5.875%, 03/01/17	1,130	1,273
WEA Finance LLC
4.625%, 05/10/21 144A	825	791

		8,265

Retail — 2.1%
AutoZone
4.000%, 11/15/20	1,100	1,097
Home Depot
4.400%, 04/01/21	1,005	1,095
Kroger
6.150%, 01/15/20	915	1,097
McDonald’s (MTN)
5.000%, 02/01/19	10	12
Safeway
3.950%, 08/15/20	2,065	2,001
Target
0.575%, 07/18/14 (A)	725	725

	Par (000)	Value (000)
Wal-Mart Stores
5.800%, 02/15/18	$10	$12
3.625%, 07/08/20	1,035	1,100
Yum Brands
3.750%, 11/01/21	430	426

		7,565

Technology — 2.5%
Amphenol
4.750%, 11/15/14	1,100	1,176
Google
3.625%, 05/19/21	1,255	1,337
Hewlett-Packard
6.125%, 03/01/14	10	11
3.000%, 09/15/16	470	482
3.750%, 12/01/20	2,375	2,352
International Business Machines
7.625%, 10/15/18	1,100	1,443
KLA-Tencor
6.900%, 05/01/18	1,140	1,285
Xerox
6.400%, 03/15/16	690	768
4.500%, 05/15/21	255	253

		9,107

Telecommunications — 3.0%
America Movil SAB de CV
5.000%, 03/30/20	1,485	1,586
AT&T
2.400%, 08/15/16	300	303
5.800%, 02/15/19	1,930	2,226
4.450%, 05/15/21	300	316
Corning
6.625%, 05/15/19	1,385	1,679
GTE
6.840%, 04/15/18	2,445	2,902
Telefonica Emisiones SAU
3.992%, 02/16/16	1,660	1,555
Verizon Communications
5.500%, 02/15/18	285	328

		10,895

Transportation — 1.2%
Burlington Northern Santa Fe
5.750%, 03/15/18	1,030	1,202
Norfolk Southern
7.700%, 05/15/17	1,000	1,260
Ryder System (MTN)
3.150%, 03/02/15	735	753
Union Pacific
5.750%, 11/15/17	1,078	1,267

		4,482

U.S. Government Agency Backed Temporary Liquidity
Guarantee Program — 6.8%
Ally Financial (TLGP) (FDIC)
0.350%, 12/19/12 (A)	1,470	1,473
General Electric Capital (MTN) (TLGP) (FDIC)
2.125%, 12/21/12	7,355	7,511

See Notes to Financial Statements.

36

	Par (000)	Value (000)
CORPORATE BONDS — continued
U.S. Government Agency Backed Temporary Liquidity Guarantee Program — continued
JPMorgan Chase Bank (TLGP) (FDIC)
2.125%, 06/22/12	$880	$890
2.125%, 12/26/12	7,280	7,437
Wells Fargo (TLGP) (FDIC)
0.567%, 06/15/12 (A)	7,610	7,628

		24,939

Utilities — 2.5%
Dominion Resources
6.400%, 06/15/18	1,000	1,202
Exelon Generation LLC
4.000%, 10/01/20	2,695	2,749
Metropolitan Edison
7.700%, 01/15/19	900	1,128
Midamerican Energy Holdings
5.750%, 04/01/18	1,335	1,538
Nisource Finance
6.400%, 03/15/18	875	1,005
Progress Energy
7.050%, 03/15/19	800	979
Southern
1.950%, 09/01/16	750	755

		9,356

Total Corporate Bonds
(Cost $171,522)		176,022

U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATIONS — 11.7%
Federal National Mortgage Association — 11.7%
5.500%, 08/01/33	36	40
5.500%, 12/01/36	2,578	2,809
5.500%, 03/01/38	2,530	2,749
5.000%, 06/01/23	1,988	2,134
5.000%, 02/01/35	3,942	4,242
5.000%, 08/01/35	45	48
5.000%, 03/01/36	2,901	3,120
4.500%, 08/01/20	3,002	3,210
4.500%, 04/01/23	1,124	1,196
4.500%, 01/01/25	1,357	1,443
4.500%, 11/01/40	5,384	5,730
4.500%, 04/01/41	4,729	5,003
4.000%, 07/01/25	3,458	3,632
4.000%, 01/01/41	3,660	3,836
4.000%, 02/01/41	3,756	3,917

		43,109

Government National Mortgage Association — 0.0%
5.500%, 05/15/17	21	23

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $41,280)		43,132

U.S. TREASURY OBLIGATIONS — 26.2%
U.S. Treasury Notes — 26.2%
4.250%, 08/15/13	27,460	29,329
3.000%, 09/30/16	13,165	14,460
2.625%, 01/31/18	9,740	10,511
2.625%, 08/15/20	6,205	6,577
2.125%, 08/15/21	9,290	9,345

	Par (000)	Value (000)

1.375%, 04/15/12	$7,100	$7,135
1.375%, 01/15/13	690	699
1.250%, 08/31/15	3,380	3,462
1.250%, 10/31/15	3,370	3,446
1.125%, 01/15/12	1,030	1,031
0.875%, 02/29/12	10,200	10,221

Total U.S. Treasury Obligations
(Cost $94,748)		96,216

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.6%
PNC Advantage Institutional Money Market Fund, Institutional Class†	2,314,952	2,315

Total Affiliated Money Market Fund (Cost $2,315)		2,315

TOTAL INVESTMENTS — 99.4%
(Cost $355,786)*		365,756

Other Assets & Liabilities – 0.6%		2,332

TOTAL NET ASSETS — 100.0%		$368,088

* Aggregate cost for Federal income tax purposes is (000) $ 355,872.
Gross unrealized appreciation (000)	$12,197
Gross unrealized depreciation (000)	(2,313)

Net unrealized appreciation (000)	$9,884

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on November 30, 2011.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $7,007 (000) and represents 1.90% of net assets as of November 30, 2011.

  Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

37

PNC Intermediate Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$2,315	$ –	$–	$ 2,315

Asset Backed Securities	–	34,652	–	34,652

Collateralized Mortgage Obligations	–	11,332	–	11,332

Commercial Mortgage-Backed Security	–	2,087	–	2,087

Corporate Bonds	–	176,022	–	176,022

U.S. Government Agency Mortgage-Backed Obligations	–	43,132	–	43,132

U.S. Treasury Obligations	–	96,216	–	96,216

Total Assets – Investments in Securities	$2,315	$363,441	$–	$365,756

See Notes to Financial Statements.

38

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 17.0%
Automotive — 12.9%
BMW Vehicle Lease Trust,
Series 2010-1, Cl A3
0.820%, 04/15/13	$2,170	$2,170
BMW Vehicle Lease Trust,
Series 2011-1, Cl A3
1.060%, 02/20/14	1,280	1,282
BMW Vehicle Owner Trust,
Series 2011-A, Cl A3
0.760%, 08/25/15	3,100	3,096
Honda Auto Receivables Owner Trust,
Series 2010-1, Cl A3
1.250%, 10/21/13	1,420	1,425
Honda Auto Receivables Owner Trust,
Series 2011-1, Cl A3
1.130%, 10/15/14	2,450	2,463
Hyundai Auto Receivables Trust,
Series 2010-B, Cl A3
0.970%, 04/15/15	4,060	4,070
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A3
1.160%, 04/15/15	3,130	3,144
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Cl A3
1.420%, 08/15/14	3,460	3,479
Mercedes-Benz Auto Receivables Trust,
Series 2011-I, Cl A3
0.850%, 03/16/15	1,800	1,801
Nissan Auto Lease Trust,
Series 2010-A, Cl A3
1.390%, 01/15/16	2,871	2,876
Nissan Auto Receivables Owner Trust,
Series 2009-A, Cl A3
3.200%, 02/15/13	89	90
Nissan Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.950%, 02/16/16	1,650	1,649
Toyota Auto Receivables Owner Trust,
Series 2011-B, Cl A3
0.680%, 06/15/15	4,750	4,732
USAA Auto Owner Trust,
Series 2009-2, Cl A3
1.540%, 02/18/14	310	311
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	2,845	2,851
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	3,845	3,938
World Omni Auto Receivables Trust,
Series 2011-A, Cl A3
1.110%, 05/15/15	2,715	2,719

		42,096

Credit Cards — 2.9%
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	5,185	5,272

	Par (000)	Value (000)

GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	$4,180	$4,261

		9,533

Equipment — 1.1%
John Deere Owner Trust,
Series 2010-A, Cl A3
1.320%, 05/15/14	2,344	2,352
John Deere Owner Trust,
Series 2011-A, Cl A3
1.290%, 01/15/16	1,220	1,229

		3,581

Mortgage Related — 0.0%
GE Mortgage Services LLC,
Series 1999-HE1, Cl A7
6.265%, 04/25/29	32	31

Utilities — 0.1%
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	362	369

Total Asset Backed Securities
(Cost $55,465)		55,610

COLLATERALIZED MORTGAGE OBLIGATIONS — 12.1%
Fannie Mae, Series 2003-113, Cl PD
4.000%, 02/25/17	948	965
Fannie Mae, Series 2003-36, Cl CA
4.500%, 06/25/17	258	261
Fannie Mae, Series 2003-48, Cl TJ
4.500%, 06/25/22	1,756	1,802
Fannie Mae, Series 2003-86, Cl PY
4.500%, 09/25/18	2,725	2,975
Fannie Mae, Series 2003-97, Cl DG
5.000%, 10/25/18	2,739	2,959
Fannie Mae, Series 2004-21, Cl AB
4.000%, 10/25/17	634	645
Fannie Mae, Series 2005-97, Cl HB
5.000%, 05/25/29	847	860
Fannie Mae, Series 2006-62, Cl TM
5.500%, 02/25/33	992	1,028
Fannie Mae, Series 2011-29, Cl PE
3.500%, 09/25/36	3,434	3,602
Freddie Mac, Series 2640, Cl JW
4.500%, 08/15/17	2,939	2,992
Freddie Mac, Series 2682, Cl LC
4.500%, 07/15/32	3,160	3,398
Freddie Mac, Series 2828, Cl JE
4.500%, 07/15/19	2,965	3,235
Freddie Mac, Series 2931, Cl DC
4.000%, 06/15/18	3,150	3,267
Freddie Mac, Series 3057, Cl DG
4.500%, 07/15/23	675	686
Freddie Mac, Series 3535, Cl CA
4.000%, 05/15/24	1,415	1,513
Freddie Mac, Series 3563, Cl BC
4.000%, 06/15/22	2,950	3,030
Freddie Mac, Series 3564, Cl JA
4.000%, 01/15/18	1,293	1,366

See Notes to Financial Statements.

39

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Freddie Mac, Series 3786, Cl GN
4.000%, 08/15/35	$2,956	$3,137
Ginnie Mae, Series 2002-20, Cl PM
4.500%, 03/20/32	189	204
Ginnie Mae, Series 2010-30, Cl NG
3.000%, 04/16/33	1,608	1,648

Total Collateralized Mortgage Obligations
(Cost $39,648)		39,573

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.4%
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	1,164	1,167
Credit Suisse First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	268	269

Total Commercial Mortgage-Backed Securities
(Cost $1,435)		1,436

CORPORATE BONDS — 25.7%
Automotive — 0.7%
Toyota Motor Credit
1.250%, 11/17/14	2,300	2,294

Cable — 0.7%
NBCUniversal Media LLC
3.650%, 04/30/15	1,700	1,782
Time Warner Cable
8.250%, 02/14/14	400	452

		2,234

Energy — 0.3%
BP Capital Markets PLC
3.625%, 05/08/14	900	944

Financials — 14.9%
Abbey National Treasury Services PLC
2.875%, 04/25/14	1,365	1,288
American Express
7.250%, 05/20/14	575	641
American Express Credit
7.300%, 08/20/13	1,000	1,079
American Honda Finance
1.850%, 09/19/14 144A	1,900	1,907
Bank of America (MTN)
4.900%, 05/01/13	2,405	2,392
Barclays Bank PLC
2.375%, 01/13/14	2,630	2,568
BB&T
2.050%, 04/28/14	1,320	1,337
Capital One Bank USA NA
6.500%, 06/13/13	800	842
Capital One Financial
2.125%, 07/15/14	820	808
Caterpillar Financial Services (MTN)
6.125%, 02/17/14	1,500	1,667
Citigroup
6.000%, 12/13/13	2,475	2,561

	Par (000)	Value (000)

Commonwealth Bank of Australia
2.125%, 03/17/14 144A	$950	$948
Credit Suisse
5.500%, 05/01/14	300	317
Credit Suisse (MTN)
5.000%, 05/15/13	3,000	3,091
Deutsche Bank AG
2.375%, 01/11/13	1,730	1,725
General Electric Capital
5.900%, 05/13/14	1,000	1,092
3.750%, 11/14/14	1,950	2,036
General Electric Capital (MTN)
1.875%, 09/16/13	770	776
Goldman Sachs Group
5.250%, 10/15/13	2,500	2,541
HSBC Bank USA NA
4.625%, 04/01/14	1,655	1,702
JPMorgan Chase
3.700%, 01/20/15	4,170	4,253
Merrill Lynch
5.450%, 02/05/13	755	753
Morgan Stanley
6.000%, 05/13/14	2,465	2,451
Nordea Bank AB
2.125%, 01/14/14 144A	500	496
PACCAR Financial (MTN)
1.550%, 09/29/14	1,700	1,711
UBS AG
2.250%, 08/12/13	600	594
UBS AG (MTN)
2.250%, 01/28/14	500	490
Wachovia (MTN)
5.500%, 05/01/13	2,195	2,324
Wells Fargo
4.625%, 04/15/14	1,055	1,099
Westpac Banking
4.200%, 02/27/15	3,310	3,437

		48,926

Food, Beverage & Tobacco — 0.3%
General Mills
5.200%, 03/17/15	1,000	1,111

Healthcare — 0.9%
Sanofi
0.673%, 03/28/14 (A)	1,560	1,558
1.200%, 09/30/14	450	452
Teva Pharmaceutical Finance III BV
1.700%, 03/21/14	975	979

		2,989

Insurance — 1.9%
Allstate Life Global Funding Trusts
5.375%, 04/30/13	1,220	1,286
Berkshire Hathaway
1.157%, 08/15/14 (A)	700	704
MetLife
2.375%, 02/06/14	1,915	1,946
Prudential Financial (MTN)
2.750%, 01/14/13	515	520
5.150%, 01/15/13	1,571	1,631

		6,087

See Notes to Financial Statements.

40

	Par (000)	Value (000)
CORPORATE BONDS — continued
Materials — 0.5%
EI du Pont de Nemours
5.875%, 01/15/14	$1,400	$1,534

Metals & Mining — 0.2%
Barrick Gold
1.750%, 05/30/14	650	653

Retail — 0.3%
Kroger
7.500%, 01/15/14	925	1,037

Technology — 1.0%
Hewlett-Packard
2.350%, 03/15/15	2,475	2,506
HP Enterprise Services LLC
6.000%, 08/01/13	832	892

		3,398

Telecommunications — 1.5%
AT&T
4.850%, 02/15/14	2,000	2,156
Telefonica Emisiones SAU
2.582%, 04/26/13	1,355	1,314
Verizon New England
4.750%, 10/01/13	1,460	1,537

		5,007

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 0.9%
HSBC USA (TLGP) (FDIC)
3.125%, 12/16/11	1,725	1,727
John Deere Capital (MTN) (TLGP) (FDIC)
2.875%, 06/19/12	1,150	1,168

		2,895

Utilities — 1.6%
Exelon Generation LLC
5.350%, 01/15/14	1,720	1,841
Midamerican Energy Holdings
5.000%, 02/15/14	1,272	1,369
NextEra Energy Capital Holdings
0.841%, 11/09/12 (A)	1,050	1,048
Progress Energy
6.050%, 03/15/14	450	498
PSEG Power LLC
2.500%, 04/15/13	500	506

		5,262

Total Corporate Bonds
(Cost $84,581)		84,371

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 7.1%
Federal Home Loan Mortgage Corporation — 2.1%
6.000%, 05/01/21	777	845
5.500%, 03/01/22	740	800
5.500%, 04/01/22	1,000	1,082
5.071%, 03/01/36 (A)	904	958
4.500%, 02/01/19	695	749
4.500%, 05/01/19	2,308	2,443

		6,877

	Par (000)	Value (000)

Federal National Mortgage Association — 5.0%
6.000%, 09/01/16	$214	$229
5.500%, 09/01/17	576	624
5.500%, 10/01/17	228	247
5.500%, 11/01/18	525	571
5.000%, 06/01/18	527	569
5.000%, 12/01/21	846	913
4.948%, 01/01/36 (A)	1,021	1,078
4.500%, 04/01/14	119	126
4.500%, 06/01/21	2,328	2,488
3.756%, 04/01/35 (A)	793	838
3.500%, 06/01/20	3,202	3,342
3.500%, 11/01/20	3,070	3,204
3.349%, 12/01/34 (A)	388	409
2.540%, 11/01/32 (A)	61	63
2.346%, 07/01/34 (A)	517	550
2.345%, 08/01/33 (A)	529	557
2.325%, 09/01/36 (A)	583	614

		16,422

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $22,453)		23,299

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Federal Home Loan Mortgage Corporation — 2.8%
4.875%, 11/15/13	3,605	3,918
2.125%, 09/21/12	5,070	5,148

		9,066

Federal National Mortgage Association — 1.2%
4.625%, 10/15/13	3,600	3,883

Total U.S. Government Agency Obligations
(Cost $12,734)		12,949

U.S. TREASURY OBLIGATIONS — 31.7%
U.S. Treasury Notes — 31.7%
4.750%, 01/31/12	1,890	1,905
4.125%, 08/31/12	1,250	1,287
3.125%, 04/30/13	17,055	17,757
2.000%, 11/30/13	18,210	18,833
1.875%, 06/15/12	2,000	2,019
1.375%, 03/15/12	9,060	9,095
1.375%, 09/15/12	2,170	2,191
1.375%, 01/15/13	16,995	17,223
1.000%, 05/15/14	25,690	26,108
0.500%, 08/15/14	7,510	7,536

Total U.S. Treasury Obligations
(Cost $103,605)		103,954

See Notes to Financial Statements.

41

PNC Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 1.7%
PNC Advantage Institutional Money Market Fund, Institutional Class†	5,707,636	$5,708

Total Affiliated Money Market Fund (Cost $5,708)		5,708

TOTAL INVESTMENTS — 99.7% (Cost $325,629)*		326,900

Other Assets & Liabilities – 0.3%		926

TOTAL NET ASSETS — 100.0%		$327,826

* Aggregate cost for Federal income tax purposes is (000) $ 325,631.
Gross unrealized appreciation (000)	$2,538
Gross unrealized depreciation (000)	(1,269)

Net unrealized appreciation (000)	$1,269

† See Note 3 in Notes to Financial Statements.
(A) Variable Rate Security — the rate shown is the rate in effect on November 30, 2011.

144A    Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $3,351 (000) and represents 1.02% of net assets as of November 30, 2011.

Please see Investment Abbreviations and Definitions on Page 72.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$5,708	$ –	$–	$ 5,708

Asset Backed Securities	–	55,610	–	55,610

Collateralized Mortgage Obligations	–	39,573	–	39,573

Commercial Mortgage-Backed Securities	–	1,436	–	1,436

Corporate Bonds	–	84,371	–	84,371

U.S. Government Agency Mortgage-Backed Obligations	–	23,299	–	23,299

U.S. Government Agency Obligations	–	12,949	–	12,949

U.S. Treasury Obligations	–	103,954	–	103,954

Total Assets – Investments in Securities	$5,708	$321,192	$–	$326,900

See Notes to Financial Statements.

42

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 7.8%
Automotive — 3.6%
CarMax Auto Owner Trust,
Series 2009-1, Cl A3
4.120%, 03/15/13	$71	$71
Harley-Davidson Motorcycle Trust,
Series 2007-2, Cl A4
5.120%, 08/15/13	11	11
Honda Auto Receivables Owner Trust,
Series 2009-2, Cl A3
2.790%, 01/15/13	59	59
Hyundai Auto Receivables Trust,
Series 2008-A, Cl A3
4.930%, 12/17/12	0	0
Hyundai Auto Receivables Trust,
Series 2011-A, Cl A4
1.780%, 12/15/15	1,890	1,925
Hyundai Auto Receivables Trust,
Series 2011-C, Cl A4
1.300%, 02/15/18	1,660	1,657
Nissan Auto Receivables Owner Trust,
Series 2009-A, Cl A3
3.200%, 02/15/13	117	117
USAA Auto Owner Trust,
Series 2009-1, Cl A3
3.020%, 06/17/13	18	18
Volkswagen Auto Lease Trust,
Series 2010-A, Cl A3
0.990%, 11/20/13	105	105
Volkswagen Auto Loan Enhanced Trust,
Series 2011-1, Cl A4
1.980%, 09/20/17	2,500	2,561
World Omni Auto Receivables Trust,
Series 2009-A, Cl A3
3.330%, 05/15/13	37	37
World Omni Auto Receivables Trust,
Series 2011-A, Cl A4
1.910%, 04/15/16	2,830	2,882

		9,443

Credit Cards — 2.2%
BA Credit Card Trust,
Series 2007-A8, Cl A8
5.590%, 11/17/14	40	41
Citibank Credit Card Issuance Trust,
Series 2005-A4, Cl A4
4.400%, 06/20/14	40	41
Citibank Credit Card Issuance Trust,
Series 2009-A4, Cl A4
4.900%, 06/23/16	1,100	1,212
Citibank Credit Card Issuance Trust,
Series 2009-A5, Cl A5
2.250%, 12/23/14	1,685	1,713
Discover Card Master Trust,
Series 2008-A4, Cl A4
5.650%, 12/15/15	160	172
GE Capital Credit Card Master Note Trust,
Series 2010-3, Cl A
2.210%, 06/15/16	2,375	2,421

		5,600

	Par (000)	Value (000)

Utilities — 2.0%
Atlantic City Electric Transition Funding LLC,
Series 2002-1, Cl A4
5.550%, 10/20/23	$3,175	$3,827
Entergy Texas Restoration Funding LLC,
Series 2009-A, Cl A1
2.120%, 02/01/16	1,374	1,402
PSE&G Transition Funding LLC,
Series 2001-1, Cl A8
6.890%, 12/15/17	65	78

		5,307

Total Asset Backed Securities
(Cost $19,332)		20,350

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
Freddie Mac,
Series 2773, Cl CD
4.500%, 04/15/24	58	62
Freddie Mac,
Series 2882, Cl BA
5.000%, 10/15/32	1,841	1,890
Freddie Mac,
Series 3220, Cl PC
6.000%, 11/15/32	0	–
Ginnie Mae,
Series 2009-111, Cl A
3.486%, 08/16/39	1,127	1,177
Ginnie Mae,
Series 2009-27, Cl A
3.279%, 07/16/37	927	962

Total Collateralized Mortgage Obligations
(Cost $3,904)		4,091

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Cl AAB
5.608%, 10/15/48	1,100	1,155
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2007-CD4, Cl ASB
5.278%, 12/11/49	2,000	2,101
Commercial Mortgage Pass Through Certificates,
Series 2006-C8, Cl A2B
5.248%, 12/10/46	1,164	1,167
Credit Suisse First Boston Mortgage Securities,
Series 2005-C3, Cl A2
4.512%, 07/15/37	331	333
Credit Suisse First Boston Mortgage Securities,
Series 2005-C6, Cl A4
5.230%, 12/15/40 (A)	2,555	2,818
First Union National Bank Commercial
Mortgage, Series 2002-C1, Cl A2
6.141%, 02/12/34	4	4
LB-UBS Commercial Mortgage Trust,
Series 2003-C7, Cl A2
4.064%, 09/15/27 (A)	2	2
LB-UBS Commercial Mortgage Trust,
Series 2006-C3, Cl A2
5.532%, 03/15/32	27	27

See Notes to Financial Statements.

43

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
COMMERCIAL MORTGAGE-BACKED SECURITIES — continued
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A2
5.359%, 02/12/44	$48	$48
Morgan Stanley Capital I,
Series 2007-HQ11, Cl A31
5.439%, 02/12/44	435	453
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Cl A4
4.748%, 02/15/41	41	43
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Cl A3
5.679%, 10/15/48	65	69
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C31, Cl A2
5.421%, 04/15/47	1,296	1,325

Total Commercial Mortgage-Backed Securities
(Cost $8,623)		9,545

CORPORATE BONDS — 42.0%
Aerospace — 0.4%
BE Aerospace 8.500%, 07/01/18	622	672
Spirit Aerosystems 7.500%, 10/01/17	387	411

		1,083

Airlines — 0.3%
Delta Air Lines
9.500%, 09/15/14 144A	724	739

Automotive — 0.5%
BorgWarner
4.625%, 09/15/20	610	639
Johnson Controls
5.700%, 03/01/41	425	471
Lear
7.875%, 03/15/18	325	348

		1,458

Cable — 3.0%
AMC Networks
7.750%, 07/15/21 144A	238	252
Belo
8.000%, 11/15/16	710	765
Comcast
5.700%, 05/15/18	635	720
DIRECTV Holdings LLC
4.600%, 02/15/21	1,275	1,283
DISH DBS
7.750%, 05/31/15	705	744
Historic TW
6.625%, 05/15/29	775	875
NBCUniversal Media LLC
5.150%, 04/30/20	1,080	1,168
News America
8.450%, 08/01/34	1,090	1,268
Viacom
3.500%, 04/01/17	680	696

		7,771

	Par (000)	Value (000)

Consumer Discretionary — 0.3%
Hasbro
6.300%, 09/15/17	$675	$772

Consumer Non-Cyclical — 0.4%
Hanesbrands
8.000%, 12/15/16	605	652
Interface
7.625%, 12/01/18	125	130
Quiksilver
6.875%, 04/15/15	200	186

		968

Consumer Services — 1.1%
Education Management LLC
8.750%, 06/01/14	330	329
Live Nation Entertainment
8.125%, 05/15/18 144A	250	238
MGM Resorts International
11.125%, 11/15/17	700	783
NAI Entertainment Holdings LLC
8.250%, 12/15/17 144A	75	78
Palace Entertainment Holdings LLC
8.875%, 04/15/17 144A	525	513
Royal Caribbean Cruises
11.875%, 07/15/15	516	609
7.500%, 10/15/27	260	255
Vail Resorts
6.500%, 05/01/19 144A	50	50

		2,855

Energy — 5.5%
Anadarko Petroleum
8.700%, 03/15/19	30	38
6.375%, 09/15/17	910	1,042
Bill Barrett
7.625%, 10/01/19	450	465
Burlington Resources
8.200%, 03/15/25	150	195
Burlington Resources Finance
7.200%, 08/15/31	375	501
Chesapeake Energy
6.625%, 08/15/20	325	336
6.500%, 08/15/17	410	428
Cloud Peak Energy Resources LLC
8.500%, 12/15/19	200	214
Copano Energy LLC
7.750%, 06/01/18	795	791
Denbury Resources
8.250%, 02/15/20	299	325
El Paso Pipeline Partners Operating LLC
5.000%, 10/01/21	335	333
Encore Acquisition
9.500%, 05/01/16	494	545
EQT
8.125%, 06/01/19	610	694
Hess
5.600%, 02/15/41	520	552
Kinder Morgan Energy Partners LP (MTN)
6.950%, 01/15/38	1,185	1,308
Nexen
5.875%, 03/10/35	1,240	1,195

See Notes to Financial Statements.

44

	Par (000)	Value (000)
CORPORATE BONDS — continued
Energy — continued
ONEOK Partners LP
6.125%, 02/01/41	$635	$708
Petrobras International Finance
3.875%, 01/27/16	1,055	1,070
SeaRiver Maritime
3.550%, 09/01/12	735	722
Suncor Energy
6.100%, 06/01/18	710	831
Tesoro
9.750%, 06/01/19	455	508
Transocean
6.375%, 12/15/21	475	475
Weatherford International
5.125%, 09/15/20	995	1,023

		14,299

Financials — 8.7%
American Express
7.000%, 03/19/18	5	6
Ameriprise Financial
7.300%, 06/28/19	590	702
Bank of America
5.750%, 12/01/17	2,365	2,156
Bank of Montreal (MTN)
0.898%, 04/29/14 (A)	865	862
Barclays Bank PLC
6.750%, 05/22/19	715	761
BBVA U.S. Senior, S.A. Unipersonal
3.250%, 05/16/14	1,260	1,169
Capital One Bank USA NA
8.800%, 07/15/19	800	931
Capital One Financial
3.150%, 07/15/16	485	483
Citigroup
6.010%, 01/15/15	840	870
4.875%, 05/07/15	500	495
Credit Suisse
5.400%, 01/14/20	925	844
First Niagara Financial Group
6.750%, 03/19/20	855	932
Ford Motor Credit LLC
7.000%, 04/15/15	800	861
General Electric Capital
5.500%, 01/08/20	275	295
4.625%, 01/07/21	560	556
Goldman Sachs Group
6.150%, 04/01/18	1,420	1,418
5.950%, 01/18/18	75	74
Harley-Davidson Financial Services
3.875%, 03/15/16 144A	300	307
HSBC Bank USA NA
4.875%, 08/24/20	575	530
4.625%, 04/01/14	610	627
International Lease Finance
6.500%, 09/01/14 144A	600	606
JPMorgan Chase
6.125%, 06/27/17	155	166
6.000%, 01/15/18	1,480	1,624
4.625%, 05/10/21	1,015	1,011
Mellon Funding
5.500%, 11/15/18	195	214

	Par (000)	Value (000)

Merrill Lynch (MTN)
6.875%, 04/25/18	$155	$147
Morgan Stanley
5.450%, 01/09/17	650	599
4.000%, 07/24/15	250	229
2.875%, 07/28/14	905	839
Nordea Bank AB
4.875%, 05/13/21 144A	625	528
Santander US Debt SA Unipersonal
3.724%, 01/20/15 144A	1,000	922
Wachovia Bank NA
4.875%, 02/01/15	50	52
Wachovia Capital Trust III
5.570%, 03/29/49 (A)	800	676
Wells Fargo
7.980%, 03/29/49 (A)	125	132
5.625%, 12/11/17	245	275

		22,899

Food, Beverage & Tobacco — 1.2%
Constellation Brands
8.375%, 12/15/14	695	772
Del Monte
7.625%, 02/15/19 144A	540	483
Pernod-Ricard SA
5.750%, 04/07/21 144A	1,000	1,094
TreeHouse Foods
7.750%, 03/01/18	675	723

		3,072

Healthcare — 1.2%
HCA
8.500%, 04/15/19	400	432
Johnson & Johnson
5.950%, 08/15/37	566	737
Life Technologies
5.000%, 01/15/21	775	803
Mylan
7.875%, 07/15/20 144A	600	639
Teva Pharmaceutical Finance BV
2.400%, 11/10/16	575	576

		3,187

Industrials — 3.0%
CRH America
4.125%, 01/15/16	650	646
H&E Equipment Services
8.375%, 07/15/16	715	726
Huntington Ingalls Industries
6.875%, 03/15/18 144A	675	661
Iron Mountain
8.750%, 07/15/18	285	293
L-3 Communications
4.950%, 02/15/21	550	535
Martin Marietta Materials
6.250%, 05/01/37	685	741
Masco
7.750%, 08/01/29	400	385
7.125%, 03/15/20	288	286
Mohawk Industries
6.875%, 01/15/16	450	481

See Notes to Financial Statements.

45

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
CORPORATE BONDS — continued
Industrials — continued
Owens-Illinois
7.800%, 05/15/18	$650	$702
Pulte Group
7.875%, 06/15/32	120	97
6.375%, 05/15/33	1,050	730
Republic Services
5.700%, 05/15/41	625	703
USG
8.375%, 10/15/18 144A	275	243
Valmont Industries
6.625%, 04/20/20	615	703

		7,932

Insurance — 2.0%
AON
3.500%, 09/30/15	620	633
Berkshire Hathaway Finance
4.250%, 01/15/21	635	670
Hartford Financial Services Group
6.300%, 03/15/18	565	579
MetLife
7.717%, 02/15/19	40	49
6.817%, 08/15/18	470	548
6.400%, 12/15/36	720	654
Principal Financial Group
8.875%, 05/15/19	440	535
Prudential Financial
7.375%, 06/15/19	335	384
5.375%, 06/21/20	305	315
Reinsurance Group of America
6.450%, 11/15/19	700	776

		5,143

Materials — 2.6%
Alcoa
5.400%, 04/15/21	850	809
APERAM
7.750%, 04/01/18 144A	450	385
ArcelorMittal
9.850%, 06/01/19	950	1,030
Ball
7.125%, 09/01/16	225	243
5.750%, 05/15/21	475	485
Clearwater Paper
7.125%, 11/01/18	485	502
Dow Chemical
4.250%, 11/15/20	880	885
Georgia-Pacific LLC
5.400%, 11/01/20 144A	925	994
International Paper
9.375%, 05/15/19	5	6
7.500%, 08/15/21	755	903
MeadWestvaco
7.375%, 09/01/19	635	718

		6,960

Media — 0.1%
Houghton Mifflin Harcourt Publishing
10.500%, 06/01/19 144A	350	224

	Par (000)	Value (000)

Real Estate Investment Trusts — 1.7%
CommonWealth REIT
5.875%, 09/15/20	$655	$646
Digital Realty Trust LP
4.500%, 07/15/15	852	865
Health Care REIT
5.250%, 01/15/22	795	763
ProLogis LP
6.625%, 12/01/19	440	472
4.500%, 08/15/17	235	233
Realty Income
6.750%, 08/15/19	541	613
5.750%, 01/15/21	115	122
Simon Property Group LP
5.875%, 03/01/17	5	6
WEA Finance LLC
4.625%, 05/10/21 144A	650	623

		4,343

Retail — 1.4%
Advance Auto Parts
5.750%, 05/01/20	545	589
Home Depot
5.875%, 12/16/36	440	510
Kroger
6.400%, 08/15/17	305	360
Limited Brands
8.500%, 06/15/19	795	918
7.000%, 05/01/20	210	224
Wal-Mart Stores
5.625%, 04/01/40	940	1,110
5.250%, 09/01/35	30	34

		3,745

Technology — 1.4%
Avnet
5.875%, 06/15/20	295	308
Hewlett-Packard
3.000%, 09/15/16	825	845
2.125%, 09/13/15	10	10
KLA-Tencor
6.900%, 05/01/18	615	693
Mantech International
7.250%, 04/15/18	555	569
Seagate HDD Cayman
7.750%, 12/15/18 144A	600	618
Xerox
6.400%, 03/15/16	575	640

		3,683

Telecommunications — 1.5%
America Movil SAB de CV
5.000%, 03/30/20	630	673
AT&T
6.300%, 01/15/38	600	698
Bellsouth Capital Funding
7.875%, 02/15/30	175	227
GTE
6.940%, 04/15/28	1,110	1,357
Telefonica Emisiones SAU
3.992%, 02/16/16	1,055	988

		3,943

See Notes to Financial Statements.

46

	Par (000)	Value (000)
CORPORATE BONDS — continued
Transportation — 0.7%
Kansas City Southern de Mexico SA de CV
8.000%, 02/01/18	$250	$272
Norfolk Southern
7.700%, 05/15/17	440	555
7.250%, 02/15/31	10	14
PHI
8.625%, 10/15/18	400	391
Ryder System (MTN)
3.150%, 03/02/15	610	625

		1,857

U.S. Government Agency Backed Temporary Liquidity Guarantee Program — 1.9%
Ally Financial (TLGP) (FDIC)
0.350%, 12/19/12 (A)	1,560	1,563
Wells Fargo (TLGP) (FDIC)
0.567%, 06/15/12 (A)	3,450	3,459

		5,022

Utilities — 3.1%
Bruce Mansfield Unit
6.850%, 06/01/34	630	675
Calpine
7.500%, 02/15/21 144A	400	408
Dominion Resources
8.875%, 01/15/19	5	6
6.400%, 06/15/18	755	908
Exelon Generation LLC
5.750%, 10/01/41	805	902
Ipalco Enterprises
7.250%, 04/01/16 144A	500	525
Midamerican Energy Holdings
6.125%, 04/01/36	5	6
Nisource Finance
6.400%, 03/15/18	525	603
NRG Energy
7.375%, 01/15/17	720	749
Progress Energy
7.050%, 03/15/19	585	716
Puget Energy
6.000%, 09/01/21	890	888
Puget Sound Energy
5.757%, 10/01/39	495	594
Toledo Edison
7.250%, 05/01/20	858	1,071

		8,051

Total Corporate Bonds (Cost $107,966)		110,006

LOAN AGREEMENT — 0.2%
HCA
1.619%, 11/16/12 (A)	547	541

Total Loan Agreement
(Cost $543)		541

	Par (000)	Value (000)
MUNICIPAL BONDS — 0.5%
Ohio — 0.2%
Ohio State University General Receipts (RB)
4.910%, 06/01/40	$595	$663

Texas — 0.3%
Texas Transportation Commission (RB) Series B
5.178%, 04/01/30	600	691

Total Municipal Bonds
(Cost $1,214)		1,354

U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — 29.5%
Federal Home Loan Mortgage Corporation — 3.4%
8.000%, 10/01/29	3	3
7.500%, 07/01/26	1	2
7.500%, 03/01/27	3	3
7.500%, 09/01/30	2	2
7.000%, 11/01/28	2	2
7.000%, 11/01/30	1	1
7.000%, 04/01/32	5	5
6.000%, 12/01/35	1,473	1,633
6.000%, 07/01/37	799	875
6.000%, 09/01/38	12	13
5.500%, 10/01/18	787	853
5.500%, 12/01/36	290	314
5.500%, 04/01/37	9	10
5.500%, 09/01/37	274	296
5.500%, 11/01/37	14	15
5.500%, 01/01/38	11	12
5.500%, 02/01/38	10	11
5.071%, 03/01/36 (A)	1,049	1,111
5.000%, 11/01/18	759	811
5.000%, 01/01/19	683	730
5.000%, 08/01/20	5	5
5.000%, 10/01/34	942	1,008
5.000%, 04/01/36	49	53
5.000%, 08/01/36	24	26
5.000%, 04/01/38	18	19
4.937%, 01/01/36 (A)	27	28
4.500%, 11/01/18	856	903
4.500%, 07/01/40	171	180
3.823%, 12/01/36 (A)	13	14

		8,938

Federal National Mortgage Association — 23.9%
8.000%, 08/01/27	37	43
8.000%, 09/01/27	4	4
8.000%, 10/01/27	1	1
8.000%, 05/01/30	2	2
7.500%, 08/01/26	3	4
7.500%, 10/01/27	26	30
7.500%, 04/01/30	2	2
7.500%, 07/01/30	1	1
7.500%, 01/01/31	5	6
7.500%, 04/01/31	4	4
7.500%, 08/01/31	11	13
7.000%, 09/01/14	1	1
7.000%, 05/01/22	2	2
7.000%, 04/01/27	5	6
7.000%, 11/01/27	13	15
7.000%, 03/01/29	25	29
7.000%, 04/01/29	4	5

See Notes to Financial Statements.

47

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY MORTGAGE- BACKED OBLIGATIONS — continued
Federal National Mortgage Association — continued
7.000%, 05/01/29	$3	$4
7.000%, 07/01/31	8	9
7.000%, 08/01/32	3	3
7.000%, 10/01/33	1	1
6.000%, 08/01/23	443	479
6.000%, 09/01/32	3	3
6.000%, 10/01/33	11	12
6.000%, 12/01/36	1,800	1,978
6.000%, 07/01/37	26	28
6.000%, 02/01/38	60	66
5.500%, 09/01/17	1,086	1,177
5.500%, 01/01/19	9	10
5.500%, 11/01/32	3	3
5.500%, 05/01/33	8	8
5.500%, 07/01/33	7	7
5.500%, 11/01/33	9	10
5.500%, 12/01/33	29	31
5.500%, 01/01/34	680	742
5.500%, 04/01/34	1,135	1,238
5.500%, 03/01/35	11	12
5.500%, 10/01/35	9	10
5.500%, 03/01/36	21	23
5.500%, 12/01/36	726	792
5.500%, 04/01/37	1,955	2,125
5.500%, 06/01/37	576	627
5.500%, 07/01/37	104	113
5.500%, 02/01/38	8	9
5.500%, 03/01/38	161	175
5.500%, 07/01/38	2,084	2,264
5.500%, 08/01/38	1,884	2,047
5.500%, 06/01/39	1,937	2,105
5.000%, 12/01/18	20	21
5.000%, 02/01/19	27	30
5.000%, 06/01/20	1,226	1,323
5.000%, 07/01/33	107	115
5.000%, 10/01/33	22	24
5.000%, 11/01/33	27	29
5.000%, 05/01/34	5	5
5.000%, 06/01/34	25	27
5.000%, 03/01/35	1,785	1,921
5.000%, 11/01/35	1,684	1,811
5.000%, 12/01/35	25	27
5.000%, 01/01/36	847	911
5.000%, 03/01/36	901	969
5.000%, 05/01/36	1,669	1,795
5.000%, 12/01/36	238	256
5.000%, 08/01/37	49	53
5.000%, 02/01/38	1,696	1,824
5.000%, 04/01/38	98	106
5.000%, 03/01/40	980	1,061
5.000%, 08/01/40	2,260	2,432
4.500%, 08/01/20	898	960
4.500%, 10/01/20	13	14
4.500%, 03/01/21	28	29
4.500%, 04/01/23	733	781
4.500%, 06/01/24	8	8
4.500%, 07/01/24	866	922
4.500%, 11/01/33	12	13
4.500%, 05/01/34	21	22
4.500%, 09/01/35	2,220	2,352
4.500%, 02/01/39	990	1,047

	Par (000)	Value (000)

4.500%, 03/01/39	$3,119	$3,300
4.500%, 06/01/39	1,615	1,738
4.500%, 05/01/40	5,784	6,156
4.500%, 07/01/40	25	26
4.500%, 04/01/41	1,105	1,169
4.000%, 10/01/25	1,303	1,369
4.000%, 11/01/40	4,978	5,188
4.000%, 01/01/41	24	25
4.000%, 02/01/41	2,387	2,488
3.500%, 03/01/41	3,931	4,009
2.197%, 08/01/35 (A)	9	10

		62,645

Government National Mortgage Association — 2.2%
10.000%, 05/15/19	2	2
9.000%, 11/15/16	5	5
9.000%, 11/15/19	5	6
9.000%, 05/15/21	1	1
9.000%, 06/15/21	28	33
9.000%, 08/15/21	8	10
9.000%, 09/15/21	18	20
8.500%, 08/15/27	16	19
8.000%, 09/15/27	7	8
7.500%, 08/15/29	–	–
7.500%, 10/15/29	26	31
7.500%, 12/15/29	3	3
7.000%, 02/15/17	44	48
7.000%, 05/20/24	3	4
7.000%, 10/15/25	4	4
7.000%, 04/15/26	1	2
7.000%, 01/15/27	6	7
7.000%, 09/15/27	2	3
7.000%, 10/15/27	46	53
7.000%, 12/15/27	2	2
7.000%, 04/15/28	1	1
7.000%, 04/15/29	3	4
6.500%, 02/15/26	3	4
6.500%, 07/15/28	4	5
6.500%, 04/15/32	3	3
6.500%, 06/15/32	2	2
6.000%, 02/15/32	7	8
6.000%, 11/15/32	4	4
6.000%, 08/15/33	1	1
5.000%, 09/15/39	2,819	3,122
4.500%, 08/15/39	1,978	2,156

		5,571

Total U.S. Government Agency Mortgage-Backed Obligations
(Cost $73,857)		77,154

U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%
Federal Home Loan Bank — 0.1%
6.700%, 06/25/14	150	174

Total U.S. Government Agency Obligation (Cost $170)		174

U.S. TREASURY OBLIGATIONS — 12.9%
U.S. Treasury Bonds — 4.7%
4.500%, 02/15/36	8,015	10,193
3.750%, 08/15/41	1,820	2,070

		12,263

See Notes to Financial Statements.

48

Par (000)		Value (000)
U.S. TREASURY OBLIGATIONS — continued
U.S. Treasury Notes — 8.2%
2.625%, 08/15/20	$ 600	$ 636
1.875%, 06/15/12	5,025	5,073
1.375%, 04/15/12	3,200	3,216
1.250%, 10/31/15	4,000	4,090
1.125%, 01/15/12	1,850	1,852
0.875%, 02/29/12	6,735	6,750

		21,617

Total U.S. Treasury Obligations (Cost $32,423)		33,880

Number of Shares
PREFERRED STOCKS — 0.1%
Financial Conduits — 0.1%
Fannie Mae*	77,000	156
Freddie Mac*	52,400	110

Total Preferred Stocks (Cost $3,083)		266

AFFILIATED MONEY MARKET FUND — 1.3%
PNC Advantage Institutional Money Market Fund, Institutional Class†	3,490,873	3,491

Total Affiliated Money Market Fund (Cost $3,491)		3,491

TOTAL INVESTMENTS — 99.6% (Cost $254,606)**		260,852

Other Assets & Liabilities – 0.4%		1,159

TOTAL NET ASSETS — 100.0%		$262,011

*	Non-income producing security
**	Aggregate cost for Federal income tax purposes is (000) $254,854.

Gross unrealized appreciation (000)	$10,833
Gross unrealized depreciation (000)	(4,835)

Net unrealized appreciation (000)	$5,998

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on November 30, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $11,130 (000) and represents 4.25% of net assets as of November 30, 2011.

Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

49

PNC Total Return Advantage Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

  Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$3,491	$ –	$–	$ 3,491

Asset Backed Securities	–	20,350	–	20,350

Collateralized Mortgage Obligations	–	4,091	–	4,091

Commercial Mortgage-Backed Securities	–	9,545	–	9,545

Corporate Bonds	–	110,006	–	110,006

Loan Agreement	–	541	–	541

Municipal Bonds	–	1,354	–	1,354

Preferred Stocks	266	–	–	266

U.S. Government Agency Mortgage-Backed Obligations	–	77,154	–	77,154

U.S. Government Agency Obligation	–	174	–	174

U.S. Treasury Obligations	–	33,880	–	33,880

Total Assets – Investments in Securities	$3,757	$257,095	$–	$260,852

See Notes to Financial Statements.

50

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 19.9%
Automotive — 13.3%
BMW Vehicle Lease Trust, Series 2011-1, Cl A3 1.060%, 02/20/14	$2,140	$2,144
BMW Vehicle Owner Trust, Series 2009-A, Cl A2 0.630%, 02/25/14	1,900	1,900
Ford Credit Auto Owner Trust, Series 2009-D, Cl A4 2.980%, 08/15/14	8,290	8,500
Honda Auto Receivables Owner Trust, Series 2009-3, Cl A3 2.310%, 05/15/12	1,631	1,638
Honda Auto Receivables Owner Trust, Series 2010-1, Cl A3 1.250%, 10/21/13	3,774	3,786
Hyundai Auto Receivables Trust, Series 2010-B, Cl A2 0.570%, 03/15/13	1,012	1,012
Hyundai Auto Receivables Trust, Series 2011-A, Cl A3 1.160%, 04/15/15	5,925	5,951
Mercedes-Benz Auto Lease Trust, Series 2011-1A, Cl A2 0.790%, 04/15/13 144A	5,215	5,218
Mercedes-Benz Auto Receivables Trust, Series 2010-1, Cl A3 1.420%, 08/15/14	2,723	2,738
Nissan Auto Lease Trust, Series 2010-A, Cl A3 1.390%, 01/15/16	5,502	5,513
Nissan Auto Lease Trust, Series 2011-A, Cl A2A 0.700%, 01/15/14	3,730	3,727
Nissan Auto Receivables Owner Trust, Series 2011-B, Cl A2 0.740%, 09/15/14	5,455	5,460
Toyota Auto Receivables Owner Trust, Series 2011-B, Cl A2 0.530%, 04/15/14	3,780	3,775
USAA Auto Owner Trust, Series 2008-3, Cl A4 4.710%, 02/18/14	4,696	4,737
Volkswagen Auto Lease Trust, Series 2010-A, Cl A3 0.990%, 11/20/13	6,615	6,629
Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Cl A3 1.310%, 01/20/14	3,813	3,822
World Omni Auto Receivables Trust, Series 2011-A, Cl A2 0.640%, 11/15/13	4,601	4,599

		71,149

Credit Cards — 5.9%
American Express Credit Account Master Trust, Series 2007-5, Cl A 0.279%, 12/15/14	2,965	2,964

	Par (000)	Value (000)

BA Credit Card Trust, Series 2008-A7, Cl A7 0.949%, 12/15/14	$6,170	$6,194
Capital One Multi-Asset Execution Trust, Series 2005-A10, Cl A 0.329%, 09/15/15	7,010	6,999
Chase Issuance Trust, Series 2007-A16, Cl A16 0.647%, 06/16/14	7,300	7,307
GE Capital Credit Card Master Note Trust, Series 2009-2, Cl A 3.690%, 07/15/15	7,875	8,024

		31,488

Equipment — 0.7%
John Deere Owner Trust, Series 2011-A, Cl A2 0.640%, 06/16/14	3,665	3,663

Total Asset Backed Securities (Cost $106,423)		106,300

COLLATERALIZED MORTGAGE OBLIGATIONS — 8.6%
Banc of America Mortgage Securities Series 2003-A, Cl 1A1 2.747%, 02/25/33 (A)	8	7
Fannie Mae, Series 2002-47, Cl PE 5.500%, 08/25/17	2,135	2,273
Fannie Mae, Series 2003-11, Cl DB 5.000%, 04/25/17	43	43
Fannie Mae, Series 2003-120, Cl BK 3.500%, 11/25/16	435	439
Fannie Mae, Series 2003-61, Cl HN 4.000%, 08/25/28	208	208
Fannie Mae, Series 2003-81, Cl NY 4.500%, 09/25/16	284	284
Fannie Mae, Series 2003-92, Cl PD 4.500%, 03/25/17	2,037	2,070
Fannie Mae, Series 2004-19, Cl AB 4.000%, 10/25/17	1,252	1,274
Fannie Mae, Series 2004-33, Cl MW 4.500%, 01/25/30	1,915	2,038
Fannie Mae, Series 2004-36, Cl EA 4.500%, 03/25/18	555	567
Fannie Mae, Series 2004-55, Cl LA 4.500%, 06/25/21	217	218
Fannie Mae, Series 2005-105, Cl TL 5.500%, 11/25/31	505	520
Fannie Mae, Series 2005-46, Cl TW 5.000%, 09/25/18	1,191	1,197
Fannie Mae, Series 2008-51, Cl CD 4.500%, 11/25/22	5,929	6,220
Freddie Mac, Series 2144, Cl ME 4.500%, 04/15/14	866	868
Freddie Mac, Series 2579, Cl MW 3.835%, 09/15/17	1,351	1,379
Freddie Mac, Series 2654, Cl OE 5.000%, 09/15/28	522	522
Freddie Mac, Series 2663, Cl BA 4.000%, 08/15/16	151	152
Freddie Mac, Series 2677, Cl LD 4.500%, 03/15/17	3,572	3,635

See Notes to Financial Statements.

51

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
COLLATERALIZED MORTGAGE OBLIGATIONS — continued
Freddie Mac, Series 2695, Cl BO 4.500%, 08/15/28	$1,469	$1,484
Freddie Mac, Series 2695, Cl DE 4.000%, 01/15/17	1,696	1,718
Freddie Mac, Series 2706, Cl CB 5.000%, 06/15/20	1	1
Freddie Mac, Series 2754, Cl PC 5.000%, 12/15/28	895	902
Freddie Mac, Series 2812, Cl AB 4.500%, 10/15/18	1,031	1,059
Freddie Mac, Series 2877, Cl GP 4.000%, 11/15/18	902	928
Freddie Mac, Series 2885, Cl PC 4.500%, 03/15/18	2,586	2,627
Freddie Mac, Series 2887, Cl EA 4.500%, 12/15/18	1,547	1,595
Freddie Mac, Series 2929, Cl BD 4.250%, 06/15/19	2,348	2,438
Freddie Mac, Series 2945, Cl HE 4.500%, 02/15/19	4,663	4,813
Freddie Mac, Series 3023, Cl PN 4.850%, 01/15/29	352	354
Freddie Mac, Series 3137, Cl DN 5.000%, 02/15/20	508	510
Freddie Mac, Series R001, Cl AE 4.375%, 04/15/15	552	552
Ginnie Mae, Series 2009-81, Cl WA 2.000%, 08/20/39	2,748	2,777

Total Collateralized Mortgage Obligations (Cost $46,174)		45,672

CORPORATE BONDS — 17.1%
Automotive — 0.6%
Volkswagen International Finance NV 0.824%, 10/01/12 (A) 144A	3,000	3,005

Consumer Discretionary — 0.3%
VF 1.245%, 08/23/13 (A)	1,545	1,545

Financials — 11.8%
American Express Bank FSB 5.550%, 10/17/12	2,650	2,749
Bank of America (MTN) 4.900%, 05/01/13	5,000	4,972
Bank of Nova Scotia 0.777%, 02/15/13 (A)	4,235	4,233
Barclays Bank PLC 2.500%, 01/23/13	3,975	3,944
Bear Stearns LLC (MTN) 6.950%, 08/10/12	2,885	3,004
Burlington Resources Finance 6.500%, 12/01/11	1,875	1,875
Citigroup 5.500%, 08/27/12	3,820	3,867
Credit Suisse (MTN) 5.000%, 05/15/13	5,000	5,152
Deutsche Bank AG 2.375%, 01/11/13	3,950	3,938
General Electric Capital (MTN) 5.450%, 01/15/13	5,000	5,227

	Par (000)	Value (000)

Goldman Sachs Group 4.750%, 07/15/13	$3,815	$3,823
HSBC Bank PLC 0.887%, 05/15/13 144A	5,000	4,956
JPMorgan Chase 4.750%, 05/01/13	3,100	3,243
Merrill Lynch 5.450%, 02/05/13	300	299
Morgan Stanley 5.300%, 03/01/13	860	859
Morgan Stanley (MTN) 5.750%, 08/31/12	3,000	3,045
Wachovia (MTN) 5.500%, 05/01/13	300	318
Wells Fargo 4.375%, 01/31/13	4,850	5,020
Westpac Banking 2.250%, 11/19/12	2,375	2,402

		62,926

Food, Beverage & Tobacco — 0.7%
Anheuser-Busch InBev Worldwide 3.000%, 10/15/12	2,000	2,035
General Mills 5.650%, 09/10/12	1,900	1,967

		4,002

Healthcare — 0.5%
Teva Pharmaceutical Finance BV 1.344%, 11/08/13 (A)	2,240	2,249
Teva Pharmaceutical Finance III LLC 0.750%, 12/19/11 (A)	500	500

		2,749

Insurance — 1.7%
Allstate Life Global Funding Trusts 5.375%, 04/30/13	2,000	2,108
Metropolitan Life Global Funding I 5.125%, 04/10/13 144A	3,850	4,024
Prudential Financial (MTN) 5.150%, 01/15/13	3,100	3,218

		9,350

Technology — 0.2%
HP Enterprise Services LLC 6.000%, 08/01/13	1,076	1,154

Telecommunications — 0.3%
AT&T 5.875%, 08/15/12	665	688
4.950%, 01/15/13	721	753

		1,441

Utilities — 1.0%
Carolina Power & Light 6.500%, 07/15/12	1,750	1,810
Dominion Resources 5.700%, 09/17/12	1,472	1,526

See Notes to Financial Statements.

52

	Par (000)	Value (000)
CORPORATE BONDS — continued
Utilities — continued
Midamerican Energy Holdings 3.150%, 07/15/12	$1,865	$1,890

		5,226

Total Corporate Bonds (Cost $92,143)		91,398

U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED OBLIGATION — 0.1% Federal National Mortgage Association — 0.1% 5.500%, 12/01/13	217	235

Total U.S. Government Agency Mortgage-Backed Obligation (Cost $223)		235

U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.0% Federal Home Loan Bank — 6.8% 2.000%, 09/14/12	15,000	15,206
1.625%, 09/26/12	21,040	21,277

		36,483

Federal Home Loan Mortgage Corporation — 6.2% 1.750%, 06/15/12	33,000	33,283

Federal National Mortgage Association — 5.0% 0.500%, 10/30/12	26,475	26,543

Total U.S. Government Agency Obligations (Cost $96,273)		96,309

U.S. TREASURY OBLIGATIONS — 35.8%
U.S. Treasury Notes — 35.8%
3.125%, 04/30/13	29,000	30,193
1.375%, 09/15/12	52,890	53,409
1.375%, 01/15/13	68,210	69,124
0.625%, 07/31/12	38,110	38,242

Total U.S. Treasury Obligations (Cost $190,839)		190,968

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 1.2%
PNC Advantage Institutional Money Market Fund, Institutional Class†	6,617,835	$6,618

Total Affiliated Money Market Fund (Cost $6,618)		6,618

TOTAL INVESTMENTS — 100.7% (Cost $538,693)*		537,500

Other Assets & Liabilities – (0.7)%		(3,617)

TOTAL NET ASSETS — 100.0%		$533,883

*	Aggregate cost for Federal income tax purposes is (000) $538,697.

Gross unrealized appreciation (000)	$327
Gross unrealized depreciation (000)	(1,524)

Net unrealized depreciation (000)	$(1,197)

†	See Note 3 in Notes to Financial Statements.
(A)	Variable Rate Security — the rate shown is the rate in effect on November 30, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $17,203 (000) and represents 3.2% of net assets as of November 30, 2011.

          Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

53

PNC Ultra Short Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

  Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$6,618	$ –	$–	$ 6,618

Asset Backed Securities	–	106,300	–	106,300

Collateralized Mortgage Obligations	–	45,672	–	45,672

Corporate Bonds	–	91,398	–	91,398

U.S. Government Agency Mortgage-Backed Obligations	–	235	–	235

U.S. Government Agency Obligations	–	96,309	–	96,309

U.S. Treasury Obligations	–	190,968	–	190,968

Total Assets – Investments in Securities	$6,618	$530,882	$–	$537,500

See Notes to Financial Statements.

54

PNC Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.0%
Arizona — 1.6%
Arizona School Facilities Board (RB) (AMBAC) 5.000%, 07/01/16	$1,000	$1,060
5.000%, 07/01/17	1,000	1,062

		2,122

California — 10.3%
California Educational Facilities Authority, University of Southern California (RB) Series C 5.250%, 10/01/24	2,100	2,557
California State (GO) 5.000%, 10/01/16	1,500	1,707
5.000%, 10/01/20	2,000	2,293
California State Department of Water Resources, Power Supply (RB) 5.000%, 05/01/20	1,405	1,610
California State Department of Water Resources, Power Supply (RB) Series L 5.000%, 05/01/15	2,200	2,488
Los Angeles Unified School District, Election 2004 (GO) Series H (AGM) 5.000%, 07/01/16	1,000	1,155
5.000%, 07/01/25	2,025	2,180

		13,990

Colorado — 1.4%
Colorado Water Resources & Power Development Authority (RB) Series A2 5.500%, 09/01/21	1,500	1,887

Delaware — 1.0%
Delaware (GO) Series 2009C 5.000%, 10/01/24	1,125	1,390

Florida — 10.4%
Citizens Property Insurance (RB) Series A-1 6.000%, 06/01/16	750	837
5.000%, 06/01/16	3,500	3,778
Florida State Department of Transportation (RB) 5.000%, 07/01/18	1,850	2,115
Florida State Department of Transportation (RB) Series A 5.000%, 07/01/20	4,715	5,527
University of North Florida Financing Corp, Housing Project (RB) (NATL-RE FGIC) 5.000%, 11/01/18	1,720	1,917

		14,174

Georgia — 1.1%
Gwinnett County School District (GO) 5.000%, 02/01/22	1,250	1,521

Illinois — 1.7%
Illinois State Sales Tax (RB) 5.000%, 06/15/17	1,000	1,156
5.000%, 06/15/25	1,100	1,138

		2,294

Indiana — 0.8%
Ball State University (RB) Series P (DD) 5.000%, 07/01/26	1,000	1,072

	Par (000)	Value (000)

Louisiana — 2.0%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB) 5.250%, 05/15/23	$2,655	$2,755

Massachusetts — 9.5%
Massachusetts Bay Transportation Authority (RB) Series A 5.000%, 07/01/25	1,000	1,189
Massachusetts Bay Transportation Authority (RB) Series B 5.250%, 07/01/23	1,000	1,230
Massachusetts Consolidated Loan (GO) Series C 5.000%, 12/01/15	1,375	1,583
Massachusetts Development Finance Agency, Tufts Medical Center (RB) Series I 6.250%, 01/01/27	1,000	1,059
Massachusetts Special Obligation (RB) Series A (NATL-RE FGIC) 5.500%, 06/01/15	4,000	4,613
Massachusetts Water Resources Authority (RB) Series B (AGM) 5.250%, 08/01/23	1,125	1,391
Massachusetts Water Resources Authority (RB) Series J (AGM) 5.500%, 08/01/21	1,455	1,823

		12,888

Michigan — 6.7%
Michigan Environmental Program (GO) Series A 5.000%, 05/01/17	1,000	1,155
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB) 5.000%, 10/01/14	4,310	4,814
Michigan State Hospital Finance Authority, Edward W. Sparrow Hospital Association (RB) 5.000%, 11/15/18	1,000	1,078
Warren Consolidated Schools (GO) (Q-SBLF) 5.250%, 05/01/17	1,930	2,026

		9,073

Missouri — 1.9%
Missouri Development Finance Board Cultural Facilities, Nelson Gallery Foundation (RB) Series A 5.000%, 12/01/16	2,290	2,623

Nebraska — 1.9%
City of Omaha, Omaha Convention Center/Arena Project (GO) Series 2004 5.250%, 04/01/25	2,050	2,535

Nevada — 7.2%
Clark County School District (GO) Series C 5.000%, 06/15/17	3,000	3,442
Clark County, Park and Regional Justice Center (GO) Series B (AMBAC) 5.000%, 11/01/24	1,100	1,170

See Notes to Financial Statements.

55

PNC Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Nevada — continued
Nevada (GO) Series D 5.000%, 06/01/18	$4,400	$5,135

		9,747

New Mexico — 1.0%
New Mexico Finance Authority (RB) 5.000%, 06/15/21	1,160	1,413

New York — 3.1%
New York Local Government Assistance Corporation (RB) Series 2008B-C/D 5.000%, 04/01/20	3,000	3,563
New York State Dormitory Authority, Residential Institution for Children (RB) (SONYMA) 5.000%, 06/01/15	650	717

		4,280

North Carolina — 4.1%
North Carolina Eastern Municipal Power Agency (RB) Series A (ETM) 5.000%, 01/01/21	2,665	3,274
North Carolina Medical Care Commission, Caromont Health (RB) (AGM) 5.000%, 02/15/14	1,000	1,069
North Carolina Medical Care Commission, Mission Health Combined Group (RB) 5.000%, 10/01/22	1,120	1,229

		5,572

Ohio — 2.9%
Butler County Hospital Facilities, UC Health Project (RB) 5.500%, 11/01/22	2,500	2,689
Ohio State Water Development Authority, Fresh Water Project (RB) 5.500%, 06/01/21	1,000	1,263

		3,952

Pennsylvania — 10.4%
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A 5.000%, 09/01/18	2,000	2,279
Central Bucks School District (GO) (NATL-RE FGIC) 5.000%, 05/15/22	1,715	2,123
Pennsylvania Higher Educational Facilties Authority, Elizabethtown College Project (RB) Series FF2 (RADIAN) 5.000%, 12/15/16	1,425	1,516
Pennsylvania Higher Educational Facilties Authority, Jefferson Health System (RB) Series B 5.000%, 05/15/17	2,740	3,082
Philadelphia School District (GO) Series B 5.000%, 06/01/17	1,015	1,134
Pittsburgh (GO) Series C (AGM) 5.250%, 09/01/18	1,000	1,114

	Par (000)	Value (000)

West Chester Area School District (GO) Series AA 5.000%, 03/15/22	$2,400	$2,851

		14,099

Texas — 13.1%
Austin Independent School District (GO) (PSF-GTD) 5.000%, 08/01/16	2,000	2,344
Beaumont (GO) 5.000%, 03/01/20	2,040	2,436
Harris County (GO) Series B 5.000%, 10/01/21	1,000	1,201
Harris County Cultural Education Facilities Finance Corporation, Methodist Hospital System (RB) 5.000%, 06/01/14	750	818
Houston (RB) Series B 5.000%, 09/01/19	1,740	1,883
Spring Branch Independent School District (GO) (PSF-GTD) 5.000%, 02/01/17	2,000	2,362
Texas Tech University (RB) Twelfth Series 5.000%, 02/15/19	1,000	1,193
University of Texas System (RB) Series A 5.000%, 08/15/23	4,775	5,593

		17,830

Washington — 4.2%
Energy Northwest (RB) (NATL-RE IBC) 7.125%, 07/01/16	1,900	2,376
Seattle (GO) Series B 5.000%, 08/01/14	3,000	3,331

		5,707

Guam — 1.2%
Guam Territory (RB) Series A 5.000%, 01/01/25	1,500	1,595

Puerto Rico — 0.5%
Puerto Rico (GO) Series A 5.500%, 07/01/18	570	628

Total Municipal Bonds (Cost $126,646)		133,147

See Notes to Financial Statements.

56

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 2.1%
PNC Tax Exempt Money Market Fund, Class I†	2,928,556	$2,929

Total Affiliated Money Market Fund
(Cost $2,929)		2,929
TOTAL INVESTMENTS — 100.1%
(Cost $129,575)*		136,076
Other Assets & Liabilities – (0.1)%		(203)
TOTAL NET ASSETS — 100.0%		$135,873

* Aggregate cost for Federal income tax purposes is (000) $129,575.
Gross unrealized appreciation (000)	$6,510
Gross unrealized depreciation (000)	(9)

Net unrealized appreciation (000)	$6,501

† See Note 3 in Notes to Financial Statements.

  Please see Investment Abbreviations and Definitions on Page 72.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$2,929	$ –	$–	$ 2,929

Municipal Bonds	–	133,147	–	133,147

Total Assets – Investments in Securities	$2,929	$133,147	$–	$136,076

See Notes to Financial Statements.

57

PNC Maryland Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.5%
District of Columbia — 1.5%
Washington Metropolitan Area Transit Authority (RB) Series A
5.250%, 07/01/24	$1,000	$1,130

Maryland — 82.4%
Annapolis City (GO)
5.000%, 08/01/23	1,000	1,181
Anne Arundel County (GO)
5.000%, 04/01/15	1,800	2,038
5.000%, 03/01/16	325	342
Anne Arundel County, National Business Park Project (TAN)
5.125%, 07/01/22	1,000	1,091
Anne Arundel County Prerefunded 03/01/13 @ 100 (GO)
5.000%, 03/01/13	425	449
Baltimore City (GO) Series A (AMBAC)
5.000%, 10/15/19	715	795
Baltimore City, Wastewater Projects, Prerefunded 07/01/15 @ 100 (RB)
Series B (NATL-RE)
5.000%, 07/01/15	1,500	1,716
Baltimore City, Wastewater Projects (RB) Series A (NATL-RE FGIC)
5.000%, 07/01/22	1,000	1,166
Baltimore City, Water Projects, Prerefunded 07/01/15 @100 (RB) Series A (NATL-RE)
5.000%, 07/01/15	1,000	1,144
Baltimore County, Catholic Health Initiatives Project (RB) Series A
5.000%, 09/01/21	500	543
Charles County Consolidated Public Improvement (GO)
5.000%, 03/01/18	1,000	1,208
5.000%, 07/15/19	1,335	1,634
Frederick County (GO)
5.000%, 08/01/16	2,000	2,288
5.000%, 08/01/17	1,730	1,970
Frederick County, Urbana Community Development Authority (STRB) Series A
5.000%, 07/01/24	3,020	3,212
Harford County (GO)
5.000%, 07/15/20	600	666
5.000%, 07/15/22	1,290	1,414
Maryland Community Development Administration (RB) Series B (NATL-RE)
5.150%, 06/01/22	200	200
5.125%, 06/01/17	195	195
Maryland Department of Transportation (RB)
5.000%, 02/15/21	2,500	2,894
Maryland Department of Transportation (RB) Second Issue
5.000%, 09/01/22	2,000	2,323
Maryland Economic Development Corporation, University of Maryland, College Park Project (RB)
5.000%, 07/01/15	1,665	1,819

	Par (000)	Value (000)

Maryland Health & Higher Educational Facilities Authority, Board of Child Care (RB)
5.375%, 07/01/32	$500	$502
Maryland Health & Higher Educational Facilities Authority, Carroll Hospital Center (RB)
5.000%, 07/01/36	975	963
Maryland Health & Higher Educational Facilities Authority, College of Notre Dame (RB)
(NATL-RE)
5.300%, 10/01/18	460	518
Maryland Health & Higher Educational Facilities Authority, Goucher College (RB)
5.375%, 07/01/25	500	519
Maryland Health & Higher Educational Facilities Authority, John Hopkins Health System Obligated Group (RB) Series A
5.000%, 05/15/26	1,500	1,652
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health (RB) (AGM)
5.000%, 07/01/19	1,000	1,100
Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center Issue (RB) Series 2006
5.000%, 07/01/17	1,550	1,679
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System (RB) Series A (NATL-RE FHA)
5.000%, 07/01/21	725	788
Maryland Industrial Development Financing Authority, American Center for Physics Headquarters Facility (RB)
5.250%, 12/15/14	500	502
Maryland State (GO) Second Series
5.000%, 08/01/18	1,450	1,693
Maryland Transportation Authority (RB)
5.250%, 03/01/19	2,235	2,753
Maryland Transportation Authority, Transportation Facilities Project (RB)
5.000%, 07/01/19	1,500	1,779
Maryland Water Quality Financing Administration (RB) Series A
5.000%, 03/01/24	1,175	1,341
Montgomery County Revenue Authority, Department of Liquor Control (RB) Series A
5.000%, 04/01/18	1,000	1,182
5.000%, 04/01/21	1,075	1,294
Montgomery County Revenue Authority, Olney Indoor Swim Center Project (RB) Series C
5.250%, 10/01/12	50	50
Montgomery County, Consolidated Public Improvement (GO) Series A
5.000%, 08/01/18	1,500	1,835
Prince George’s County (GO) Series B
5.000%, 07/15/20	900	1,052
5.000%, 07/15/23	1,550	1,767
Prince George’s County Industrial Development Authority, Upper Marlboro Justice Center Project (RB) Series A (NATL-RE)
5.000%, 06/30/17	500	531
5.000%, 06/30/19	710	750

See Notes to Financial Statements.

58

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Maryland — continued
St. Mary’s County, St. Mary’s Hospital Project (GO)
5.000%, 10/01/20	$1,000	$1,049
Talbot County (GO)
5.000%, 05/01/14	1,250	1,377
University System of Maryland, Auxiliary Facility and Tuition Project (RB) Series A
5.000%, 04/01/18	1,200	1,444
Washington Suburban Sanitation Commission, Prerefunded 06/01/15 @ 100 (GO)
5.000%, 06/01/20	1,000	1,142
Washington Suburban Sanitation Commission (GO) 5.000%, 06/01/19	680	770

		60,320

Guam — 3.6%
Territory of Guam (RB) Series A
5.000%, 01/01/27	2,500	2,613

Puerto Rico — 10.0%
Puerto Rico (GO) Series A (NATL-RE IBC)
5.250%, 07/01/21	1,000	1,026
Puerto Rico (GO) Series A-4 (AGM)
5.250%, 07/01/30	500	519
Puerto Rico Electric Power Authority (RB) Series CCC
5.000%, 07/01/24	1,000	1,043
Puerto Rico Electric Power Authority (RB) Series SS (NATL-RE)
5.000%, 07/01/19	1,000	1,066
Puerto Rico Public Buildings Authority, Prerefunded 7/01/14 @ 100 (RB) Series I
5.500%, 07/01/14	1,000	1,120
Puerto Rico Public Finance Corporation, (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	510	679
Puerto Rico Sales Tax Financing Corporation (RB) Sub-Series A
5.000%, 08/01/24	1,750	1,862

		7,315

Total Municipal Bonds (Cost $67,921)		71,378

	Number of Shares	Value (000)
MONEY MARKET FUND — 3.6%
T. Rowe Price Maryland Tax-Free Money Fund	2,652,038	$2,652

Total Money Market Fund
(Cost $2,652)		2,652

TOTAL INVESTMENTS — 101.1%
(Cost $70,573)*		74,030

Other Assets & Liabilities – (1.1)%		(823)

TOTAL NET ASSETS — 100.0%		$73,207

* Aggregate cost for Federal income tax purposes is (000)	$ 70,567.
Gross unrealized appreciation (000)	$3,547
Gross unrealized depreciation (000)	(84)

Net unrealized appreciation (000)	$3,463

Please	see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

59

PNC Maryland Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Money Market Fund	$2,652	$ –	$–	$ 2,652

Municipal Bonds	–	71,378	–	71,378

Total Assets – Investments in Securities	$2,652	$71,378	$–	$74,030

See Notes to Financial Statements.

60

PNC Michigan Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — 95.0%
Michigan — 77.7%
Caledonia Community Schools (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/21	$500	$538
Forest Hills Public Schools (GO) (AGM)
5.000%, 05/01/17	1,000	1,159
Grand Rapids, Sanitary Sewer System Improvement (RB) Series A (NATL-RE FGIC)
5.375%, 01/01/16	500	572
Ingham County Building Authority (RB) (NATL- RE)
5.000%, 07/01/16	750	835
Kent County (GO)
5.000%, 01/01/18	750	869
Lake Saint Claire Clean Water Initiative (GO)
5.000%, 10/01/21	645	753
5.000%, 10/01/22	685	789
Lansing Building Authority (RB) (AMBAC)
5.000%, 06/01/19	750	834
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB)
5.000%, 10/01/22	1,000	1,184
Michigan Public Power Agency, Combustion Turnbine No. 1 Project (RB) Series A (AGM)
5.000%, 01/01/20	505	578
Michigan State Hospital Finance Authority, Hospital-Henry Ford Health (RB)
5.500%, 11/15/17	750	844
Michigan State Hospital Finance Authority, Trinity Health Credit Group (RB) Series A
5.000%, 12/01/26	820	846
Michigan State Hospital Finance Authority, Trinity Health Credit Group
Prerefunded 12/01/16 @ 100 (RB) Series A
5.000%, 12/01/16	180	213
Michigan State Hospital Finance Authority (RB) Series P (NATL-RE) (ETM)
5.375%, 08/15/14	100	105
Michigan State, Environmental Program (GO) Series A
6.000%, 11/01/24	1,000	1,170
5.250%, 11/01/23	1,000	1,117
Northwestern Michigan College (GO) (AMBAC)
5.000%, 04/01/18	750	824
Saginaw Valley State University (RB) Series A
5.000%, 07/01/15	500	554
Thornapple Kellogg School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/18	750	857
Troy City School District (GO) (NATL-RE Q-SBLF)
5.000%, 05/01/17	750	836
West Branch Rose City Area Schools (GO) (AGM Q-SBLF)
5.000%, 05/01/19	30	33

		15,510

	Par (000)	Value (000)

Guam — 2.6%
Territory of Guam (RB) Series A
5.000%, 01/01/27	$500	$522

Puerto Rico — 14.7%
Puerto Rico Electric Power Authority (RB) Series CCC
5.000%, 07/01/24	500	522
Puerto Rico Highway & Transportation Authority, Prerefunded 7/01/13 @ 100 (RB) Series Z (NATL-RE)
6.250%, 07/01/13	5	5
Puerto Rico Highway & Transportation Authority, Unrefunded (RB) Series Z (NATL-RE)
6.250%, 07/01/13	745	798
Puerto Rico Public Finance Corporation, (RB) Series E (ETM) (AGM)
6.000%, 08/01/26	400	532
Puerto Rico Public Improvement (GO) Series A (FGIC)
5.500%, 07/01/19	500	546
Puerto Rico Sales Tax Financing Corporation (RB) Sub-Series A
5.000%, 08/01/24	500	532

		2,935

Total Municipal Bonds
(Cost $18,165)		18,967

	Number of Shares
MONEY MARKET FUND — 6.8%
JPMorgan Michigan Municipal Money Market Fund	1,368,842	1,369

Total Money Market Fund (Cost $1,369)		1,369

TOTAL INVESTMENTS — 101.8% (Cost $19,534)*		20,336

Other Assets & Liabilities – (1.8)%		(365)

TOTAL NET ASSETS — 100.0%		$19,971

* Aggregate cost for Federal income tax purposes is (000) $ 19,526.
Gross unrealized appreciation (000)	$836
Gross unrealized depreciation (000)	(26)

Net unrealized appreciation (000)	$810

Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

61

PNC Michigan Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Money Market Fund	$1,369	$ –	$–	$ 1,369

Municipal Bonds	–	18,967	–	18,967

Total Assets – Investments in Securities	$1,369	$18,967	$–	$20,336

See Notes to Financial Statements.

62

PNC Ohio Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — 98.0%
Ohio — 88.4%
Akron Economic Development (RB) (NATL-RE) 6.000%, 12/01/12	$645	$646
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B 5.000%, 09/01/21	2,680	2,913
American Municipal Power, Hydroelectric Projects (RB) Series C 5.000%, 02/15/22	2,000	2,169
Butler County Hospital Facilities, UC Health Project (RB) 5.500%, 11/01/22	2,500	2,689
Canton City School District (GO) Series 2005 (NATL-RE) 5.000%, 12/01/14	1,185	1,291
Centerville Capital Facilities (GO) (NATL-RE) 5.650%, 12/01/18	45	45
Clermont County Waterworks, Sewer District Project (RB) (AMBAC) 5.250%, 08/01/15	1,000	1,064
Cleveland Waterworks (RB) Series N (NATL-RE) 5.000%, 01/01/18	1,990	2,254
Columbus (GO) Series A 5.000%, 07/01/27	2,000	2,277
Cuyahoga County (GO) 5.650%, 05/15/18	600	698
Cuyahoga County (GO) Series A 5.000%, 12/01/20	3,205	3,807
Cuyahoga County (RB) Series A 5.500%, 01/01/14	1,700	1,821
Dublin City School District (GO) (NATL-RE) 5.000%, 12/01/18	1,000	1,139
Franklin County (GO) 5.000%, 12/01/15	1,875	2,157
5.000%, 12/01/16	950	1,088
Greene County Sewer System (RB) (AMBAC) 5.000%, 12/01/16	1,500	1,721
Hamilton City School District (GO) (NATL-RE) 5.000%, 12/01/18	2,100	2,268
Hamilton County Sewer System (RB) Series B (NATL-RE) 5.000%, 12/01/17	1,325	1,485
Hilliard (GO) (NATL-RE) 5.000%, 12/01/21	1,000	1,098
Mad River Local School District (GO) (NATL-RE FGIC) 5.750%, 12/01/14	510	556
Miami University (RB) (AMBAC) 5.000%, 09/01/15	1,695	1,903
Ohio Housing Finance Agency (RB) Series 2 (Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation) 5.000%, 11/01/19	2,095	2,388
Ohio Housing Finance Agency (RB) Series A (AGM) 5.000%, 04/01/16	1,590	1,790
Ohio State Development Assistance, Logistics and Distribution Programs (RB) Series A 5.000%, 10/01/15	1,850	2,079

	Par (000)	Value (000)

Ohio State Higher Educational Facility Commission (GO) 5.000%, 08/01/19	$1,800	$2,170
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series C 5.000%, 12/01/17	595	683
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) 6.250%, 10/01/17	2,000	2,422
Ohio State Higher Educational Facility Commission, Kenyon College Project (RB) (VRDN) 5.050%, 07/01/16	2,250	2,485
Ohio State Hospital Facility, Cleveland Clinic Health System (RB) Series B 5.000%, 01/01/17	500	564
Ohio State Hospital Facility, Cleveland Clinic Health System Obligated Group (RB) Series B 5.000%, 01/01/23	2,000	2,155
Ohio State Turnpike Commission (RB) Series A 5.000%, 02/15/18	1,000	1,166
5.000%, 02/15/19	1,000	1,172
5.000%, 02/15/25	2,525	2,800
Ohio State Turnpike Commission (RB) Series A (NATL-RE FGIC) 5.500%, 02/15/18	1,000	1,195
Ohio State University (RB) Series A 5.000%, 12/01/15	1,025	1,174
5.000%, 12/01/17	1,000	1,191
Ohio State University (RB) Series D 5.000%, 12/01/25	2,020	2,353
Ohio State Water Development Authority, Fresh Water Project (RB) Series B 5.250%, 12/01/23	1,000	1,247
5.000%, 12/01/20	2,015	2,462
Ohio State Water Development Authority, Fresh Water Project (RB) Series B (AGM) 5.500%, 12/01/20	1,835	2,316
Ohio State Water Development Authority, Water Pollution Control Project (RB) Series A 5.000%, 12/01/17	1,675	2,012
5.000%, 06/01/20	3,055	3,654
Ohio State, Major New State Infrastructure Project (RB) Series 2008-1 5.750%, 06/15/18	500	613
Olentangy Local School District (GO) (AGM) 5.500%, 12/01/19	35	36
Southwest Licking Local School District (GO) (NATL-RE FGIC) 5.750%, 12/01/16	400	456
Upper Arlington City School District (GO) (AGM) 5.000%, 12/01/15	2,000	2,274
West Chester Township (GO) (AMBAC) 5.750%, 12/01/15	2,145	2,503
Wyoming City School District (GO) Series B (NATL-RE FGIC) 5.750%, 12/01/15	740	854

See Notes to Financial Statements.

63

PNC Ohio Intermediate Tax Exempt Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Ohio — continued
5.750%, 12/01/16	$800	$943
5.750%, 12/01/17	400	480

		82,726

Guam — 2.7%
Guam Territory (RB) Series A 5.000%, 01/01/26	2,350	2,481

Puerto Rico — 6.9%
Puerto Rico (GO) Series A (AGM SG) 5.500%, 07/01/17	100	112
Puerto Rico Electric Power Authority (RB) Series CCC 5.000%, 07/01/24	1,500	1,565
Puerto Rico Electric Power Authority (RB) Series VV 5.500%, 07/01/20	800	902
Puerto Rico Highway & Transportation Authority, Unrefunded (RB) Series Z (NATL-RE) 6.250%, 07/01/14	915	999
Puerto Rico Infrastructure Financing Authority (RB) Series C (AMBAC) 5.500%, 07/01/17	160	177
Puerto Rico Public Improvement (GO) Series A (FGIC) 5.500%, 07/01/19	500	546
Puerto Rico Sales Tax Financing Corporation (RB) Sub-Series A 5.000%, 08/01/24	2,000	2,128

		6,429

Total Municipal Bonds (Cost $86,112)		91,636

	Number of Shares
AFFILIATED MONEY MARKET FUND — 3.8%
PNC Ohio Municipal Money Market Fund, Class I†	3,583,171	3,583

Total Affiliated Money Market Fund (Cost $3,583)		3,583

TOTAL INVESTMENTS — 101.8% (Cost $89,695)*		95,219

Other Assets & Liabilities – (1.8)%		(1,654)

TOTAL NET ASSETS — 100.0%		$93,565

*	Aggregate cost for Federal income tax purposes is (000) $89,696.

Gross unrealized appreciation (000)	$5,538
Gross unrealized depreciation (000)	(15)

Net unrealized appreciation (000)	$5,523

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

64

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$3,583	$ –	$–	$ 3,583

Municipal Bonds	–	91,636	–	91,636

Total Assets – Investments in Securities	$3,583	$ 91,636	$–	$95,219

See Notes to Financial Statements.

65

PNC Pennsylvania Intermediate Municipal Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — 96.6%
Pennsylvania — 81.8%
Allegheny County Higher Education Building Authority, Duquesne University (RB) 5.000%, 03/01/16	$1,175	$1,310
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center Project (RB) Series A 5.000%, 05/15/22	1,375	1,508
Allegheny County Port Authority, Transportation (RB) 5.000%, 03/01/26	1,000	1,067
Bucks (GO) 5.125%, 05/01/22	1,255	1,472
Central Dauphin School District (GO) (AGM) 5.000%, 12/01/20	1,000	1,065
Commonwealth of Pennsylvania (GO) (NATL-RE) 5.375%, 07/01/19	1,000	1,243
Dauphin (GO) 5.000%, 11/15/20	1,000	1,123
East Stroudsburg Area School District (GO) Series A (NATL-RE FGIC) 5.750%, 09/01/16	500	584
Franklin County Industrial Development Authority, Chambersburg Hospital Project (RB) 5.000%, 07/01/14	1,000	1,073
Gettysburg Municipal Authority (RB) (NATL-RE) (ETM) 5.375%, 08/15/13	1,000	1,084
Hempfield Township Municipal Authority (RB) (AGM) 5.000%, 09/01/16	1,000	1,124
Montgomery County Higher Education & Health Authority, Arcadia University (RB) 5.250%, 04/01/23	1,000	1,048
Northampton County General Purpose Authority (RB) 5.250%, 10/01/15	1,000	1,143
Parkland School District (GO) (NATL-RE FGIC) 5.375%, 09/01/14	1,000	1,115
Pennsylvania Higher Educational Facilties Authority, University of Pennsylvania Health Systems (RB) 5.250%, 08/15/25	1,250	1,358
Pennsylvania Intergovernmental Cooperation Authority, City of Philadelphia Funding Program (STRB) 5.000%, 06/15/18	1,050	1,248
Pennsylvania Turnpike Commission (RB) Series A (AGM) 5.250%, 07/15/22	1,000	1,200
Philadelphia Parking Authority, Airport Parking (RB) 5.000%, 09/01/19	285	317
Pittsburgh (GO) Series B (AGM) 5.250%, 09/01/15	1,000	1,107
Pittsburgh Public Schools (GO) Series A (AGM) 5.000%, 09/01/20	1,000	1,150

	Par (000)	Value (000)

Union County Higher Educational Facilities
Financing Authority, Bucknell University (RB) 5.000%, 04/01/14	$500	$545
University of Pittsburgh, Capital Project (RB) Series B 5.000%, 09/15/18	1,000	1,205

		24,089

Guam — 2.2%
Guam Territory (RB) Series A 5.000%, 01/01/25	610	649

Puerto Rico — 12.6%
Puerto Rico Electric Power Authority (RB) Series ZZ 5.250%, 07/01/19	1,035	1,156
Puerto Rico Infrastructure Financing Authority (RB) Series C (AMBAC) 5.500%, 07/01/17	1,340	1,481
Puerto Rico Sales Tax Financing Corporation (RB) Sub-Series A 5.000%, 08/01/24	1,000	1,064

		3,701

Total Municipal Bonds (Cost $27,083)		28,439

	Number of Shares
AFFILIATED MONEY MARKET FUND — 2.6%
PNC Pennsylvania Tax Exempt Money Market Fund, Class I†	751,795	752

Total Affiliated Money Market Fund (Cost $752)		752

TOTAL INVESTMENTS — 99.2% (Cost $27,835)*		29,191

Other Assets & Liabilities – 0.8%		243

TOTAL NET ASSETS — 100.0%		$29,434

* Aggregate cost for Federal income tax purposes is (000) $ 27,837.
Gross unrealized appreciation (000)	$1,354
Gross unrealized depreciation (000)	–

Net unrealized appreciation (000)	$1,354

†	See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

66

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$752	$ –	$–	$ 752

Municipal Bonds	–	28,439	–	28,439

Total Assets – Investments in Securities	$752	$28,439	$–	$29,191

See Notes to Financial Statements.

67

PNC Tax Exempt Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

November 30, 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — 97.9%
Alaska — 1.0%
North Slope (GO) Series A 5.000%, 06/30/13	$1,250	$1,335

Arizona — 4.6%
Arizona School Facilities Board (RB) (AMBAC) 5.000%, 07/01/18	1,735	1,834
Arizona School Facilities Board (RB) Series A (AMBAC) 5.250%, 07/01/13	1,000	1,037
Arizona State (RB) Series A (AGM) 4.000%, 07/01/13	2,000	2,083
Arizona Transportation Board, Prerefunded 12/14/11 @100 (RB) 5.250%, 07/01/13	1,000	1,001

		5,955

California — 5.0%
California Department of Water Resources, Power Supply (RB) Series L 5.000%, 05/01/12	2,550	2,599
California Statewide Communities Development Authority, State of California Proposition 1A Receivables Program (RB) 5.000%, 06/15/13	1,000	1,063
Los Angeles Unified School District (GO) Series A (NATL-RE) 5.250%, 07/01/12	2,745	2,823

		6,485

Delaware — 1.0%
New Castle County (GO) Series A 5.000%, 07/15/14	1,130	1,255

District of Columbia — 2.4%
District of Columbia (RB) Series B 5.000%, 12/01/12	1,075	1,124
District of Columbia, Catholic University of America (RB) 5.000%, 10/01/16	1,760	1,937

		3,061

Florida — 4.1%
Citizens Property Insurance (RB) Series A-1 6.000%, 06/01/16 5.000%, 06/01/14	1,800 1,000	2,010 1,066
Tampa Bay Regional Water (RB) Series B 5.000%, 10/01/18	1,875	2,240

		5,316

Georgia — 0.9%
DeKalb Private Hospital Authority, Children’s Healthcare (RB) 5.000%, 11/15/14	1,000	1,102

Illinois — 3.1%
Illinois (RB) 5.375%, 06/15/13 5.000%, 06/15/13	1,000 1,750	1,004 1,862

	Par (000)	Value (000)

Illinois Finance Authority, The Art Institute of Chicago (RB) Series A 5.250%, 03/01/19	$1,000	$1,178

		4,044

Indiana — 1.9%
Indiana Finance Authority (RB) Series A 5.250%, 02/01/17	2,100	2,490

Iowa — 1.9%
Iowa Finance Authority, Genesis Health Systems (RB) 5.000%, 07/01/13	2,250	2,378

Kansas — 0.8%
Olathe City, Oalthe Medical Center (RB) Series A (VRDN) 4.125%, 03/01/13	1,000	1,006

Maryland — 4.1%
Frederick, Urbana Community Development Authority (STRB) Series A 3.000%, 07/01/12	750	759
3.000%, 07/01/13	580	593
Maryland (GO) Second Series 5.000%, 08/01/15	1,395	1,601
University System of Maryland (RB) Series A 5.000%, 04/01/13	980	995
University System of Maryland, Prerefunded 4/01/12 @ 100 (RB) Series A 5.000%, 04/01/12	1,270	1,290

		5,238

Massachusetts — 4.2%
Massachusetts Consolidated Loan (GO) Series C 5.000%, 12/01/15	2,000	2,303
Massachusetts Development Finance Agency, Partners Health Care (RB) Series K-6 5.000%, 07/01/17	1,500	1,722
Massachusetts Health & Educational Facilities Authority, Simmons College, Prerefunded 10/01/13 @100 (RB) Series F (FGIC) 5.000%, 10/01/13	1,295	1,403

		5,428

Michigan — 4.8%
Michigan (GO) 5.500%, 12/01/15	1,000	1,152
Michigan Environmental Program (GO) Series A 5.000%, 05/01/17	1,000	1,155
Michigan Municipal Bond Authority, Clean Water Pooled Project (RB) 5.000%, 10/01/17	1,025	1,218
Michigan Municipal Bond Authority, Drinking Water Fund, Prerefunded 10/01/12 @100 (RB) 5.375%, 10/01/19	830	865
Woodhaven-Brownstown School District, Prerefunded 5/01/12 @ 100 (GO) (Q-SBLF) 5.375%, 05/01/12	1,710	1,746

		6,136

See Notes to Financial Statements.

68

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Missouri — 1.0%
Missouri Highway & Transportation Commission (RB) 5.000%, 05/01/16	$1,100	$1,280

Nevada — 3.7%
Clark County, Motor Vehicle Fuel Tax (RB) (AMBAC) 5.000%, 07/01/17	1,805	2,073
Henderson, Catholic Healthcare West (RB) Series B 5.000%, 07/01/13	1,500	1,579
5.000%, 07/01/15	500	546
Nevada, University System (GO) Series G (NATL-RE) 5.000%, 08/01/16	500	571

		4,769

New Mexico — 1.5%
New Mexico (RB) Series D 5.000%, 07/01/15	1,725	1,966

New York — 6.6%
Erie County (GO) Series A (NATL - RE) 5.000%, 12/01/14	1,000	1,083
Long Island Power Authority, Electric System (RB) Series A 5.000%, 04/01/19	1,385	1,616
Monroe County (GO) (AMBAC) 5.000%, 06/01/14	2,500	2,716
Nassau County Interim Finance Authority (RB) Series A 5.000%, 11/15/13	1,000	1,086
New York City Transitional Finance Authority (RB) Sub-Series A-2 5.000%, 11/01/16	1,250	1,414
New York State Environmental Facilities Corporation, New York City Municipal Water Project (RB) Series K 5.500%, 06/15/13	520	560

		8,475

North Carolina — 6.4%
Charlotte-Mecklenburg Hospital Authority, Carolinas Healthcare System, Prerefunded 1/15/15 @ 100 (RB) Series A 5.000%, 01/15/15	1,500	1,693
Forsyth (GO) Series B 5.000%, 04/01/16	1,350	1,571
5.000%, 04/01/19	1,000	1,221
North Carolina (GO) 5.000%, 05/01/14	1,000	1,063
North Carolina (GO) Series B 5.000%, 04/01/13	1,500	1,592
North Carolina Medical Care Commission, Caromont Health (RB) (AGM) 5.000%, 02/15/14	1,000	1,070

		8,210

	Par (000)	Value (000)

Ohio — 2.6%
Ohio State Water Development Authority, Fresh Water Project (RB) Series A 5.000%, 06/01/12	$1,145	$1,172
Ohio State Water Development Authority, Water Quality Project (RB) 5.000%, 12/01/13	1,000	1,088
State of Ohio Hospital Facility, Cleveland Clinic Health System (RB) Series A 5.000%, 01/01/15	1,000	1,099

		3,359

Oregon — 1.1%
Linn & Benton Counties School District No. 8J Greater Albany (GO) (NATL-RE) 5.000%, 06/15/14	1,275	1,407

Pennsylvania — 8.5%
Commonwealth of Pennsylvania (GO) Fourth Series 5.000%, 07/01/14	1,800	1,995
Commonwealth of Pennsylvania (GO) Third Series A 5.000%, 07/15/18	1,695	2,049
Dauphin County (GO) 5.000%, 11/15/18	1,015	1,170
Montgomery County Higher Education & Health Authority, Abington Memorial Hospital (RB) Series A 5.000%, 06/01/15	1,000	1,086
Pennsylvania Higher Educational Facilties Authority, University of Pennsylvania Health Systems (RB) Series A (AMBAC) 5.000%, 08/15/19	1,000	1,097
Philadelphia (RB) Series A (AMBAC) 5.000%, 08/01/13	670	718
Philadelphia Parking Authority, Airport Parking (RB) 5.000%, 09/01/12	1,000	1,028
Pittsburgh Public Schools (GO) Series B (AGM) 5.000%, 09/01/16	1,635	1,847

		10,990

South Carolina — 1.2%
South Carolina State Public Service Authority (RB) Series A (AGM) 5.000%, 01/01/13	725	760
South Carolina State Public Service Authority (RB) Series A (ETM) (AGM) 5.000%, 01/01/13	735	772

		1,532

South Dakota — 0.9%
South Dakota Health & Educational Facilities Authority, Regional Health (RB) 5.000%, 09/01/15	1,000	1,105

Tennessee — 2.7%
Memphis (RB) 5.000%, 12/01/14	3,115	3,487

See Notes to Financial Statements.

69

PNC Tax Exempt Limited Maturity Bond Fund

SCHEDULE OF INVESTMENTS

November 30 , 2011 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL BONDS — continued
Texas — 12.7%
Dallas Independent School District (GO) (PSF-GTD) 5.000%, 02/15/18	$2,500	$3,008
Frisco (GO) (NATL-RE) 5.000%, 02/15/16	1,685	1,945
Harris County Cultural Education Facilities Finance Corporation, Methodist Hospital System (RB) 5.000%, 06/01/14	2,500	2,726
Houston (RB) Series B 5.000%, 09/01/18	2,140	2,344
Houston Health Facilities Development Corporation, Buckingham Senior Living Community, Inc. Project, Prerefunded 2/15/14 @ 101 (RB) Series A 7.125%, 02/15/14	1,000	1,147
Texas (GO) Series A 5.000%, 10/01/17	500	600
Texas (GO) Series B 5.000%, 04/01/17	3,025	3,594
Texas Transportation Commission (RB) 5.000%, 04/01/13	1,000	1,060

		16,424

Utah — 0.9%
Nebo School District, School Building (GO) 5.000%, 07/01/19	1,000	1,211

Virginia — 2.9%
Commonwealth of Virginia (GO) Series A 5.000%, 06/01/13	2,000	2,138
Tobacco Settlement Financing Corporation, Prerefunded 6/01/15 @ 100 (RB) 5.625%, 06/01/15	1,425	1,645

		3,783

Washington — 2.7%
Washington (GO) Series 2011-A 5.000%, 01/01/15	1,000	1,123
5.000%, 01/01/18	2,000	2,385

		3,508

Puerto Rico — 2.7%
Puerto Rico Electric Power Authority (RB) Series KK (NATL-RE) 5.500%, 07/01/16	1,000	1,125
Puerto Rico Electric Power Authority (RB) Series TT 5.000%, 07/01/17	1,125	1,243
Puerto Rico Highway & Transportation Authority (RB) Series Y 6.250%, 07/01/13	1,000	1,071

		3,439

Total Municipal Bonds
(Cost $122,976)		126,174

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 0.8%
PNC Tax Exempt Money Market Fund, Class I†	1,079,544	$1,080

Total Affiliated Money Market Fund (Cost $1,080)		1,080

TOTAL INVESTMENTS — 98.7%
(Cost $124,056)*		127,254

Other Assets & Liabilities – 1.3%		1,621

TOTAL NET ASSETS — 100.0%		$128,875

* Aggregate cost for Federal income tax purposes is (000) $ 124,056.
Gross unrealized appreciation (000)	$3,266
Gross unrealized depreciation (000)	(68)

Net unrealized appreciation (000)	$3,198

† See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 72.

See Notes to Financial Statements.

70

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$1,080	$–	$–	$1,080
Municipal Bonds	–	126,174	–	126,174

Total Assets – Investments in Securities	$1,080	$126,174	$–	$127,254

See Notes to Financial Statements.

71

PNC Fixed Income and Tax Exempt Bond Funds

INVESTMENT ABBREVIATIONS AND DEFINITIONS

November 30, 2011 (Unaudited)

AGM — Assured Guaranty Municipal Corporation

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

DD — Delayed Delivery Security

ETM — Escrowed to Maturity

FDIC — Federal Deposit Insurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FHA — Federal Housing Administration

GO — General Obligation

IBC — Integrity Building Corporation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NATL-RE — National Public Finance Guarantee Corporation (formerly Municipal

                      Bond Insurance Association)

PLC — Public Limited Company

PSF-GTD — Permanent School Fund - Guaranteed

Q-SBLF — Qualified State Bond Loan Fund

RADIAN — Radian Guaranty, Inc.

RB — Revenue Bond

REIT — Real Estate Investment Trust

SG — Syncora Guarantee

SONYMA — State of New York Mortgage Agency

STRB — Special Tax Revenue Bond

TAN — Tax Anticipation Note

TLGP — Guaranteed under the FDIC Temporary Liquidity Guarantee

                Program and is backed by the full faith and credit of the United

                States.The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on

                November 30, 2011, and the date shown is the next reset or put date.

See Notes to Financial Statements.

72

THIS PAGE INTENTIONALLY LEFT BLANK

PNC Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

November 30, 2011 (Unaudited)

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
ASSETS
Investments in non-affiliates at value	$183,545	$107,891	$6,827	$363,441
Investments in affiliates at value	2,676	2,239	36	2,315

Total Investments at value(1)	186,221	110,130	6,863	365,756

Receivable for investments sold	1,685	–	104	–
Receivable for shares of beneficial interest issued	824	203	–	418
Interest receivable	1,311	419	154	2,952
Maturities receivable	–	4	–	–
Prepaid expenses	19	17	8	21

Total Assets	190,060	110,773	7,129	369,147

LIABILITIES
Payable for shares of beneficial interest redeemed	322	143	–	476
Payable for investment securities purchased	1,749	–	100	–
Dividends payable
Class I	281	196	3	360
Class A	3	11	–	1
Class C	–	6	–	1
Investment advisory fees payable	70	36	1	122
12b-1 fees payable
Class A	–	1	–	1
Class C	–	2	–	1
Shareholder servicing fees payable
Class A	1	3	–	1
Class C	–	1	–	–
Administration fees payable	9	6	1	17
Custodian fees payable	3	7	1	4
Transfer agent fees payable	11	13	–	17
Trustees’ fees payable	2	1	–	2
Other liabilities	40	39	7	56

Total Liabilities	2,491	465	113	1,059

TOTAL NET ASSETS	$187,569	$110,308	$7,016	$368,088

(1) Investments in non-affiliates at cost	$177,868	$101,049	7,222	$353,471
Investments in affiliates at cost	2,676	2,239	36	2,315

Total Investments at cost	$180,544	$103,288	$7,258	$355,786

See Notes to Financial Statements.

74

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund

NET ASSETS:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$183,660	$107,417	$7,269	$354,324
Undistributed (Distributions in Excess of) Net Investment Income	(12)	(29)	(1)	17
Accumulated Net Realized Gain (Loss) on Investments	(1,756)	(3,922)	143	3,777
Net Unrealized Appreciation (Depreciation) on Investments	5,677	6,842	(395)	9,970

Total Net Assets	$187,569	$110,308	$7,016	$368,088

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$182,452,150	$94,211,841	$6,697,618	$359,989,989

Class I shares outstanding	17,313,614	9,727,155	848,243	31,755,469

Net Asset Value, Offering and Redemption Price Per Share	$10.54	$9.69	$7.90	$11.34

Net assets applicable to Class A	$4,720,764	$12,436,006	$318,729	$6,883,493

Class A shares outstanding	447,055	1,284,227	40,324	606,329

Net Asset Value and Redemption Price Per Share	$10.56	$9.68	$7.90	$11.35

Maximum Offering Price Per Share(2)	$11.06	$10.14	$8.27	$11.88

Maximum Sales Charge Per Share	4.50%	4.50%	4.50%	4.50%

Net assets applicable to Class C	$395,710	$3,660,253	NA	$1,188,641

Class C shares outstanding	37,554	378,511	NA	104,387

Net Asset Value and Offering Price Per Share	$10.54	$9.67	NA	$11.39

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

75

PNC Fixed Income Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

November 30, 2011 (Unaudited)

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
ASSETS
Investments in non-affiliates at value	$321,192	$257,361	$530,882
Investments in affiliates at value	5,708	3,491	6,618

Total Investments at value(1)	326,900	260,852	537,500

Receivable for investments sold	–	672	–
Receivable for shares of beneficial interest issued	186	943	18,370
Interest receivable	1,311	2,277	2,156
Maturities receivable	31	37	–
Prepaid expenses	26	18	31

Total Assets	328,454	264,799	558,057

LIABILITIES
Payable for shares of beneficial interest redeemed	290	856	23,800
Payable for investment securities purchased	–	1,218	–
Dividends payable
Class I	147	538	151
Class A	1	5	–
Class C	–	1	–
Investment advisory fees payable	94	87	90
12b-1 fees payable
Class A	1	1	1
Class C	2	–	–
Shareholder servicing fees payable
Class A	1	1	2
Class C	1	–	–
Administration fees payable	15	12	24
Custodian fees payable	4	6	5
Transfer agent fees payable	18	16	30
Trustees’ fees payable	2	1	2
Other liabilities	52	46	69

Total Liabilities	628	2,788	24,174

TOTAL NET ASSETS	$327,826	$262,011	$533,883

(1) Investments in non-affiliates at cost	$319,921	$251,115	532,075
Investments in affiliates at cost	5,708	3,491	6,618

Total Investments at cost	$325,629	$254,606	$538,693

See Notes to Financial Statements.

76

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$331,969	$269,851	$540,703
Undistributed (Distributions in Excess of) Net Investment Income	(126)	21	(2)
Accumulated Net Realized Loss on Investments	(5,288)	(14,107)	(5,625)
Net Unrealized Appreciation (Depreciation) on Investments	1,271	6,246	(1,193)

Total Net Assets	$327,826	$262,011	$533,883

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$318,386,016	$255,123,389	$526,236,781

Class I shares outstanding	31,349,939	24,054,808	52,782,574

Net Asset Value, Offering and Redemption Price Per Share	$10.16	$10.61	$9.97

Net assets applicable to Class A	$7,017,139	$6,318,765	$7,646,548

Class A shares outstanding	688,936	595,559	765,921

Net Asset Value and Redemption Price Per Share	$10.19	$10.61	$9.98

Maximum Offering Price Per Share(2)	$10.40	$11.11	$10.08

Maximum Sales Charge Per Share	2.00%	4.50%	1.00%

Net assets applicable to Class C	$2,422,610	$569,179	NA

Class C shares outstanding	237,787	53,542	NA

Net Asset Value and Offering Price Per Share	$10.19	$10.63	NA

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

77

PNC Tax Exempt Bond Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

November 30, 2011 (Unaudited)

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
ASSETS
Investments in non-affiliates at value	$133,147	$74,030	$20,336	$91,636
Investments in affiliates at value	2,929	–	–	3,583

Total Investments at value(1)	136,076	74,030	20,336	95,219

Receivable for investments sold	–	930	–	–
Receivable for shares of beneficial interest issued	2	–	–	26
Interest receivable	1,759	1,046	209	1,574
Prepaid expenses	20	4	7	8

Total Assets	137,857	76,010	20,552	96,827

LIABILITIES
Payable for shares of beneficial interest redeemed	35	–	4	523
Payable for investment securities purchased	1,590	2,604	521	2,468
Dividends payable
Class I	268	151	28	199
Class A	4	1	3	5
Investment advisory fees payable	43	24	7	31
12b-1 fees payable
Class A	–	–	1	1
Class C	–	–	–	1
Shareholder servicing fees payable
Class A	1	–	1	2
Administration fees payable	7	4	2	5
Custodian fees payable	2	1	1	2
Transfer agent fees payable	6	3	3	5
Trustees’ fees payable	1	1	–	1
Other liabilities	27	14	10	19

Total Liabilities	1,984	2,803	581	3,262

TOTAL NET ASSETS	$135,873	$73,207	$19,971	$93,565

(1) Investments in non-affiliates at cost	$126,646	70,573	19,534	$86,112
Investments in affiliates at cost	2,929	–	–	3,583

Total Investments at cost	$129,575	$70,573	$19,534	$89,695

See Notes to Financial Statements.

78

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$128,273	$69,092	$18,434	$86,271
Undistributed (Distributions in Excess of) Net Investment Income	147	(3)	17	(66)
Accumulated Net Realized Gain on Investments	952	661	718	1,836
Net Unrealized Appreciation on Investments	6,501	3,457	802	5,524

Total Net Assets	$135,873	$73,207	$19,971	$93,565

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$131,356,949	$72,408,026	$13,390,647	$84,093,382

Class I shares outstanding	13,167,386	6,317,711	1,351,849	7,279,333

Net Asset Value, Offering and Redemption Price Per Share	$9.98	$11.46	$9.91	$11.55

Net assets applicable to Class A	$4,201,623	$797,561	$6,492,480	$8,594,242

Class A shares outstanding	422,868	69,598	655,474	746,145

Net Asset Value and Redemption Price Per Share	$9.94	$11.46	$9.91	$11.52

Maximum Offering Price Per Share(2)	$10.25	$11.81	$10.22	$11.88

Maximum Sales Charge Per Share	3.00%	3.00%	3.00%	3.00%

Net assets applicable to Class C	$314,835	$1,283	$87,416	$877,220

Class C shares outstanding	31,986	112	8,808	76,388

Net Asset Value and Offering Price Per Share	$9.84	$11.46	$9.93	$11.48

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

79

PNC Tax Exempt Bond Funds

STATEMENTS OF ASSETS AND LIABILITIES (000)

November 30, 2011 (Unaudited)

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund

ASSETS

Investments in non-affiliates at value	$28,439	$126,174
Investments in affiliates at value	752	1,080

Total Investments at value(1)	29,191	127,254

Receivable for investments sold	628	–
Receivable for shares of beneficial interest issued	11	76
Interest receivable	349	1,898
Prepaid expenses	5	7

Total Assets	30,184	129,235

LIABILITIES
Payable for shares of beneficial interest redeemed	16	96
Payable for investment securities purchased	647	–
Dividends payable
Class I	59	187
Class A	2	–
Investment advisory fees payable	10	42
12b-1 fees payable
Class C	1	–
Shareholder servicing fees payable
Class A	1	–
Administration fees payable	2	7
Custodian fees payable	1	1
Transfer agent fees payable	2	4
Trustee fees payable	–	1
Other liabilities	9	22

Total Liabilities	750	360

TOTAL NET ASSETS	$29,434	$128,875

(1) Investments in non-affiliates at cost	$27,083	$122,976
Investments in affiliates at cost	752	1,080

Total Investments at cost	$27,835	$124,056

See Notes to Financial Statements.

80

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$27,601	$125,720
Distributions in Excess of Net Investment Income	(47)	(20)
Accumulated Net Realized Gain (Loss) on Investments	524	(23)
Net Unrealized Appreciation on Investments	1,356	3,198

Total Net Assets	$29,434	$128,875

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$25,220,400	$128,336,125

Class I shares outstanding	2,401,757	12,209,215

Net Asset Value, Offering and Redemption Price Per Share	$10.50	$10.51

Net assets applicable to Class A	$3,197,134	$516,115

Class A shares outstanding	303,874	49,074

Net Asset Value and Redemption Price Per Share	$10.52	$10.52

Maximum Offering Price Per Share(2)	$10.85	$10.85

Maximum Sales Charge Per Share	3.00%	3.00%

Net assets applicable to Class C	$1,016,682	$23,177

Class C shares outstanding	96,696	2,206

Net Asset Value and Offering Price Per Share	$10.51	$10.51

(2)	Net asset value divided by (100% less maximum sales charge), adjusted to nearest cent.

See Notes to Financial Statements.

81

PNC Fixed Income Funds

STATEMENTS OF OPERATIONS (000)

For the Six Months Ended November 30, 2011 (Unaudited)

	Bond Fund	Government Mortgage Fund	High Yield Bond Fund	Intermediate Bond Fund
Investment Income:
Interest	$3,840	$2,686	$268	$5,736
Dividends	–	–	4	–

Total Investment Income	3,840	2,686	272	5,736

Expenses:
Investment advisory fees	470	234	17	749
Administration fees	55	32	3	98
12b-1 fees:
Class A	1	2	–	1
Class C	2	13	–	5
Shareholder servicing fees:
Class A	6	16	–	9
Class C	1	4	–	2
Transfer agent fees	22	25	1	35
Custodian fees	5	10	1	6
Professional fees	15	10	2	26
Pricing service fees	12	29	3	12
Printing and shareholder reports	11	7	–	20
Registration and filing fees	18	19	14	22
Trustees’ fees	5	3	–	9
Miscellaneous	6	7	2	11

Total Expenses	629	411	43	1,005

Less:
Waiver of investment advisory fees(1)	–	–	(17)	–
12b-1 fee reversal:(1)
Class A	(3)	(8)	–	(5)

Net Expenses	626	403	26	1,000

Net Investment Income	3,214	2,283	246	4,736

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	1,990	1,745	77	1,606
Net change in unrealized appreciation/depreciation on investments	(1,500)	(1,492)	(473)	(3,118)

Net Gain (Loss) on Investments	490	253	(396)	(1,512)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,704	$2,536	$(150)	$3,224

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

82

	Limited Maturity Bond Fund	Total Return Advantage Fund	Ultra Short Bond Fund
Investment Income:
Interest	$3,209	$5,449	$2,571
Income from affiliate(1)	–	1	2

Total Investment Income	3,209	5,450	2,573

Expenses:
Investment advisory fees	591	531	531
Administration fees	89	70	139
12b-1 fees:
Class A	1	1	1
Class C	11	2	–
Shareholder servicing fees:
Class A	9	8	10
Class C	4	1	–
Transfer agent fees	34	30	68
Custodian fees	6	8	8
Professional fees	24	20	37
Pricing service fees	12	29	10
Printing and shareholder reports	17	14	27
Registration and filing fees	22	20	32
Trustees’ fees	7	6	13
Miscellaneous	10	8	23

Total Expenses	837	748	899

Less:
12b-1 fee reversal:(1)
Class A	(5)	(5)	(9)

Net Expenses	832	743	890

Net Investment Income	2,377	4,707	1,683

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments sold	728	1,193	(995)
Net change in unrealized appreciation/depreciation on investments	(3,227)	(2,048)	(1,284)

Net Loss on Investments	(2,499)	(855)	(2,279)

Net Increase from Payment by Affiliate(2)	7	3	–

Net Increase (Decrease) in Net Assets Resulting from Operations	$(115)	$3,855	$(596)

(1)	See Note 3 in Notes to Financial Statements.
(2)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

83

PNC Tax Exempt Bond Funds

STATEMENTS OF OPERATIONS (000)

For the Six Months Ended November 30, 2011 (Unaudited)

	Intermediate Tax Exempt Bond Fund	Maryland Tax Exempt Bond Fund	Michigan Intermediate Municipal Bond Fund	Ohio Intermediate Tax Exempt Bond Fund
Investment Income:
Interest	$2,137	$1,216	$377	$1,703

Total Investment Income	2,137	1,216	377	1,703

Expenses:
Investment advisory fees	275	145	42	189
Administration fees	37	20	7	26
12b-1 fees:
Class A	1	–	1	1
Class C	1	–	–	3
Shareholder servicing fees:
Class A	6	1	9	12
Class C	–	–	–	1
Transfer agent fees	11	5	5	9
Custodian fees	3	2	1	2
Professional fees	11	6	2	7
Pricing service fees	6	5	1	6
Printing and shareholder reports	7	4	1	5
Registration and filing fees	18	6	8	9
Trustees’ fees	3	2	1	2
Miscellaneous	5	2	2	3

Total Expenses	384	198	80	275

Less:
Waiver of investment advisory fees(1)	(11)	(5)	–	–
12b-1 fee reversal:(1)
Class A	(3)	–	(3)	(6)

Net Expenses	370	193	77	269

Net Investment Income	1,767	1,023	300	1,434

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	605	402	536	1,019
Net change in unrealized appreciation/depreciation on investments	2,416	812	(110)	677

Net Gain on Investments	3,021	1,214	426	1,696

Net Increase in Net Assets Resulting from Operations	$4,788	$2,237	$726	$3,130

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

84

	Pennsylvania Intermediate Municipal Bond Fund	Tax Exempt Limited Maturity Bond Fund
Investment Income:
Interest	$523	$1,561

Total Investment Income	523	1,561

Expenses:
Investment advisory fees	60	262
Administration fees	9	35
12b-1 fees:
Class C	4	–
Shareholder servicing fees:
Class A	4	1
Class C	1	–
Transfer agent fees	3	8
Custodian fees	2	2
Professional fees	3	10
Pricing service fees	2	7
Printing and shareholder reports	2	7
Registration and filing fees	8	15
Trustees’ fees	1	3
Miscellaneous	1	2

Total Expenses	100	352

Less:
Waiver of investment advisory fees(1)	–	(5)
12b-1 fee reversal:(1)
Class A	(1)	–

Net Expenses	99	347

Net Investment Income	424	1,214

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold	187	188
Net change in unrealized appreciation/depreciation on investments	342	664

Net Gain on Investments	529	852

Net Increase in Net Assets Resulting from Operations	$953	$2,066

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

85

PNC Fixed Income Funds

STATEMENTS OF CHANGES IN NET ASSETS (000) (Unaudited)

	Bond Fund		Government Mortgage Fund		High Yield Bond Fund
	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011

Investment Activities:
Net investment income	$3,214	$7,794	$2,283	$5,642	$246	$443
Net realized gain (loss) on investments sold	1,990	8,024	1,745	1,146	77	552
Net change in unrealized appreciation/depreciation on investments	(1,500)	(2,120)	(1,492)	(983)	(473)	(54)
Net increase from payment by affiliate(1)	–	–	–	–	–	–

Net increase (decrease) in net assets resulting from operations	3,704	13,698	2,536	5,805	(150)	941

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(3,136)	(7,846)	(1,988)	(5,147)	(235)	(421)
Class A	(74)	(170)	(243)	(594)	(11)	(25)
Class C	(4)	(11)	(53)	(162)	–	–
Distributions from net realized capital gains
Class I	–	–	–	–	–	–
Class A	–	–	–	–	–	–
Class C	–	–	–	–	–	–

Total dividends and distributions	(3,214)	(8,027)	(2,284)	(5,903)	(246)	(1,288)

Share Transactions:
Proceeds from shares issued:
Class I	11,397	23,837	17,875	9,429	83	2,479
Class A	35	57	637	1,590	25	58
Class C	27	30	432	1,769	–	–
Reinvestment of dividends and distributions:
Class I	1,329	3,537	673	1,715	217	1,103
Class A	52	120	175	434	8	70
Class C	4	9	16	40	–	–

Total proceeds from shares issued and reinvested	12,844	27,590	19,808	14,977	333	3,710

Value of shares redeemed:
Class I	(50,894)	(47,688)	(35,502)	(33,678)	(103)	(5,182)
Class A	(505)	(783)	(1,525)	(5,322)	(12)	(95)
Class C	(28)	(102)	(513)	(2,777)	–	–

Total value of shares redeemed	(51,427)	(48,573)	(37,540)	(41,777)	(115)	(5,277)

Increase (decrease) in net assets from share transactions	(38,583)	(20,983)	(17,732)	(26,800)	218	(1,567)

Total increase (decrease) in net assets	(38,093)	(15,312)	(17,480)	(26,898)	(178)	(1,914)

Net Assets:
Beginning of period	225,662	240,974	127,788	154,686	7,194	9,108

End of period*	$187,569	$225,662	$110,308	$127,788	$7,016	$7,194

*Including undistributed (distributions in excess of) net investment income	$(12)	$(12)	$(29)	$(28)	$(1)	$(1)

(1)	See Note 9 in Notes to Financial Statements.

See Notes to Financial Statements.

86

Intermediate Bond Fund		Limited Maturity Bond Fund		Total Return Advantage Fund		Ultra Short Bond Fund
For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011
$4,736	$9,451	$2,377	$4,902	$4,707	$8,780	$1,683	$2,805
1,606	9,179	728	2,224	1,193	5,943	(995)	459
(3,118)	(591)	(3,227)	(739)	(2,048)	931	(1,284)	204
–	–	7	–	3	–	–	–

3,224	18,039	(115)	6,387	3,855	15,654	(596)	3,468

(4,613)	(9,598)	(2,327)	(5,398)	(4,586)	(8,817)	(1,658)	(5,037)
(87)	(210)	(46)	(136)	(114)	(304)	(24)	(138)
(10)	(25)	(6)	(36)	(7)	(12)	–	–
–	(6,333)	–	–	–	–	–	–
–	(148)	–	–	–	–	–	–
–	(24)	–	–	–	–	–	–

(4,710)	(16,338)	(2,379)	(5,570)	(4,707)	(9,133)	(1,682)	(5,175)

31,548	83,130	42,395	116,387	39,264	63,125	181,489	507,942
86	297	426	1,730	190	548	1,096	4,577
16	520	109	202	145	165	–	–
2,188	8,224	1,297	2,773	1,350	2,663	650	2,193
75	312	39	117	86	239	18	112
6	26	5	29	3	6	–	–

33,919	92,509	44,271	121,238	41,038	66,746	183,253	514,824

(32,952)	(67,205)	(37,771)	(74,532)	(32,442)	(42,240)	(169,142)	(332,183)
(944)	(2,236)	(749)	(4,673)	(975)	(3,186)	(1,665)	(18,069)
(145)	(720)	(888)	(2,236)	(48)	(41)	–	–

(34,041)	(70,161)	(39,408)	(81,441)	(33,465)	(45,467)	(170,807)	(350,252)

(122)	(22,348)	4,863	39,797	7,573	21,279	12,446	164,572

(1,608)	24,049	2,369	40,614	6,721	27,800	10,168	162,865

369,696	345,647	325,457	284,843	255,290	227,490	523,715	360,850

$368,088	$369,696	$327,826	$325,457	$262,011	$255,290	$533,883	$523,715

$ 17	$(9)	$(119)	$(124)	$21	$21	$(2)	$(3)

See Notes to Financial Statements.

87

PNC Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000) (Unaudited)

	Intermediate Tax Exempt Bond Fund
	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011
Investment Activities:
Net investment income	$1,767	$3,872
Net realized gain on investments sold	605	1,011
Net change in unrealized appreciation/depreciation on investments	2,416	646

Net increase in net assets resulting from operations	4,788	5,529

Dividends and Distributions to Shareholders:
Dividends from net investment income:
Class I	(1,707)	(3,746)
Class A	(58)	(123)
Class C	(2)	(3)
Distributions from net realized capital gains:
Class I	–	(3,044)
Class A	–	(92)
Class C	–	(5)

Total dividends and distributions	(1,767)	(7,013)

Share Transactions:
Proceeds from shares issued:
Class I	5,899	37,474
Class A	131	3,359
Class C	41	187
Reinvestment of dividends and distributions:
Class I	58	604
Class A	31	125
Class C	1	3

Total proceeds from shares issued and reinvested	6,161	41,752

Value of shares redeemed:
Class I	(9,847)	(45,492)
Class A	(1,330)	(3,137)
Class C	(25)	(62)

Total value of shares redeemed	(11,202)	(48,691)

Increase (decrease) in net assets from share transactions	(5,041)	(6,939)

Total increase (decrease) in net assets	(2,020)	(8,423)

Net Assets:
Beginning of period	137,893	146,316

End of period*	$135,873	$137,893

*Including undistributed (distributions in excess of) net investment income	$147	$147

See Notes to Financial Statements.

88

Maryland Tax Exempt Bond Fund		Michigan Intermediate Municipal Bond Fund		Ohio Intermediate Tax Exempt Bond Fund		Pennsylvania Intermediate Municipal Bond Fund
For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011
$1,023	$2,142	$300	$873	$1,434	$3,241	$424	$950
402	654	536	824	1,019	1,000	187	925
812	(487)	(110)	(670)	677	(508)	342	(777)

2,237	2,309	726	1,027	3,130	3,733	953	1,098

(1,013)	(2,126)	(203)	(595)	(1,290)	(2,918)	(372)	(832)
(10)	(16)	(96)	(276)	(135)	(301)	(42)	(91)
–	–	(1)	(2)	(9)	(22)	(10)	(27)
–	–	–	(595)	–	(1,049)	–	(1,147)
–	–	–	(269)	–	(110)	–	(123)
–	–	–	(2)	–	(11)	–	(50)

(1,023)	(2,142)	(300)	(1,739)	(1,434)	(4,411)	(424)	(2,270)

3,113	8,283	427	400	5,095	11,158	1,125	3,555
60	198	50	52	64	1,109	150	15
–	–	18	2	118	118	50	38
55	93	12	86	35	211	6	163
6	11	71	438	102	296	30	179
–	–	–	3	5	26	9	70

3,234	8,585	578	981	5,419	12,918	1,370	4,020

(3,217)	(15,436)	(2,350)	(6,777)	(8,566)	(20,816)	(2,480)	(5,493)
(6)	(124)	(1,341)	(3,559)	(1,621)	(3,153)	(99)	(971)
–	(11)	(4)	(4)	(269)	(104)	(76)	(1,011)

(3,223)	(15,571)	(3,695)	(10,340)	(10,456)	(24,073)	(2,655)	(7,475)

11	(6,986)	(3,117)	(9,359)	(5,037)	(11,155)	(1,285)	(3,455)

1,225	(6,819)	(2,691)	(10,071)	(3,341)	(11,833)	(756)	(4,627)

71,982	78,801	22,662	32,733	96,906	108,739	30,190	34,817

$73,207	$71,982	$19,971	$22,662	$93,565	$96,906	$29,434	$30,190

$(3)	$(3)	$17	$17	$(66)	$(66)	$(47)	$(47)

See Notes to Financial Statements.

89

PNC Tax Exempt Bond Funds

STATEMENTS OF CHANGES IN NET ASSETS (000) (Unaudited)

	Tax Exempt Limited Maturity Bond Fund
	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011

Investment Activities:
Net investment income	$1,214	$2,372
Net realized gain on investments sold	188	903
Net change in unrealized appreciation/depreciation on investments	664	(304)

Net increase in net assets resulting from operations	2,066	2,971

Dividends to Shareholders:
Dividends from net investment income:
Class I	(1,209)	(2,360)
Class A	(5)	(12)

Total dividends	(1,214)	(2,372)

Share Transactions:
Proceeds from shares issued:
Class I	10,561	45,317
Class A	1	2
Reinvestment of dividends:
Class I	61	119
Class A	4	10

Total proceeds from shares issued and reinvested	10,627	45,448

Value of shares redeemed:
Class I	(12,058)	(36,153)
Class A	(16)	(309)
Class C	(11)	–

Total value of shares redeemed	(12,085)	(36,462)

Increase (decrease) in net assets from share transactions	(1,458)	8,986

Total increase (decrease) in net assets	(606)	9,585

Net Assets:
Beginning of period	129,481	119,896

End of period*	$128,875	$129,481

*Including distributions in excess of net investment income	$(20)	$(20)

See Notes to Financial Statements.

90

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PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. As of November 30, 2011, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Fixed Income and Tax Exempt Bond Funds, as defined below, Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge. Front-end sales charges and contingent deferred sales charges may be reduced or waived under certain circumstances.

On February 1, 2010, the Trust Plan of Reorganization (“Reorganization”) of Allegiant Funds (“Acquiring Funds”) and PNC Funds, Inc. (“Acquired Funds”) was completed, including a change in the name of the Trust to PNC Funds.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

IntermediateTax Exempt Bond Fund, MarylandTax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Fixed Income and Tax Exempt Bond Funds. The financial statements of the Equity Funds and the Money Market Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fixed Income and Tax Exempt Bond Funds.

Investment Valuation

Investment securities that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the official close of trading on the New York Stock Exchange (“NYSE”), (normally 4:00 p.m. Eastern Time). Securities quoted on the NASDAQ® National Market system are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. If, in the case of a security that is valued at last sale, there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at their bid prices for fixed income securities and at the mean between the most recent bid and asked prices for equity securities. The Funds, under supervision of the Board of Trustees of the Trust (the “Board”), reserve the right to alternatively utilize the mean between the most recent bid and asked prices for fixed income securities, should such prices be determined to more accurately represent the value of fixed income securities. However, certain fixed income prices furnished by pricing services may be based on methods, which include consideration of yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading characteristics and other market data or factors; indications as to values from dealers or other financial institutions that trade the securities; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems, which incorporate dealer-supplied valuations, to determine value. The Board has approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service. Short-term obligations with maturities of 60 days or less when purchased are valued at amortized cost, which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its securities at market price or fair value may be determined in good faith using methods approved by the Board. Short-term obligations with greater than 60 days to maturity when purchased are valued at mark-to-market until the 60th day before maturity; after which they are valued at amortized cost until maturity.

Futures contracts are valued at the daily quoted settlement prices.

Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund.

Investments in underlying PNC Funds or in any other mutual funds are valued at their respective net asset values as determined by those funds each business day.

The Board has approved and regularly reviews fair value pricing methods to be used in determining the good faith value of the investments of the Funds in the event that market quotations are not readily available or, if available, do not reflect the impact of certain market events. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of trading on the NYSE, that affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading the entire day and no other market prices are available. Significant events (e.g., movement in the U.S. securities market or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally, the close of trading on the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information furnished daily by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain securities may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Equity securities for which market quotations are readily available, that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end mutual funds which are valued at their closing net asset value.

•	Level 2 — other significant observable inputs, including but not limited to:

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited )

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; certain non-exchange traded derivatives such as swaps, forwards, or over-the-counter traded options based on pricing models using inputs observed on actively quoted markets; or, observable correlated market inputs. Equity Securities and Investment Trusts – certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading pattern correlation in relation to the intraday trading in the U.S. markets for investments such as the movement of certain indexes, American Depositary Receipts, futures or exchange-traded funds; or, certain money market investment trusts falling outside of the 1940 Act that are priced at amortized cost.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs (“standard inputs”) such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; repurchase agreements; or, the use of multiple broker quoted prices or indications of value.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair valuation of investments. Equity Securities – The significant use of unobservable inputs or inputs rendered stale due to infrequency.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. The Funds did not have any transfers between Level 1 and Level 2 during the six months ended November 30, 2011. High Yield Bond Fund held a security that transferred from Level 2 to Level 3 during the six months ended November 30, 2011. Please see the end of the Fund’s Schedule of Investments for details on the transfer.

Other financial instruments are derivative instruments not reflected in total investments within the Schedules of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of November 30, 2011 can be found at the end of each Fund’s Schedule of Investments

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a fund’s NAV on the business day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments. Dividends are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Certain countries may impose taxes on the Funds with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of average net assets of the Funds. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Fixed Income and Tax Exempt Bond Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Fixed Income and Tax Exempt Bond Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

When-Issued and Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

Certain Funds may purchase or sell securities on a when-issued basis. These transactions (principally, TBA’s or To Be Announced) are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when issued-securities before they are delivered, which may result in a capital gain or loss.

Loan Agreements

Certain funds may invest in direct debt instruments which represent interests in amounts owed by corporate, governmental or other borrowers to lenders or lending syndicates. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. As of November 30, 2011, there were no unfunded loan commitments in the Funds.

Repurchase Agreements

Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Inflation-Indexed Bonds

Each Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fixed Income and Tax Exempt Bond Funds pursuant to the Advisory Agreement with the PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The Adviser contractually agreed to waive fees and reimburse expenses to the extent necessary so that the total annual fund operating expenses of Class I, Class A and Class C Shares of certain Funds do not exceed the percentage of average daily net assets as set forth below:

	Total Annual Fund	Operating Expenses	after Fee Waivers*
	Class I	Class A	Class C
High Yield Bond Fund	0.75%	1.01%	N/A
Intermediate Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Maryland Tax Exempt Bond Fund	0.53%	0.81%	1.53%
Tax Exempt Limited Maturity Bond Fund	0.53%	0.81%	1.53%

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

The expense limitation agreement for the Funds listed in the table above continues from October 1, 2011 through September 30, 2012, at which time the Adviser will determine whether to renew, revise or discontinue it. Additionally, each Fund above may be obligated to pay the Adviser all amounts previously waived or reimbursed by the Adviser (“recoupment payments”) pursuant to this agreement, provided that the amount of such recoupment payments in any year, together with all other expenses of the Fund or Class, in the aggregate, would not cause the Fund’s or Class’ total annual operating expenses in any such year to exceed the amounts set forth in the table above and provided further that no additional payments by the Fund will be made with respect to amounts waived or reimbursed by the Adviser more than 36 months after the date such amounts are waived or reimbursed by the Adviser.

The following amounts are available for possible recoupment by the Adviser through the expiration dates shown:

	Recoupment Available (000)		Amount Recouped
	2014	2015	(000)
High Yield Bond Fund	$40	$17	$–

Intermediate Tax Exempt Bond Fund	39	11	–

Maryland Tax Exempt Bond Fund	19	5	–

The table below lists the contractual advisory fees, waivers and expense reimbursements that were in effect during the six months ended November 30, 2011.

	Annual Rate	Fee Waiver	Expense Reimbursement
Bond Fund	0.45%	0.00%	–

Government Mortgage Fund	0.40%	0.00%	–

High Yield Bond Fund	0.50%	0.48%	–

Intermediate Bond Fund	0.40%	0.00%	–

Limited Maturity Bond Fund	0.35%	0.00%	–

Total Return Advantage Fund	0.40%	0.00%	–

Ultra Short Bond Fund	0.20%	0.00%	–

Intermediate Tax Exempt Bond Fund	0.40%	0.02%	–

Maryland Tax Exempt Bond Fund	0.40%	0.01%	–

Michigan Intermediate Municipal Bond Fund	0.40%	0.00%	–

Ohio Intermediate Tax Exempt Bond Fund	0.40%	0.00%	–

Pennsylvania Intermediate Municipal Bond Fund	0.40%	0.00%	–

Tax Exempt Limited Maturity Bond Fund	0.40%	0.01%	–

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A and Class C Shares in the Funds. Pursuant to such Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A and Class C Shares in consideration for payment of a fee of up to 0.25% on an annual basis, based on each Class’ average daily net assets.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. Each Fund has adopted separate distribution plans for Class A Shares and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plans, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby reimbursements under the Funds’ distribution plans for Class A Shares will be no more than the Distribution (12b-1) fees stated in the table below for Class A Shares of each Fund. This commitment continues through September 30, 2012, at which time the Board will determine whether to renew, revise or discontinue it. The Trust also has adopted separate compensation plans under Rule 12b-1 with respect to Class C Shares pursuant to which the Funds compensate the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Funds’ Class C Shares. For the six months ended November 30, 2011, the 12b-1 fee accrual rates were as shown below:

	Annual Rate
	Class A	Class C
Bond Fund	0.03%	0.75%

Government Mortgage Fund	0.03%	0.75%

High Yield Bond Fund	0.01%	N/A

Intermediate Bond Fund	0.03%	0.75%

Limited Maturity Bond Fund	0.03%	0.75%

Total Return Advantage Fund	0.03%	0.75%

Ultra Short Bond Fund	0.03%	N/A

Intermediate Tax Exempt Bond Fund	0.03%	0.75%

Maryland Tax Exempt Bond Fund	0.03%	0.75%

Michigan Intermediate Municipal Bond Fund	0.02%	0.75%

Ohio Intermediate Tax Exempt Bond Fund	0.03%	0.75%

Pennsylvania Intermediate Municipal Bond Fund	0.02%	0.75%

Tax Exempt Limited Maturity Bond Fund	0.03%	0.75%

During the reporting period, a portion of the Trust’s Class A shares plan liability balance in excess of actual and estimated expenses was added back to the Class A net asset value of each respective Fund.

Trustees’ Fees

Each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

TheTrust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the six months ended November 30, 2011, approximately 0.0213% was allocated to BNY Mellon and 0.0287% was allocated to the Adviser in aggregate. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and Advantage. Another officer of BNY Mellon is Assistant Secretary of the Trust and Advantage.

Custodian Fees

Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. Bank of New York Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the six months ended November 30, 2011,

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2011 (Unaudited)

BNY Mellon received $660,074 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Fixed Income and Tax Exempt Bond Funds paid $175,421 to BNY Mellon.

Affiliated Funds

Pursuant to SEC rules, the Fixed Income andTax Exempt Bond Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs (see Note 8) to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds. The Adviser will waive fees in an amount that offsets any distribution fees charged by the Money Market Funds. Dividends received from such investments are reported as “Income from affiliated funds” in the Statements of Operations. PNC Group owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated holdings for the six months ended November 30, 2011 are shown in the following table.

	PNC Advantage Institutional Money Market Fund (000)	PNC Money Market Funds (000)
Bond Fund	$(783)	$–

Government Mortgage Fund	1,010	–

High Yield Bond Fund	(645)	–

Intermediate Bond Fund	(1,765)	–

Limited Maturity Bond Fund	(1,910)	–

Total Return Advantage Fund	(7,229)	(325)

Ultra Short Bond Fund	(8,917)	–

Intermediate Tax Exempt Bond Fund	–	1,938

Ohio Intermediate Tax Exempt Bond Fund	–	2,335

Pennsylvania Intermediate Municipal Bond Fund	–	278

Tax Exempt Limited Maturity Bond Fund	–	(1,589)

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

Details of affiliated holdings at November 30, 2011 are included in the respective Fund’s Schedules of Investments.

4. Investments

During the six months ended November 30, 2011, the cost of purchases and proceeds from sales of investments, other than short-term investments and long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$19,238	$50,137

Government Mortgage Fund	8,113	31,798

High Yield Bond Fund	2,167	1,493

Intermediate Bond Fund	46,404	43,236

Limited Maturity Bond Fund	67,694	69,625

Total Return Advantage Fund	45,483	39,227

Ultra Short Bond Fund	107,831	145,080

Intermediate Tax Exempt Bond Fund	9,887	14,658

Maryland Tax Exempt Bond Fund	9,153	9,330

Michigan Intermediate Municipal Bond Fund	6,769	10,266

Ohio Intermediate Tax Exempt Bond Fund	13,221	17,185

Pennsylvania Intermediate Municipal Bond Fund	4,083	5,480

Tax Exempt Limited Maturity Bond Fund	12,592	11,043

During the six months ended November 30, 2011, the cost of purchases and proceeds from sales of long-term U.S. government obligations were:

	Purchases (000)	Sales (000)
Bond Fund	$23,848	$25,154

Government Mortgage Fund	14,034	9,114

Intermediate Bond Fund	52,057	38,036

Limited Maturity Bond Fund	72,613	63,031

Total Return Advantage Fund	20,458	18,255

Ultra Short Bond Fund	153,481	118,382

5. Federal Income Taxes

Each of the Fixed Income and Tax Exempt Bond Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the current six months ended November 30, 2011 and for all open tax years (years ended May 31, 2009 through May 31, 2011) and has concluded that no provision for income tax is required in the Funds’ financial statements.

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation, wash sales, market discount, paydowns, foreign currency transactions and distribution payables. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Fixed Income and Tax Exempt Bond Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate components of net assets in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2011:

	Undistributed (Distributions in Excess of) Net Investment Income (000)		Accumulated Net Realized Gains (Losses) (000)	Paid-in Capital (000)
Bond Fund	$195		$(195)	$–

Government Mortgage Fund	233		(233)	–

High Yield Bond Fund	26		(26)	–

Intermediate Bond Fund	162		(162)	–

Limited Maturity Bond Fund	672		(672)	–

Total Return Advantage Fund	209		(209)	–

Ultra Short Bond Fund	2,116		(2,116)	–	*

Intermediate Tax Exempt Bond Fund	–	*	– *	–

Maryland Tax Exempt Bond Fund	–	*	– *	–	*

Michigan Intermediate Municipal Bond Fund	32		(32)	–

Pennsylvania Intermediate Municipal Bond Fund	–		– *	–	*

* Amount represents less than $500.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

November 30 , 2011 (Unaudited)

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the fiscal year ended May 31, 2011, capital loss carryforwards that were utilized to offset capital gains were as follows:

Fund	(000)
Bond Fund	$7,897

Government Mortgage Fund	975

Limited Maturity Bond Fund	1,551

Total Return Advantage Fund	5,916

Maryland Tax Exempt Bond Fund	402

Tax Exempt Limited Maturity Bond Fund	923

At May 31, 2011, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

				Expiring May 31,
Fund	2012	2013	2014	2015	2016	2017	2018	2019	Total
Bond Fund	$–	$–	$–	$–	$–	$–	$3,655	$–	$3,655

Government Mortgage Fund	1,132	–	2,274	2,138	–	–	61	–	5,605

Limited Maturity Bond Fund	–	–	3,084	2,712	–	224	–	–	6,020

Total Return Advantage Fund	–	–	–	–	–	–	15,055	–	15,055

Ultra Short Bond Fund	–	132	1,609	784	–	–	–	1,002	3,527

Tax Exempt Limited Maturity Bond Fund	–	–	–	211	–	–	–	–	211

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

6. Shares of Beneficial Interest

The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized (in thousands) on the following pages for the Fixed Income and Tax Exempt Bond Funds.

	Class I		Class A		Class C
	Six Months Ended 11/30/11	Year Ended 05/31/11	Six Months Ended 11/30/11	Year Ended 05/31/11	Six Months Ended 11/30/11	Year Ended 05/31/11
Bond Fund
Shares issued	1,083	2,285	3	5	3	3
Share reinvested	126	338	5	11	–	1
Shares redeemed	(4,806)	(4,577)	(48)	(75)	(3)	(10)

Net increase (decrease)	(3,597)	(1,954)	(40)	(59)	–	(6)

Government Mortgage Fund
Shares issued	1,841	973	66	165	44	183
Share reinvested	69	177	18	45	2	4
Shares redeemed	(3,661)	(3,486)	(157)	(552)	(53)	(289)

Net decrease	(1,751)	(2,336)	(73)	(342)	(7)	(102)

High Yield Bond Fund
Shares issued	10	295	3	6	–	–
Share reinvested	27	132	1	8	–	–

Shares redeemed	(13)	(564)	(2)	(11)	–	–

Net increase (decrease)	24	(137)	2	3	–	–

	Class I		Class A		Class C
	Six Months Ended 11/30/11	Year Ended 05/31/11	Six Months Ended 11/30/11	Year Ended 05/31/11	Six Months Ended 11/30/11	Year Ended 05/31/11
Intermediate Bond Fund
Shares issued	2,767	7,236	8	26	1	46
Share reinvested	192	726	7	27	–	2
Shares redeemed	(2,888)	(5,884)	(83)	(196)	(13)	(62)

Net increase (decrease)	71	2,078	(68)	(143)	(12)	(14)

Limited Maturity Bond Fund
Shares issued	4,152	11,378	42	169	11	20
Share reinvested	127	271	4	11	–	3
Shares redeemed	(3,707)	(7,292)	(73)	(456)	(87)	(218)

Net increase (decrease)	572	4,357	(27)	(276)	(76)	(195)

Total Return Advantage Fund
Shares issued	3,689	6,004	18	52	14	16
Share reinvested	127	252	8	23	–	1
Shares redeemed	(3,040)	(4,014)	(91)	(303)	(5)	(4)

Net increase (decrease)	776	2,242	(65)	(228)	9	13

Ultra Short Bond Fund
Shares issued	18,168	50,629	109	456	–	–
Share reinvested	65	219	2	11	–	–
Shares redeemed	(16,933)	(33,127)	(166)	(1,799)	–	–

Net increase (decrease)	1,300	17,721	(55)	(1,332)	–	–

Intermediate Tax Exempt Bond Fund
Shares issued	597	3,817	13	347	4	19
Share reinvested	6	63	3	13	–	–
Shares redeemed	(995)	(4,709)	(136)	(322)	(3)	(6)

Net increase (decrease)	(392)	(829)	(120)	38	1	13

Maryland Tax Exempt Bond Fund
Shares issued	273	737	5	18	–	–
Share reinvested	5	8	–	1	–	–
Shares redeemed	(283)	(1,372)	–	(11)	–	(1)

Net increase (decrease)	(5)	(627)	5	8	–	(1)

Michigan Intermediate Municipal Bond Fund
Shares issued	43	40	5	5	2	–
Share reinvested	1	9	7	45	–	–
Shares redeemed	(239)	(690)	(137)	(355)	–	–

Net increase (decrease)	(195)	(641)	(125)	(305)	2	–

Ohio Intermediate Tax Exempt Bond Fund
Shares issued	443	978	6	99	10	10
Share reinvested	3	19	9	26	–	2
Shares redeemed	(748)	(1,843)	(142)	(277)	(24)	(9)

Net increase (decrease)	(302)	(846)	(127)	(152)	(14)	3

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2011 (Unaudited)

	Class I		Class A		Class C
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	11/30/11	05/31/11	11/30/11	05/31/11	11/30/11	05/31/11
Pennsylvania Intermediate Municipal Bond Fund
Shares issued	108	336	14	1	5	3
Share reinvested	1	16	3	17	1	7
Shares redeemed	(236)	(533)	(10)	(91)	(7)	(95)

Net increase (decrease)	(127)	(181)	7	(73)	(1)	(85)

Tax Exempt Limited Maturity Municipal Bond Fund
Shares issued	1,005	4,356	–	–	–	–
Share reinvested	6	11	–	1	–	–
Shares redeemed	(1,149)	(3,478)	(1)	(30)	(1)	–

Net increase (decrease)	(138)	889	(1)	(29)	(1)	–

7. Market and Credit Risk

Some countries in which certain of the Fixed Income Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited.

The Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss.

Each Fixed Income and Tax Exempt Bond Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The Maryland Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The Intermediate Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At November 30, 2011, the following percentages of each Fund’s net assets were insured by bond insurers.

Bond Insurer	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AGM	7.3%	3.1%	11.1%	6.7%	19.3%	5.1%
AGM Q-SBLF	–	–	0.2%	–	–	–
AMBAC	2.4%	1.1%	8.2%	7.7%	5.1%	7.5%
FGIC	–	–	2.7%	0.6%	–	1.1%
NATL-RE	–	9.3%	8.6%	11.8%	8.0%	7.0%
NATL-RE FGIC	6.4%	1.6%	2.8%	4.7%	5.8%	–
NATL-RE Q-SBLF	–	–	10.9%	–	–	–
NATL-RE-IBC	1.7%	1.4%	–	–	–	–
PSF-GTD	3.5%	–	–	–	–	2.4%
Q-SBLF	1.5%	–	–	–	–	1.4%
RADIAN	1.1%	–	–	–	–	–
SONYMA	0.5%	–	–	–	–	–
Total	24.4%	16.5%	44.5%	31.5%	38.2%	24.5%

The rating of long-term debt as a percentage of total value of investments on November 30, 2011, is as follows:

Standard & Poor’s/ Moody’s Ratings	Intermediate Tax Exempt Bond	Maryland Tax Exempt Bond	Michigan Intermediate Municipal Bond	Ohio Intermediate Tax Exempt Bond	Pennsylvania Intermediate Municipal Bond	Tax Exempt Limited Maturity Bond
AAA/Aaa	27.2%	26.3%	17.7%	30.2%	3.9%	25.1%
AA/Aa	45.0%	40.2%	50.0%	36.4%	49.5%	47.2%
A/A	14.3%	15.6%	12.1%	16.8%	27.7%	18.9%
BBB/Baa	4.3%	7.5%	12.5%	10.3%	16.4%	5.7%
NR	7.0%	6.8%	1.1%	2.5%	–	2.3%
Total	97.8%	96.4%	93.4%	96.2%	97.5%	99.2%

Securities rated by only one agency are shown in that category. Securities rated by both agencies are categorized according to their lowest rating.

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, and third party insurance.

8. Securities Lending

To generate additional income, the Fixed Income Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with Brown Brothers Harriman (“BBH”), the securities lending agent. Prior to September 7, 2011, the Fixed Income Funds could lend their securities pursuant to a Lending Agreement with Union Bank NA (“UB”), the previous securities lending agent. The Funds may lend up to 50% of the securities in which they are invested requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 102% of the market value plus accrued interest on the securities loaned. The lending Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The lending Funds receive 80% of the income earned on the investment of collateral net of broker rebates and other expenses incurred by BBH.

There may be risks of delay in recovery of the securities, loss of value in the collateral provided by the borrower or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Board and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the lending Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

PNC Fixed Income and Tax Exempt Bond Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2011 (Unaudited)

Prior to the Reorganization, certain portfolios of the Acquired Funds participated in a securities lending program whereby portfolio securities were lent to approved brokers, dealers, or other financial institutions to earn additional income. Cash collateral received in connection with securities lending was invested in a joint collateral account for all portfolios of the Acquired Funds that participated in the securities lending program and was typically invested in certain high quality, liquid securities. For a period of time, the collateral account held a security which was being fair-valued in accordance with Board approved procedures. The security was eventually exchanged for its underlying collateral which was eventually sold. Upon disposition of the underlying collateral, PNC Total Return Bond Fund (which was subsequently merged with PNC Total Return Advantage Fund) realized a net loss that amounted to a NAV impact of less than ($0.02) per share for the year ended May 31, 2010.

9. Payment by Affiliate

On September 27, 2011, payments were made by the Adviser of $6,524 and $2,549 to PNC Limited Maturity Bond and PNC Total Return Advantage Funds, respectively. The payments offset losses previously realized upon the disposition of an asset in the securities lending collateral account of the Acquired Funds prior to the Reorganization.

10. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

11. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements.

12. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

TRUSTEES REVIEW AND APPROVAL OF ADVISORY AGREEMENT

At a meeting held on June 1, 2011, the Trustees of PNC Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), met in person and voted to approve the extension of the Advisory Agreement between the Trust and PNC Capital Advisors, LLC (the “Adviser”) to September 30, 2011. The extension of the Advisory Agreement was to ensure that the Trustees had time to request and evaluate additional information from the Adviser relating to the services provided to the Trust.

The Trustees discussed with independent counsel to the Trustees (“Independent Counsel”) a memorandum prepared by Independent Counsel concerning the Trustees’ fiduciary responsibilities under state and federal law when reviewing advisory agreements. The Trustees, along with Independent Counsel, then reviewed information provided by the Adviser in response to Independent Counsel’s request on behalf of the Trustees. The information, which concerned the Adviser’s activities as investment adviser for the Trust and related to the Trustees’ consideration of the extension of the Advisory Agreement, addressed, among other matters, the nature of the advisory services provided by the Adviser, including portfolio management personnel and their compensation structure; the performance of the Adviser, including the performance of its other similarly managed accounts and industry peers; the profitability of the Adviser; the Adviser’s operations with respect to its oversight of sub-advisers; brokerage, trading, soft dollar practices and securities lending practices; fees and expenses of each Fund compared to a peer group selected by Lipper, Inc. and the other accounts similarly managed by the Adviser, including a discussion of the services provided to these accounts; the compliance program of the Adviser; and risk management and monitoring measures. A detailed discussion ensued, and it was noted by Independent Counsel that the Trustees must approve the extension of the agreement with the Adviser on a fund by fund basis. Based on this review, the Trustees requested additional information from the Adviser relating to profitability and approved the extension of the Advisory Agreement between the Trust and Adviser until September 30, 2011.

At a meeting held on September 8, 2011, the Trustees of the Trust, including the Independent Trustees, met in person and voted to approve the renewal of the Advisory Agreement between the Trust and the Adviser for a one-year period commencing October 1, 2011.

The Trustees met with Independent Counsel who reminded the Trustees that at their previous meeting they had reviewed comprehensive written materials prepared by the Adviser in response to Independent Counsel’s request on behalf of the Trustees. The Trustees, along with Independent Counsel, then reviewed the supplemental information provided by the Adviser regarding profitability data of comparable fund management companies. The Adviser explained that the comparative material was collected from publicly available data and reflected the comparison of the Adviser’s entire business compared to that of its competitors, and was not a comparison of fund level activity only for the Adviser or the competitors. A discussion ensued in which the Adviser responded to Trustees’ questions about the comparability of the companies included in the comparison. Independent Counsel noted that the Trustees’ review of profitability data was but one factor in the Board’s overall review of information in connection with its consideration of the annual renewal of the Advisory Agreement; the Trustees should consider the materials pertaining to the other factors that they must consider for annual renewal of the agreement that they discussed at their last meeting, as well as information that they receive throughout the year. With respect to the annual renewal, Independent Counsel informed the Trustees that their approval of the agreement must be determined on a fund by fund basis.

In reaching their decision to renew the Advisory Agreement, the Trustees considered whether the agreement continues to be in the best interests of the funds and their shareholders, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the agreement to the Trust. In the course of their review, the Trustees with the assistance of Independent Counsel considered their legal responsibilities and reviewed materials received from the Adviser.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees confirmed that there were no pending litigation or regulatory actions against the Adviser that would adversely affect or prohibit the Adviser’s services to the Trust.

Based on this review, the Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to act as the investment adviser. With respect to the advisory fees, the Trustees noted that such fees remained the same and concluded such fees were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Trustees concluded that the terms of the agreement remained reasonable and fair and that the renewal of the Advisory Agreement was in the best interests of the Trust and the funds’ shareholders. The Board approved the renewal of the Advisory Agreement.

PNC Fixed Income and Tax Exempt Bond Funds

PROXY VOTING AND QUARTERLY SCHEDULES OF INVESTMENTS

(Unaudited)

Proxy Voting

A description of the policies and procedures that PNC Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND(3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

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Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, PA 19406

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East, 3rd Floor

Princeton, NJ 08540

Custodian

Bank of New York Mellon

One Wall Street

New York, NY 10286

760 Moore Road
King of Prussia, PA 19406

PNC FUNDS

SA-003-1211

SEMI-ANNUAL REPORT

November 30, 2011

(Unaudited)

PNC Money Market Funds

PNC FUNDS

    PNC MONEY MARKET FUNDS

    SEMI-ANNUAL REPORT

    MONEY MARKET FUNDS

    Government Money Market Fund

    Money Market Fund

    Ohio Municipal Money Market Fund

    Pennsylvania Tax Exempt Money
        Market Fund

    Tax Exempt Money Market Fund

    Treasury Money Market Fund

    OTHER PNC FUNDS

    EQUITY FUNDS

    Balanced Allocation Fund

    International Equity Fund

    Large Cap Core Equity Fund

    Large Cap Growth Fund

    Large Cap Value Fund

    Mid Cap Value Fund

    Multi-Factor Small Cap Core Fund

    Multi-Factor Small Cap Growth Fund

    Multi-Factor Small Cap Value Fund

    S&P 500 Index Fund

    Small Cap Fund

    FIXED INCOME FUNDS

    Bond Fund

    Government Mortgage Fund

    High Yield Bond Fund

    Intermediate Bond Fund

    Limited Maturity Bond Fund

    Total Return Advantage Fund

    Ultra Short Bond Fund

    TAX EXEMPT BOND FUNDS

    Intermediate Tax Exempt Bond

        Fund

    Maryland Tax Exempt

        Bond Fund

    Michigan Intermediate Municipal

        Bond Fund

    Ohio Intermediate Tax Exempt

        Bond Fund

    Pennsylvania Intermediate

        Municipal Bond Fund

    Tax Exempt Limited Maturity Bond

        Fund

T A B L E O F C O N T E N T S
Message from the Chairman	1
Message from the President Summary of Portfolio Holdings Expense Tables	2 7 8
	Financial Highlights	Schedules of Investments
Government Money Market Fund	10	16
Money Market Fund	11	19
Ohio Municipal Money Market Fund	12	24
Pennsylvania Tax Exempt Money Market Fund	13	26
Tax Exempt Money Market Fund	14	28
Treasury Money Market Fund	15	32
Investment Abbreviations and Definitions		34
Statements of Assets and Liabilities		36
Statements of Operations		40
Statements of Changes in Net Assets		42
Notes to Financial Statements		44
Trustees Review and Approval of Advisory Agreement		51
Proxy Voting and Quarterly Schedules of Investments		52

This material must be preceded or accompanied by a prospectus.

You should consider the investment objectives, risks, charges and expenses of the PNC Money Market Funds (the “Funds”) carefully before investing. A prospectus and other information about the Funds may be obtained by calling your investment professional, calling 1-800-622-FUND (3863) or downloading one at pncfunds.com. Please read it carefully before investing.

	NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

PNC Capital Advisors, LLC (PCA), a subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and co-administrator to PNC Funds and receives fees for its services. PNC Funds are distributed by Professional Funds Distributor LLC (PFD), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with PCA and is not a bank.

©2012 The PNC Financial Services Group, Inc. All rights reserved.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

P N C  M o n e y  M a r k e t  F u n d s

M E S S A G E  F R O M  T H E  C H A I R M A N

JANUARY 2012

Dear Shareholders:

We are pleased to provide you with important information about your investments in PNC Funds, as well as a review of financial markets and events shaping global markets. During the six months ended November 30, 2011, total assets of PNC Funds decreased from $7.9 to $7.6 billion, primarily as a result of shareholder outflows in equity funds.

The Board of Trustees recently elected Stephen M. Todd as a Trustee of PNC Funds. We are pleased to welcome Steve, whose accounting and business experience will be valuable to management, the Board and the shareholders we serve.

We encourage investors who have questions about their investments to call Shareholder Services at (800)-622-FUND (3863) or visit pncfunds.com.

Thank you for investing with PNC Funds and best wishes for a happy and healthy new year.

Sincerely,

John G. Drosdick
Chairman

1

P N C  M o n e y  M a r k e t  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

“The U.S. economy remained relatively soft...”

Dear Shareholders:

We are pleased to present this semi-annual report for PNC Money Market Funds as of November 30, 2011.

We continue to believe that by offering the opportunity to diversify your investments among an array of money market, taxable and tax-exempt fixed income and equity mutual funds, PNC Capital Advisors, LLC may help you and your adviser fulfill your individual asset allocation objectives.

Before reviewing the financial statements and schedules of portfolio investments of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six months ended November 30, 2011, especially given the extreme volatility experienced during the semi-annual period.

Economic Review

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

The U.S. economy remained relatively soft during the semi-annual period. Real Gross Domestic Product (“GDP”) had increased 1.9% in the first quarter of 2011 but then decelerated to 1.3% in the second quarter of 2011 before bouncing back somewhat to an estimated 2.0% in the third quarter of 2011. According to the Survey of Professional Forecasters by the Federal Reserve Bank of Philadelphia, real GDP is expected to grow at an annualized rate of 2.6% in the fourth quarter of 2011.

As the semi-annual period began in June 2011, U.S. consumers continued to struggle with high unemployment and underemployment, and home prices had yet to recover. Though consumer spending had increased 2.7% in real terms year over year, many believed that future spending may be hindered without significant gains in employment growth. The Federal Reserve’s (“the Fed’s”) second round of quantitative easing, popularly known as QE2, expired as scheduled at the end of June 2011.

During the third calendar quarter, economic data started rocky and got worse, as reports in July showing some softness began a tidal wave of questions concerning the strength of economic growth. Interestingly, as evidenced by third quarter GDP, survey results were considerably weaker than hard economic data — an indicator, perhaps, that sentiment was worse than reality. Still, while home prices stabilized somewhat, unemployment stubbornly stuck above 9%. Also, economic weakness, combined with growing European sovereign debt concerns, caused many consumers and corporations to pull back on spending. Consumer spending grew only 0.2% in August, after averaging 2.1% growth in the first quarter of the year. August also marked the first month in two years that personal income fell. Capital spending and reinvestment were at extremely low levels, and cash on corporate balance sheets remained at all-time highs.

In October and November, the U.S. economy continued to grind along as consumers and corporations alike awaited the outcome of both the U.S. Congressional Supercommittee on fiscal reform and the continuing European sovereign debt crisis. In part due to the uncertainty surrounding these major market conditions, the U.S. personal savings rate increased in October, reversing a trend over the several months prior when spending growth had outpaced income growth. On its November 23 deadline, the 12-member Supercommittee, tasked with cutting $1.2 trillion from the U.S. deficit, failed to agree. Thus, discretionary spending cuts of $1.2 trillion are mandated beginning in 2013. The situation in Europe remained a major unknown at the end of November.

2

Greece moved to elect a new leader and approve another debt restructuring package. Italy’s Prime Minister Berlusconi resigned after the passage of additional austerity measures.

Money Markets

With the Fed maintaining the targeted federal funds rate near zero throughout the semi-annual period, yields in the taxable and tax-exempt money markets remained at low levels. Also impacting the money markets during the semi-annual period was an increase in demand and a contraction in supply. Supply contracted in part due to the Federal Deposit Insurance Corporation (FDIC) altering, as in April 2011, its fee formula charged to commercial banks. As banks were required to maintain more capital, they were prevented from lending collateral via repurchase agreements. Also, political gridlock in the U.S. Congress caused the U.S. Treasury Department to eliminate issuance of Supplemental Financing Program bills in June ahead of the August deadline to increase the nation’s debt ceiling. On the demand side, as was the case for longer-term U.S. Treasuries, heightened uncertainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments. As U.S. Treasury yields declined, so, too, did money market yields.

Fixed Income

The semi-annual period was one wherein concerns about a softening U.S. economic picture, lower commodity prices, heightened anxiety about European sovereign debt and expectations for a third round of quantitative easing overrode low interest rates to drive a dramatic decline in risk appetite. Investors appeared skeptical about the effectiveness of monetary and fiscal stimulus. U.S. fixed income securities, then, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained ground for the six months ended November 30, 2011, significantly outperforming the equity market. In particular, investors fled to U.S. Treasuries, and thus the yields on U.S. Treasuries moved lower across the yield curve, or spectrum of maturities. (Remember, there is typically an inverse relationship between yields, or interest rates, and bond prices.) Indeed, for the semi-annual period overall, two-year Treasury yields fell 20 basis points (a basis point is 1/100th of a percentage point) to 0.25%, and 10-year Treasury yields dropped 97 basis points to 2.08%. Long-term Treasury yields declined 116 basis points to 3.06%. It is interesting to note that Standard & Poor’s downgrade of the U.S. credit rating from AAA to AA+ in an unprecedented move in early August could scarcely be detected in an examination of U.S. Treasury rates, which continued to fall through the remainder of the third calendar quarter before increasing just slightly in October and November.

“...heightened uncer- tainty surrounding the sovereign debt crisis in Europe drove investors to seek the relative safety of money market instruments.”

Throughout the semi-annual period, the Fed left the targeted federal funds rate unchanged at a range of 0% to 0.25%. In an effort to calm the markets, the Fed announced in August 2011 that it would maintain short-term interest rates near zero through at least mid-2013. It was the first time in history that the Fed had pegged its “exceptionally low” rates to a specific date. In September, Operation Twist, mentioned below, dominated domestic monetary policy.

Virtually all of the major non-Treasury fixed income sectors underperformed U.S. Treasuries during the semi-annual period, as the unprecedented downgrade of U.S. sovereign debt, along with a declining risk appetite overall, kept investors defensive.

The tax-exempt bond market overall outperformed the taxable fixed income market during the semi-annual period, though performance was segmented. From the start of the semi-annual

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

3

P N C  M o n e y  M a r k e t  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

“...the Fed announced in August 2011 that it would maintain short- term interest rates near zero through at least mid-2013.”

period through September, the tax-exempt bond market enjoyed a rally. As widely anticipated, issuance of tax-exempt municipal bonds dropped significantly due to the expiration of the Build America Bond program at the end of December 2010. Also, while state and local governments still were under pressure, many emerged in the spring of 2011 with either balanced budgets or budget plans that signaled fiscal improvement. Further, renewed concerns about European sovereign debt contagion and tepid U.S. economic data led to fears of a double dip in the economy. Just as the consequent flight to quality drove U.S. Treasury yields lower, yields on municipal bonds declined materially as well. Finally, voices from many corners of the marketplace refuted the assertions made by banking industry analyst Meredith Whitney on “60 Minutes” the prior winter. With the Fed continuing to hold short-term interest rates at near-zero levels, investors seeking yield took note that municipal bonds continued to produce attractive taxable equivalent yields relative to other fixed income sectors. Following the extended rally, the municipal bond market then experienced a modest correction in October and November. Tax-exempt bond supply increased in these two months as issuers sought to take advantage of low interest rates to refund debt for cost savings or to initiate new capital projects. Yields at the long-term end of the municipal bond yield curve rose by approximately 30 basis points from the end of September through the end of November.

Equities

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

Amidst uncertain and generally disappointing economic data, virtually all of the major U.S. equity indices generated negative returns during the six months ended November 30, 2011. The semi-annual period was marked by dramatic volatility.

As the semi-annual period began in June 2011, the U.S. equity market struggled. Economic data had weakened, concerns about Greece’s sovereign debt crisis resurfaced, and there was great uncertainty about the impact of the expiration of the Fed’s quantitative easing program at the end of the month. In the final week of June, however, investors seemed comforted by news of an austerity plan to help alleviate Greece’s debt problems, leading stocks, in turn, to rally strongly. The third calendar quarter of 2011 was the worst quarter for U.S. equities since the first quarter of 2009, as increasing concern and skepticism over the economy and the prospect of contagion from peripheral European sovereign debt crises dominated. Volatility accelerated, and a flight to quality ensued with investors showing significant risk aversion. In August, following weeks of political gridlock over raising the U.S. debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt one notch from AAA to AA+ for the first time in history, sending a shock through the investment markets. Markets were further shaken toward the end of September when the Fed announced what was dubbed Operation Twist. Operation Twist is a plan to purchase longer-term Treasury securities and sell shorter-term Treasury securities in an effort to keep long-term interest rates low and thereby spur spending and investment by consumers and businesses alike.

U.S. equities rallied back strongly in October on hopes of a plan for Europe’s sovereign debt crisis and better prospects for the global economy before falling back again, albeit modestly, in November.

Interestingly, the fundamentals that traditionally drive equities held up well overall, as corporate profit growth continued to show strength throughout the semi-annual period, and most companies exceeded earnings expectations. Indeed, even in the challenging third calendar quarter, corporate earnings were up 22% year over year, and margins continued to improve. Still, the percentage

4

of companies beating estimates fell, and investors appeared to be more concerned with the near term future, as consensus expectations were considered by some to be too optimistic given the moderating economic backdrop. Corporations were sitting on record levels of cash, leading investors to demand cash be paid out in the form of dividends.

For the semi-annual period as a whole, all U.S. equity segments declined, but large-cap stocks within the U.S. equity market declined least, followed by mid-cap stocks and then small-cap stocks. Growth stocks outperformed value stocks across the capitalization spectrum. (All as measured by the Russell Investments indices).

Developed and emerging international equity markets overall, as measured by the MSCI EAFE® Index and the MSCI Emerging Markets Index, respectively, declined more steeply than U.S. stocks, as heightened concerns over Europe’s sovereign debt crisis, U.S. political gridlock and a global economic slowdown weighed particularly heavily on international developed and emerging equity market performance.

Our View Ahead

At the end of November 2011, our view was that the U.S. economy would continue in a slow growth environment until the major headwinds of the European sovereign debt crisis and the U.S. budget debate preceding the presidential elections abate. We expect that housing and unemployment will improve slowly, but this recovery process will be over an extended time period. We also recognize that there are alternative scenarios. On the bullish side, the European crisis could resolve quickly with the establishment of a liquidity pool for member nations of the European Union to refinance debt at lower rates, but not write off debt. Such a liquidity pool would allow indebted member nations to slowly unwind debt burdens at more normalized rates. This would also lead to a scenario more positive than our base case. The second alternative would be a more bearish scenario, wherein an unexpected event derails or exacerbates the European solution, and with the U.S. Congressional Supercommittee having failed to agree on a deficit reduction plan, Congress does not enact fiscal reform. This could pressure markets, particularly in the absence of more company-specific fundamentals.

Looking forward for U.S. equities, then, we believe the markets will continue to plod higher. That said, despite strong earnings, margins and revenue results during the semi-annual period ended November 30, 2011, analysts and companies continue to drive expectations for 2012 earnings, revenues and margins lower, perhaps because there is little upside optimism given the gloomy state of news regarding Europe. We believe future earnings consensus takes into account a slow growth world, but we are certainly, in our view, far from an earnings bubble and the risk at the end of November was, we believe, to the upside.

As for the fixed income market, we see no data suggesting short-term interest rates will move higher in the near term, or for at least the next 12 months. OperationTwist dramatically reduced rates at the long-term end of the U.S. Treasury yield curve. In our view, U.S. Treasury yields reflected a flight to safety related to the European sovereign debt crisis rather than fears of a deep and prolonged U.S. recession. Once these pressures ease, we would expect rates to move higher. At the same time, however, near-term volatility will likely remain until such exogenous factors are resolved.

“...increasing concern and skepticism over the economy and the pros- pect of contagion from peripheral European sovereign debt crises dominated.”
Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

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P N C  M o n e y  M a r k e t  F u n d s

A  M E S S A G E  F R O M  T H E  P R E S I D E N T

“...this recovery process will be over an extended time period.”

One last important point — while we expect volatility to continue to be at high levels within both equity and fixed income markets, at least in the short term, and while some investors have concerns that the culmination of numerous macro headwinds will combine to cause another unified global recession, we do not believe this is a repeat of 2008. Corporations and consumers have stronger balance sheets and the U.S. financial system is considerably better capitalized than three years ago. Market reactions today are rooted in risk aversion and investor fear. As these issues are resolved, we expect markets to normalize. We continue to believe that patient investors —in both the equity and fixed income markets — will be rewarded.

We thank you for maintaining a long-term perspective as a basic tenet of your investment approach. We also commend you for being a part of PNC Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the years ahead,

Best Regards,

Kevin A. McCreadie

President, PNC Funds

President and Chief Investment Officer

PNC Capital Advisors, LLC

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to PNC Funds, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and PNC Capital Advisors, LLC undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of PNC Funds’ trading intent.

Commentary provided by PNC Capital Advisors, LLC as of November 30, 2011

6

P N C  M o n e y  M a r k e t  F u n d s

S U M M A R Y  O F  P O R T F O L I O  H O L D I N G S

The tables below present portfolio holdings as of November 30, 2011 as a percentage of total investments for each of the PNC Money Market Funds.

Government Money Market Fund		Ohio Municipal Money Market Fund
Repurchase Agreements	33.8%	Hospital/Nursing Home Revenue Bonds	33.8%
Federal Home Loan Bank	20.9	Education Revenue Bonds	19.9
Federal Home Loan Mortgage Corporation	12.9	Refunding Bonds	18.6
Federal National Mortgage Association	12.3	Anticipation Notes	16.4
Federal Farm Credit Bank	10.4	General Obligations	6.9
Money Market Fund	4.5	Water/Sewer Revenue Bonds	2.1
U.S. Treasury Notes	2.1	Tax Excempt Commerical Paper	1.6
U.S. Treasury Bills	1.7	Affiliated Money Market Fund	0.7
Affiliated Money Market Fund	1.4		100.0%
	100.0%
		Pennsylvania Tax Exempt Money Market Fund
		Refunding Bonds	46.2%
		General Obligations	24.4
		Education Revenue Bonds	13.5
		Hospital/Nursing Home Revenue Bonds	9.3
		Affiliated Money Market Fund	5.1
		Other Revenue Bonds	1.3
			100.0%

		Tax Exempt Money Market Fund
Money Market Fund		Refunding Bonds	47.0%
Commercial Paper	39.8%	Education Revenue Bonds	15.6
Repurchase Agreements	16.3	Hospital/Nursing Home Revenue Bonds	14.9
Asset Backed Commercial Paper	9.4	General Obligations	11.6
Certificates of Deposit	8.7	Other Revenue Bonds	5.3
Education Revenue Bonds	8.1	Anticipation Notes	4.3
Industrial/Developments Revenue Bonds	4.6	Tax Exempt Commerical Paper	1.2
U.S. Treasury Bill	3.1	Affiliated Money Market Fund	0.1
U.S. Treasury Notes	2.5		100.0%
Bank Note	2.0
Federal Home Loan Bank	1.8	Treasury Money Market Fund
General Obligations	1.5	U.S. Treasury Notes	53.7%
Corporate Bonds	1.0	U.S. Treasury Bills	40.5
Funding Agreement	1.0	Money Market Fund	5.7
Asset Backed Securities	0.2	Affiliated Money Market Fund	0.1
	100.0%		100.0%

7

P N C  M o n e y  M a r k e t  F u n d s

E X P E N S E  T A B L E S

The expenses shown in the Expense Tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges which may apply to redemptions of Class C Shares of the Money Market Fund and which are described in the Prospectus. If these transactional costs were included, your costs would be higher.

* Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 366.

** Assumes annual return of 5% before expenses.

*** During the six months ended November 30, 2011, a portion of the Trust’s Class A distribution plan was added back to the Class A net asset value of the Ohio Municipal Money Market Fund. Excluding this item, the ratio of expenses to average net assets would have been 0.16%. See Note 3 in Notes to Financial Statements.

All mutual funds have operating expenses. As a shareholder of a Fund, you incur operating expenses, including investment advisory fees, distribution (12b-1) fees, where applicable, and other Fund expenses. Such expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of a Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Tables provided below are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2011 to November 30, 2011).

The Expense Table that appears for your Fund illustrates your Fund’s costs in two ways.

•   Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of a Fund under the heading “Expenses Paid During Period.”

•   Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value 06/01/11	Ending Account Value 11/30/11	Annualized Expense Ratio	Expenses Paid During Period*

Government Money Market Fund					Pennsylvania Tax Exempt Money Market Fund
Actual					Actual
Class I	$1,000.00	$1,000.10	0.11%	$0.57	Class I	$1,000.00	$1,000.12	0.13%	$0.63
Class A	1,000.00	1,000.10	0.11	0.57	Class A	1,000.00	1,000.12	0.12	0.62
Hypothetical**					Class T	1,000.00	1,000.12	0.13	0.63
Class I	1,000.00	1,024.43	0.11	0.58	Hypothetical**
Class A	1,000.00	1,024.43	0.11	0.58	Class I	1,000.00	1,024.38	0.13	0.63
					Class A	1,000.00	1,024.38	0.12	0.63
Money Market Fund					Class T	1,000.00	1,024.37	0.13	0.64
Actual
Class I	$1,000.00	$1,000.24	0.13%	$0.63	Tax Exempt Money Market Fund
Class A	1,000.00	1,000.24	0.13	0.63	Actual
Class C	1,000.00	1,000.24	0.12	0.62	Class I	$1,000.00	$1,000.12	0.11%	$0.55
Hypothetical**					Class A***	1,000.00	1,000.17	0.10	0.50
Class I	1,000.00	1,024.38	0.13	0.63	Class T	1,000.00	1,000.12	0.12	0.59
Class A	1,000.00	1,024.38	0.13	0.63	Hypothetical**
Class C	1,000.00	1,024.39	0.12	0.62	Class I	1,000.00	1,024.46	0.11	0.55
					Class A***	1,000.00	1,024.50	0.10	0.51
Ohio Municipal Money Market Fund					Class T	1,000.00	1,024.41	0.12	0.60
Actual
Class I	$1,000.00	$1,000.12	0.16%	$0.82	Treasury Money Market Fund
Class A***	1,000.00	1,012.78	(2.05)	(10.30)	Actual
Class T	1,000.00	1,000.12	0.16	0.82	Class I	$1,000.00	$1,000.06	0.02%	$0.12
Hypothetical**					Class A	1,000.00	1,000.06	0.03	0.13
Class I	1,000.00	1,024.19	0.16	0.82	Hypothetical**
Class A***	1,000.00	1,035.23	(2.05)	(10.41)	Class I	1,000.00	1,024.88	0.02	0.12
Class T	1,000.00	1,024.19	0.16	0.82	Class A	1,000.00	1,024.88	0.03	0.13

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P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S ( U n a u d i t e d )

S e l e c t e d  P e r  S h a r e  D a t a  a n d  R a t i o s

F o r  t h e  S i x  M o n t h s  E n d e d  N o v e m b e r  3 0 ,  2 0 1 1

a n d  F o r  t h e  Y e a r s  E n d e d  M a y  3 1 ,

u n l e s s o t h e r w i se  i n d i c a t e d

	Government Money Market Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	– **	– **	– **	0.01	0.04		0.05	– **	– **	– **	0.01	0.04		0.05
Realized and Unrealized Gain (Loss) on Investments	– **	– **	–	– **	–	**	– **	– **	– **	–	– **	–	**	– **
Total from Investment Operations	–	–	–	0.01	0.04		0.05	–	–	–	0.01	0.04		0.05
Payment from Affiliate†	–	–	–	–	–	**(2)	–	–	–	–	–	–	**(2)	–
Dividends from Net Investment Income	– **	– **	– **	(0.01)	(0.04)		(0.05)	– **	– **	– **	(0.01)	(0.04)		(0.05)
Distributions from Net Realized Capital Gains	–	–	–	–	–		–	–	–	–	–	–		–
Total Distributions	–	–	–	(0.01)	(0.04)		(0.05)	–	–	–	(0.01)	(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.01%	0.05%	0.07%	1.17%	3.97%		5.01%	0.02%	0.05%	0.05%	0.98%	3.71%		4.75%
Ratios/Supplemental Data
Net Assets End of Period (000)	$916,980	$1,008,254	$1,600,289	$820,668	$675,860		$464,208	$141,566	$153,670	$255,430	$329,859	$406,570		$339,913
Ratio of Expenses to Average Net Assets(1)	0.11%	0.16%	0.20%	0.40%	0.36%		0.37%	0.11%	0.16%	0.22%	0.59%	0.61%		0.62%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.05%	0.06%	1.11%	3.73%		4.90%	0.02%	0.05%	0.05%	0.97%	3.48%		4.65%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.35%	0.35%	0.42%	0.41%		0.42%	0.35%	0.35%	0.52%	0.66%	0.66%		0.67%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	(0.22)%	(0.14)%	(0.09)%	1.09%	03.68%		4.85%	(0.22)%	(0.14)%	(0.25)%	0.90%	3.43%		4.60%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See	Notes to Financial Statements.

10

	Money Market Fund
	Class I								Class A
	2011*	2011	2010	2009		2008		2007	2011*	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00
Net Investment Income†	– **	– **	– **	0.01		0.04		0.05	– **	– **	– **	0.01		0.04		0.05
Realized and Unrealized Gain (Loss) on Investments	– **	– **	– **	–	**	–	**	– **	– **	– **	– **	–	**	–	**	– *,*
Total from Investment Operations	–	–	–	0.01		0.04		0.05	–	–	–	0.01		0.04		0.05
Payment from Affiliate†	–	–	–	–	**(2)	–	**(3)	–	–	–	–	–	**(2)	–	**(3)	–
Dividends from Net Investment Income	– **	– **	– **	(0.01)		(0.04)		(0.05)	– **	– **	– **	(0.01)		(0.04)		(0.05)
Distributions from Net Realized Capital Gains	–	–	–	–		–		–	–	–	–	–		–		–
Total Distributions	–	–	–	(0.01)		(0.04)		(0.05)	–	–	–	(0.01)		(0.04)		(0.05)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	0.02%	0.06%	0.07%	1.26%		4.23%		5.09%	0.02%	0.60%	0.05%	1.08%		3.97%		4.82%
Ratios/Supplemental Data
Net Assets End of Period (000)	$1,536,434	$1,481,871	$1,732,447	$1,949,721		$2,530,902		$2,400,557	$379,989	$457,216	$526,326	$599,885		$885,276		$902,964
Ratio of Expenses to Average Net Assets(1)	0.12%	0.21%	0.24%	0.40%		0.36%		0.37%	0.13%	0.21%	0.25%	0.58%		0.61%		0.62%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.07%	1.34%		4.11%		4.98%	0.05%	0.05%	0.05%	1.20%		3.86%		4.73%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.35%	0.34%	0.36%	0.42%		0.41%		0.42%	0.35%	0.34%	0.51%	0.67%		0.66%		0.67%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	(0.18)%	(0.08)%	(0.05)%	1.32%		4.06%		4.93%	(0.17)%	(0.08)%	(0.21)%	1.11%		3.81%		4.68%

	Money Market Fund
	Class C
	2011*	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00
Net Investment Income†	– **	– **	– **	0.01		0.03		0.04
Realized and Unrealized Gain (Loss) on Investments	– **	– **	– **	–	**	–	**	– **
Total from Investment Operations	–	–	–	0.01		0.03		0.04
Payment from Affiliate†	–	–	–	–	**(2)	–	**(3)	–
Dividends from Net Investment Income	– **	– **	– **	(0.01)		(0.03)		(0.04)
Distributions from Net Realized Capital Gains	–	–	–	–		–		–
Total Distributions	–	–	–	(0.01)		(0.03)		(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00		$1.00

Total Return	0.02%	0.06%	0.06%	0.70%		3.22%		4.07%
Ratios/Supplemental Data
Net Assets End of Period (000)	$93	$130	$173	$189		$108		$107
Ratio of Expenses to Average Net Assets(1)	0.12%	0.21%	0.25%	0.93%		1.35%		1.35%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.05%	0.06%	0.72%		3.12%		4.00%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.34%	0.34%	1.27%	1.39%		1.40%		1.40%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	(0.17)%	(0.08)%	(0.96)%	0.26%		3.07%		3.95%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

 The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)

 Capital infusions in April 2009 resulted in $0.001 effect to the net asset value per share of Class I, Class A and Class C for the year May 31, 2009 and had no effect on the total returns of the Fund. See Note 8 in Notes to Financial Statements.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.

See	Notes to Financial Statements.

11

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S ( U n a u d i t e d )

S e l e c t e d  P e r  S h a r e  D a t a  a n d  R a t i o s

F o r  t h e  S i x   M o n t h s  E n d e d  N o v e m b e r  3 0 ,  2 0 1 1

a n d  F o r  t h e  Y e a r s  E n d e d  M a y  31,

u n l e s s  o t h e r w i s e  i n d i c a t e d

	Ohio Municipal Money Market Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*		2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	– **	– **	– **	0.01	0.03		0.03	0.01		– **	– **	0.01	0.03		0.03
Realized and Unrealized Gain (Loss) on Investments	– **	– **	–	–	–		–	–	**	– **	–	–	–		–
Total from Investment Operations	–	–	–	0.01	0.03		0.03	0.01		–	–	0.01	0.03		0.03
Payment from Affiliate†	–	–	–	–	–	**(1)	–	–		–	–	–	–	**(1)	–
Dividends from Net Investment Income	– **	– **	– **	(0.01)	(0.03)		(0.03)	(0.01)		– **	– **	(0.01)	(0.03)		(0.03)
Distributions from Net Realized Capital Gains	–	–	–	–	–		–	–		–	–	–	–		–
Total Distributions	–	–	–	(0.01)	(0.03)		(0.03)	(0.01)		–	–	(0.01)	(0.03)		(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.01%	0.07%	0.16%	1.23%	3.01%		3.40%	1.28	%(2)	0.07%	0.10%	1.04%	2.75%		3.15%
Ratios/Supplemental Data
Net Assets End of Period (000)	$197,643	$209,659	$283,284	$386,658	$361,184		$293,090	$551		$2,948	$14,807	$73,265	$113,432		$90,158
Ratio of Expenses to Average Net Assets(3)	0.16%	0.25%	0.26%	0.31%	0.27%		0.27%	(2.05	)%(2)	0.26%	0.32%	0.50%	0.52%		0.52%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.06%	0.16%	1.21%	2.92%		3.35%	2.23	%(2)	0.08%	0.11%	1.08%	2.67%		3.10%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.30%	0.31%	0.36%	0.32%		0.32%	0.31%		0.31%	0.53%	0.60%	0.57%		0.57%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.13)%	0.01%	0.11%	1.16%	2.87%		3.30%	(0.13)%		0.03%	0.10%	0.98%	2.62%		3.05%

	Ohio Municipal Money Market Fund
	Class T
	2011*	2011	2010(4)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Net Investment Income†	– **	– **	– **
Realized and Unrealized Gain (Loss) on Investments	– **	– **	–
Total from Investment Operations	–	–	–
Payment from Affiliate†	–	–	–
Dividends from Net Investment Income	– **	– **	– **
Distributions from Net Realized Capital Gains	–	–	–
Total Distributions	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return	0.01%	0.07%	0.01%
Ratios/Supplemental Data
Net Assets End of Period (000)	$3,415	$3,178	$148
Ratio of Expenses to Average Net Assets(3)	0.16%	0.24%	0.27%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.06%	0.08%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.31%	0.30%	0.42%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.13)%	0.00%	(0.07)%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(2)

 During the six months ended November 30, 2011, a portion of the Trust’s Class A distribution plan was added back to the Class A net asset value of the Ohio Municipal Money Market Fund. Excluding this item, the total return would have been 0.01%, the ratio of expenses to average net assets would have been 0.16% and the ratio of net investment income to average net assets would have been 0.02%. See Note 3 in Notes to Financial Statements.

(3)

 The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(4)	Ohio Municipal Money Market Fund Class T commenced operations on October 1, 2009. All ratios for the period have been annualized. Total return for the period has not been annualized.

See	Notes to Financial Statements.

12

	Pennsylvania Tax Exempt Money Market Fund
	Class I									Class A
	2011*	2011		2010		2009	2008		2007	2011*	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00
Net Investment Income†	– **	–	**	–	**	0.01	0.03		0.03	– **	–	**	– **	0.01	0.03		0.03
Realized and Unrealized Gain (Loss) on Investments	–	–		–		–	–		–	–	–		–	–	–		–
Total from Investment Operations	–	–		–		0.01	0.03		0.03	–	–		–	0.01	0.03		0.03
Payment from Affiliate†	–	–	**(2)	–		–	–	**(3)	–	–	–	**(2)	–	–	–	**(3)	–
Dividends from Net Investment Income	– **	–	**	–	**	(0.01)	(0.03)		(0.03)	– **	–	**	– **	(0.01)	(0.03)		(0.03)
Distributions from Net Realized Capital Gains	–	–		–		–	–		–	–	–		–	–	–		–
Total Distributions	–	–		–		(0.01)	(0.03)		(0.03)	–	–		–	(0.01)	(0.03)		(0.03)
Net Asset Value, End of Period	$1.00	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return	0.01%	0.04%		0.07%		1.15%	2.93%		3.40%	0.01%	0.04%		0.06%	0.96%	2.67%		3.14%
Ratios/Supplemental Data
Net Assets End of Period (000)	$70,716	$70,022		$80,842		$141,289	$143,143		$102,098	$9,592	$10,372		$12,697	$42,519	$73,920		$59,534
Ratio of Expenses to Average Net Assets(1)	0.13%	0.19%		0.27%		0.32%	0.27%		0.28%	0.13%	0.19%		0.29%	0.52%	0.52%		0.53%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.04%		0.07%		1.13%	2.80%		3.35%	0.02%	0.04%		0.05%	1.11%	2.55%		3.10%
Ratio of Expenses to Average Net Assets (Before Fee Waivers)	0.33%	0.34%		0.33%		0.37%	0.32%		0.33%	0.33%	0.34%		0.54%	0.62%	0.57%		0.58%
Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.18)%	(0.11)%		0.01%		1.08%	2.75%		3.30%	(0.18)%	(0.11)%		(0.20)%	1.01%	2.50%		3.05%

	Pennsylvania Tax Exempt Money Market Fund
	Class T
	2011*			2011(4)
Net Asset Value, Beginning of Period	$1.00			$1.00
Net Investment Income†	– **			–	**
Realized and Unrealized Gain (Loss) on Investments	–			–
Total from Investment Operations	–			–
Payment from Affiliate†	–			–	**(2)
Dividends from Net Investment Income	– **			–	**
Distributions from Net Realized Capital Gains	–			–
Total Distributions	–			–
Net Asset Value, End of Period	$1.00			$1.00

Total Return	0.01%			0.02%
Ratios/Supplemental Data
Net Assets End of Period (000)	$515			$326
Ratio of Expenses to Average Net Assets(1)	0.13%			0.17%
Ratio of Net Investment Income to Average Net Assets	0.02%			0.09%
Ratio of Expenses to Average Net Assets (Before Fee
Waivers)	0.33%			0.34%
Ratio of Net Investment Income to Average Net Assets
(Before Fee Waivers)	(0.18)%			(0.08)%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(2)

A Capital infusion in November 2010 resulted in $0.0006 effect to the net asset value per share of Class I, Class A and Class T for the period ended November 30, 2011 and had no effect on the total returns of the Fund. See Note 8 in Notes to Financial Statements.

(3)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(4)	Commencement of operations of the Class T Shares for the Pennsylvania Tax Exempt Money Market Fund was October 1, 2009. Class T Shares were first sold (excluding seed capital) on November 22, 2010.
All	ratios for the period have been annualized. Total return for the period has not been annualized.

See Notes to Financial Statements.

13

P N C M o n e y M a r k e t F u n d s F I N A N C I A L H I G H L I G H T S ( U n a u d i t e d )

S e l e c t e d  P e r  S h a r e  D a t a a n d  R a t i o s

F o r  t h e  S i x  M o n t h s  E n d e d  N o v e m b e r  3 0 , 2 0 1 1

a n d  F o r  t h e  Y e a r s  E n d e d  M a y  3 1 ,

u n l e s s  o t h e r w i s e  i n d i c a t e d

	Tax Exempt Money Market Fund
	Class I							Class A
	2011*	2011	2010	2009	2008		2007	2011*	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Net Investment Income†	– **	– **	– **	0.01	0.03		0.03	– **	– **	– **	0.01	0.03		0.03
Realized and Unrealized Gain (Loss) on Investments	– **	– **	– **	–	–		– **	– **	– **	– **	–	–		– **
Total from Investment Operations	–	–	–	0.01	0.03		0.03	–	–	–	0.01	0.03		0.03
Payment from Affiliate†	–	–	–	–	–	**(1)	–	–	–	–	–	–	**(1)	–
Dividends from Net Investment Income	– **	– **	– **	(0.01)	(0.03)		(0.03)	– **	– **	– **	(0.01)	(0.03)		(0.03)
Distributions from Net Realized Capital Gains	–	–	–	–	–		–	–	–	–	–	–		–
Total Distributions	–	–	–	(0.01)	(0.03)		(0.03)	–	–	–	(0.01)	(0.03)		(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.01%	0.04%	0.11%	1.20%	2.98%		3.40%	0.02%	0.04%	0.09%	1.01%	2.72%		3.15%

Ratios/Supplemental Data
Net Assets End of Period (000)	$520,234	$539,656	$657,732	$838,738	$784,504		$546,126	$40,120	$32,775	$69,132	$189,949	$174,190		$201,946
Ratio of Expenses to Average Net Assets(2)	0.11%	0.23%	0.23%	0.31%	0.26%		0.27%	0.10%	0.23%	0.26%	0.50%	0.51%		0.52%
Ratio of Net Investment Income to Average
Net Assets	0.02%	0.03%	0.11%	1.17%	2.89%		3.36%	0.03%	0.03%	0.09%	0.97%	2.64%		3.11%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.30%	0.30%	0.31%	0.36%	0.31%		0.32%	0.30%	0.30%	0.51%	0.60%	0.56%		0.57%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	(0.17)%	(0.04)%	0.03%	1.12%	2.84%		3.31%	(0.17)%	(0.04)%	(0.16)%	0.87%	2.59%		3.06%

	Tax Exempt Money Market Fund
	Class T
	2011*	2011(3)
Net Asset Value, Beginning of Period	$1.00	$1.00
Net Investment Income†	– **	– **
Realized and Unrealized Gain (Loss) on
Investments	– **	– **
Total from Investment Operations	–	–
Payment from Affiliate†	–	–
Dividends from Net Investment Income	– **	– **
Distributions from Net Realized Capital
Gains	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$1.00	$1.00

Total Return	0.01%	0.03%

Ratios/Supplemental Data
Net Assets End of Period (000)	$31,640	$2,808
Ratio of Expenses to Average Net Assets(2)	0.12%	0.22%
Ratio of Net Investment Income to Average
Net Assets	0.02%	0.03%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.30%	0.30%
Ratio of Net Investment Income to Average
Net Assets (Before Fee Waivers)	(0.16)%	(0.05)%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(2)

The Board of Trustees of the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protected the value of shares of money market fund investors as of September 19, 2008. The Program expired on September 18, 2009. As a participant in the Program, the Funds paid participation fees of 0.01% for the period September 19, 2008 through December 18, 2008 and 0.03% for the period December 19, 2008 through September 18, 2009, respectively, based on the net asset value of the Fund as of September 19, 2008. Each Fund bore the expense of its participation in the Program without regard to any expense limitation in effect for the Funds.

(3)

Commencement of operations of the Class T Shares for the Tax Exempt Money Market Fund was October 1, 2009. Class T Shares were first sold (excluding seed capital) on August 3, 2010. All ratios for the period have been annualized. Total return for the period has not been annualized.

See	Notes to Financial Statements.

14

	Treasury Money Market Fund
	Class I								Class A
	2011*	2011		2010	2009	2008		2007	2011*	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00
Net Investment Income†	– **	–	**	– **	0.01	0.03		0.05	– **	–	**	– **	–	0.02		0.04
Realized and Unrealized Gain (Loss) on Investments	– **	–	**	– **	– **	–	**	– **	– **	–	**	– **	– **	0.01		– **
Total from Investment Operations	–	–		–	0.01	0.03		0.05	–	–		–	–	0.03		0.04
Payment from Affiliate†	–	–	**(2)	–	–	–	**(1)	–	–	–	**(2)	–	–	–	**(1)	–
Dividends from Net Investment Income	– **	–	**	– **	(0.01)	(0.03)		(0.05)	– **	–	**	– **	–	(0.03)		(0.04)
Distributions from Net Realized Capital Gains	–	–		–	–	–		–	–	–		–	–	–		–
Total Distributions	–	–		–	(0.01)	(0.03)		(0.05)	–	–		–	–	(0.03)		(0.04)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return	0.01%	0.01%		0.02%	0.53%	3.05%		4.69%	0.01%	0.01%		0.02%	0.40%	2.79%		4.43%

Ratios/Supplemental Data
Net Assets End of Period (000)	$346,788	$260,447		$286,756	$323,676	$419,907		$171,646	$104,581	$93,457		$94,755	$191,117	$81,033		$7,896
Ratio of Expenses to Average Net Assets	0.02%	0.12%		0.12%	0.34%	0.37%		0.39%	0.02%	0.12%		0.13%	0.46%	0.62%		0.64%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%		0.01%	0.49%	2.69%		4.59%	0.01%	0.01%		0.01%	0.29%	2.44%		4.34%
Ratio of Expenses to Average Net Assets
(Before Fee Waivers)	0.35%	0.35%		0.35%	0.38%	0.42%		0.44%	0.35%	0.35%		0.52%	0.63%	0.67%		0.69%

Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)	(0.32)%	(0.22)%		(0.22)%	0.45%	2.64%		4.54%	(0.32)%	(0.22)%		(0.38)%	0.12%	2.39%		4.29%

*	For the six months ended November 30, 2011. All ratios for the period have been annualized. Total return for the period has not been annualized.
**	Amount represents less than $0.005 per share.
†	Per share data calculated using average shares outstanding method.
(1)	As a result of an agreement between the Adviser and the Trust regarding marketing budget arrangements, the Fund was the recipient of a one-time payment from the Adviser.
(2)

A Capital infusion in November 2010 resulted in $0.0003 effect to the net asset value per share of Class I and Class A for the year ended November 30, 2011 and had no effect on the total returns of the Fund. See Note 8 in Notes to Financial Statements.

See	Notes to Financial Statements.

15

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  30 ,  2 0 1 1  ( U n a u d i t e d )

	Par (000)	Value (000)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 56.5%
Federal Farm Credit Bank — 10.4%
Federal Farm Credit Bank
0.950%, 02/10/12	$5,550	$5,558
Federal Farm Credit Bank (DN)
0.110%, 12/23/11	10,000	9,999
0.190%, 05/02/12	25,000	24,980
Federal Farm Credit Bank (FRN)
0.111%, 05/14/12	10,100	10,098
0.200%, 06/04/12	10,000	10,000
0.185%, 06/19/12	15,000	15,000
0.131%, 07/27/12	7,000	7,000
0.180%, 08/08/12	5,200	5,201
0.447%, 08/27/12	5,800	5,811
0.257%, 08/28/12	6,800	6,803
0.268%, 10/12/12	10,000	10,009

		110,459

Federal Home Loan Bank — 20.9%
Federal Home Loan Bank
1.125%, 12/09/11	8,865	8,867
1.000%, 12/28/11	5,000	5,003
0.090%, 01/23/12	10,000	10,000
2.250%, 04/13/12	10,000	10,076
1.125%, 05/18/12	10,000	10,046
3.625%, 06/08/12	4,000	4,071
0.250%, 07/20/12	9,500	9,506
0.220%, 09/12/12	5,800	5,800
Federal Home Loan Bank (DN)
0.136%, 12/02/11	19,000	19,000
0.150%, 05/16/12	10,000	9,993
0.231%, 08/03/12	11,000	10,983
Federal Home Loan Bank (FRN)
0.290%, 12/16/11	20,000	20,000
0.160%, 01/13/12	15,000	15,001
0.180%, 01/19/12	15,000	15,000
0.180%, 01/24/12	14,000	14,000
0.180%, 01/24/12	9,400	9,401
0.402%, 02/28/12	10,000	10,000
0.110%, 06/01/12	10,000	9,998
0.130%, 06/22/12	15,000	15,000
0.135%, 07/02/12	10,000	10,000

		221,745

Federal Home Loan Mortgage Corporation — 12.9%
Federal Home Loan Mortgage Corporation
2.125%, 03/23/12	12,000	12,070
1.125%, 07/27/12	10,000	10,065
Federal Home Loan Mortgage Corporation (DN)
0.230%, 12/01/11	15,000	15,000
0.030%, 12/20/11	15,000	15,000
0.070%, 01/30/12	15,000	14,998
0.100%, 02/06/12	23,000	22,996
0.100%, 02/23/12	20,000	19,995
0.090%, 04/02/12	10,100	10,097
Federal Home Loan Mortgage Corporation (FRN)
0.168%, 01/11/12	16,000	15,999

		136,220

Federal National Mortgage Association — 12.3%
Federal National Mortgage Association
5.000%, 02/16/12	9,100	9,193
1.080%, 03/30/12	11,000	11,035

	Par (000)	Value (000)
1.250%, 06/22/12	$11,500	$11,568
1.125%, 07/30/12	10,400	10,458
0.625%, 09/24/12	10,000	10,038
Federal National Mortgage Association (DN)
0.130%, 12/19/11	15,000	14,999
0.060%, 01/11/12	25,000	24,998
0.070%, 01/25/12	15,000	14,998
0.070%, 03/05/12	4,600	4,599
0.075%, 05/02/12	8,120	8,117
Federal National Mortgage Association (FRN)
0.247%, 07/26/12	4,700	4,701
0.277%, 08/23/12	5,000	5,003

		129,707

Total U.S. Government Agency Obligations (Cost $598,131)		598,131

U.S. TREASURY OBLIGATIONS — 3.8%
U.S. Treasury Bills† — 1.7%
0.230%, 02/09/12	8,000	7,996
0.260%, 12/15/11	10,000	9,999

		17,995

U.S. Treasury Notes — 2.1%
1.125%, 12/15/11	10,000	10,003
1.000%, 03/31/12	12,000	12,028

		22,031

Total U.S. Treasury Obligations (Cost $40,026)		40,026

	Number of Shares
MONEY MARKET FUND — 4.6%
AIM Government & Agency Portfolio	48,000,000	48,000

Total Money Market Fund (Cost $48,000)		48,000

AFFILIATED MONEY MARKET FUND — 1.4%

PNC Advantage Institutional Government Money Market Fund, Institutional Class†	15,002,006	15,002

Total Affiliated Money Market Fund (Cost $15,002)		15,002

Par (000)
REPURCHASE AGREEMENTS — 33.8%
Deutsche Bank Securities, Inc.

0.140% (dated 11/30/11, due 12/01/11, repurchase price $56,000,218, collateralized by Federal National Mortgage Association Bonds, 4.000% to 4.5000%, due 09/01/31 to 04/01/41, total value $57,120,001)	$56,000	56,000

See Notes to Financial Statements.

16

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
Goldman Sachs & Co. 0.130% (dated 11/30/11, due 12/01/11, repurchase price $64,000,231, collateralized by Federal National Mortgage Association Bond, 5.500%, due 09/01/36, total value $65,280,000)	$64,000	$64,000

Merrill Lynch Pierce Fenner and Smith, Inc. 0.130% (dated 11/30/11, due 12/01/11, repurchase price $55,000,199, collateralized by Federal National Mortgage Association Bonds, 4.000% to 4.500%, due 11/01/39 to 11/01/41, total value $56,100,000)	55,000	55,000

RBS Securities, Inc. 0.140% (dated 11/30/11, due 12/01/11, repurchase price $66,000,257, collateralized by Federal National Mortgage Association Bonds, 4.000% to 5.000%, due 05/21/26 to 09/01/41, total value $67,320,234)	66,000	66,000

UBS Securities LLC 0.140% (dated 11/30/11, due 12/01/11, repurchase price $63,923,249, collateralized by Federal Farm Credit Bank Note, Federal Home Loan Bank Bonds, Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bond, 0. 050% to 0.850%, due 02/18/13 to 10/18/13, total value $65,202,236)	63,923	63,923

0.130% (dated 11/30/11, due 12/01/11, repurchase price $53,000,191, collateralized by U.S. Treasury Bond, 3.125%, due 11/15/41, total value $54,060,071)	53,000	53,000

Total Repurchase Agreements (Cost $357,923)		357,923

TOTAL INVESTMENTS — 100.1%

(Cost $1,059,082)*		1,059,082

Other Assets & Liabilities – (0.1)%		(536)

TOTAL NET ASSETS —100.0%		$1,058,546

*	Also cost for Federal income tax purposes.

† See Note 3 in Notes to Financial Statements.

  Please see Investment Abbreviations and Definitions on Page 34.

See Notes to Financial Statements.

17

P N C  G o v e r n m e n t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  30 ,  2 0 1 1 ( U n a u d i t e d )

Valuation Hierarchy:

A summary of inputs used to value the fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)
Affiliated Money Market Fund	$15,002	$ –	$–	$ 15,002
Money Market Fund	48,000	–	–	48,000
Repurchase Agreements	–	357,923	–	357,923
U.S. Government Agency
Obligations	–	598,131	–	598,131
U.S. Treasury Obligations	–	40,026	–	40,026

Total Assets – Investments in Securities	$63,002	$996,080	$–	$1,059,082

See Notes to Financial Statements.

18

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  30 ,  2 0 1 1 ( U n a u d i t e d )

	Par (000)	Value (000)
ASSET BACKED SECURITIES — 0.2%
Automotive — 0.2%
Hyundai Auto Lease Securitization Trust,
Series 2011-A, Cl A1
0.307%, 08/15/12 144A	$2,823	$2,823
Hyundai Auto Receivables Trust,
Series 2011-B, Cl A1
0.248%,05/15/12	414	414

Total Asset Backed Securities (Cost $3,237)		3,237

BANK NOTE — 2.0%
Banks — 2.0%
Goldman Sachs Promissory Note
0.530%, 01/30/12 (A)	38,000	38,000

Total Bank Note (Cost $38,000)		38,000

CERTIFICATES OF DEPOSIT — 8.8%
Domestic — 1.6%
Branch Banking & Trust
0.110%, 12/15/11	15,000	15,000
0.200%, 01/26/12	15,000	15,000

		30,000

Yankee — 7.2%
Bank of Montreal CHI
0.170%, 01/11/12	12,000	12,000
0.440%, 05/22/12	16,000	16,000
Bank of Nova Scotia Houston
0.290%, 01/17/12	10,000	10,000
Credit Suisse NY
0.500%, 02/27/12	26,000	26,000
Deutsche Bank NY
0.170%, 12/15/11	11,500	11,500
Rabobank Nederland NV NY
0.400%, 02/01/12	18,000	18,000
Svenska Handelsbanken NY
0.325%, 12/22/11	1,225	1,225
0.300%, 12/29/11	8,500	8,501
0.365%, 01/19/12	11,000	11,000
0.390%, 02/06/12	15,000	15,000
Westpac Banking NY
0.350%, 02/13/12	9,500	9,500

		138,726

Total Certificates of Deposit (Cost $168,726)		168,726

ASSET BACKED COMMERCIAL PAPER† — 9.5%
Financial Services — 9.5%
Alpine Securitization
0.160%, 12/12/11	16,000	15,999
0.230%, 01/04/12	3,000	2,999
Chariot Funding LLC
0.170%, 12/13/11	12,000	11,999
0.180%, 12/15/11	5,000	5,000
0.140%, 12/19/11	15,300	15,299
0.200%, 01/04/12	2,200	2,200
Fairway Finance LLC
0.190%, 01/25/12	10,000	9,997

	Par (000)	Value (000)

Gemini Securitization LLC
0.150%, 12/05/11	$6,600	$6,600
Jupiter Securitization LLC
0.170%, 12/01/11	4,000	4,000
Liberty Street Funding LLC
0.150%, 12/01/11	18,000	18,000
0.180%, 12/15/11	5,000	5,000
Sheffield Receivables
0.200%, 12/16/11	9,000	8,999
0.250%, 01/05/12	10,000	9,997
Straight-A Funding LLC
0.190%, 01/10/12	30,435	30,428
0.190%, 01/24/12	3,857	3,856
Variable Funding Capital
0.200%, 12/08/11	9,000	9,000
0.150%, 01/10/12	7,000	6,999
0.150%, 01/12/12	16,000	15,997

Total Asset Backed Commercial Paper (Cost $182,369)		182,369

COMMERCIAL PAPER† — 40.1%
Automotive — 0.3%
Ford Credit Auto Lease Trust,
Series 2011-B, Cl A1
0.480%, 11/15/12	5,037	5,037

Banks — 23.4%
Australia & New Zealand Banking Group
0.270%, 12/21/11	10,000	9,998
0.260%, 01/10/12	18,000	17,995
0.450%, 04/05/12	9,000	8,986
Bank of Montreal
0.245%, 01/09/12	13,700	13,696
Bank of Nova Scotia
0.270%, 02/03/12	10,000	9,995
Barclays US Funding LLC
0.160%, 12/12/11	11,000	10,999
0.260%, 01/17/12	26,500	26,491
Canadian Imperial Holding
0.370%, 05/03/12	15,000	14,976
Commonwealth Bank of Australia
0.330%, 02/13/12	18,000	17,988
0.398%, 06/22/12	18,500	18,501
Credit Suisse NY
0.290%, 12/06/11	8,000	8,000
0.420%, 01/24/12	4,000	4,000
Deutsche Bank Financial LLC
0.280%, 12/01/11	9,100	9,100
Deutsche Bank NY
0.330%, 12/08/11	17,000	17,000
DnB NOR
0.300%, 12/02/11	8,000	8,000
DnB NOR ASA
0.280%, 12/20/11	9,000	8,999
0.320%, 01/09/12	10,000	9,997
0.360%, 01/17/12	11,000	10,995
HSBC USA
0.200%, 12/07/11	9,000	9,000
0.230%, 01/23/12	19,000	18,994
0.250%, 01/30/12	8,000	7,997
National Australia Funding
0.230%, 12/09/11	5,990	5,990

See Notes to Financial Statements.

19

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  3 0 ,  2 0 1 1 ( U n a u d i t e d )

	Par (000)	Value (000)
COMMERCIAL PAPER† — continued
Banks — continued
0.250%, 12/15/11	$7,000	$6,999
0.310%, 01/09/12	5,000	4,998
0.280%, 01/27/12	9,000	8,996
National Australia Funding Delaware
0.250%, 12/15/11	10,000	9,999
Nordea North America
0.320%, 01/06/12	6,000	5,998
0.360%, 01/18/12	16,000	15,992
0.310%, 01/23/12	12,000	11,995
Rabobank USA Financial
0.350%, 01/11/12	7,000	6,997
0.420%, 02/29/12	11,000	10,988
Royal Bank of Canada
0.220%, 01/09/12	18,000	17,996
Toronto Dominion Holdings USA
0.250%, 12/12/11	4,000	4,000
0.100%, 12/20/11	5,500	5,500
0.210%, 12/30/11	10,000	9,998
0.210%, 01/03/12	10,000	9,998
0.380%, 05/03/12	8,100	8,087
UOB Funding LLC
0.340%, 01/03/12	18,000	17,994
Westpac Banking
0.250%, 02/15/12	8,500	8,495
0.310%, 03/01/12	15,000	14,988

		447,715

Financial Services — 8.2%
American Honda Finance
0.220%, 01/18/12	5,350	5,348
0.270%, 02/08/12	27,000	26,986
0.250%, 02/22/12	5,500	5,497
General Electric Capital Services
0.290%, 03/14/12	18,000	17,985
PACCAR Financial
0.160%, 12/02/11	9,000	9,000
0.180%, 01/13/12	7,500	7,498
0.170%, 02/14/12	9,500	9,497
Toyota Motor Credit
0.140%, 12/06/11	3,000	3,000
0.250%, 01/11/12	10,000	9,997
0.200%, 01/23/12	7,000	6,998
0.190%, 01/30/12	10,000	9,997
0.200%, 02/27/12	8,000	7,996
UBS Finance Delaware
0.170%, 12/13/11	1,700	1,700
0.150%, 12/16/11	19,000	18,999
0.100%, 12/21/11	16,000	15,999

		156,497

Food, Beverage & Tobacco — 1.4%
Coca-Cola
0.146%, 01/15/12	7,000	6,999
0.180%, 02/01/12	10,000	9,997
0.160%, 03/07/12	10,000	9,995

		26,991

Healthcare — 1.6%
Catholic Health Initiatives
0.220%, 01/12/12	16,800	16,800
0.250%, 03/27/12	5,950	5,950

	Par (000)	Value (000)

Sanofi Aventis
0.140%, 02/14/12	$9,000	$8,997

		31,747

Insurance — 3.3%
Metlife Funding Short Term Funding
0.250%, 12/20/11	37,000	36,995
New York Life Capital
0.170%, 12/12/11	17,500	17,499
0.170%, 02/16/12	8,500	8,497

		62,991

Sovereign Agency — 1.9%
Kreditansalt Fur Wiederaufbau International Finance (Germany)
0.180%, 12/01/11	24,550	24,550
Kreditansalt Fur Wiederaufbau
International Finance (Germany)
0.190%, 01/20/12	13,000	12,997

		37,547

Total Commercial Paper (Cost $768,525)		768,525

CORPORATE BONDS — 1.0%
Banks — 1.0%
Canadian Imperial Bank of Commerce (FRN)
0.633%, 05/04/12	3,500	3,502
Nordea Bank Finland (FRN)
0.682%, 02/03/12	4,221	4,223
Wells Fargo
5.250%, 10/23/12	6,500	6,755
Westpac Banking (FRN) (MTN)
0.574%, 01/27/12 144A	5,000	5,000

Total Corporate Bonds (Cost $19,480)		19,480

FUNDING AGREEMENT — 1.0%
New York Life Funding Agreement (FRN)
0.265%, 06/15/12 (A)	19,000	19,000

Total Funding Agreement (Cost $19,000)		19,000

MUNICIPAL SECURITIES — 14.3%
Connecticut — 1.7%
Connecticut Health & Educational Facility
Authority, Yale University (RB)
Series U (VRDN)
0.080%, 12/07/11	32,540	32,540

Massachusetts — 0.5%
Massachusetts Health & Educational Facilities
Authority, Harvard University (RB)
Series Y (VRDN)
0.050%, 12/07/11	9,030	9,030

Mississippi — 1.4%
Mississippi Business Finance Corporation,
Chevron USA Inc. Project (RB)
Series C (VRDN)
0.100%, 12/07/11	9,000	9,000

See Notes to Financial Statements.

20

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Mississippi — continued
0.060%, 12/01/11	$9,180	$9,180
Mississippi Business Finance Corporation, Chevron USA Inc. Project (RB)
Series E (VRDN)
0.060%, 12/01/11	9,600	9,600

		27,780

North Carolina — 1.0%
University of North Carolina at Chapel Hill (RB)
Series C (VRDN)
0.040%, 12/07/11	18,585	18,585

Ohio — 3.6%
Ohio State Common Schools (GO)
Series A (VRDN)
0.100%, 12/07/11	23,680	23,680
Ohio State Common Schools (GO)
Series B (VRDN)
0.100%, 12/07/11	5,360	5,360
Ohio State Higher Educational Facility
Commission, Cleveland Clinic Health System
Obligated Group (RB) Series B-4 (VRDN)
0.070%, 12/01/11	12,900	12,900
Ohio State University General Receipts (RB)
Series B (VRDN)
0.100%, 12/07/11	8,000	8,000
0.070%, 12/07/11	19,380	19,380

		69,320

Texas — 4.5%
Houston Higher Education Finance, Rice
University Project (RB) Series A (VRDN)
0.060%, 12/01/11	5,700	5,700
Houston Higher Education Finance, Rice
University Project (RB) Series B (VRDN)
0.060%, 12/07/11	4,500	4,500
0.050%, 12/01/11	4,700	4,700
Lower Neches Valley Authority Industrial
Development, ExxonMobil Project (RB)
Series A (VRDN)
0.060%, 12/01/11	30,300	30,300
Red River Education Financing Corporation, Texas Christian University
Project (RB) (VRDN)
0.110%, 12/07/11	16,000	16,000
0.100%, 12/07/11	9,600	9,600
University of Texas System (RB) Series B (VRDN)
0.040%, 12/07/11	15,000	15,000

		85,800

Virginia — 1.2%
Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series B (VRDN)
0.070%, 12/07/11	10,800	10,800

	Par (000)	Value (000)

Loudoun County Industrial Development
Authority, Howard Hughes Medical Institute
(RB) Series E (VRDN)
0.070%, 12/07/11	$13,400	$13,400

		24,200

Wyoming — 0.4%
Uinta County, Chevron USA Inc.
Project (RB) (VRDN)
0.060%, 12/01/11	7,500	7,500

Total Municipal Securities (Cost $274,755)		274,755

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Bank — 1.8%
Federal Home Loan Bank (FRN)
0.290%, 12/16/11	25,000	25,000
0.180%, 01/24/12	10,000	10,001

Total U.S. Government Agency Obligations (Cost $35,001)		35,001

U.S. TREASURY OBLIGATIONS — 5.6%
U.S. Treasury Bill† — 3.1%
0.260%, 12/15/11	60,000	59,994

U.S. Treasury Notes — 2.5%
1.125%, 12/15/11	15,000	15,005
1.000%, 12/31/11	15,000	15,008
1.000%, 03/31/12	18,000	18,042

		48,055

Total U.S. Treasury Obligations (Cost $108,049)		108,049

REPURCHASE AGREEMENTS — 16.5%

Deutsche Bank Securities, Inc.

0.140% (dated 11/30/11, due 12/01/11, repurchase price $48,000,187, collateralized by Federal National Mortgage Association Bonds, 4.000% to 6.000%, due 09/01/31 to 09/01/39, total value $48,960,000)	48,000	48,000

Goldman Sachs & Co.

0.130% (dated 11/30/11, due 12/01/11, repurchase price $60,000,217, collateralized by Federal National Mortgage Association Bonds, 5.000% to 5.500%, due 04/01/37 to 01/01/40, total value $61,200,001)	60,000	60,000

Merrill Lynch Pierce Fenner and Smith, Inc. 0.130% (dated 11/30/11, due 12/01/11, repurchase price $50,000,181, collateralized by Federal Home Loan Mortgage Corporation Bonds, 4.000% to 4.500%, due 12/01/40 to 7/01/41, total value $51,000,001)	50,000	50,000

See Notes to Financial Statements.

21

P N C  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Par (000)	Value (000)
REPURCHASE AGREEMENTS — continued
RBS Securities, Inc.

0.140% (dated 11/30/11, due 12/01/11, repurchase price $58,000,226, collateralized by Federal National Mortgage Association Bonds, 4.000% to 4.500%, due 09/01/19 to 06/01/41, total value $59,161,097)	$58,000	$58,000

UBS Securities LLC

0.130% (dated 11/30/11, due 12/01/11, repurchase price $46,000,166, collateralized by U.S. Treasury Bond, 3.125%, due 11/15/41, total value $46,920,009)	46,000	46,000

0.140% (dated 11/30/11, due 12/01/11, repurchase price $53,248,207, collateralized by Federal Home Loan Mortgage Corporation Bonds and Federal National Mortgage Association Bonds, 0.050% to 16.000%, due 12/01/11 to 11/01/41, total value $54,312,961)	53,248	53,248

Total Repurchase Agreements (Cost $315,248)		315,248

TOTAL INVESTMENTS — 100.8%
(Cost $1,932,390)*		1,932,390

Other Assets & Liabilities – (0.8)%		(15,873)

TOTAL NET ASSETS — 100.0%		$1,916,517

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
(A)	Illiquid Security. Total value of illiquid securities is $57,000 (000) and represents 3.0% of net assets as of November 30, 2011.
144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total value of Rule 144A securities is $7,823 (000) and represents 0.4% of net assets as of November 30, 2011.

Please see Investment Abbreviations and Definitions on Page 34.

See Notes to Financial Statements.

22

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Asset Backed Commerical Paper	$–	$ 182,369	–	$ 182,369

Asset Backed Security	–	3,237	–	3,237

Bank Note	–	38,000	–	38,000

Certificates of Deposit	–	168,726	–	168,726

Commerical Paper	–	768,525	–	768,525

Corporate Bonds		19,480		19,480

Funding Agreement	–	19,000	–	19,000

Municipal Securities	–	274,755	–	274,755

Repurchase Agreements	–	315,248	–	315,248

U.S. Government Agency Obligations	–	35,001	–	35,001

U.S. Treasury Obligations	–	108,049	–	108,049

Total Assets – Investments in Securities	$–	$1,932,390	$–	$1,932,390

See Notes to Financial Statements.

23

P N C  O h i o  M u n i c i p a l  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 103.4%
Ohio — 103.4%
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series A (LOC - Bank of America) (VRDN)
0.140%, 12/01/11	$11,500	$11,500
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series B (LOC - JP Morgan Chase) (VRDN)
0.090%, 12/01/11	9,600	9,600
Allen County Hospital Facilities, Catholic Healthcare Partners (RB) Series C (LOC - Bank of Nova Scotia) (VRDN) 0.060%, 12/01/11	18,000	18,000
Avon Local School District (BAN) (GO) (DD) 1.000%, 12/13/12	1,670	1,678
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Art Project (RB) Series D (SBPA - JP Morgan Chase Bank) (VRDN) 0.130%, 12/07/11	6,300	6,300
Columbus (GO) Series 1 (SBPA - JP Morgan Chase Bank) (VRDN) 0.120%, 12/07/11	580	580
Columbus (TAN) (GO) Series 1 2.000%, 11/29/12	5,000	5,088
Columbus City School District (BAN) (GO) 2.000%, 12/01/11	4,670	4,670
Columbus School District (BAN) (GO) 1.000%, 11/30/12	1,325	1,333
Cuyahoga Falls (BAN) (GO) 1.250%, 12/08/11	3,380	3,380
Cuyahoga Falls (BAN) (GO) (DD) 1.000%, 12/06/12	2,000	2,009
Dublin School District (BAN) (GO) 1.000%, 12/08/11	1,825	1,825
Fairfield Township (BAN) (GO) 1.625%, 06/07/12	2,000	2,009
Franklin County (GO) 5.000%, 12/01/11	4,740	4,740
Franklin County Hospital Improvement, Nationwide Hospital Project (RB) Series B (VRDN) 0.120%, 12/07/11	9,100	9,100
Franklin County, Holy Cross Health Systems (RB) (VRDN) 0.100%, 12/01/11	9,500	9,500
Franklin County, Ohio Health Project (RB) Series B (SBPA - Barclays Bank PLC) (VRDN) 0.110%, 12/07/11	8,600	8,600
Lake County (BAN) (GO) 1.000%, 08/02/12	2,850	2,856
Logan County (TECP) 1.500%, 11/08/12	3,400	3,416
Mason City School District (BAN) (GO) 2.000%, 02/01/12	2,600	2,606
Montgomery County, Catholic Health Initiatives (RB) Series B-1 (SBPA - Bank of New York Mellon) (VRDN) 0.100%, 12/07/11	8,800	8,800

	Par (000)	Value (000)

Montgomery County, Miami Valley Hospital (RB) Series B (SBPA - Barclays Bank PLC) (VRDN) 0.100%, 12/01/11	$4,000	$4,000
Ohio State (GO) Series A (VRDN) 0.070%, 12/07/11	3,100	3,100
Ohio State (GO) Series B (VRDN) 0.070%, 12/07/11	1,050	1,050
0.100%, 12/07/11	3,000	3,000
Ohio State (GO) Series C (VRDN) 0.080%, 12/07/11	1,975	1,975
Ohio State Higher Educational Facility Commission, Case Western Reserve University 2002 Project (RB) Series A (SBPA - Landesbank Hessen - Thuringen) (VRDN) 0.180%, 12/01/11	11,185	11,185
Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series B-2 (LOC-U.S. Bank) (VRDN) 0.090%, 12/01/11	2,000	2,000
Ohio State Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group (RB) Series B-4 (VRDN) 0.070%, 12/01/11	9,035	9,035
Ohio State Higher Educational Facility Commission, Marietta College 2007 Project (RB) (LOC - JP Morgan Chase Bank) (VRDN) 0.140%, 12/07/11	5,120	5,120
Ohio State Higher Educational Facility Commission, Oberlin College 2008 Project (RB) (SBPA - U.S. Bank NA) (VRDN) 0.100%, 12/07/11	3,800	3,800
Ohio State Higher Educational Facility Commission, Xavier University 2000 Project (RB) (LOC - U.S. Bank) (VRDN) 0.120%, 12/07/11	5,120	5,120
Ohio State Higher Educational Facility Commission, Xavier University 2008 Project (RB) Series A (LOC - U.S. Bank) (VRDN) 0.120%, 12/07/11	4,800	4,800
Ohio State University (RB) (VRDN) 0.070%, 12/07/11	4,000	4,000
Ohio State University (RB) Series E (VRDN) 0.070%, 12/07/11	5,000	5,000
Ohio State Water Development Authority, FirstEnergy Nuclear Generation Project (RB) Series B (LOC - Well Fargo Bank) (VRDN) 0.120%, 12/01/11##	12,095	12,095
Ohio State Water Development Authority, Water Quality (RB) Series 2003 5.000%, 06/01/12	2,670	2,733
Ohio State Water Development Authority, Water Quality Project (RB) 5.000%, 12/01/11	3,500	3,500
Ohio State Water Development Authority, Water Quality Project (RB) Series A 3.000%, 12/01/11	1,000	1,000
Pickerington (BAN) 1.250%, 02/02/12	6,284	6,292

See Notes to Financial Statements.

24

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Ohio — continued
Stow (BAN) (GO)
1.500%, 05/05/12	$2,000	$2,008

Total Municipal Securities (Cost $208,403)		208,403

	Number of Shares
AFFILIATED MONEY MARKET FUND — 0.7%
BlackRock Ohio Municipal Money Market Portfolio†##	1,414,399	1,414

Total Affiliated Money Market Fund (Cost $1,414)		1,414

TOTAL INVESTMENTS — 104.1% (Cost $209,817)*		209,817

Other Assets & Liabilities – (4.1)%		(8,209)

TOTAL NET ASSETS — 100.0%		$201,608

*	Also cost for Federal income tax purposes.
†	See Note 3 in Notes to Financial Statements.
##	All or a portion of the security was held as collateral for when-issued securities or delayed-delivery transactions.

Please	see Investment Abbreviations and Definitions on Page 34.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$1,414	$–	$–	$1,414

Municipal Securities	–	208,403	–	208,403

Total Assets – Investments in Securities	$1,414	$208,403	$–	$209,817

See Notes to Financial Statements.

25

P N C  P e n n s y l v a n i a  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 96.0%
Pennsylvania — 93.9%
Bucks County Industrial Development Authority, Grand View Hospital (RB) Series A (LOC - TD Bank) (VRDN)
0.090%, 12/07/11	$1,000	$1,000
Commonwealth of Pennsylvania (GO) Second Series
5.250%, 01/01/12	1,120	1,125
Delaware County Industrial Development Authority, Resource Recovery Facilities (RB) Series G (VRDN)
0.090%, 12/07/11	2,500	2,500
Delaware County Industrial Development Authority, United Parcel Service Project (RB) (VRDN)
0.080%, 12/01/11	3,500	3,500
Emmaus General Authority (RB) Sub-Series B-24 (LOC - U.S. Bank) (VRDN)
0.120%, 12/07/11	1,000	1,000
Geisinger Authority, Geisinger Health System (RB) (SBPA - Bank of America) (VRDN)
0.060%, 12/01/11	3,700	3,700
Haverford Township School District (GO) (LOC - TD Bank) (VRDN)
0.140%, 12/07/11	2,170	2,170
Lancaster County Hospital Authority, Masonic Homes Project (RB) Series D (LOC - JP Morgan Chase Bank) (VRDN)
0.120%, 12/01/11	8,270	8,270
Lancaster County Hospital Authority, The Lancaster General Hospital Project (RB) (LOC - Bank of America) (VRDN)
0.160%, 12/01/11	6,300	6,300
Lower Merion Township School District, Capital Project (GO) Series B (LOC - U.S. Bank) (VRDN)
0.110%, 12/07/11	3,830	3,830
Northampton County General Purpose Authority, Lafayette College (RB) Series A (SBPA - TD Bank) (VRDN)
0.110%, 12/07/11	3,000	3,000
Northampton County General Purpose Authority, Lehigh University (RB) (SBPA - TD Bank) (VRDN)
0.110%, 12/07/11	1,000	1,000
Northampton County Higher Education Authority, Lehigh University (RB) Series A (SBPA - Wells Fargo) (VRDN)
0.120%, 12/07/11	2,600	2,600
Pennsylvania Economic Development Financing Authority, Sunoco Project (RB) Series B (LOC - JP Morgan Chase Bank) (VRDN)
0.100%, 12/07/11	2,600	2,600
Pennsylvania Higher Educational Facilties Authority, Drexel University (RB) Series B (LOC - Wells Fargo Bank) (VRDN)
0.150%, 12/07/11	1,910	1,910

	Par (000)	Value (000)

Pennsylvania Intergovernmental Cooperation Authority, Philadelphia Funding Program (STRB) Series 2009
5.000%, 06/15/12	$1,000	$1,026
Philadelphia Gas Works (RB) Series B (LOC - Wells Fargo Bank) (VRDN)
0.110%, 12/07/11	2,000	2,000
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series A (SPBA - Bank of America) (VRDN)
0.090%, 12/01/11	3,700	3,700
Philadelphia School District (GO) Series F (LOC - Barclays Bank PLC) (VRDN)
0.100%, 12/07/11	5,500	5,500
Philadelphia School District (GO) Series G (LOC - Wells Fargo Bank) (VRDN)
0.130%, 12/07/11	1,800	1,800
Philadelphia, Multi-Modal (GO) Series B (LOC - Royal Bank of Canada) (VRDN)
0.100%, 12/07/11	2,000	2,000
Pittsburgh Water & Sewer Authority (RB) Sub-Series C-1C (LOC - Washington Federal Savings Bank & Federal Home Loan Bank) (AGM) (VRDN)
0.450%, 09/01/12	3,500	3,500
St. Mary Hospital Authority, Catholic Health Initiatives (RB) Series C (VRDN)
0.100%, 12/07/11	2,600	2,600
Temple University of the Commonwealth System of Higher Education, University Funding Obligations (RN)
1.500%, 04/04/12	3,000	3,010
Tredyffrin Township (DD)(GO)
1.000%, 11/15/12	985	990
University of Pittsburgh (RN)
2.000%, 06/18/12	2,000	2,018
Washington County Authority, University of Pennsylvania Project (RB) (VRDN)
0.120%, 12/07/11	3,260	3,260
Puerto Rico — 2.1%
Commonwealth of Puerto Rico, Public Improvement (GO) Series C-5-2 (LOC - Barclays Bank PLC) (AGM) (VRDN)
0.100%, 12/07/11	1,710	1,710

Total Municipal Securities
(Cost $77,619)		77,619

See Notes to Financial Statements.

26

	Number of Shares	Value (000)
AFFILIATED MONEY MARKET FUND — 5.2%
BlackRock Pennsylvania Municipal Money Market Portfolio†##	4,170,635	$4,171

Total Affiliated Money Market Fund
(Cost $4,171)		4,171

TOTAL INVESTMENTS — 101.2%

(Cost $81,790)*		81,790

Other Assets & Liabilities – (1.2)%		(968)

TOTAL NET ASSETS — 100.0%		$80,823

*	Also cost for Federal income tax purposes.
†	See Note 3 in Notes to Financial Statements.
##	All or a portion of the security was held as collateral for when-issued securities or delayed-delivery transactions.

Please	see Investment Abbreviations and Definitions on Page 34.

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$4,171	$–	$–	$4,171

Municipal Securities	–	77,619	–	77,619

Total Assets – Investments in Securities	$4,171	$77,619	$–	$81,790

See Notes to Financial Statements.

27

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  3 0 ,  2 0 1 1   ( U n a u d i t e d )

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 99.0%
Colorado — 1.3%
Colorado Housing & Finance Authority (RB) Series I-B3 (LOC - Federal Home Loan Mortgage Corporation and Federal National Mortgage Association) (VRDN)
0.120%, 12/07/11	$8,050	$8,050

Connecticut — 0.4%
Connecticut (GO) Series A (SBPA - Landesbank Hessen-Thuringen) (VRDN)
0.290%, 12/01/11	2,500	2,500

District of Columbia — 1.3%
District of Columbia, Georgetown University (RB) Series C (LOC -TD Bank) (VRDN)
0.100%, 12/01/11	7,500	7,500

Georgia — 2.4%
Cobb County (TAN) (GO)
1.250%, 12/30/11	14,000	14,011

Iowa — 1.7%
Iowa City (RB) (SBPA - U.S. Bank) (VRDN)
0.200%, 12/01/11	9,065	9,065
Iowa Higher Education Loan Authority, Morningside College (RAN) (LOC - U.S. Bank)
2.000%, 05/18/12	1,100	1,108

		10,173

Kentucky — 4.9%
Berea Educational Facilities, Berea College Project (RB) Series A (VRDN)
0.090%, 12/01/11	6,950	6,950
Berea Educational Facilities, Berea College Project (RB) Series B (VRDN)
0.090%, 12/01/11	6,495	6,495
Kentucky Economic Development Finance Authority, Baptist Healthcare System (RB) Series B-1 (LOC - JP Morgan Chase Bank) (VRDN)
0.130%, 12/01/11	7,300	7,300
Kentucky Economic Development Finance Authority, Baptist Healthcare System (RB) Series B-2 (LOC - JP Morgan Chase Bank) (VRDN)
0.090%, 12/01/11	8,390	8,390

		29,135

Louisiana — 2.6%
Louisiana Public Facilities Authority, CHRISTUS Health (RB) Series B-3 (LOC - Bank of New York Mellon) (VRDN)
0.090%, 12/07/11	10,000	10,000
Louisiana Public Facilities Authority, Franciscan Missionaries of Our Lady Health System Project (RB) Series D (LOC - U.S. Bank) (VRDN)
0.090%, 12/01/11	5,300	5,300

		15,300

	Par (000)	Value (000)

Maryland — 1.8%
Baltimore Industrial Development Authority,
Baltimore Capital Aquisition (RB) (LOC -
Bayerische Landesbank) (VRDN)
0.350%, 12/07/11	$10,900	$10,900

Massachusetts — 14.7%
Commonwealth of Massachusetts, Central Artery (GO) Series A (SBPA - Landesbank Baden Wurtemburg) (VRDN)
0.140%, 12/01/11	23,750	23,750
Massachusetts Health & Educational Facilities Authority, Children’s Hospital Project (RB) Series N-4 (LOC - JP Morgan Chase Bank) (VRDN)
0.120%, 12/01/11	12,195	12,195
Massachusetts Health & Educational Facilities Authority, Partners Healthcare System (RB) Series F-4 (SBPA - Bank of America) (VRDN)
0.140%, 12/01/11	26,800	26,800
Massachusetts Water Resources Authority, Multi-Modal (RB) Series C (LOC - Landesbank Hessen-Thuringen) (VRDN)
0.120%, 12/01/11	20,000	20,000
Massachusetts Water Resources Authority, Multi-Modal (RB) Series D (LOC - Landesbank Baden-Wurttemberg) (VRDN)
0.200%, 12/01/11	4,050	4,050

		86,795

Michigan — 5.6%
Michigan Finance Authority (RB) Series C-3 (LOC - Scotiabank)
2.000%, 08/20/12	6,000	6,073
Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group (RB) (VRDN)
0.450%, 03/01/12	5,000	5,000
University of Michigan (TECP)
0.150%, 01/03/12	7,000	7,000
University of Michigan Hospital (RB) Series B (VRDN)
0.100%, 12/01/11	15,000	15,000

		33,073

Minnesota — 1.5%
Minneapolis, Gateway University Project (RB) Series B (SBPA - Wells Fargo Bank) (VRDN)
0.150%, 12/01/11	8,720	8,720

Missouri — 3.1%
Missouri Development Finance Board, The Nelson Gallery Foundation (RB) Series A (SBPA - JPMorgan Chase Bank) (VRDN)
0.090%, 12/01/11	5,000	5,000
Missouri State Health & Educational Facilities Authority, Ascension Health (RB) Series C-3 (VRDN)
0.090%, 12/07/11	7,875	7,875

See Notes to Financial Statements.

28

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Missouri — continued
University of Missouri (RB) Series A (VRDN) 0.070%, 12/01/11	$5,430	$5,430

		18,305

Nevada — 4.1%
Reno, ReTRAC-Reno Transportation Rail Access Corridor Project (RB)
(LOC - Bank of New York Mellon) (VRDN)
0.090%, 12/01/11	24,300	24,300

New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Presbyterian HealthCare (RB) Series C (SBPA - Wells Fargo Bank) (VRDN)
0.130%, 12/01/11	3,870	3,870

New York — 2.7%
New York (GO) Sub-Series B-3 (LOC - TD Bank) (VRDN)
0.080%, 12/07/11	16,200	16,200

North Carolina — 5.2%
North Carolina Educational Facilities Finance Agency, Davidson College (RB) Series B (VRDN)
0.150%, 12/01/11	12,000	12,000
North Carolina State University at Raleigh (RB) Series B (SBPA - Bayerische Landesbank) (VRDN)
0.120%, 12/07/11	16,300	16,300
University of North Carolina at Chapel Hill (RB) Series B (VRDN)
0.050%, 12/07/11	2,735	2,735

		31,035

Ohio — 10.3%
Franklin County Hospital Improvement, Nationwide Hospital Project (RB) Series B (VRDN)
0.120%, 12/07/11	15,900	15,900
Franklin County, Holy Cross Health Systems (RB) (VRDN)
0.100%, 12/01/11	6,400	6,400
Montgomery County, Catholic Health Initiatives (RB) Series B-1 (SBPA - Bank of New York Mellon) (VRDN)
0.100%, 12/07/11	4,400	4,400
Ohio State (GO) Series B (VRDN)
0.100%, 12/07/11	7,500	7,500
Ohio State Higher Educational Facility Commission, Case Western Reserve University 2002 Project (RB) Series A (SBPA - Landesbank Hessen - Thuringen) (VRDN)
0.180%, 12/01/11	23,255	23,255

	Par (000)	Value (000)

Ohio State Higher Educational Facility Commission, Case Western Reserve University Project (RB) Series B-1 (LOC - U.S. Bank) (VRDN)
0.110%, 12/01/11	$3,350	$3,350

		60,805

Oklahoma — 2.2%
Oklahoma Turnpike Authority (RB) Series F (SBPA - JPMorgan Chase Bank ) (VRDN)
0.090%, 12/01/11	12,950	12,950

Pennsylvania — 11.2%
Delaware County Industrial Development Authority, Resource Recovery Facilities (RB) Series G (VRDN)
0.090%, 12/07/11	15,050	15,050
Lower Merion Township School District, Capital Project (GO) Series B (LOC - U.S. Bank) (VRDN)
0.110%, 12/01/11	12,270	12,270
Northampton County Higher Education Authority, Lehigh University (RB) Series A (SBPA - Wells Fargo) (VRDN)
0.120%, 12/01/11	1,400	1,400
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Philadelphia Project (RB) Series B (SBPA - JPMorgan Chase Bank) (VRDN)
0.090%, 12/01/11	7,700	7,700
Philadelphia Hospitals & Higher Education Facilities Authority, Children’s Hospital of Phildelphia Project (RB) Series A (SBPA - Bank of America) (VRDN)
0.090%, 12/01/11	5,550	5,550
Philadelphia, Multi-Modal (GO) Series B (LOC - Royal Bank of Canada) (VRDN)
0.100%, 12/01/11	3,000	3,000
Pittsburgh Water & Sewer Authority (RB) Sub-Series C-1C (LOC - Washington Federal Savings Bank and Federal Home Loan Bank) (AGM) (VRDN)
0.450%, 09/01/12	1,500	1,500
St. Mary Hospital Authority, Catholic Health Initiatives (RB) Series C (VRDN)
0.100%, 12/07/11	8,800	8,800
Washington County Authority, University of Pennsylvania (RB) (VRDN)
0.120%, 12/07/11	10,865	10,865

		66,135

Tennessee — 1.7%
Chattanooga Health Educational & Housing Facility Board, Catholic Health Initiatives (RB) Series C (VRDN)
0.100%, 12/07/11	9,840	9,840

See Notes to Financial Statements.

29

P N C  T a x  E x e m p t  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Par (000)	Value (000)
MUNICIPAL SECURITIES — continued
Texas — 12.7%
Harris County Cultural Education Facilities
Finance Corporation, Methodist Hospital
System (RB) Sub-Series C-2 (VRDN)
0.070%, 12/01/11	$8,900	$8,900
Harris County Health Facilities Development,
Texas Children’s Health (RB) Series 2 (SBPA - Bank of Nova Scotia) (VRDN)
0.120%, 12/01/11	21,165	21,165
Red River Education Financing Corporation,
Texas Christian University
Project (RB) (VRDN)
0.100%, 12/07/11	5,000	5,000
0.110%, 12/07/11	22,000	22,000
Tarrant County Health Facilities Development Corporation, Cook Children’s Medical System (RB) Series B (VRDN) 0.120%, 12/01/11	8,000	8,000
Texas (TRAN) Series A
2.500%, 08/30/12	10,000	10,167

		75,232

Utah — 1.7%
Utah County, IHC Health Services (RB) Series C (SPBA - U.S. Bank) (VRDN)
0.120%, 12/01/11	10,000	10,000

Virginia — 4.1%
Fairfax County Industrial Development Authority, Fairfax Hospital (RB) Series D (VRDN) 0.130%, 12/07/11	4,700	4,700
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series A-2 (SBPA - JPMorgan Chase Bank) (VRDN) 0.090%, 12/01/11	10,785	10,785
Fairfax County Industrial Development Authority, INOVA Health System Project (RB) Series C-1 (SBPA - JPMorgan Chase Bank) (VRDN) 0.090%, 12/01/11	3,565	3,565
Loudoun County Industrial Development Authority, Howard Hughes Medical (RB) Series A (VRDN) 0.070%, 12/07/11	5,000	5,000

		24,050

Washington — 0.7%
Washington Health Care Facilities Authority, Multicare Health System (RB) Series D (LOC - Barclays Bank PLC) (VRDN) 0.100%, 12/01/11	4,000	4,000

Puerto Rico — 0.5%
Commonwealth of Puerto Rico, Public Improvement (GO) Series C-5-2 (LOC - Barclays Bank PLC) (AGM) (VRDN) 0.100%, 12/01/11	2,940	2,940

Total Municipal Securities (Cost $585,819)		585,819

Number of Shares		Value (000)
AFFILIATED MONEY MARKET FUND — 0.1%
BlackRock Liquidity Funds MuniFund Portfolio†	648,940	$649

Total Affiliated Money Market Fund
(Cost $649)		649

TOTAL INVESTMENTS — 99.1%
(Cost $586,468)*		586,468

Other Assets & Liabilities – 0.9%		5,525
TOTAL NET ASSETS — 100.0%		$591,993

*	Also cost for Federal income tax purposes.

† See Note 3 in Notes to Financial Statements.

Please see Investment Abbreviations and Definitions on Page 34.

See Notes to Financial Statements.

30

Valuation Hierarchy:

A summary of inputs used to value the Fund’s investments as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$649	$ –	$–	$ 649

Municipal Securities	–	585,819	–	585,819

Total Assets – Investments in Securities	$649	$585,819	$–	$586,468

See Notes to Financial Statements.

31

P N C  T r e a s u r y  M o n e y  M a r k e t  F u n d

S C H E D U L E  O F  I N V E S T M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Par (000)	Value (000)
U.S. TREASURY OBLIGATIONS — 95.0%
U.S. Treasury Bills† — 40.8%
0.012%, 12/08/11	$15,000	$15,000
0.013%, 12/08/11	3,500	3,500
0.260%, 12/15/11	5,000	4,999
0.011%, 12/22/11	15,000	15,000
0.019%, 12/22/11	10,000	10,000
0.021%, 12/22/11	7,000	7,000
0.010%, 12/29/11	10,000	10,000
0.017%, 12/29/11	10,000	10,000
0.020%, 12/29/11	10,000	10,000
0.015%, 01/05/12	10,000	10,000
0.017%, 01/19/12	30,000	29,999
0.020%, 01/19/12	10,000	10,000
0.018%, 02/23/12	7,000	7,000
0.023%, 02/23/12	12,000	11,999
0.015%, 03/22/12	10,000	10,000
0.032%, 03/22/12	5,000	4,999
0.205%, 04/05/12	5,500	5,496
0.228%, 04/05/12	5,800	5,795
0.160%, 05/03/12	3,000	2,998
0.165%, 05/03/12	500	500

		184,285

U.S. Treasury Notes — 54.2%
1.125%, 12/15/11	48,000	48,020
1.000%, 12/31/11	20,000	20,016
1.125%, 01/15/12	32,000	32,043
0.875%, 01/31/12	39,000	39,055
1.375%, 02/15/12	17,000	17,047
4.875%, 02/15/12	33,000	33,331
0.875%, 02/29/12	25,000	25,053
1.375%, 03/15/12	10,000	10,039
1.000%, 03/31/12	20,000	20,060

		244,664

Total U.S. Treasury Obligations
(Cost $428,949)		428,949

Number of Shares		Value (000)
MONEY MARKET FUND — 5.8%
Federated U.S. Treasury Cash Reserve Money
Market Fund	26,001,512	$26,001

Total Money Market Fund
(Cost $26,001)		26,001

AFFILIATED MONEY MARKET FUND — 0.1%
BlackRock Treasury Trust Fund††	500,000	500

Total Affiliated Money Market Fund
(Cost $500)		500

TOTAL INVESTMENTS — 100.9%

(Cost $455,450)*		455,450

Other Assets & Liabilities – (0.9)%		(4,081)

TOTAL NET ASSETS — 100.0%		$451,369

*	Also cost for Federal income tax purposes.
†	The rate shown is the effective yield at purchase date.
††	See Note 3 in Notes to Financial Statements.

Please	see Investment Abbreviations and Definitions on Page 34.

See Notes to Financial Statements.

32

Valuation Hierarchy:

A summary of inputs used to value the fund’s net assets as of November 30, 2011 is as follows (See Note 2 in Notes to Financial Statements).

	Level 1 Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total Value at November 30, 2011 (000)

Affiliated Money Market Fund	$500	$–	$–	$500

Money Market Fund	26,001	–	–	26,001

U.S. Treasury Obligations	–	428,949	–	428,949

Total Assets – Investments in Securities	$26,501	$428,949	$–	$455,450

See Notes to Financial Statements.

33

P N C   M o n e y  M a r k e t  F u n d s

I N V E S T M E N T  A B B R E V I A T I O N S  A N D  D E F I N I T I O N S

AGM — Assured Guaranty Municipal Corporation

BAN — Bond Anticipation Note

Cl — Class

DD — Delayed Delivery Transaction

DN — Discount Note. The rate shown is the effective yield at purchase date.

  FRN — Floating Rate Note: the rate shown is the rate in effect on November 30, 2011, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO — General Obligation

LLC — Limited Liability Company

LOC — Letter of Credit

MTN — Medium Term Note

PLC — Public Limited Company

RAN — Revenue Anticipation Note

RB — Revenue Bond

RN — Revenue Note

SBPA — Standby Bond Purchase Agreement

STRB — Short Term Revenue Bond

TAN — Tax Anticipation Note

TECP — Tax Exempt Commercial Paper

TRAN — Tax Revenue Anticipation Note

  VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on November 30, 2011, and the date shown is the next reset or put date.

See Notes to Financial Statements.

34

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P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund
ASSETS
Investments in non-affiliates at value	$686,157	$1,617,142	$208,403
Investments in repurchase agreements at value*	357,923	315,248	–
Investments in affiliates at value	15,002	–	1,414

Total Investments at value(1)	1,059,082	1,932,390	209,817

Cash	1	2,073	–
Receivable for shares of beneficial interest issued	974	351	1
Dividends and interest receivable	676	349	609
Prepaid expenses	36	51	13

Total Assets	1,060,769	1,935,214	210,440

LIABILITIES
Payable for shares of beneficial interest redeemed	2,014	11,418	1
Payable for investment securities purchased	–	6,792	8,774
Dividends payable
Class I	7	62	3
Class A	1	8	–
Investment advisory fees payable	20	104	10
12b-1 fees payable
Class A	10	18	–
Administration fees payable	45	80	10
Custodian fees payable	15	22	3
Transfer agent fees payable	32	59	7
Trustees’ fees payable	8	15	2
Other liabilities	71	119	22

Total Liabilities	2,223	18,697	8,832

TOTAL NET ASSETS	$1,058,546	$1,916,517	$201,608

(1) Investments in non-affiliates at cost	$686,157	$1,617,142	$208,403
Investments in repurchase agreements at cost	357,923	315,248	–
Investments in affiliates at cost	15,002	–	1,414

Total Investments at cost	$1,059,082	$1,932,390	$209,817

*	Repurchase agreements exceeding 10% of total assets are shown separately on the Statements of Assets and Liabilities. See Schedules of Investments for details of all repurchase agreements.

See Notes to Financial Statements.

36

	Government Money Market Fund	Money Market Fund	Ohio Municipal Money Market Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$1,058,653	$1,916,551	$201,611

Distributions in Excess of Net Investment Income	(43)	(36)	–

Accumulated Net Realized Gain (Loss) on Investments	(64)	2	(3)

Total Net Assets	$1,058,546	$1,916,517	$201,608

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$916,980,077	$1,536,434,344	$197,642,559

Class I shares outstanding	917,157,874	1,536,508,892	197,646,352

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$141,566,333	$379,989,426	$550,747

Class A shares outstanding	141,599,217	380,023,527	550,747

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class C	NA	$92,892	NA

Class C shares outstanding	NA	92,881	NA

Net Asset Value, Offering and Redemption Price Per Share	NA	$1.00	NA

Net assets applicable to Class T	NA	NA	$3,415,091

Class T shares outstanding	NA	NA	3,415,104

Net Asset Value, Offering and Redemption Price Per Share	NA	NA	$1.00

See Notes to Financial Statements.

37

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  A S S E T S  A N D  L I A B I L I T I E S  ( 0 0 0 )

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

ASSETS
Investments in non-affiliates at value	$77,619	$585,819	$454,950
Investments in affiliates at value(1)	4,171	649	500

Total Investments at value	81,790	586,468	455,450

Receivable for shares of beneficial interest issued	–	5,353	2,213
Dividends and interest receivable	90	281	1,242
Receivable from Adviser	1	–	28
Prepaid expenses	10	29	30

Total Assets	81,891	592,131	458,963

LIABILITIES
Payable for shares of beneficial interest redeemed	55	–	7,526
Payable for investment securities purchased	990	–	–
Dividends payable
Class I	1	9	3
Class A	–	–	1
Investment advisory fees payable	–	6	–
12b-1 fees payable
Class A	1	7	2
Administration fees payable	5	27	21
Custodian fees payable	2	6	4
Transfer agent fees payable	2	17	11
Trustees’ fees payable	–	5	2
Other liabilities	12	61	24

Total Liabilities	1,068	138	7,594

TOTAL NET ASSETS	$80,823	$591,993	$451,369

(1) Investments in non-affiliates at cost	$77,619	$585,819	$454,950
Investments in affiliates at cost	4,171	649	500

Total Investments at cost	$81,790	$586,468	$455,450

See Notes to Financial Statements.

38

	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

NET ASSETS:

Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$80,773	$592,010	$451,407

Distributions in Excess of Net Investment Income	–	–	(15)

Accumulated Net Realized Gain (Loss) on Investments	50	(17)	(23)

Total Net Assets	$80,823	$591,993	$451,369

NET ASSET VALUE (In unrounded dollars and shares):
Net assets applicable to Class I	$70,715,513	$520,233,623	$346,787,951

Class I shares outstanding	70,719,010	520,285,721	346,822,442

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class A	$9,591,904	$40,119,735	$104,581,033

Class A shares outstanding	9,591,936	40,118,287	104,592,825

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

Net assets applicable to Class C	NA	NA	NA

Class C shares outstanding	NA	NA	NA

Net Asset Value, Offering and Redemption Price Per Share	NA	NA	NA

Net assets applicable to Class T	$515,231	$31,639,898	NA

Class T shares outstanding	515,252	31,639,871	NA

Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	NA

See Notes to Financial Statements.

39

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  O P E R A T I O N S  ( 0 0 0)

F o r  t h e  S i x  M o n t h s  E n d e d  N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

	Government Money Market Fund	Money Market Fund
Investment Income:
Dividends	$6	$–
Interest	728	1,650
Income from affiliate(1)	–	3

Total Investment Income	734	1,653

Expenses:
Investment advisory fees	1,380	2,358
Administration fees	282	479
Transfer agent fees	67	116
Custodian fees	22	32
Professional fees	75	126
Pricing service fees	2	4
Printing and shareholder reports	15	25
Registration and filing fees	24	33
Trustees’ fees	27	46
Miscellaneous	33	48

Total Expenses	1,927	3,267

Less:
Waiver of investment advisory fees(1)	(1,296)	(2,087)
Expense reimbursements:(1)	–	–
12b-1 fee reversal:(1)
Class A	–	–

Net Expenses	631	1,180

Net Investment Income	103	473

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments Sold	–	2

Net Increase in Net Assets Resulting from Operations	$103	$475

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

40

Ohio Municipal Money Market Fund	Pennsylvania Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	Treasury Money Market Fund

$–	$–	$–	$–
203	61	423	72
–	–	–	–

203	61	423	72

219	83	645	525
59	25	166	110
15	5	35	22
4	2	9	6
15	6	41	26
3	3	5	1
3	1	8	5
11	9	23	18
5	2	15	9
5	2	13	14

339	138	960	736

(160)	(83)	(606)	(525)
–	(3)	–	(160)

(7)	–	(2)	–

172	52	352	51

31	9	71	21

–	–	–	(4)

$31	$9	$71	$17

See Notes to Financial Statements.

41

P N C  M o n e y  M a r k e t  F u n d s

S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S  ( 0 0 0 )  ( U n a u d i t e d )

	$00.0	$00.0	$00.0	$00.0	$00.0	$00.0	$00.0	$00.0	$00.0	$00.0	$00.0	$00.0
	Government Money Market Fund						Money Market Fund
	For the Six Months Ended November 30, 2011			For the Year Ended May 31, 2011			For the Six Months Ended November 30, 2011			For the Year Ended May 31, 2011

Investment Activities:
Net investment income		$103			$589			$473			$1,006
Net realized gain (loss) on investments sold		–			64			2			293
Net increase from payment by affiliate(1)		–			–			–			–

Net increase in net assets resulting from operations		103			653			475			1,299

Dividends to Shareholders:
Dividends from net investment income:
Class I		(89)			(490)			(375)			(1,036)
Class A		(14)			(99)			(98)			(272)
Class T		–			–			–			–

Total dividends		(103)			(589)			(473)			(1,308)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Class I		775,650			1,927,873			681,029			1,900,499
Class A		401,743			799,878			424,751			1,089,122
Class C		–			–			119			45
Class T		–			–			–			–
Reinvestment of dividends:
Class I		–			2			4			10
Class A		–			10			49			150

Total proceeds from shares issued and reinvested		1,177,393			2,727,763			1,105,952			2,989,826

Value of shares redeemed:
Class I		(866,924)			(2,519,962)			(626,472)			(2,151,069)
Class A		(413,847)			(901,660)			(502,026)			(1,158,389)
Class C		–			–			(156)			(88)
Class T		–			–			–			–

Total value of shares redeemed		(1,280,771)			(3,421,622)			(1,128,654)			(3,309,546)

Increase (decrease) in net assets from share transactions		(103,378)			(693,859)			(22,702)			(319,720)

Total increase (decrease) in net assets		(103,378)			(693,795)			(22,700)			(319,729)

Net Assets:
Beginning of Period		1,161,924			1,855,719			1,939,217			2,258,946

End of Period*		$1,058,546			$1,161,924			$1,916,517			$1,939,217

*Including undistributed (distributions in excess of) net investment income		$(43)			$(43)			$(36)			$(36)

(1)	See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

42

Ohio Municipal Money Market Fund		Pennsylvania Tax Exempt Money Market Fund		Tax Exempt Money Market Fund		Treasury Money Market Fund
For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011	For the Six Months Ended November 30, 2011	For the Year Ended May 31, 2011

$31	$155	$9	$30	$71	$218	$21	$42
–	(3)	–	–	–	44	(4)	5
–	–	–	50	–	–	–	133

31	152	9	80	71	262	17	180

(23)	(146)	(8)	(26)	(63)	(201)	(16)	(34)
(8)	(6)	(1)	(4)	(6)	(16)	(5)	(10)
–	(3)	–	–	(2)	(1)	–	–

(31)	(155)	(9)	(30)	(71)	(218)	(21)	(44)

166,982	363,176	53,553	91,976	693,800	1,121,920	647,141	888,443
303	10,517	13,370	22,299	33,622	167,734	111,403	262,157
–	–	–	–	–	–	–	–
2,804	16,647	353	647	51,598	16,396	–	–

–	1	–	–	–	–	–	1
2	5	1	4	4	14	–	1

170,091	390,346	67,277	114,926	779,024	1,306,064	758,544	1,150,602

(178,998)	(436,806)	(52,859)	(102,836)	(713,223)	(1,240,035)	(560,798)	(914,884)
(2,703)	(22,375)	(14,152)	(24,638)	(26,281)	(204,109)	(100,277)	(263,461)
–	–	–	–	–	–	–	–
(2,567)	(13,616)	(163)	(321)	(22,766)	(13,589)	–	–

(184,268)	(472,797)	(67,174)	(127,795)	(762,270)	(1,457,733)	(661,075)	(1,178,345)

(14,177)	(82,451)	103	(12,869)	16,754	(151,669)	97,469	(27,743)

(14,177)	(82,454)	103	(12,819)	16,754	(151,625)	97,465	(27,607)

215,785	298,239	80,720	93,539	575,239	726,864	353,904	381,511

$201,608	$215,785	$80,823	$80,720	$591,993	$575,239	$451,369	$353,904

$–	$–	$–	$–	$–	$–	$(15)	$(15)

See Notes to Financial Statements.

43

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

1. Fund Organization

PNC Funds (the “Trust”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of November 30, 2011, the Trust offered for sale shares of 30 Funds. Each of the Funds is authorized to issue various classes of shares (individually, a “Class”, collectively, the “Classes”). Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution (12b-1) fees and/or shareholder services fees, sales charges and investment minimums. With respect to the Money Market Funds, as defined below, Class I, Class T and Class A Shares are sold without a sales charge; Class C Shares of the Money Market Fund are available only through dividend reinvestments and permitted exchanges and may incur contingent deferred sales charges. Contingent deferred sales charges may be reduced or waived under certain circumstances.

The Trust currently offers four asset categories that consist of the following Funds (each referred to as a “Fund,” or collectively as the “Funds”):

Equity Funds

Balanced Allocation Fund, International Equity Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Value Fund, Multi-Factor Small Cap Core Fund, Multi-Factor Small Cap Growth Fund, Multi-Factor Small Cap Value Fund, S&P 500 Index Fund and Small Cap Fund;

Fixed Income Funds

Bond Fund, Government Mortgage Fund, High Yield Bond Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Total Return Advantage Fund and Ultra Short Bond Fund;

Tax Exempt Bond Funds

Intermediate Tax Exempt Bond Fund, Maryland Tax Exempt Bond Fund, Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund, Pennsylvania Intermediate Municipal Bond Fund and Tax Exempt Limited Maturity Bond Fund;

Money Market Funds

Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund and Treasury Money Market Fund.

The financial statements presented herein are those of the Money Market Funds. The financial statements of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds are not presented herein, but are presented separately.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Money Market Funds.

Investment Valuation

The investments of the Money Market Funds, other than investments in other money market funds and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board of Trustees of the Trust (the “Board”). No such investments held on November 30, 2011 were valued at other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

44

The Financial Accounting Standards Board (“FASB”) statement “Fair Value Measurements and Disclosures” defines fair value as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value. These inputs, listed below, are summarized in three broad levels and investment assets reported at fair value are classified on the basis of the lowest level input that is significant to fair value:

•	Level 1 — quoted prices in active markets for identical securities, including, but not limited to:

Investment Companies – investments in open-end mutual funds which are valued at their closing net asset value.

•	Level 2 — other significant observable inputs, including but not limited to:

All Securities – quoted prices for similar securities; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, observable correlated market inputs.

Fixed Income Securities – Pricing service-supplied valuations, including matrix pricing, based on methods which consider standard inputs such as yields or prices of bonds of comparable quality, stability, risk, coupon, maturity, type, trading factors, indications of value from dealers or other financial institutions that trade the securities; short term obligations valued at amortized cost; repurchase agreements; or, the use of multiple broker quoted prices or indications of value.

•	Level 3 — significant unobservable inputs, including but not limited to:

All Securities – modeling or manual pricing based on each Fund’s own assumptions in determining fair value of investments.

Fixed Income Securities – single broker quotes in the form of an indication of value; or, pricing utilizing standard inputs which are considered unobservable.

Each Fund recognizes transfers into and out of levels at the end of the reporting period. The Funds did not have any transfers between Level 1 and Level 2 during the six months ended November 30, 2011.

The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The valuation hierarchy of each Fund’s securities as of November 30, 2011 can be found at the end of each Fund’s Schedule of Investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on a trade date basis for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the estimated lives of the respective investments using the effective interest method. Expenses common to all of the Funds in the Trust are allocated among the Funds primarily on the basis of each Fund’s respective average net assets. However, other allocation methodologies may also be utilized when appropriate for a given circumstance, including a fixed or straight-line allocation across Funds. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class.

45

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

Dividends and Distributions to Shareholders

Dividends from net investment income for each of the Money Market Funds are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by each of the Money Market Funds. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Each Fund, with the exception of the Treasury Money Market Fund, may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund purchases a debt obligation from a financial institution such as a bank or broker-dealer, subject to a mutual agreement that the seller will repurchase the obligation at an agreed-upon price and time. The debt obligation is collateralized by securities held in safekeeping by the Fund’s custodian or another qualified custodian or in the Federal Reserve/U.S. Treasury book-entry system with value no less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in the amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in any future gains and losses with respect to the security.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Money Market Funds pursuant to the Advisory Agreement with PNC Capital Advisors, LLC (the “Adviser”), an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC Group”), are payable monthly and are calculated at an annual rate, listed in the table below, of each Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees and reimburse certain expenses of a Fund. Such waivers and reimbursements are voluntary and may be changed or discontinued at any time. The table below lists the advisory fees, waivers and expense reimbursements that were in effect during the six months ended November 30, 2011.

	Annual Rate	Fee Waiver	Expense Reimbursement
Government Money Market Fund*	0.25%	0.23%	0.00%
Money Market Fund*	0.25%	0.22%	0.00%
Ohio Municipal Money Market Fund*	0.20%	0.15%	0.00%
Pennsylvania Tax Exempt Money Market Fund*	0.20%	0.20%	0.01%
Tax Exempt Money Market Fund*	0.20%	0.19%	0.00%
Treasury Money Market Fund*	0.25%	0.25%	0.08%

*

The Adviser voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.05% for the Money Market Fund and 0.01% for the Treasury Money Market Fund for the period June 1, 2011 to November 30, 2011. The Adviser also voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.03% for the period June 1, 2011 to July 31, 2011, of at least 0.02% for the period August 1, 2011 to August 31, 2011 and at least 0.01% for the period September 1, 2011 to November 30, 2011 for the Government Money Market Fund. Finally, the Adviser voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield of at least 0.03% for the period June 1, 2011 to June 30, 2011, and of at least 0.02% for the period July 1, 2011 to November 30, 2011 for each of the Tax Exempt Money Market Funds. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Class A, Class C and Class T Shares of the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, Class C and Class T Shares in consideration

46

for payment of up to 0.25% of the average daily net assets of each Fund’s Class A Shares or Class C Shares and up to 0.10% of the average daily net assets of each Fund’s Class T Shares.

The Funds suspended payment of Shareholder Services Fees effective January 1, 2010. This suspension is voluntary and may be changed at any time.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC, the principal underwriter (the “Underwriter”), are parties to a distribution agreement dated May 1, 2003. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Funds reimburse the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.10% per annum of the average daily net assets of the Funds’ Class A Shares. The Board renewed a contractual commitment whereby actual distribution fees for Class A Shares are limited to no more that 0.03% with respect to each Fund. This commitment continues through September 30, 2012, at which time the Board will consider whether to renew, revise or discontinue it. The Trust also has adopted a separate compensation plan under Rule 12b-1 with respect to Class C Shares of the Money Market Fund, pursuant to which the Money Market Fund compensates the Underwriter for distribution services in an amount up to 0.75% per annum of the average daily net assets of the Fund’s Class C Shares.

As of November 30, 2011, the 12b-1 accrual was at an annual rate of 0.00% for each of the Funds.

During the reporting period, a portion of the Trust’s Class A shares plan liability balance in excess of actual and estimated expenses was added back to the Class A net asset value of each respective Fund.

Trustees’ Fees

Each Trustee receives an annual consolidated fee of $45,000 plus $3,000 for each combined Board meeting attended in person, and such amount, up to a maximum of $2,000, as may be determined for each Board meeting attended telephonically, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $16,000 per year and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust or PNC Advantage Funds (“Advantage”), another registered investment company managed by the Adviser, receives any compensation from the Trust. Fees are paid quarterly in arrears and are allocated to the Trust and Advantage based on their average daily net assets.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Adviser are parties to a Co-Administration and Accounting Services Agreement, pursuant to which BNY Mellon and the Adviser serve as Co-Administrators to the Trust. BNY Mellon and the Adviser served as Co-Administrators to the Trust in exchange for fees at the annual rate of 0.05% based on average daily net assets of the Trust’s Funds. For their services as Co-Administrators during the six months ended November 30, 2011, approximately 0.0213% was allocated to BNY Mellon and 0.0287% was allocated to the Adviser in aggregate. One of the officers of BNY Mellon is Assistant Treasurer of the Trust and PNC Funds. Another officer of BNY Mellon is Assistant Secretary of the Trust and PNC Funds.

Custodian Fees

Bank of New York Mellon, an affiliate of BNY Mellon (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. Bank of New York Mellon also serves as Custodian for Advantage. The Custodian fees for the Trust and Advantage are calculated at the following annual rate: 0.0025% of the first $5 billion of the combined average daily gross assets of the Trust and Advantage, 0.002% of the next $5 billion of the combined average daily gross assets of the Trust and Advantage and 0.001% of the combined average daily gross assets in excess of

47

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

$10 billion. The custodian fees are allocated to the Trust and Advantage based on each Fund’s relative average daily net assets. Bank of New York Mellon also receives other transaction-based charges and is reimbursed for out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as Transfer Agent for the Funds. For its services as Transfer Agent, BNY Mellon receives a fee based primarily upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the six months ended November 30, 2011, BNY Mellon received $660,074 from the Trust in aggregate fees and expenses for services rendered under the Transfer Agency Services Agreement. Of this amount, the Money Market Funds paid $174,288 to BNY Mellon.

Affiliated Money Market Funds

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Money Market Funds offered by the Trust, Advantage and/or the BlackRock Funds.

PNC Group, the indirect parent company of the Adviser to the Trust, owns a minority interest in BlackRock, Inc. As a result, the BlackRock Funds are considered affiliates of the Adviser. The total net purchases and sales of affiliated Funds for the six months ended November 30, 2011 are presented in the following table.

	PNC Advantage Institutional Money Market Funds (000)	BlackRock Liquidity Funds MuniFund Portfolio (000)	BlackRock Ohio Municipal Money Market Portfolio (000)	BlackRock Pennsylvania Municipal Money Market Portfolio (000)	BlackRock Treasury Trust Fund (000)
Money Market Fund	$(50,537)	$ –	$ –	$ –	$ –
Ohio Municipal Money Market Fund	–	–	131	–	–
Pennsylvania Tax Exempt Money Market Fund	–	–	–	3,572	–
Tax Exempt Money Market Fund	–	133	–	–	–
Treasury Money Market Fund	–	–	–	–	(9,500)

Amounts presented as positive numbers represent net purchases of the respective Funds. Amounts presented as (negative) numbers represent net sales of the respective Funds.

The net purchases and sales of Advantage and BlackRock Funds for the Government Money Market Fund for the six months ended November 30, 2011 were zero.

Dividends received from such investments are reported as “Income from affiliate” in the Statements of Operations.

Details of affiliated holdings at November 30, 2011 are included in the respective Fund’s Schedule of Investments.

4. Federal Income Taxes

Each of the Money Market Funds is classified as a separate taxable entity for Federal income tax purposes and intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Each Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as an expense during the current year. A tax position that does meet the more-likely-than-not recognition threshold shall be measured as the largest amount of tax benefit that is greater than 50 percent likely of being realized upon settlement with the relevant taxing authority. Management has analyzed the Funds’ tax positions through the current six months ended November 30, 2011 and for all open tax years (years ended May 31, 2009 through May 31, 2011) and has concluded that no provision for income tax is required in the Funds’ financial statements.

48

The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are attributable primarily to differences in the book/tax treatment of deferred compensation and distribution payables, where applicable. The character and timing of dividends and/or distributions made during the year from net investment income and/or net realized capital gains may differ from the year that the income or realized capital gains (losses) were recorded by the Money Market Funds. To the extent any of these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences have been reclassified to/from the following accounts for the fiscal year ended May 31, 2011:

Undistributed Net Investment Income (000)		Accumulated Net Realized Losses (000)	Paid-in Capital (000)
Money Market Fund	$263	$(263)	$ –
Tax Exempt Money Market Fund	–	10	(10)
Treasury Money Market Fund	–	–*	–*
*Amount represents less than $500.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. During the year ended May 31, 2011, capital loss carryforwards that were utilized to offset capital gains were as follows:

(000)
Government Money Market Fund	$ 64
Money Market Fund	30
Pennsylvania Tax Exempt Money Market Fund	–*
Tax Exempt Money Market Fund	44
Treasury Money Market Fund	136
*Amount represents less than $500.

At May 31, 2011, the Funds had capital loss carryforwards (in thousands) available to offset future realized capital gains through the indicated expiration dates:

	Expiring May 31,
	2012		2015	2016	2017	2018	2019	Total
Government Money Market Fund	$–		$–	$64	$–	$–	$–	$64
Ohio Municipal Money Market Fund	–	*	–	–	–	–	3	3
Tax Exempt Money Market Fund**	–		2	15	–	–	–	17
Treasury Money Market Fund	–		–	–	10	9	–	19
* Amount represents less than $500.

** Capital loss carryforwards in the amount of (in thousands) $10 for the Tax Exempt Money Market Fund expired unused during the year ended May 31, 2011.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), net capital losses incurred after May 31, 2011 may be carried forward indefinitely with their character retained as short term or long term. Net capital losses incurred prior to May 31, 2011 may be carried forward for eight years and are treated as short term capital losses in the year to which they were carried. However, the Modernization Act requires that post-enactment net capital losses (i.e., those incurred after May 31, 2011) be used before pre-enactment net capital loss carryforwards, which increases the likelihood that pre-enactment capital loss carryforwards will expire unused.

5. Market and Credit Risk

Each of the Money Market Funds may invest up to 5% of net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund’s ability to dispose of

49

P N C  M o n e y  M a r k e t  F u n d s

N O T E S  T O  F I N A N C I A L  S T A T E M E N T S

N o v e m b e r  3 0 ,  2 0 1 1  ( U n a u d i t e d )

such securities in a timely manner and at a fair price. Securities acquired under the provisions of Rule 144A can only be traded between qualified institutional buyers. Any such security will not be considered illiquid so long as it is determined by the Board or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. Details of investments in illiquid and/or restricted securities are included in each Fund’s Schedule of Investments.

The Ohio Municipal Money Market and Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The Tax Exempt Money Market Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Funds. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds. At November 30, 2011, the following percentages of the Funds’ net assets were insured by bond insurers.

Bond Insurer	Pennsylvania Tax Exempt Money Market	Tax Exempt Money Market
AGM	6.4%	0.8%

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, and third party insurance.

6. Indemnifications

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Funds expect the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncement

In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact to the Funds’ financial statements.

8. Capital Infusion

On November 30, 2010, PNC Group, the indirect parent of the Adviser, provided $50,000 to the Pennsylvania Tax Exempt Money Market Fund and $133,000 to the Treasury Money Market Fund as capital infusions which represent voluntary contributions to capital in order to offset prior realized losses.

9. Subsequent Events

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded.

50

T R U S T E E S  R E V I E W  A N D  A P P R O V A L  O F  A D V I S O R Y  A G R E E M E N T

At a meeting held on June 1, 2011, the Trustees of PNC Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), met in person and voted to approve the extension of the Advisory Agreement between the Trust and PNC Capital Advisors, LLC (the “Adviser”) to September 30, 2011. The extension of the Advisory Agreement was to ensure that the Trustees had time to request and evaluate additional information from the Adviser relating to the services provided to the Trust.

The Trustees discussed with independent counsel to the Trustees (“Independent Counsel”) a memorandum prepared by Independent Counsel concerning the Trustees’ fiduciary responsibilities under state and federal law when reviewing advisory agreements. The Trustees, along with Independent Counsel, then reviewed information provided by the Adviser in response to Independent Counsel’s request on behalf of the Trustees. The information, which concerned the Adviser’s activities as investment adviser for the Trust and related to the Trustees’ consideration of the extension of the Advisory Agreement, addressed, among other matters, the nature of the advisory services provided by the Adviser, including portfolio management personnel and their compensation structure; the performance of the Adviser, including the performance of its other similarly managed accounts and industry peers; the profitability of the Adviser; the Adviser’s operations with respect to its oversight of sub-advisers; brokerage, trading, soft dollar practices and securities lending practices; fees and expenses of each Fund compared to a peer group selected by Lipper, Inc. and the other accounts similarly managed by the Adviser, including a discussion of the services provided to these accounts; the compliance program of the Adviser; and risk management and monitoring measures. A detailed discussion ensued, and it was noted by Independent Counsel that the Trustees must approve the extension of the agreement with the Adviser on a fund by fund basis. Based on this review, the Trustees requested additional information from the Adviser relating to profitability and approved the extension of the Advisory Agreement between the Trust and Adviser until September 30, 2011.

At a meeting held on September 8, 2011, the Trustees of the Trust, including the Independent Trustees, met in person and voted to approve the renewal of the Advisory Agreement between the Trust and the Adviser for a one-year period commencing October 1, 2011.

The Trustees met with Independent Counsel who reminded the Trustees that at their previous meeting they had reviewed comprehensive written materials prepared by the Adviser in response to Independent Counsel’s request on behalf of the Trustees. The Trustees, along with Independent Counsel, then reviewed the supplemental information provided by the Adviser regarding profitability data of comparable fund management companies. The Adviser explained that the comparative material was collected from publicly available data and reflected the comparison of the Adviser’s entire business compared to that of its competitors, and was not a comparison of fund level activity only for the Adviser or the competitors. A discussion ensued in which the Adviser responded to Trustees’ questions about the comparability of the companies included in the comparison. Independent Counsel noted that the Trustees’ review of profitability data was but one factor in the Board’s overall review of information in connection with its consideration of the annual renewal of the Advisory Agreement; the Trustees should consider the materials pertaining to the other factors that they must consider for annual renewal of the agreement that they discussed at their last meeting, as well as information that they receive throughout the year. With respect to the annual renewal, Independent Counsel informed the Trustees that their approval of the agreement must be determined on a fund by fund basis.

In reaching their decision to renew the Advisory Agreement, the Trustees considered whether the agreement continues to be in the best interests of the funds and their shareholders, an evaluation based primarily on the nature and quality of the services provided by the Adviser and the overall fairness of the agreement to the Trust.

In the course of their review, the Trustees with the assistance of Independent Counsel considered their legal responsibilities and reviewed materials received from the Adviser.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Trustees confirmed that there were no pending litigation or regulatory actions against the Adviser that would adversely affect or prohibit the Adviser’s services to the Trust.

Based on this review, the Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to act as the investment adviser. With respect to the advisory fees, the Trustees noted that such fees remained the same and concluded such fees were fair and reasonable.

Based on their evaluation of all material factors, including those described above, the Trustees concluded that the terms of the agreement remained reasonable and fair and that the renewal of the Advisory Agreement was in the best interests of the Trust and the funds’ shareholders. The Board approved the renewal of the Advisory Agreement.

51

P N C  M o n e y  M a r k e t  F u n d s

P R O X Y  V O T I N G  A N D  Q U A R T E R L Y  S C H E D U L E S  O F  I N V E S T M E N T S

( U n a u d i t e d )

Proxy Voting

A description of the policies and procedures that PNC Funds use to determine how to vote proxies relating to their portfolio securities as well as information regarding how PNC Funds voted proxies during the most recent 12-month period ended June 30, is available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Fund’s website at pncfunds.com, or on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-622-FUND (3863), visiting the Trust’s website at pncfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Fund Holdings

A monthly listing of the holdings of the PNC Money Market Funds can be found by visiting the Funds’ website at pncfunds.com.

52

Investment Adviser

PNC Capital Advisors, LLC

Two Hopkins Plaza, 4th Floor

Baltimore, MD 21201

Underwriter

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, PA 19406

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199-3600

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

500 College Road East, 3rd Floor

Princeton, NJ 08540

Custodian

Bank of New York Mellon

One Wall Street

New York, NY 10286

760 Moore Road
King of Prussia, PA 19406

INVESTMENT ADVISER:

PNC FUNDS

SA-001-1211

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	PNC Funds

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
(principal executive officer)

Date	January 23, 2012

By (Signature and Title)*	/s/ John Kernan
John Kernan, Treasurer
(principal financial officer)

Date	January 23, 2012

*	Print the name and title of each signing officer under his or her signature.